                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                         of the Securities Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use by the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                                                 STREAMLINE.COM, INC.
--------------------------------------------------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and
           0-11.
           1.   Title of each class of securities to which transaction
                applies:
                COMMON STOCK, PAR VALUE $.01 PER SHARE
                ------------------------------------------------------------
           2.   Aggregate number of securities to which transaction applies:
                UP TO 4,330,433 SHARES OF COMMON STOCK, BASED ON CURRENT
                CAPITALIZATION
                OF ACQUIRED COMPANY
                ------------------------------------------------------------
           3.   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                $12.4065, ESTIMATED BASED ON THE AVERAGE OF THE HIGH AND LOW
                PRICES OF THE REGISTRANT'S COMMON STOCK REPORTED BY THE
                NASDAQ NATIONAL MARKET ON DECEMBER 1, 1999
                ------------------------------------------------------------
           4.   Proposed maximum aggregate value of transaction:
                $53,725,517
                ------------------------------------------------------------
           5.   Total fee paid:
                $10,746
                ------------------------------------------------------------

/X/        Fee paid previously with preliminary materials
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
           1.   Amount Previously Paid:
                ------------------------------------------------------------
           2.   Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           3.   Filing Party:
                ------------------------------------------------------------
           4.   Date Filed:
                ------------------------------------------------------------

                              STREAMLINE.COM, INC.
                              27 DARTMOUTH STREET
                               WESTWOOD, MA 02090

                            ------------------------

                                                               December 13, 1999

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders of Streamline.com, Inc. to be held at the principal offices of Streamline, 27 Dartmouth Street, Westwood, MA 02090, on January 5, 2000, at 10:00 a.m., local time.

    The Notice of Meeting and the Proxy Statement/Private Placement Memorandum that follow describe the business to be considered and acted upon by the shareholders at the meeting.

    The board of directors of Streamline encourages your participation in Streamline's shareholder voting process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the accompanying proxy card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

                                          Sincerely,

                                          /s/ Timothy A. DeMello

                                          Timothy A. DeMello
                                          CHAIRMAN OF THE BOARD

                              STREAMLINE.COM, INC.
                              27 DARTMOUTH STREET
                               WESTWOOD, MA 02090
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 5, 2000

TO THE SHAREHOLDERS OF STREAMLINE.COM, INC.:

    NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Streamline.com, Inc. will be held at 10:00 a.m., local time, on January 5, 2000, at Streamline's principal offices at 27 Dartmouth Street, Westwood, MA 02090:

    1. To approve the Agreement and Plan of Merger and Reorganization, dated as of October 18, 1999, among Streamline, Streamsub, Inc., Beacon Home
Direct, Inc. d/b/a Scotty's Home Market, referred to in this proxy statement and private placement memorandum as Scotty's and certain other parties. As a result of the merger, each share of the common stock of Scotty's, assuming conversion of preferred stock of Scotty's into common stock, other than shares as to which dissenters' rights have been perfected or fractional shares, will be converted into the right to receive 0.4000 shares of the common stock of Streamline, subject to adjustment as described in the merger agreement. Additionally, options and warrants to acquire Scotty's common stock, after adjustment to reflect this exchange ratio, will become exercisable for Streamline common stock. Under the terms of the merger agreement, the effective time of the merger could occur as late as March 31, 2000.

    2. To approve an increase in the number of shares of Streamline common stock authorized for issuance under Streamline's 1993 Employee Stock Option Plan, as amended, from 2,500,000 to 3,000,000.

    3. To consider such other matters as may properly come before the special meeting and any adjournments or postponements thereof.

    Only shareholders of record at the close of business on November 26, 1999 are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Timothy A. DeMello

                                          Timothy A. DeMello,
                                          CHAIRMAN OF THE BOARD

Westwood, MA
December 13, 1999

                                    IMPORTANT
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

                 PROXY STATEMENT / PRIVATE PLACEMENT MEMORANDUM

                          SPECIAL MEETING OF SHAREHOLDERS

                            OF STREAMLINE.COM, INC.

                         TO BE HELD ON JANUARY 5, 2000

                            ------------------------

    This Proxy Statement/Private Placement Memorandum is being furnished to the shareholders of Streamline, Inc., a Delaware corporation, in connection with the solicitation of proxies by the board of directors of Streamline for use at the special meeting of shareholders of Streamline to be held on January 5, 2000, 10:00 a.m. local time, at Streamline's principal offices at 27 Dartmouth Street, Westwood, Massachusetts 02090.

    At the Streamline special meeting, holders of shares of Streamline common stock will vote upon a proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of October 18, 1999, by and between Streamline, Beacon Home Direct, Inc. d/b/a Scotty's Home Market, Streamsub, Inc., a wholly owned subsidiary of Streamline, and certain other parties. Scotty's will be the surviving corporation in the merger. A copy of the merger agreement is attached to this proxy statement and private placement memorandum as Exhibit A and incorporated in this proxy statement and private placement memorandum by reference. At the Streamline special meeting, Streamline's shareholders will also vote upon a proposal to increase the number of shares issuable under Streamline's 1993 Employee Option Plan from 2,500,000 to 3,000,000. The affirmative vote of the holders of not less than a majority of the shares of Streamline common stock present, in person or by proxy, at the Streamline special meeting is required to approve the merger agreement and to approve the proposed amendment to Streamline's 1993 Employee Option Plan.

    This proxy statement and private placement memorandum also constitutes the Private Placement Memorandum to be delivered to Scotty's shareholders to assist them in their determination of whether to vote to approve the merger agreement and the merger. All information concerning Streamline contained in this proxy statement and private placement memorandum has been furnished by Streamline, and all information concerning Scotty's contained in this proxy statement and private placement memorandum has been furnished by Scotty's.

    In the merger, each share of Scotty's common stock, assuming conversion of preferred stock of Scotty's into common stock, other than shares as to which dissenters' rights have been perfected, fractional shares or any shares held in treasury, will be converted into the right to receive 0.4000 shares of Streamline common stock, subject to adjustment as described elsewhere in this proxy statement and private placement memorandum. As of November 26, 1999, there were approximately 9,313,413 outstanding shares of Scotty's common stock, assuming the conversion of Scotty's preferred stock, and options and warrants to acquire approximately 1,512,670 additional shares of Scotty's common stock. As a result of the merger, assuming no adjustment to the 0.4000 exchange ratio, approximately 3,725,365 shares of Streamline common stock will be issued to holders of Scotty's common stock and approximately 605,068 will be reserved for issuance upon the exercise of Scotty's warrants and options. If the merger had occurred on the date of this proxy statement and private placement memorandum, based on the average closing price of a share of Streamline common stock during the period between November 26, 1999 and December 9, 1999 of $11.88, each share of Scotty's common stock would have been converted into the shares of Streamline common stock, which, based on the last reported sale price of a share of Streamline common stock on December 10, 1999 of $11.56, would be the equivalent of $4.61 per share of Scotty's common stock. A description of the terms of the merger is set forth in this proxy statement and private placement memorandum.

    For a discussion of certain significant risk factors relating to the merger, see "RISK FACTORS," beginning on page 15.

    The enclosed proxy is solicited by Streamline's board of directors for use at the Streamline special meeting and at any adjournments or postponements thereof. The cost of soliciting proxies by mail, telephone, telegraph or in person will be borne by Streamline. In addition to solicitation by mail, Streamline will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy material to the beneficial owners of shares held by them.

    You may revoke your proxy at any time prior to its use by giving written notice to the secretary of Streamline, by executing a revised proxy at a later date or by attending the Streamline special meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Streamline special meeting in accordance with the specifications made by you on the proxy or, in the absence of such specifications, in favor of the proposals set forth thereon, and, with respect to any other business which may properly come before the meeting, in the discretion of the named proxies. If, in a proxy submitted on your behalf by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then your proxy will not be counted as present at the meeting with respect to such proposals. Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals.

    All holders of record of Streamline common stock at the close of business on November 26, 1999, will be eligible to vote at the meeting. Each share is entitled to one vote. As of November 26, 1999, there were 18,373,796 shares of Streamline common stock issued and outstanding. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Streamline common stock will constitute a quorum for the transaction of business at the Streamline special meeting. This proxy statement and private placement memorandum and the enclosed proxy are first being mailed or given to Streamline's shareholders on or about December 15, 1999.

      The date of this proxy statement and private placement memorandum is
                               December 13, 1999.

                            ------------------------

    The above matters are discussed in detail in this proxy statement and private placement memorandum. The proposed merger is a complex transaction. Both Streamline shareholders and Scotty's shareholders are strongly urged to read and consider carefully this proxy statement and private placement memorandum in its entirety, particularly the matters referred to under "Risk Factors."

    The Streamline common stock to be issued in the merger is subject to restrictions on transferability and resale and may not be transferred or resold except as permitted by registration or exemption from the Securities Act of 1933, as amended, and applicable state securities laws. Scotty's shareholders should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

                            ------------------------

    In making an investment decision Scotty's shareholders must rely on their own examination of Streamline and the terms of the merger, including the merits and risks involved. The securities to be issued in the merger have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this proxy statement and private placement memorandum. Any representation to the contrary is a criminal offense.

                            ------------------------

    The Streamline common stock to be issued in the merger may be issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and, if so, may not be sold or transferred except in a transaction which is exempt under such act or according to an effective registration under such act. Any Scotty's shareholder located in Georgia should contact Streamline's corporate secretary at 27 Dartmouth Street, Westwood, Massachusetts 02090, 781-407-1900, with any questions regarding this matter.

                            ------------------------

    No person is authorized by Streamline or Scotty's to give any information or to make any representation, other than those contained in this proxy statement and private placement memorandum, in connection with the offering of Streamline common stock to the Scotty's shareholders according to the merger and, if given or made, such information or representations should not be relied upon as having been authorized. This proxy statement and private placement memorandum does not constitute an offer to sell, or a solicitation of an offer to purchase, Streamline common stock to any Scotty's shareholder in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                             ADDITIONAL INFORMATION

    Streamline files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You can read our SEC filings over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. You may also obtain copies of these documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
SUMMARY.....................................................       1
SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL
  DATA......................................................       9
  Streamline Selected Historical Financial Data.............      10
  Scotty's Selected Historical Financial Data...............      11
  Streamline and Scotty's Unaudited Pro Forma Condensed
    Combined Financial Data.................................      12
  Comparative Historical and Unaudited Pro Forma Per Share
    Data....................................................      13
MARKET PRICE AND DIVIDEND DATA..............................      14
RISK FACTORS................................................      15
STREAMLINE'S BUSINESS.......................................      25
  Overview..................................................      25
  Industry Background.......................................      25
  The Streamline Solution...................................      27
  Streamline's Strategy.....................................      30
  Details of the Streamline Process.........................      32
  Expansion Strategy and Market Selection...................      34
  Relationships with Consumer Packaged Goods Companies......      36
  Other Alliances...........................................      36
  Customers and Customer Acquisition........................      37
  Customer Service..........................................      38
  Technology................................................      38
  Competition...............................................      39
  Intellectual Property.....................................      39
  Employees.................................................      39
  Facilities................................................      40
  Legal Proceedings.........................................      40
STREAMLINE'S MANAGEMENT.....................................      41
  Directors and Executive Officers..........................      41
  Board of Directors........................................      43
  Committees of the Board of Directors......................      43
  Director Compensation.....................................      43
  Compensation Committee Interlocks and Insider
    Participation...........................................      43
  Employment Agreements.....................................      44
  Executive Compensation....................................      44
  Stock Option Grants.......................................      45
  Option Exercises and Holdings.............................      45
  Stock Option Plans........................................      46
STREAMLINE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  STATEMENTS AND RESULTS OF OPERATIONS......................      48
SCOTTY'S BUSINESS...........................................      57
  Overview..................................................      57
  Industry..................................................      57
  Scotty's Strategy.........................................      58
  Scotty's Delivery Channels................................      59
  Competition...............................................      60
  Intellectual Property.....................................      60
  Employees.................................................      60
  Facilities................................................      61

                                                                PAGE
                                                              --------
  Legal Proceedings.........................................      61
SCOTTY'S MANAGEMENT.........................................      62
SCOTTY'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  STATEMENTS AND RESULTS OF OPERATIONS......................      63
OPERATION OF SCOTTY'S AFTER THE MERGER......................      70
STREAMLINE AND SCOTTY'S UNAUDITED AND PRO FORMA COMBINING
  FINANCIAL STATEMENTS......................................      71
PRINCIPAL SHAREHOLDERS OF STREAMLINE........................      79
THE SPECIAL MEETING.........................................      81
  General...................................................      81
  Matters to Be Considered..................................      81
  Record Date; Voting at the Streamline special meeting;
    Votes Required..........................................      81
  Proxies...................................................      82
  Solicitation of Proxies...................................      82
PROPOSAL 1--APPROVAL OF THE MERGER AGREEMENT................      83
THE MERGER..................................................      83
  General...................................................      83
  Background of the Merger..................................      83
  Streamline's Reasons for the Merger.......................      85
  Scotty's Reasons for the Merger...........................      85
  Recommendation of the Streamline Board....................      86
  Certain Federal Income Tax Consequences...................      86
  Interest of Certain Persons in the Merger.................      88
CERTAIN PROVISIONS OF THE MERGER AGREEMENT..................      89
  Effective Time............................................      89
  Effects of the Merger.....................................      89
  Exchange of Stock Certificates............................      90
  Fractional Shares.........................................      90
  Purchase Price Adjustment.................................      90
  Regulatory Approval.......................................      91
  Dissenters' Rights........................................      91
  Registration of Shares....................................      91
  Representations and Warranties............................      91
  Conduct of Business Pending the Merger....................      93
  Additional Agreements.....................................      93
  No Solicitation of Transactions...........................      94
  Pooling-of-Interests Accounting Treatment.................      94
  Conditions to Consummation of the Merger..................      94
  Indemnification; Escrow of Shares.........................      95
  Escrow Agreement..........................................      96
  Termination...............................................      97
  Termination Fee...........................................      97
  Amendment and Waiver......................................      97
COMPARISONS OF SHAREHOLDER RIGHTS...........................      98
  General...................................................      98
  Size and Classification of the Board of Directors.........      98
  Removal of Directors......................................      98
  Shareholder Vote Required for Certain Transactions........      99
  Special Meetings of Shareholders..........................     101

                                                                PAGE
                                                              --------
  Provisions of the Delaware General Corporation Law and the
    Illinois Business Corporation Act Affecting Business
    Combinations............................................     101
  Dissenters' Rights........................................     102
COMMON STOCK MARKET AND DIVIDEND POLICY.....................     103
PROPOSAL 2--APPROVAL OF AMENDMENT TO STREAMLINE'S 1993
  EMPLOYEE OPTION PLAN......................................     104
SHAREHOLDER PROPOSALS.......................................     106
STREAMLINE.COM, INC. INDEX TO CONSOLIDATED FINANCIAL
  STATEMENTS................................................     F-1
BEACON HOME DIRECT, INC. INDEX TO FINANCIAL STATEMENTS......    F-26
EXHIBITS....................................................     A-1
  A Agreement and Plan of Merger and Reorganization.........     A-1
  B Escrow Agreement........................................     B-1

    This Proxy Statement/Private Placement Memorandum contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, including, but not limited to, (i) statements about the adequacy of Streamline's and Scotty's cash, cash equivalents, other capital resources, interest income, and costs associated with expansion, (ii) statements relating to the consummation of the merger and the integration and combined operations of Streamline and Scotty's, and
(iii) statements identified or qualified by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expressions (and variants of such words or expressions). The forward-looking statements contained in this proxy statement and private placement memorandum represent Streamline's and Scotty's judgment as of the date of this proxy statement and private placement, and Streamline and Scotty's caution readers not to place undue reliance on these statements. Readers are cautioned that forward-looking statements are inherently uncertain. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed below under the heading "Risk Factors."

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM AND THE EXHIBITS HERETO. YOU ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT AND PRIVATE PLACEMENT MEMORANDUM AND THE EXHIBITS IN THEIR ENTIRETY.

THE COMPANIES
STREAMLINE.COM, INC.                   Streamline.com, Inc. was incorporated in Delaware in 1993.
27 DARTMOUTH STREET                    Its principal offices are located at 27 Dartmouth Street,
WESTWOOD, MA 02090                     Westwood, MA 02090, (781) 407-1900, and its website is
                                       www.streamline.com.

                                       Streamline simplifies the lives of busy suburban families by providing Internet-based ordering and home delivery of a
                                       wide range of consumer goods and services such as groceries, household goods, health and beauty care items, dry cleaning, video rentals and film processing. The typical Streamline
                                       customer is a dual income household with at least one child and access to the Internet. Streamline also provide consumer packaged goods companies insight into consumer Internet
                                       purchasing behavior to help facilitate the development of
                                       their Internet merchandising capabilities and to broaden
                                       other research and marketing programs.

BEACON HOME DIRECT, INC.,              Beacon Home Direct, Inc. was incorporated on November 23,
D/B/A SCOTTY'S HOME MARKET             1994 and acquired substantially all of the assets of
1150 HEATHER COURT                     Scotty's Home Delivery, Inc. in 1995. The principal offices
LAKE ZURICH, IL 60047                  of Scotty's are located at 1150 Heather Court, Lake Zurich,
                                       Illinois 60047, and its website is
                                       www.scottyshomemarket.com.

                                       Scotty's provides groceries, personal care and household
                                       products and related services, such as meal planning,
                                       directly to its customers' homes at prices comparable to
                                       grocery stores. Currently, Scotty's serves customers
                                       primarily in the northern and western suburbs of Chicago,
                                       which region comprises approximately 30% of the total
                                       households in metropolitan Chicago.

OPERATION OF SCOTTY'S AFTER THE        Following the merger, Scotty's will operate under the name
MERGER                                 Streamline and will continue to provide unattended home
                                       delivery of groceries and related products to customers in the Chicago area.

THE SPECIAL MEETING OF SHAREHOLDERS

GENERAL                                The Streamline special meeting is scheduled to be held on
                                       January 5, 2000, at 10:00 a.m. local time, at Streamline's principal offices at 27 Dartmouth Street, Westwood, MA
                                       02090.

MATTERS TO BE CONSIDERED               At the Streamline special meeting, holders of Streamline
                                       common stock will consider and vote upon:

                                       - a proposal to approve the merger agreement

                                       - a proposal to amend Streamline's 1993 Employee Option Plan to increase the number of shares issuable according to
                                         options granted thereunder from 2,500,000 to 3,000,000

                                       - such other matters incidental to the merger as may
                                       properly be brought before the Streamline special meeting or any adjournments or postponements of this Streamline
                                         special meeting.

RECOMMENDATION OF THE STREAMLINE       Streamline's board of directors has determined that the
BOARD                                  terms of the merger agreement are fair to, and in the best interests of, Streamline and its shareholders. Accordingly, the board of directors has unanimously approved the merger agreement and the proposed amendment to increase the number of shares issuable under Streamline's 1993 Employee Option
                                       Plan, and recommends that the shareholders of Streamline
                                       vote FOR approval of each of these matters. Streamline's
                                       board of directors' recommendation is based on a number of factors described in this PROXY STATEMENT AND PRIVATE
                                       PLACEMENT MEMORANDUM.

VOTE REQUIRED; SUPPORT/VOTING          The affirmative vote of the holders of not less than a
AGREEMENTS                             majority of the shares of Streamline common stock present, in person or by proxy, at the Streamline special meeting is required to approve the merger agreement and to approve the proposed amendment to Streamline's 1993 Employee Option
                                       Plan. As a result, abstentions and failures to vote will
                                       have the practical effect of voting against proposals.
                                       Broker nonvotes will have no effect on the voting.
                                       Shareholders of Streamline who hold in the aggregate
                                       approximately 56.5% of the outstanding shares of Streamline common stock as of the record date have signed
                                       support/voting agreements in which they have agreed to vote in favor of the proposals. Additionally, holders of
                                       approximately 98.5% of the outstanding shares of Scotty's
                                       common stock and 100% of the outstanding shares of Scotty's preferred stock have signed support/ voting agreements in
                                       which they have offered to vote in favor of the merger.

VOTING OF PROXIES                      Shares of Streamline common stock represented by properly
                                       executed proxies received prior to the vote at the
                                       Streamline special meeting and that have not been revoked
                                       will be voted in accordance with the instructions indicated
                                       thereon. If no instructions are indicated, such proxies will be voted FOR approval of the merger agreement, FOR approval of the proposed amendment to Streamline's 1993 Employee
                                       Option Plan, and in the discretion of the proxy holder as to any other matter that may properly come before the
                                       Streamline special meeting.

REVOCABILITY OF PROXIES                A Streamline shareholder who has given a proxy may revoke
                                       such proxy at any time prior to its exercise at the
                                       Streamline special meeting by:

                                       - giving written notice of revocation bearing a later date than the proxy to the secretary of Streamline

                                       - properly submitting to Streamline a duly executed proxy
                                       relating to the same shares bearing a later date

                                       - attending the Streamline special meeting and voting in
                                         person.

                                       Attendance at the Streamline special meeting will not in and of itself revoke a proxy. All written notices of revocation and other communications with respect to revocation of
                                       proxies by Streamline shareholders should be addressed as
                                       follows:

                                               Streamline.com, Inc.
                                               27 Dartmouth Street
                                               Westwood, MA 02090
                                               Attention: Secretary

                                       or hand-delivered to the secretary of Streamline before the vote is taken at the Streamline special meeting.

SOLICITATION OF PROXIES                In addition to solicitation of proxies by mail, the
                                       directors, officers and employees of Streamline may solicit proxies from shareholders personally or by telephone,
                                       facsimile or other electronic transmission. Streamline's
                                       directors, officers and employees will not be compensated
                                       for proxy solicitation but may be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and
                                       fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such persons, and Streamline will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses with this forwarding the proxy solicitation materials.

RECORD DATE; SHARES ENTITLED TO VOTE   The close of business on November 26, 1999, has been fixed as the record date for determining holders of shares of
                                       Streamline common stock entitled to notice of and to vote at the Streamline special meeting. As of the record date,
                                       18,373,796 shares of Streamline common stock were
                                       outstanding and held of record by approximately 182 holders.

QUORUM                                 The presence, in person or by proxy, of holders of a
                                       majority of the outstanding shares of Streamline common
                                       stock entitled to vote at the Streamline special meeting is necessary to constitute a quorum for the transaction of
                                       business at the special meeting. The Streamline special
                                       meeting may be adjourned if a quorum is not present to
                                       obtain additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Streamline special meeting, all proxies will be voted in the same manner as
                                       such proxies would have been voted at the original convening of the Streamline special meeting, except for any proxies
                                       that have been revoked or withdrawn prior to the reconvened special meeting, regardless of whether they may have been
                                       voted on the same or any other matter at a previous meeting.

THE MERGER                             At the effective time of the merger, Streamsub, Inc., a
                                       wholly owned subsidiary of Streamline, will be merged with and into Scotty's, with Scotty's to be the surviving
                                       corporation. The merger agreement is attached as Exhibit A to this proxy statement and private placement memorandum and is incorporated herein by reference.

STREAMLINE'S REASONS FOR THE MERGER    Streamline's board of directors has determined that the
                                       merger is fair to, and in the best interests of, Streamline.
                                       The board of directors approved the merger because it
                                       believed the merger would provide Streamline with

                                       - continued growth in a changing consumer direct market

                                       - an economically favorable means of entering into the
                                       Chicago market

                                       - cost savings through the consolidation and integration of the two companies

                                       - a higher value in the public capital market

                                       - national recognition allowing it to compete with other
                                       consumer direct companies

SCOTTY'S REASONS FOR THE MERGER        Scotty's board of directors has determined that the merger is fair to, and in the best interests of, Scotty's. The
                                       board of directors approved the merger because it believed the merger would provide Scotty's with

                                       - an acquiring company with comparable business and
                                       management philosophies

                                       - an opportunity to provide shareholders with liquidity and comparable returns on their investment with less risk

                                       - ability to participate in the national roll-out of the
                                       combined companies' business model

ISSUANCE OF STREAMLINE COMMON STOCK    As a result of the merger, each share of Scotty's common
                                       stock (assuming the conversion into common stock of each
                                       share of Scotty's preferred stock), other than shares as to which dissenters' rights have been perfected or fractional shares, will be converted into the right to receive 0.4000 shares of the common stock of Streamline, subject to
                                       adjustment as described in the merger agreement and
                                       elsewhere in this proxy statement and private placement
                                       memorandum. The number of shares of Streamline common stock issued with respect to each share of Scotty's common stock is referred to in this proxy statement and private placement memorandum as the exchange ratio.

                                       Additionally, stock options and warrants to purchase
                                       Scotty's common stock will be exercisable for Streamline
                                       common stock, with the number of shares and exercise prices being adjusted to reflect the exchange ratio.

                                       The exchange ratio will be increased or decreased, as
                                       appropriate, in connection with any reorganization,
                                       recapitalization, reclassification, stock dividend, stock
                                       split, reverse stock split or other similar change in
                                       Streamline's capitalization.

                                       As of November 26, 1999, there were approximately 9,313,413 outstanding shares of Scotty's common stock, assuming the
                                       conversion of Scotty's preferred stock, and options and
                                       warrants to acquire approximately 1,507,670 additional
                                       shares of Scotty's common stock. As a result of the merger, assuming no adjustment to the 0.4000 exchange ratio,
                                       approximately 3,725,365 shares of Streamline common stock
                                       will be issued to holders of Scotty's common stock and
                                       approximately 603,068 will be reserved for issuance upon the exercise of Scotty's warrants and options.

                                       If the merger had occurred on the date of this proxy
                                       statement and private placement memorandum, based on the
                                       average closing price of a share of Streamline common stock during the period between November 26, 1999 and December 9,
                                       1999 of $11.88, each share of Scotty's common stock would
                                       have been converted into the shares of Streamline common
                                       stock, which, based on the last reported sale price of a
                                       share of Streamline common stock on December 10, 1999 of
                                       $11.56, would be the equivalent of $4.61 per share of
                                       Scotty's common stock. A description of the terms of the
                                       merger is set forth in this proxy statement and private
                                       placement memorandum.

PURCHASE PRICE ADJUSTMENT              The total number of shares to be issued by Streamline
                                       through the merger will be reduced

                                       - in the event that proceeds to Scotty's of the pending
                                       sale-leaseback of Scotty's new facility is less than
                                         $1,300,000, by the amount of the deficiency divided by the average closing price described above

                                       - by $200,000 divided by the average closing price described above

ESCROWED SHARES                        Promptly following the closing of the merger, Streamline
                                       will issue to each Scotty's shareholder an unregistered
                                       certificate representing approximately 90% of the number of shares of Streamline common stock issued to the shareholder as a result of the merger. A certificate representing the
                                       remaining 10% of the shares issued to the shareholder will be deposited into escrow as partial security for any
                                       indemnification obligations of the shareholder under the
                                       merger agreement. The escrow will continue until the
                                       expiration of the indemnification period described below,
                                       unless a claim is pending under the escrow at that time.
                                       However, any Scotty's shareholder who has not become party to the merger agreement will receive promptly following the closing of the merger an unregistered certificate
                                       representing 100% of the number of shares of Streamline
                                       common stock issued to the shareholder as a result of the
                                       merger.

INDEMNIFICATION                        Streamline has agreed to indemnify Scotty's, its
                                       shareholders, and certain related persons from and against any losses suffered by them arising out of any breaches of the representations, warranties, covenants and other
                                       agreements made by Streamline in the merger agreement or
                                       other related documents. Scotty's shareholders have agreed severally to indemnify Streamline, Streamsub, Inc., and
                                       certain related persons from and against any losses suffered by the indemnified parties arising in connection with:

                                       - breaches of the representations, warranties, covenants and other agreements made by Scotty's in the merger agreement or other related documents

                                       - certain governmental actions that might be brought prior to the date the new facility is in operation, if such
                                         governmental action is instituted prior to the closing of
                                         the merger.

                                       Scotty's shareholders have also agreed severally to provide indemnification for any losses arising out of any breaches of their individual representations, warranties, covenants and other agreements in the merger agreement or other
                                       related documents.

                                       Except in specified instances, no party will be entitled to indemnification until the aggregate losses suffered by the indemnified parties exceed $300,000, at which point the
                                       indemnified parties will be entitled to full indemnification for all such losses in excess of that amount.

                                       Except with respect to certain tax-related liabilities,
                                       which survive until the expiration of the applicable statute of limitations, the indemnification obligations will
                                       terminate on the earlier of:

                                       - October 18, 2000

                                       - the date of effectiveness of the registration statement
                                       filed to register the shares issued in connection with the merger

                                       - the date which is nine (9) months after the closing of the merger, if Streamline has failed to file the registration
                                         statement mentioned above by that date

                                       - the date on which Streamline's independent accountants
                                       deliver their audit report on Streamline's financial
                                         statements as at the end of the fiscal year of Streamline
                                         during which the effective time of the merger occurs and
                                         for the annual fiscal period then ended

                                       Other than with respect to fraud, Scotty's shareholders will be liable under their indemnification obligations for no
                                       more than 50% of the value of the shares of Streamline
                                       common stock issued in the merger, valued at the closing
                                       sale price of Streamline's common stock on the last trading day prior to the closing date of the merger. Scotty's
                                       shareholders will be permitted to pay any indemnification
                                       obligations with cash, by surrendering shares of Streamline common stock, or through a combination of these payment
                                       methods.

ESCROW AGREEMENT                       At the closing of the merger, Streamline, State Street Bank and Trust Company, and William C. Steinmetz, as
                                       representative of Scotty's shareholders, will enter into the
                                       Escrow Agreement attached as Exhibit B to this proxy
                                       statement and private placement memorandum. In the merger
                                       agreement, Scotty's shareholders have appointed William C.
                                       Steinmetz as their representative and have granted him the authority to take the actions on their behalf in connection with indemnification claims and matters relating to the
                                       escrow.

REGISTRATION OF SHARES                 The shares of Streamline common stock to be issued to the
                                       Scotty's shareholders in connection with the merger will be unregistered and, therefore, cannot be publicly traded
                                       unless registered with the Securities and Exchange
                                       Commission or sold under an exemption from the SEC's
                                       registration requirements. Streamline has agreed to file a registration statement covering these shares as promptly as practicable following the date on which Streamline becomes eligible to use a short-form registration statement or, if earlier, nine months after the closing of the merger.

INTERESTS OF CERTAIN PERSONS IN THE    In considering whether to approve the merger agreement, you
MERGER                                 should be aware that Nordstrom, Inc. beneficially owns 43.1%
                                       of the outstanding capital stock of Scotty's, assuming the conversion of Scotty's preferred stock and the exercise of a warrant. Nordstrom also beneficially owns 32.3% of
                                       Streamline's outstanding common stock. J. Daniel Nordstrom,
                                       Co-President of Nordstrom, Inc., is a director of Streamline and Darren Jackson, Vice President of Strategic Planning of
                                       Nordstrom, Inc., is a director of Scotty's. Accordingly,
                                       Nordstrom, Inc. has interests in the merger that are in
                                       addition to the interests of Streamline shareholders
                                       generally. Streamline's board of directors was aware of
                                       these interests, and considered them, among other matters, when approving the merger agreement. Scotty's shareholders should also be aware that Streamline has agreed to take
                                       steps to maintain directors and officers liability insurance for Scotty's current directors and officers for a period of at least two years from the closing of the merger.

CONDITIONS TO CONSUMMATION OF THE      The obligations of Scotty's and Streamline to consummate the
MERGER                                 merger are subject to various conditions, including
                                       obtaining the requisite approval of Streamline shareholders and Scotty's shareholders.

TERMINATION                            The merger agreement may be terminated at any time prior to the effective time of the merger by mutual consent of
                                       Streamline and Scotty's, or by either party if

                                       - the effective time shall not have occurred on or before
                                       March 31, 2000

                                       - there exists any order, injunction or other binding legal restraint or prohibition preventing the consummation of the merger for a period of more than 20 consecutive days

                                       - the other party has breached any representation, warranty or agreement in the merger agreement that has not been cured within 15 days after notice to the breaching party

TERMINATION FEES AND EXPENSES          Scotty's will be required to pay Streamline a $500,000 fee if the merger agreement is terminated and it is determined that, at any time between September 17, 1999 and January 15,
                                       2000, Scotty's or any of its shareholders negotiated,
                                       solicited, discussed or entered into any agreement or
                                       understanding related to the issuance, sale, or transfer of capital stock, with certain permitted exceptions, or assets of Scotty's, other than in the ordinary course of business, or any merger or other business combination of Scotty's.

REGULATORY APPROVALS                   Given the number of shares of Streamline common stock to be acquired by Nordstrom, Inc. as a result of the merger, on
                                       November 18, 1999, Streamline and Nordstrom each filed
                                       notification and report forms under the Hart-Scott-Rodino
                                       Antitrust Improvements Act of 1976 with the Federal Trade
                                       Commission and the Antitrust Division of the Department of
                                       Justice. The expiration or earlier termination of the
                                       waiting period under the act is a condition to the closing of the merger.

DISSENTING SHAREHOLDERS' RIGHTS        If the merger is consummated, and subject to any agreement to the contrary between Scotty's and the current holders of its common stock, holders of Scotty's common stock who have properly exercised dissenters' rights in connection with the merger under the Illinois Business Corporation Act of 1983 will have the right to receive such consideration as may be determined to be due them according to the laws of the State of Illinois.

EFFECTIVE TIME                         The effective time of the merger will occur as soon as
                                       practicable after the requisite approvals of Streamline's
                                       shareholders and Scotty's shareholders have been obtained
                                       and all other conditions to the merger have been satisfied or waived. The effective time will occur upon the date of
                                       the filing of articles of merger with the Secretary of State of the State of Illinois and the issuance of a certificate of merger by the Secretary of State of the State of Illinois and the filing of a certificate of merger with the Secretary of State of the State of Delaware.

ACCOUNTING TREATMENT                   The merger is expected to be accounted for using the
                                       pooling-of-interests method of accounting according to
                                       Opinion No. 16 of the Accounting Principles Board. Under the
                                       merger agreement Streamline is not required to close the
                                       merger unless it receives a letter from
                                       PricewaterhouseCoopers LLP, independent accountants to
                                       Streamline, concurring with Streamline's opinion that the
                                       merger will qualify for pooling-of-interests accounting
                                       treatment, or Streamline waives the condition. The
                                       pooling-of-interests method of accounting assumes that
                                       combining companies have been merged from inception.
                                       Consequently, the historical financial statements for
                                       periods prior to consummation of the merger are restated as though the companies had been combined. Under the merger
                                       agreement, neither Streamline nor Scotty's shall, directly or indirectly, take any action which would potentially
                                       prevent the treatment of the merger as a
                                       pooling-of-interests for accounting purposes.

CERTAIN FEDERAL INCOME TAX             The merger is intended to qualify for federal income tax
CONSEQUENCES                           purposes as a "tax-free reorganization" so that no gain or loss would be recognized by Scotty's shareholders on the
                                       exchange of their Scotty's common stock for Streamline
                                       common stock, except in respect of cash received instead of fractional shares and cash received by dissenting
                                       shareholders, and no gain or loss would be recognized by
                                       Streamline or Scotty's. Under the merger agreement, neither
                                       Streamline nor Scotty's is obligated to consummate the
                                       merger unless Scotty's has received a reasonably
                                       satisfactory opinion of counsel to the effect that the
                                       merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as
                                       amended or both parties have waived the opinion condition.

MANAGEMENT

DIRECTORS                              In accordance with the merger agreement, at the effective
                                       time, the directors of Streamsub shall become the directors of Scotty's, each to hold office in accordance with Scotty's
                                       Articles of Incorporation and By-Laws then in effect.
                                       Additionally, upon the consummation of the merger, Chris
                                       Sang, Chief Operating Officer and Chief Financial Officer of
                                       Scotty's, will be appointed to fill an existing vacancy in
                                       Streamline's board of directors.

OFFICERS                               Upon the closing of the merger, Scott DeGraeve, President of
                                       Scotty's, will become Streamline's Vice President--General
                                       Manager of Chicago Market, and Chris Sang will continue to be an officer of Scotty's to oversee the establishment of
                                       Scotty's new fulfillment center, which is currently under
                                       development.

RISK FACTORS                           SHAREHOLDERS OF STREAMLINE SHOULD CAREFULLY EVALUATE THE
                                       MATTERS SET FORTH UNDER "RISK FACTORS."

           SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

    The following selected historical financial data of Streamline for each of the fiscal years ended December 31, 1996, 1997 and 1998 has been derived from Streamline's audited consolidated financial statements and notes thereto, included elsewhere in this proxy statement and private placement memorandum. The selected financial data for the fiscal years ended December 31, 1994 and 1995 has been derived from Streamline's audited consolidated financial statements, not appearing elsewhere in this proxy statement and private placement memorandum. The following selected historical financial data of Scotty's for each of the fiscal years ended December 31, 1997 and 1998 has been derived from the audited financial statements of Scotty's included elsewhere in this proxy statement and private placement memorandum. The selected financial data for the fiscal year ended December 31, 1996 has been derived from unaudited financial statements of Scotty's, included elsewhere in this proxy statement and private placement memorandum. The selected financial data for Scotty's for the fiscal years ended December 31, 1994 and 1995 has been derived from unaudited internal financial statements, not appearing elsewhere in this proxy statement and private placement memorandum. The financial information for the years ended 1994 and 1995 also includes the financial activity of Scotty's Home Delivery, Inc., the predecessor operating business.

    The Streamline and Scotty's historical financial data as of and for the interim periods presented below has not been audited and has been prepared on the same basis as the historical data derived from the audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of financial position and results of operations of the respective companies as of such dates and for such periods. The operating results for the interim periods presented are not necessarily indicative of the results to be expected for any other interim period or the full year. You should read this data along with the Streamline and Scotty's Financial Statements and related Notes and with Management's Discussion and Analysis of Financial Condition and Results of Operations appearing elsewhere in this prospectus.

    The selected pro forma combined financial data is derived from the unaudited pro forma combined financial statements appearing elsewhere herein, which give effect to the merger as a pooling of interests, and should be read in conjunction with such pro forma statements and notes thereto.

    The pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved if the merger had been consummated as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of Streamline and Scotty's. The pro forma combined financial data does not included adjustments to conform the accounting policies of Scotty's to those followed by Streamline. The nature and extent of such adjustments if any, will be based upon further analysis and are not expected to be material.

                 STREAMLINE SELECTED HISTORICAL FINANCIAL DATA
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                           NINE MONTHS ENDED
                                            YEAR ENDED DECEMBER 31,                    SEPTEMBER 30,   OCTOBER 2,
                           ---------------------------------------------------------   -------------   ----------
                             1994        1995        1996        1997        1998          1998           1999
                           ---------   ---------   ---------   ---------   ---------   -------------   ----------
                                                                                              (UNAUDITED)
STATEMENT OF OPERATIONS
  DATA:
Revenue..................        $29        $134        $922      $2,634      $6,946        $4,528       $10,242
Loss from operations.....       (630)     (1,030)     (1,889)     (8,500)    (10,437)       (7,363)      (13,221)
Loss attributable to
  common stockholders
  before extraordinary
  item...................       (623)     (1,050)     (2,049)     (8,471)    (10,958)       (7,720)      (13,188)
Net loss attributable to
  common stockholders....       (623)     (1,050)     (2,049)     (8,471)    (11,702)       (8,464)      (13,188)
Loss per common share
  before extraordinary
  item...................     $(0.23)     $(0.34)     $(0.62)     $(2.47)     $(3.11)       $(2.21)       $(1.39)
Net loss per common
  share..................     $(0.23)     $(0.34)     $(0.62)     $(2.47)     $(3.32)       $(2.42)       $(1.39)
Shares used in computing
  basic and diluted net
  loss per common
  share..................  2,748,042   3,046,127   3,284,625   3,424,035   3,522,458     3,497,875     9,493,994

                                                   DECEMBER 31,                       OCTOBER 2,
                               ----------------------------------------------------   -----------
                                 1994       1995       1996       1997       1998      1999 (1)
                               --------   --------   --------   --------   --------   -----------
                                                                                      (UNAUDITED)
BALANCE SHEET DATA:
Working capital (deficit)....    $ 56      $(365)    $   978    $   330    $12,062      $40,616
Total assets.................     162        289       3,618      7,897     20,066       56,115
Capital lease obligations,
  net of current portion.....      --         64         325        334        381          752
Redeemable convertible
  preferred stock............       -          -       5,203     14,000     37,186           --
Stockholders' equity
  (deficit)..................     101       (186)     (2,179)    (8,398)   (18,593)      51,133

------------------------

(1) In June 1999, the Company completed an initial public offering of its common stock. A total of 4,998,482 shares of the Company's common stock were sold at a price of $10.00 per share, including the exercise of the underwriter's over-allotment option in July 1999, generating gross offering proceeds of approximately $50.0 million. After deducting $5.0 million in underwriting discounts and approximately in other related expenses, the net proceeds to the Company were approximately $45.0 million. Concurrent with the initial public offering, all of the shares of Series A, Series B, Series C and Series D redeemable convertible preferred stock and accrued dividends on the Series D preferred stock were converted into 9,673,109 shares of Streamline's common stock.

                SCOTTY'S SELECTED HISTORICAL FINANCIAL DATA (1)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                           NINE MONTHS ENDED
                                           YEAR ENDED DECEMBER 31,                           SEPTEMBER 30,
                       ---------------------------------------------------------------   ---------------------
                          1994          1995          1996         1997        1998        1998        1999
                       -----------   -----------   -----------   ---------   ---------   ---------   ---------
                       (UNAUDITED)   (UNAUDITED)   (UNAUDITED)                                (UNAUDITED)
STATEMENT OF
  OPERATIONS DATA:
Revenue..............     $1,483         $1,689        $2,568       $3,880      $5,582      $3,933      $5,328
Loss from
  operations.........        (79)          (268)         (741)      (1,924)     (3,676)     (2,060)     (4,525)
Net loss attributable
  to common
  stockholders.......       (120)          (294)         (733)      (1,940)     (3,760)     (2,104)     (4,834)
Net loss per common
  share..............  $(120.00)         $(0.15)       $(0.26)      $(0.50)     $(0.77)     $(0.45)     $(0.89)
Shares used in
  computing basic and
  diluted net loss
  per common share...      1,000      2,000,000     2,832,493    3,860,285   4,895,264   4,712,891   5,442,384

BALANCE SHEET DATA:

                                                                                    SEPTEMBER 30,
                          1994          1995         1996       1997       1998         1999
                       -----------   -----------   --------   --------   --------   -------------
                       (UNAUDITED)   (UNAUDITED)                                     (UNAUDITED)
Working capital
  (deficit)..........     $  62         $  237      $  469     $ (756)    $6,833       $(2,813)
Total assets.........       196            805       1,484      1,039      8,549         8,995
Capital lease
  obligations, net of
  current portion....        --             --          61         39        109         1,077
Redeemable
  convertible
  preferred stock....        --             --          --         --      9,414         9,789
Stockholders' equity
  (deficit)..........      (505)           685       1,152        (61)     7,536         3,505

------------------------

(1) Beacon Home Direct, Inc. was incorporated on November 23, 1994 and began doing business as Scotty's Home Markets in August 1995, when it acquired the operating business of Scotty's Home Delivery, Inc. The financial information above for 1994 and 1995 includes the financial activity of Scotty's Home Deliver, Inc. prior to the acquisition by Beacon Home Direct, Inc. This information has been presented in this format to present the ongoing operating activities of these entities.

                            STREAMLINE AND SCOTTY'S
                UNAUDITED PRO FORMA COMBINED FINANCIAL DATA (1)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               NINE MONTHS ENDED
                                            YEAR ENDED DECEMBER 31,        SEPTEMBER 30,   OCTOBER 2,
                                       ---------------------------------   -------------   ----------
                                         1996        1997        1998          1998           1999
                                       ---------   ---------   ---------   -------------   ----------
STATEMENT OF OPERATIONS DATA:
Revenue..............................     $3,490      $6,514     $12,528        $8,461        $15,570
Loss from operations.................     (2,630)    (10,424)    (14,113)       (9,423)       (17,746)
Loss attributable to common
  stockholders before extraordinary
  item...............................     (2,782)    (10,411)    (14,600)       (9,824)       (17,647)
Net loss attributable to common
  stockholders.......................     (2,782)    (10,411)    (15,344)      (10,568)       (17,647)
Loss per common share before
  extraordinary item.................     $(0.63)     $(2.10)     $(2.50)       $(1.83)        $(1.34)
Net loss per common share............     $(0.63)     $(2.10)     $(2.63)       $(1.96)        $(1.34)
Shares used in computing basic and
  diluted net loss per common
  share..............................  4,417,622   4,968,149   5,837,558     5,383,031     13,186,099

                                                                   DECEMBER 31,            OCTOBER 2,
                                                          ------------------------------   ----------
                                                            1996       1997       1998        1999
                                                          --------   --------   --------   ----------
                                                                  (IN THOUSANDS)
BALANCE SHEET DATA:
Working capital (deficit)...............................  $ 1,447    $  (426)   $18,895      $37,804
Total assets............................................    5,102      8,936     28,615       65,110
Capital lease obligations, net of current portion.......      386        373        490        1,829
Redeemable convertible preferred stock..................    5,203     14,000     37,186           --
Stockholders' equity (deficit)..........................   (1,027)    (8,459)   (11,057)      54,638

------------------------

(1) See "Unaudited Pro Forma Condensed Combining Financial Statements."

         COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

    The following table sets forth (1) historical net loss per common share and historical book value per share data of Streamline; (2) historical net loss per common share and historical book value per share data of Scotty's;
(3) unaudited pro forma combined net loss per common share and unaudited pro forma book value per share data of Streamline after giving effect to the merger on a pooling of interests basis; and (4) unaudited equivalent pro forma combined net income per share and unaudited equivalent pro forma combined book value per share data is based on the Exchange Ratio of .4000 of a share of Streamline common stock for each share of Scotty's common stock. See "Certain Provisions of the Merger Agreement--Effects of the Merger--Conversion of Scotty's Common Stock." The information in the table should be read in conjunction with the audited financial statements of Streamline and Scotty's and the notes thereto included elsewhere in this proxy statement and private placement memorandum. The unaudited pro forma combined financial data is not necessarily indicative of the net loss per common share or book value per share that would have been achieved had the merger been consummated as of the beginning of the periods presented and should not be construed as representative of such amounts for any future dates or periods.

                                                   HISTORICAL
                                              ---------------------    PRO FORMA          EQUIVALENT
                                              STREAMLINE   SCOTTY'S    COMBINED     PRO FORMA COMBINED (3)
                                              ----------   --------   -----------   ----------------------
                                                                      (UNAUDITED)
Net loss per common share:

For the year ended December 31 (2):
1998........................................    $(3.32)     $(0.77)      $(2.63)            $(1.05)
1997........................................     (2.47)      (0.50)       (2.10)             (0.84)
1996........................................     (0.62)      (0.26)       (0.63)             (0.25)

For the nine months ended (2):
September 30, 1998..........................    $(2.42)     $(0.45)      $(1.96)            $(0.78)
October 2, 1999.............................     (1.39)      (0.89)       (1.34)             (0.54)

Book value per share at (1)(2):
  December 31, 1998.........................    $(5.07)     $ 1.38       $(1.50)            $(0.60)
  October 2, 1999...........................      2.78        0.63         2.47               0.99

------------------------

(1) Historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period. Pro forma combined book value per share is computed by dividing pro forma stockholders' equity, including the effect of pro forma adjustments, by the pro forma number of shares of Scotty's common stock which would have been outstanding had the merger been consummated as of each balance sheet date.

(2) Streamline and Scotty's anticipate that the combined company will incur merger-related expenses totaling approximately $1.25 million. Such expenses include legal and accounting expenses and other transaction costs. These costs are expected to be charged to the operations of Streamline in the quarter in which the merger is consummated. The effects of these costs have not been reflected in any of the financial data above.

(3) The equivalent pro forma combined per share amounts are calculated by multiplying the pro forma combined per share amounts by the Exchange Ratio of .4000 of a share of Streamline common stock for each share of Scotty's common stock.

                         MARKET PRICE AND DIVIDEND DATA

    The following tables set forth, for the second quarter ended June 30, 1999, the third quarter ended October 2, 1999, and the fourth quarter through December 10, 1999, the high and low last reported sale prices per share of Streamline common stock, as reported on the Nasdaq National Market. Since
June 18, 1999, Streamline common stock has been quoted on the Nasdaq National Market under the symbol "SLNE."

                                                                  STREAMLINE
                                                                 COMMON STOCK
                                                              -------------------
QUARTER                                                         HIGH       LOW
-------                                                       --------   --------
Ended June 30, 1999.........................................   $ 8.19     $7.38
Ended October 2, 1999.......................................   $13.19     $6.56
Through December 10, 1999...................................   $12.82     $6.50

    On October 18, 1999, the last full trading day preceding the public announcement of the execution of the merger agreement, the last reported sale price per share of Streamline common stock was $6.88. Scotty's shareholders are urged to obtain current market quotations for shares of Streamline common stock.

    As of the close of business on November 26, 1999, there were approximately 182 holders of record of Streamline common stock.

    There is no established trading market for Scotty's common or preferred stock.

    Streamline currently intends to retain earnings, and not pay dividends, for the continued development and expansion of its business. If the merger is not consummated, Scotty's also intends to retain earnings, and not pay dividends, for the continued development and expansion of its business.

                                  RISK FACTORS

    Scotty's shareholders should carefully consider the risks described below before deciding whether to approve the merger and, as a result, receive shares of Streamline common stock. Streamline's shareholders should carefully review these risks as well. For purposes of this "Risk Factors" section, the pronouns "we" and "our" refer to Streamline.

    The risks and uncertainties described below are not the only ones facing Streamline. Additional risks and uncertainties that we do not presently know about or that we currently believe are immaterial may also adversely impact Streamline's business. Additionally, as an early-stage company in the same industry, Scotty's faces similar risks and uncertainties. If any of the following risks actually occur to Streamline or Scotty's, that company's business, financial condition and results of operations would likely suffer. In such case, with respect to Streamline, the trading price of Streamline's common stock could fall, and you may lose all or part of the value of your investment in Streamline common stock.

    This proxy statement and private placement memorandum contains forward-looking statements based on Streamline's current expectations, assumptions, estimates and projections about Streamline, Scotty's and their industry that involve risks and uncertainties. These forward-looking statements are usually accompanied by words such as "believe," "anticipate," "plan," "seek," "expect," "intend" and similar expressions. The companies' actual results may differ materially from the results discussed in the forward-looking statements because of factors such as the risk factors discussed below. Streamline undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

WE HAVE A LIMITED OPERATING HISTORY

    Although we were founded in 1993, most of our revenue growth has occurred over the past two and one half years. Accordingly, we have a limited operating history on which to base an evaluation of our business and prospects. Our prospects are subject to the risks and uncertainties frequently encountered by companies in the early stages of development, particularly companies in new and rapidly evolving markets such as the consumer direct industry. These risks include, but are not limited to, the lack of widespread acceptance of the Internet as a means for purchasing products and services and difficulty in managing our growth. We cannot be certain that we will successfully address these risks. The failure to do so could have a material adverse effect on our business, financial condition and results of operations.

    Our extremely limited operating history and the uncertain nature of the markets in which we compete make the prediction of future results of operations difficult or impossible. Therefore, our recent revenue growth may not indicate the rate of revenue growth, if any, that we can expect in the future.

WE HAVE EXPERIENCED A HISTORY OF LOSSES AND ANTICIPATE FUTURE LOSSES

    We have never achieved profitability and, since inception, have incurred significant net operating losses. At October 2, 1999, we had an accumulated deficit of $36.1 million. We expect to continue to incur losses for the foreseeable future both at our existing consumer resource center and as a result of substantial expenditures associated with our planned expansion. We also expect to increase our operating expenses significantly as we expand our sales and marketing operations and continue to develop our customer service infrastructure. To the extent that increased revenues do not promptly result from these expenditures, our business, financial condition and results of operations could be materially and adversely affected.

WE HAVE NOT SIGNIFICANTLY TESTED OUR ABILITY TO EXECUTE OUR EXPANSION STRATEGY

    A critical part of our business strategy is the expansion of our operations into new regional markets and within existing markets. Historically, we operated only one facility in one regional market. Although we began operations in a second facility in October 1999, we have little experience operating outside of the Boston area or managing multiple facilities. Our ability to expand successfully will depend on a number of factors in each targeted regional market, many of which are beyond our control. These factors include:

    - acceptance of our product and service offerings

    - identification and availability of appropriate and affordable sites for our facilities

    - management of facility construction and development timing and costs

    - ability to develop relationships with local and regional product and service providers

    - customer acquisition costs

    - hiring and training of qualified personnel

    - competition

    - establishment of adequate management and information systems and financial controls

    - ability to profitably manage our growth

We cannot be sure that facilities in any new market will have operating results similar to those of our current facilities. In particular, until October 1999, our operations were located solely in the Boston metropolitan area which an industry study cites as an early adopter of consumer direct services and as having demographic characteristics that are favorable for the acceptance of the consumer direct industry.

    Our ability to expand successfully and to manage our growth will also require us to expand our operational, managerial and technical capabilities, while maintaining a high level of quality and service at all times. Our failure to effectively implement our expansion strategy would have a material adverse effect on our business, financial condition and results of operations.

WE MAY HAVE DIFFICULTY RAISING ADDITIONAL CAPITAL

    We will need additional financing over time, the amount and timing of which will depend on a number of factors, including:

    - the pace of our planned expansion into new markets

    - our financial performance and results

    - general market and economic conditions

We cannot be sure that we will be able to secure additional financing on acceptable terms. Holders of any future debt instruments or preferred stock that we may issue would have rights senior to those of the holders of our common stock, and any future issuance of common stock would result in the dilution of shareholders' equity interests.

WE RELY ON THE GROWTH OF E-COMMERCE AND THE INFRASTRUCTURE OF THE INTERNET

    A majority of our customers place their orders over the Internet, and we expect the percentage of customers who order our products and services via the Internet to grow. Our future revenue and profit, if any, substantially depend on the widespread acceptance and use of the Internet. However, the growth of the Internet as a commercial medium may be sporadic for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies and performance improvements. If speed, quality or usage demands placed on the Internet continue to increase, the infrastructure for the Internet may not be able to support these demands. In addition, growth of the Internet could be delayed as a result of the pace of development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of communications services to support the Internet also could result in slower response times and adversely affect Internet usage generally and affect Streamline's services in particular. Our future financial condition will be materially adversely affected if:

    - use of the Internet does not continue to grow or grows more slowly than expected

    - the infrastructure for the Internet does not effectively support any increased usage that may occur

    - the Internet does not continue to grow in importance as a commercial marketplace

Any change in the required Internet infrastructure, standards or protocols may require us to incur substantial expenditures in order to adapt our services to these changing or emerging technologies, which could have a material adverse effect on our business, financial condition and results of operations.

INCREASED COMPETITION MAY RESULT IN DECREASED DEMAND FOR OUR PRODUCTS AND
  SERVICES

    The market for our products and services is extremely competitive. We currently or potentially compete with several types of companies, including:

    - traditional grocery stores, such as supermarkets and independent grocery stores, warehouse clubs, drug stores and convenience stores, some of which fulfill orders received by telephone, fax or the Internet

    - various suppliers of other goods and services, including national and regional chains and independently owned operations, such as dry cleaners, video rental stores, prepared meal providers, bottled water delivery companies, pet supply stores and photo labs

    - various on-line providers of groceries and other products and services, such as Peapod, Inc., Hannaford Bros. Cos.' HomeRuns, ShopLink Incorporated, HomeGrocer.com, Inc., Beacon Home Direct, Inc. d/b/a Scotty's Home Market, Net Grocer Inc. and Webvan Group, Inc., some of which are affiliated with large national and regional chains such as Hannaford Bros. Co. and Stop & Shop Supermarket Co.

    - other consumer direct or catalog retailers selling products or services similar to those sold by Streamline

Many of our competitors are larger and have substantially greater resources than we do. In addition, we believe that competition will intensify as more companies offer competitive products and services through the consumer direct channel.

    Streamline believes that the main competitive factors in our market are:

    - range, quality and availability of products and services

    - convenience, reliability and professionalism of delivery

    - ease of ordering

    - level and accessibility of information regarding products

    - quality of customer service

    - price

    - general brand awareness

If any of our competitors surpass us or are perceived to have surpassed us with respect to one or more of these factors, we may lose potential customers to these competitors.

    We must also compete to retain our existing customers. We aggressively market our service to reduce customer attrition and increase the size and frequency of customers' orders. However, there can be no assurance that these marketing initiatives will be successful. High rates of customer attrition could materially and adversely affect our business, financial condition and results of operations.

WE DEPEND ON CUSTOMER ACCEPTANCE OF DIRECT, UNATTENDED DELIVERY OF GOODS AND
  SERVICES

    We accept orders for products and services and then deliver them directly into our customers' garages or another secure location on their property without requiring that they be present at the time of delivery. Market acceptance of home delivery of products and services remains uncertain, in part because of the real or perceived risk of increased exposure to theft and other criminal activity by delivery personnel or others who may obtain access to the customer's private property. Streamline's success will depend to a substantial extent on the willingness of consumers to increase their use of direct delivery of products and to allow us to enter their property to make unattended deliveries. The failure of either of these circumstances to occur could materially and adversely affect our business, financial condition and results of operations.

DIFFICULTY DEVELOPING OUR BRAND WOULD LIMIT OUR ABILITY TO EXPAND OUR CUSTOMER
  BASE AND RESULT IN INCREASED CUSTOMER ACQUISITION COSTS

    We believe that establishing and maintaining brand identity is a critical aspect of attracting and expanding our customer base. The importance of brand recognition will increase with heightened local, regional and national competition. Promotion and enhancement of our brand will depend largely on our success in continuing to provide high quality products and services. If customers do not perceive our product and service offerings to be comprehensive and of high quality, or if we introduce new services or enter into new business ventures that customers do not favorably receive, we will risk harming our brand. If we fail to provide high quality goods and services or otherwise promote and maintain our brand, or if we incur excessive expenses in an attempt to promote and maintain our brand, our business, financial condition and results of operations could be materially and adversely affected.

WE DEPEND SIGNIFICANTLY ON OUR SUPPLIERS TO MEET CUSTOMER DEMAND

    We purchase the products and services that we offer from national, regional and local suppliers. We intend to seek additional suppliers and will rely on such relationships to allow us to expand the products and services we offer to our customers. While we currently have favorable working relationships with our suppliers, we cannot be sure that these relationships will continue in the future. Additionally, we have no commitments from our suppliers that guarantee the availability or pricing of products or services. If any product shortages were to arise, suppliers may choose to allocate products to other retailers. If any of these relationships were to terminate or expire, we could have difficulty replacing the supply source in a timely manner. Additionally, if any of our suppliers were to experience disruptions to their business, such as labor disputes, supply shortages or distribution problems, or if they were to allocate products and services ordered by Streamline to their other customers, we might not be able to satisfactorily fulfill our customers' orders, which could materially and adversely affect our business, financial condition and results of operations.

OUR QUARTERLY OPERATING RESULTS FLUCTUATE BASED ON SEASONAL AND OTHER FACTORS

    We may experience significant fluctuations in future quarterly operating results from a number of factors, including:

    - the timing and nature of expansion efforts in both new and existing markets and related expenses

    - the introduction of new products or services and customer response to those introductions

    - seasonal trends, such as lower ordering during family vacations

    - changes in pricing policies or service offerings

    - our ability to establish and expand recognition of the Streamline brand

    - our ability to attract new customers and retain existing customers

    - our ability to manage inventory and fulfillment operations

    - our ability to sustain or improve cost of revenue

    - changes in the level of marketing and other operating expenses to support future growth

    - competitive factors

    - general economic conditions

    Consequently, quarterly revenue and operating results have varied in the past and may fluctuate significantly in the future. Streamline believes that period-to-period comparisons of results will not necessarily be meaningful and you should not rely on them as an indication of future performance. Furthermore, due to the foregoing factors, among others, it is likely that our future quarterly operating results will not meet the expectations of securities analysts or investors from time to time, which may adversely affect the price of the common stock.

WE DEPEND ON OUR MARKETING AND PROMOTIONAL RELATIONSHIPS FOR ADDITIONAL REVENUE

    We derive a portion of our revenue through marketing and promotional relationships with consumer packaged goods companies, and we intend to continue to enter into similar relationships with other business partners. If we are unable to continue promoting Streamline to these companies as an effective means of conducting marketing and promotional efforts, we could experience a significant decrease in revenue and our business, financial condition and results of operations could be materially and adversely affected.

COMPETITORS COULD LICENSE OR REPLICATE OUR TECHNOLOGY SYSTEMS

    Although we have directed considerable time and expense toward developing several of the systems that we use in operating our business, such as our CD-ROM ordering application, we do not own a copyright or other rights that would preclude competitors from either licensing systems or portions of systems substantially similar or identical to ours or using our systems as a model for developing their own. Therefore, our competitors may be able to take advantage of the time and effort that we expended in developing these systems.

DIFFICULTY IN IMPLEMENTING OUR NEW WEB-BASED ORDERING SYSTEM COULD LEAD TO
  SIGNIFICANT EXPENDITURES`

    We are currently implementing a new web-based ordering system, MySAP.com, which should provide enhanced functionality over our current system. In the event that we are unsuccessful in implementing this system on schedule, we would be required to incur material costs in the enhancement and support of our current system as we roll out our business to new markets.

DISRUPTIONS IN OUR TECHNICAL SYSTEMS COULD HARM OUR BUSINESS

    Streamline's ability to successfully receive, fill and deliver orders and our ability to provide high-quality customer service largely depend on the operation of our technical systems. These systems could be vulnerable to, among other factors, disruptions caused by system failures, power losses, communication problems, natural disasters, break-ins and similar problems. Further, weaknesses in communications media, such as the Internet, may compromise the security of confidential electronic information exchanged with customers. Any system interruptions that result in the unavailability of our website or reduced order fulfillment performance would reduce customer satisfaction and decrease the volume of goods sold and the attractiveness of our product and service offerings. To date, we have not experienced material disruption of service. However, there can be no assurance that such problems will not occur in the future.

WE DEPEND ON OUR KEY PERSONNEL AND QUALIFIED FUTURE HIRES TO IMPLEMENT OUR
  EXPANSION STRATEGY

    Our success will depend on the efforts and abilities of our senior management and key employees, particularly Timothy A. DeMello, our founder, Chairman and Chief Executive Officer. We do not have employment contracts with most of our key personnel. If we cannot retain existing key managers and employ additional qualified senior managers, our business, financial condition and results of operations could be materially and adversely affected. Furthermore, future expansion of our operations will require us to attract, train and retain substantial numbers of new personnel. The metropolitan markets into which we may wish to expand may have very competitive labor markets. Additionally, as we expand in new and existing markets, we may experience labor disputes or union organization attempts. These factors could increase our operating expenses. If we are unable to recruit or retain a sufficient number of qualified employees, or the costs of compensation or employee benefits increase substantially, our business, financial condition and results of operations could be materially and adversely affected.

OUR INDUSTRY IS CHARACTERIZED BY RAPID TECHNOLOGICAL CHANGE

    E-commerce is characterized by rapidly changing technology. To remain competitive, we must continue to enhance and improve the responsiveness and functionality of our software and systems. Our future success will depend upon our ability to keep pace with technological developments. The development of new services and the enhancement of existing services entails significant technological risks. We may not successfully:

    - maintain and improve our software and systems

    - effectively use new technologies

    - adapt our services to emerging industry standards

    - develop, introduce and market service enhancements or new services

If we are unable, for technical or other reasons, to develop and introduce new services or enhancements of existing services in a timely manner in response to changing market conditions or customer requirements, or if new services do not achieve market acceptance, our business, financial condition and results of operations could be materially and adversely affected.

WE MAY NOT BE ABLE TO PROTECT OUR INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

    Streamline's success and ability to compete substantially depend upon our proprietary systems and technology. We rely on trademark and trade secret laws to protect our proprietary rights. Streamline has been granted service mark registrations for the marks STREAMLINE, WE BRING IT ALL HOME and DRO and has pending registration applications for the marks DON'T RUN OUT and SIMPLE SOURCE. Additionally, legal standards relating to the protection of intellectual property rights in Internet-related industries are uncertain and still evolving. As a result, the future viability or value of our intellectual property rights, as well as those of other companies that conduct business over the Internet, is unknown. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our service or obtain and use information that we regard as proprietary. Policing unauthorized use of our proprietary rights is difficult. In addition, litigation may be necessary in the future to enforce our intellectual property rights, to protect our trade secrets or trademarks or to determine the validity and scope of the proprietary rights of others. Litigation might result in substantial costs and diversion of resources and management attention. Any infringement or misappropriation of our proprietary rights and the related costs of enforcing those rights could have a material adverse effect on our business, financial condition and results of operations.

WE MAY INFRINGE UPON OTHER PARTIES' PROPRIETARY RIGHTS

    Our business activities may infringe upon the proprietary rights of others and other parties may assert infringement claims against us, including claims that arise from directly or indirectly providing hyperlink text links to websites operated by third parties. Moreover, from time to time, third parties may allege infringement by us or our strategic partners on their trademarks, service marks and other intellectual property rights. Such claims and any resultant litigation could subject us to significant liability for damages, might result in invalidation of our proprietary rights and, even if not meritorious, could result in substantial costs and diversion of resources and management attention and have a material adverse effect on our business, financial condition and results of operations.

ALL OF OUR SYSTEMS MAY NOT BE YEAR 2000 COMPLIANT

    Many computer systems and other equipment with embedded control chips or microprocessors use only two digits to represent the year, and could fail or make miscalculations due to interpreting a date including "00" to mean 1900 rather than 2000. We are currently undergoing efforts to ensure that our critical business systems will not fail or make miscalculations as a result of the Year 2000 date change. Although we believe that the Year 2000 date change will not adversely affect most of our internally developed and licensed information technology, including our financial systems and accounting software, we cannot assure you that the production systems of many of our strategic business partners or suppliers will not be adversely affected. In addition, we cannot be sure that we will not have to spend significantly more than we currently anticipate on remediation efforts for our critical systems, or that implementation of any contingency plans we develop to deal with problems resulting from the Year 2000 date change will successfully avoid or alleviate this problem. Any such failures could have a material adverse effect on our business, financial condition and results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

WE DEPEND ON PRODUCT INFORMATION SUPPLIED BY THIRD PARTIES

    We currently purchase and license from third parties graphical and textual product information that we incorporate into our website and CD-ROM application. We cannot assure you that third-party information of this type will continue to be available to us on commercially reasonable terms, if at all. Any failure to obtain this type of information in the future could significantly reduce the appeal of our Internet-based ordering systems and could adversely affect our business, financial condition and results of operations.

WE MAY CONTRACT WITH OTHER COMPANIES TO PROVIDE BUSINESS SERVICES TO US

    In the future, we may seek to contract with other companies to perform some of the operational functions currently performed by our personnel. Should we choose to outsource any of these activities, we would rely on these other companies to assist us in operating portions of our business. If any of these outsourcing relationships were to terminate, expire or experience disruptions, we could have difficulty replacing these services in a timely manner. Additionally, any such companies might not perform to our standards of timeliness, quality and accuracy. As a result, we might not be able to satisfactorily deliver our customers' orders, which could materially and adversely affect our business, financial condition and results of operations.

E-COMMERCE SECURITY BREACHES COULD HARM US

    The expansion and continued viability of e-commerce and related Internet communications depends on secure transmission of confidential information. We rely on encryption and authentication technology to effect secure transmission of confidential information. Advances in computer capabilities, new discoveries in the field of cryptography or other developments could result in a compromise of the codes we use to protect customer transaction data. Any such compromise of our security could have a material adverse effect on our business, financial condition and results of operations. Concerns over the security of e-commerce transactions and individual privacy may also inhibit the growth of the Internet and other on-line services generally, especially as a means of conducting commercial transactions.

WE FACE POTENTIAL PRODUCT LIABILITY CLAIMS

    We cannot assure you that the products that we deliver will be free from contaminants. Grocery and other related products occasionally contain contaminants due to inherent defects in the products or improper handling. If any of these products cause harm to any of our customers, we could be subject to product liability lawsuits. If we are found liable under a product liability claim, or even if we are not found liable but are required to defend ourselves against such a claim, our customers may substantially reduce or even curtail ordering products and services from us, which could have a material adverse effect on our business, financial condition and results of operations.

WE COULD BE AFFECTED BY GOVERNMENT REGULATION OF THE INTERNET AND LEGAL
  UNCERTAINTIES RELATING TO E-COMMERCE

    Currently, few laws or regulations directly apply to commerce on or access to the Internet and we are not subject to direct government regulation, other than regulations applicable to businesses generally and food related businesses in particular. However, a number of legislative and regulatory proposals relating to e-commerce are under consideration by federal, state, local and foreign governments and, as a result, a number of laws or regulations may be adopted with respect to Internet user privacy, taxation, pricing, quality of products and services, intellectual property ownership and consumer protection generally. There is also uncertainty as to how existing laws in a number of areas will be interpreted to apply to the Internet. The additional burdens imposed by the adoption of new laws or the application of existing laws to the Internet may decrease the growth in the use of the Internet, which could in turn decrease the demand for our services, increase our costs of doing business or otherwise have a material adverse effect on our business, financial condition and results of operations.

WE WILL CONTINUE TO BE CONTROLLED BY OUR THREE LARGEST SHAREHOLDERS AND THEY
  WILL BE ABLE TO EFFECT IMPORTANT CORPORATE ACTIONS WITHOUT THE APPROVAL OF OTHER SHAREHOLDERS

    As of November 26, 1999, our three largest shareholders beneficially owned approximately 55.5% of our outstanding common stock. After the merger, these shareholders will continue to beneficially own approximately 54.5% of our outstanding common stock. See "Principal Shareholders." As a result, these shareholders, acting together, are able to control the outcome of many matters submitted for shareholder action, including:

    - electing members to our board of directors

    - approving significant change-in-control transactions

    - determining the amount and timing of dividends paid to themselves and to our public shareholders

    - otherwise controlling our management and operations

OUR STOCK PRICE MAY CONTINUE TO BE VOLATILE IN THE FUTURE

    The market for shares in newly public Internet-related companies is subject to extreme price and volume fluctuations. These broad fluctuations may materially and adversely affect the market price of our common stock. Our shares have traded at prices between $6.56 and $13.19 per share in the first several months of public trading. The price of our shares may continue to be volatile in the future, and may be affected by a number of factors, including:

    - actual or anticipated fluctuations in our operating results

    - changes in investors' and securities analysts' expectations as to our future financial performance or changes in financial estimates of securities analysts

    - announcement of new products or product enhancements by us or our competitors

    - technological innovations by us or our competitors

    - the operating and stock price performance of comparable companies

PROVISIONS OF OUR GOVERNING DOCUMENTS AND DELAWARE LAW COULD DISCOURAGE
  ACQUISITION PROPOSALS OR DELAY A CHANGE IN CONTROL OF STREAMLINE

    Our certificate of incorporation and by-laws contain anti-takeover provisions, including those listed below, that could make it more difficult for a third party to acquire control of us, even if that change in control would be beneficial to shareholders:

    - our board of directors has the authority to issue common stock and preferred stock and to determine the price, rights and preferences of any new series of preferred stock without shareholder approval

    - our board of directors is divided into three classes, each serving three-year terms

    - supermajority voting is required to amend key provisions of our certificate of incorporation and by-laws

    - there are limitations on who can call special meetings of shareholders

    - shareholders may not take action by written consent

    - advance notice is required for nominations of directors and for shareholder proposals

    In addition, provisions of Delaware law and our stock option plans may also discourage, delay or prevent a change of control of Streamline or unsolicited acquisition proposals.

FUTURE SALES BY OUR EXISTING SHAREHOLDERS COULD ADVERSELY AFFECT THE MARKET
  PRICE OF OUR COMMON STOCK

    Sales of our common stock in the public market could adversely affect the market price of our common stock. Of the 18,373,796 shares that were outstanding as of November 26, 1999,

    - approximately 13,000,000 additional shares may be sold on December 15, 1999, after the expiration of lock-up agreements and

    - approximately 1,200,000 additional shares issuable upon the exercise of stock options and warrants a may be sold on December 15, 1999, after the expiration of lock-up agreements

SCOTTY'S FACES MOST OF THE SAME RISKS AND UNCERTAINTIES THAT FACE STREAMLINE.

    As similarly situated companies in the same industry, Scotty's is subject to most of the same risks and uncertainties facing Streamline, including those that relate to early-stage companies and to the developing consumer direct industry. Additionally, Scotty's shareholders and Streamline's shareholders should be particularly aware that:

    - Scotty's has a limited operating history and, accordingly, there is limited information on which to evaluate Scotty's business prospects

    - Scotty's has experienced a history of losses and anticipates future losses for the foreseeable future

    - in the near future, Scotty's plans to roll out a new, highly automated fulfillment center, which has not yet been completed and, accordingly, has not yet been tested operationally

    - competitors may provide more attractive product and service offerings within Scotty's area of operations, which could result in decreased demand for Scotty's products and services

    - Scotty's depends on its suppliers to provide the products and services that it sells to its customers and would be unable to operate its business if key supply relationships were to terminate and satisfactory alternative arrangements could not readily be made

    - Scotty's depends on its key personnel and qualified future hires and will be unable to carry on its business if it cannot attract and retain sufficiently qualified employees

                             STREAMLINE'S BUSINESS

OVERVIEW

    We simplify the lives of busy suburban families by providing them with Internet-based ordering of goods and services, coupled with direct-to-the-home delivery. We significantly shorten and simplify the traditional shopping needs of our customers who increasingly demand time-saving lifestyle solutions. We deliver our products and services to each customer through a single weekly delivery. Products that we purchase at wholesale prices directly from wholesalers, distributors and manufacturers and sell to our customers at retail prices include:

- brand-name groceries                 - fresh baked goods
- quality meats and seafood            - freshly prepared meals
- fresh produce                        - health and beauty care products
- dairy products, including gourmet    - cleaning supplies and other
  cheeses                              household items
- sliced-to-order deli products        - specialty pet food and supplies
- organic foods                        - fresh flowers
- frozen foods                         - stationery supplies and postage
                                         stamps
- kosher foods                         - seasonal items, including firewood,
                                         charcoal and holiday products

    In addition, we offer a wide range of related services, such as:

- dry cleaning pick-up and delivery    - package pick-up and delivery
- clothing alteration and repair       - bottle and can redemption
- video and video game rental          - shoe repair
- film processing and supplies         - food and clothing drives
- bottled water and cooler delivery

    Our product and service offerings, combined with the frequency of ordering and delivery, provide us the opportunity to develop long-term relationships with customers.

INDUSTRY BACKGROUND

    Consumer direct companies deliver groceries and other consumer products and services, which consumers have ordered over the Internet or by telephone or fax, directly to their homes. In a 1996 study, Andersen Consulting estimated that the U.S. consumer direct market could generate approximately $60 billion in annual sales in 2007. Several converging trends are driving this growth:

    - demographic trends supporting the growth of the consumer direct industry

    - growth of the Internet and e-commerce

    - limitations of the traditional physical store model

DEMOGRAPHIC TRENDS SUPPORTING THE GROWTH OF THE CONSUMER DIRECT INDUSTRY

    NFO Worldwide, Inc. analyzed a group of consumer direct users and profiled such users as having the following characteristics, among others:

    - 61% are dual income households

    - 75% have at least one child under 18

    - 88% use personal computers

    - 40% use time-saving services such as house cleaning services

    - 75% use time-saving devices such as mobile phones

    NFO and Andersen Consulting separately report that perceived time-saving is one of the primary benefits driving usage of consumer direct channels. Andersen Consulting has additionally found that consumer direct companies excel at meeting the following needs of the busy consumer:

    - simplicity

    - more effective use of time

    - pricing accuracy

    - product quality

    - minimal physical effort

GROWTH OF THE INTERNET AND E-COMMERCE

    The Internet has become an increasingly significant global medium for consumer commerce and now provides a powerful and efficient means for consumers to order products and services. International Data Corporation estimates that 21 million U.S. households had Internet access in 1997 and expects this number to grow to over 67 million by the end of 2002.

    Growth in Internet usage among consumers has been fueled by a number of factors, including:

    - increased awareness of the Internet among consumers

    - a large and increasing number of personal computers at home

    - growing e-commerce activity due to increasing availability of information and services on the Internet

    - more readily available access to the Internet due to the proliferation of service providers

    - advances in the performance and speed of personal computers and modems

    - improvements in network systems and infrastructure, including increased bandwidth

    - reduced security risks in conducting commercial transactions via the Internet

    The Internet is also dramatically affecting the manner in which companies distribute goods and services. Specifically, the Internet allows consumer direct companies to:

    - reach a large national and local audience from a central location

    - process business with reduced infrastructure investment and overhead costs, along with greater economies of scale

    - provide consumers with a broad selection of products and services, increased information and enhanced convenience

    As a result of both increased consumer Internet use and this increasing selection of products and services, a growing number of consumers are transacting business on the Internet, including buying groceries and other consumer products. IDC estimates that in 1997 over 36% of Internet users purchased consumer goods or services over the Internet and that 50% of Internet users will make on-line purchases in 2002. IDC also estimates that consumer purchases of goods and services over the Internet will increase from $4.3 billion in 1997 to $54.3 billion in 2002. Jupiter Communications estimates that consumers spent approximately $65 million in 1997 over the Internet on grocery and health and beauty products, and that this market will increase to approximately $4.7 billion by 2002.

This estimated penetration still represents less than one percent of the total dollars expended in 1997 on grocery and health and beauty products through traditional U.S. retail channels.

LIMITATIONS OF THE TRADITIONAL PHYSICAL STORE MODEL

    LIMITED ABILITY TO MEET THE NEEDS OF BUSY CONSUMERS. Consumers are increasingly time constrained. The increase in dual income families limits the time available for routine activities, such as shopping, cooking and cleaning. According to the U.S. Bureau of Labor Statistics, the number of dual income households totaled 28.5 million in 1998, representing approximately 27.8% of the total number of households in 1998 as reported by the U.S. Bureau of the Census. According to Andersen Consulting, the typical consumer visits the supermarket twice per week and each trip takes an average of 47 minutes excluding the time required for driving to and from the store, parking, and loading and unloading packages. The weekly time burden is even greater when one considers time spent on other chores, such as picking up dry cleaning, returning videos and mailing packages. According to the Food Marketing Institute, people with full time jobs complete 50% of their shopping during the weekend.

    ECONOMIC CONSTRAINTS. Traditional physical store models face significant economic limitations due to costs associated with real estate, construction, store set-up, inventory, and other fixed assets. According to the FMI, 7% of a traditional grocery store's operating costs in 1997 were related to real estate rental costs. Traditional physical store models also have high ongoing expenses relating to personnel. As measured by the FMI, a traditional grocery store's labor costs in 1997 typically represented 57% of its operating costs. In addition, traditional physical stores are limited in their ability to track critical customer purchasing and preference information and, therefore, cannot predict customer demand with great accuracy. ACNielsen Corporation has found that only 55% of customers participate in scannable card programs. Therefore, these programs do not provide complete consumer purchase data. Consequently, traditional physical stores, especially grocery stores, must carry more inventory and, therefore, build or lease more space to warehouse and display this inventory and employ more people to service this larger space. The average supermarket currently stocks over 30,000 items and has grown from 31,000 square feet to 39,260 between 1990 and 1997.

    Consumers are increasingly seeking a shopping solution which helps them to save time while providing quality goods and services. Consumer direct companies are using the Internet to satisfy this need while traditional physical stores face fundamental constraints that limit their ability to meet these demands.

THE STREAMLINE SOLUTION

    We have created a lifestyle solution for today's busy suburban family by providing an efficient means of purchasing and receiving groceries and other related products and services. We supply consumers with a simple, informative and enjoyable Internet-based shopping experience by offering a targeted, necessity-based range of products and services enhanced by weekly unattended home delivery.

    The principal benefits to our customers include:

    - convenience and simplicity

    - time savings

    - access to detailed information about products and services

    - competitive pricing

    - personalized care and service

    Through key relationships with premier national, regional and local business partners, we aggregate a wide range of products and services for our customers, including:

                                1997 ESTIMATED                SAMPLE OF             GEOGRAPHIC SCOPE
                                  U.S. SALES                 STREAMLINE'S             OF PARTNER'S
PRODUCT AND SERVICE             (IN BILLIONS)       PRODUCT AND SERVICE PROVIDERS      OPERATIONS
-------------------             --------------      ------------------------------  ----------------
Groceries, dry and                   $475           SuperValu Operations, Inc.        National
  perishable..................
Health and Beauty Care........         49(1)        Millbrook Corporation             National
Prepared Meals................         29           Legal Sea Foods, Inc.           Regional Local
                                                    S.E. Olson's Uptown Gourmet
Specialty Pet Food and                 11(1)        Iams Company                      National
  Supplies....................                      Ralston Purina Company             National
Video and Video Game Rentals..         10           BlockBuster Videos, Inc.          National
Dry Cleaning..................          6(2)        Zoots -- The Cleaner Cleaners       Local
Bottled Water and Cooler
  Delivery....................          4           Poland Spring Corporation         Regional

------------------------

(1) Estimated 1998 annual sales.

(2) Estimated 1996 annual sales.

    We estimate that our process allows customers to complete an entire order in 20 to 30 minutes per week from the comfort of their homes, thereby reducing their need to make frequent trips to multiple traditional stores. NFO has conducted research which concludes that 94% of Streamline customers consider us to be their primary provider of groceries and other household goods and services.

                       OUR VIRTUAL AND PHYSICAL CHANNELS

    To deliver superior value to the consumer, Streamline has built two dedicated pipelines direct to the home: a virtual channel using the Internet and a physical channel using our direct delivery system.

OUR VIRTUAL CHANNEL

    Our virtual channel, which refers to the ongoing two-way exchange of information through the Internet between our customers and us, is a central element of the Streamline experience. Because our customers order frequently, we use the ordering process as a way to gather and distribute information about the products and services we provide. From the comfort of their homes, customers can use our Internet-based ordering system to browse weekly specials, review and compare product nutritional information and place orders. The Internet-based ordering system also provides us a direct line of communication to our customers and serves as an efficient means of collecting data on their ordering habits and preferences. Currently, over 85% of our customers order via the Internet, and we plan to migrate exclusively to Internet-based ordering.

CUSTOMER USES                                                 STREAMLINE USES
-------------                                  ---------------------------------------------
- ordering products and services               - collecting data on customer purchasing
                                                 behavior
- browsing offerings by category and           - promoting new products and services
  searching for
  particular items                             - alerting customers to special offers and
                                                 other
- customizing a PERSONAL SHOPPING LIST of      - time-sensitive information
  frequently ordered items                     - conducting market research
- customizing a DON'T RUN OUT list to          - responding to customer inquiries
  automatically reorder items on a preset
  schedule
- providing feedback on customer service and
  products and services
- downloading and analyzing details of past
  purchases

    Streamline's virtual channel enables us to create and manage high-value, sustainable and long-term customer relationships. On average, we receive weekly feedback from over 35% of our customers. We routinely collect and analyze customer feedback and satisfaction levels to continually improve customer satisfaction. We use this information to more efficiently serve the customer by refining our understanding of the customer's product preferences, cross-category purchasing behavior, attitudes and lifestyle.

    Our virtual channel also creates a unique opportunity to market on a one-to-one basis to a highly specific and demographically attractive group of consumers and to encourage increased spending through our channel. Our virtual channel can be used to deliver interactive, information-rich multimedia messages targeted specifically to the consumer. We also promote our virtual channel to consumer packaged goods companies and other strategic partners as a means of delivering targeted marketing programs, including Internet advertising and sampling programs. Historically, consumer packaged goods companies have garnered much of their market information through traditional grocery store purchase data. Streamline, however, can more comprehensively track purchasing data and can provide consumer packaged goods companies with information on the effectiveness of their marketing programs, without ever disclosing an individual customer's personal information.

OUR PHYSICAL CHANNEL

    We have created our own efficient, direct-to-the-customer distribution channel comprised of:

    - THE CONSUMER RESOURCE CENTER. Streamline's model consumer resource center is a strategically located, multi-temperature zone, warehouse-based, dedicated fulfillment center of approximately 100,000 square feet that is designed to serve approximately 10,000 customers within a 15 to 20 mile radius.

    - STREAMLINE'S DELIVERY FLEET. Streamline's uniformed drivers, or field service representatives, deliver goods and services in leased refrigerated trucks bearing Streamline's logo. Within these vehicles, secure containers separate different types of products and services to ensure quality during transport.

    - THE STREAMLINE BOX. The Streamline box is a refrigerator/freezer with a compact storage unit that is located in a secure area at the customer's home, such as in a garage. The Streamline Box allows us to maintain the separation of different types of products within proper temperature zones even after delivery.

CUSTOMER USES                                                 STREAMLINE USES
-------------                                  ---------------------------------------------
aggregating multiple shopping trips            lowering facility operating costs
avoiding crowded stores                        optimizing fleet utilization and time per
                                               stop
eliminating stress of waiting for a delivery   promoting a weekly shopping pattern
person
maintaining chill chain for product quality    increasing order size and frequency
providing additional storage space             providing back haul capability that allows
                                               for an expanded product offering

    The Streamline solution also addresses some of the limitations of the traditional physical store model:

    REDUCED REAL ESTATE, LABOR AND ADMINISTRATIVE EXPENSES. Streamline's model consumer resource center is located in an industrial setting, as opposed to a more expensive location, such as a strip mall or other retail location typical of a traditional physical store. Additionally, our facilities do not require display cases, cash registers, customer parking lots or other space-consuming elements associated with the traditional physical store. We further reduce real estate, labor and administrative expenses by consolidating goods and services within a single operation, thereby eliminating much of the overhead that would otherwise be required to provide similar products and services through separate grocery stores, dry cleaners, video stores, pet supply stores, and other similar stores.

    MORE EFFECTIVE INVENTORY MANAGEMENT. Streamline has aggregated a targeted offering of products and services which promote purchasing in high frequency because of their consumable, renewable or disposable nature. By focusing on busy suburban families, Streamline is able to tailor our assortment of products and services so as to meet customer demand while reducing the number of stock-keeping units, or SKUs, that we provide. Currently, we maintain approximately 10,000 of the SKUs most commonly ordered by busy suburban families, as opposed to a typical grocery store's offering of 30,000 SKUs. Our targeted SKU assortment allows us to reduce inventory carrying costs, lower operating costs, more accurately forecast demand and provide customers with a more efficient ordering process.

MORE EFFECTIVE CUSTOMER INTERACTION. Customers place their orders by one of two Internet-based ordering methods, a website or a CD-ROM application developed with Intel Productions, or by telephone or fax. The Internet-based ordering technology used by the majority of our customers allows Streamline to deliver product information rapidly and conveniently while removing the need to physically display products in a costly and inefficient manner. In addition to saving customers from having to visit a number of different traditional physical stores, we also provide our customers with a more efficient method of purchasing.

STREAMLINE'S STRATEGY

    Streamline's objective is to become the leading national consumer direct supplier of groceries and other related products and services to busy suburban families. We intend to achieve this objective through the following principal strategies:

EXPAND NATIONALLY BY REPLICATING OUR BUSINESS MODEL. Streamline seeks to expand our business by establishing consumer resource centers in selected markets across the country. We estimate that the top 20 markets in the U.S. provide access to approximately 40% of the population. Eventually, we intend to serve busy suburban families in nearly all of these markets by establishing local operations based on our existing model of offering weekly unattended deliveries from a consumer resource center.

    Our strategy is to be among the first consumer direct provider of groceries and other related products and services in many of our target markets, which we believe will provide us an opportunity to obtain as customers a considerable portion of the busy suburban families in those areas. As we expand, we intend to focus on increasing our brand recognition through targeted promotional and marketing programs, individually and with existing and future strategic partners. We expect that the increased brand awareness will accelerate our customer acquisition rate as we enter new markets and expand within existing markets.

    In October 1999, we entered into our second market, in the Washington, D.C. area, announced the signing of a definitive agreement to acquire Scotty's in our third market, the Chicago area and announced the fourth major market of our national expansion plan, Northern New Jersey. We are also scouting locations in additional target markets. Additionally, we will consider opportunities to acquire or invest in products, services or technologies complementary to our business if any such opportunities arise. Except for the Scotty's merger, we have no present understandings, commitments or agreements with respect to any acquisitions or investments, and none are planned or under negotiation. See "Business--Expansion Strategy and Market Selection."

DEVELOP AND STRENGTHEN OUR CUSTOMER ACQUISITION CAPABILITIES. The ability to rapidly acquire customers while maintaining service quality is essential to achieving and maintaining consumer resource center profitability as we implement our expansion plans. Our strategy is to supplement our existing customer acquisition programs by forming relationships with strategic partners with whom we will be able to engage in joint marketing and other directed sales efforts. We plan to implement and continue to develop a variety of co-marketing programs that make use of Nordstrom's brand loyalty, existing customer relationships and presence in many of our target markets. The goal of these programs, coupled with our current advertising and customer referral programs, is to reduce our customer acquisition costs and facilitate rapid customer acquisition in new and existing markets.

INCREASE REVENUE PER CUSTOMER. We seek to increase the average size of our customers' weekly orders by fulfilling a greater portion of their needs. Our strategy is to increase penetration of the existing products and services we offer and to introduce new product and service offerings. Streamline's technology allows us to track customer purchasing data, both individually and in the aggregate, to determine the types of products and services that a busy suburban family is most likely to appreciate. We expect to use this data to help us determine which new products and services should be added to our offerings and whether to provide them directly or through strategic relationships with other companies. By increasing the size and scope of our offerings, we seek to expand our role as an aggregator and to capture the economic benefits associated with providing products and services through a single consolidated operation, rather than through a traditional multiple store format. Additionally, by maintaining a high level of customer satisfaction with our offerings, we expect that customers will increasingly use Streamline as the primary supplier of many of the products and services they require.

MAINTAIN AND DEVELOP RELATIONSHIPS WITH CONSUMER PACKAGED GOODS COMPANIES, E-COMMERCE COMPANIES AND STRATEGIC INVESTORS. The spending habits of our customers and the level of interaction that they have with us, both via the Internet and through our physical channel, makes us an effective conduit for accessing a customer base that is attractive to other providers of goods and services. Consumer packaged goods companies compensate Streamline for the opportunity to gain insight into consumer purchase behavior and to conduct merchandising programs, such as Internet advertising and new product testing with targeted demographic groups. Additionally, we provide direct links to websites maintained by select e-commerce companies offering items that may be of interest to busy suburban families. We have also established business relationships with several of our investors, such as:

    - developing our CD-ROM application with Intel Corporation

    - entering into lease financing arrangements with General Electric Capital Corporation

    - developing marketing opportunities, which are not governed by a written contract, with Nordstrom, Inc.

We intend to continue to maintain strong relationships with our existing strategic investors and to seek out additional business opportunities.

MAXIMIZE OPERATIONAL EFFICIENCY. Our consumer resource center, located in an industrial setting, allows us to create efficient operational processes. For example, we use customer purchasing data to maximize the efficiency of our internal operations. By understanding the ordering patterns of our customers, we are better able to capture and forecast real demand for our products and services, which enables us to maintain lower inventory levels and decrease inventory carrying costs. Additionally, our unattended delivery system, through which we deliver orders to our customers at a fixed delivery time, allows us to maximize fleet utilization and create routing efficiencies. We are in the process of implementing route planning software to gain further efficiencies in our physical channel. As we expand our operations, our strategy is to centralize many functions such as customer acquisition, Internet-based order taking, customer service and general administrative functions and to consider outsourcing other functions in order to lower overall operating expenses and reduce operating risks.

DETAILS OF THE STREAMLINE PROCESS

    Our process focuses on the ordering and delivery of quality goods and services to the busy suburban family in a simple and efficient manner:

INITIAL CUSTOMER INSTALLATION. A Streamline representative visits each new customer's home to install a Streamline box, consisting of a refrigerator-freezer, for perishable and frozen items, and a shelving unit, used for delivery and pick-up of dry goods, dry cleaning, video rentals and other products. The Streamline box is located in the customer's garage or in another secure location that does not give access to the interior of the customer's home. Access to these secure locations is obtained through a keypad entry system provided, installed and maintained by Streamline.

TAKING THE ORDER. Customers can place and modify their orders via the Internet, or by telephone or fax, until 11:00 p.m. the evening before their scheduled delivery day. Currently more than 85% of our customers order via the Internet due to the convenience and broader functionality offered through an on-line experience. We plan to migrate to exclusively Internet-based ordering due to the accuracy and cost efficiencies gained by using such technology.

    We provide each customer with an on-line personal shopping list. This list of approximately 200 items is tailored to each customer and represents a substantial majority of the items included in a typical weekly order. Alternatively, the customer can simply select from any of the other products and services we offer. A customer can add or delete items from the personal shopping list at any time through our website or CD-ROM application. A customer can also be prompted to order through our DON'T RUN OUT program which allows the customer to automatically order items on a pre-defined cycle. For example, a customer can indicate once through this program and have a half-gallon of milk delivered every week or a five-pack of razor blades delivered every six weeks.

    We have designed the website and CD-ROM application to be intuitive, fun and easy to use. Customers can easily locate products by using the SHOP function which categorizes products into groups, such as BAKERY, PET FOOD or PAPER GOODS, or by using a robust, key-word search capability to locate items without knowing full product descriptions. The customer shopping experience is further enhanced by an interactive marketing capability in our CD-ROM application which allows targeted and relevant advertising and immediate ordering of goods and services. For example, when ordering a BlockBuster Video, an interactive promotion may ask if the customer would like to order popcorn; with a click, we add popcorn to that week's order.

ASSEMBLING THE ORDER AT THE CONSUMER RESOURCE CENTER. Streamline's model consumer resource center is outlined below.

                          THE CONSUMER RESOURCE CENTER

    Operations within the consumer resource center include:

    - receiving, quality-checking and stocking of products

    - preparing and picking customer orders and placing them in appropriate containers

    - loading the delivery fleet

    - providing back haul services, such as video tape returns, dry cleaning, film processing, shoe repair and bottle and can redemption

    We receive inventory on a frequent basis to ensure availability and freshness. Additionally, quality assurance personnel examine each perishable item prior to order fulfillment to ensure that we provide only top-quality goods to our customers. We also maintain quality and improve picking efficiency by segregating products into a number of different areas in the consumer resource center based on product characteristics, such as perishability, fragility, temperature zone, odor and purchase frequency. Refrigerated and frozen goods are maintained at appropriate temperatures, while household items, such as soap and cleaning supplies, and service items, such as dry cleaning, are kept separate from food items.

    Since orders are received until 11:00 p.m. for delivery the next day, order picking takes place overnight. We optimize the picking process by employing traditional logistical techniques, such as segregating fast-and slow-moving items. To maximize efficiency, our employees pick multiple customer orders at one time, aided by a hand-held computerized device that directs them to pick orders in the most efficient pattern while maintaining accuracy through bar coding. Once the order is picked and consolidated in each customer's delivery bins, we stage it for delivery in the morning. At that point, we assemble each customer's grocery products with other items to be delivered, including products that we receive each morning such as fresh baked goods and prepared meals.

ORDER FULFILLMENT AND DELIVERY. Once we have filled, assembled and staged customer orders at the consumer resource center, we place them in refrigerated trucks specially designed to ensure quality during delivery. Customers receive their orders on a weekly schedule on a fixed day at any time from 9:00 a.m. to 6:00 p.m. As a result, the delivery system allows for geographic concentration, better load balancing and optimized route efficiency. To maintain proper temperature and to properly separate incompatible items, such as a carton of eggs and a frozen turkey, we separate our products and services in delivery containers designated for certain types of items, including:

TYPE OF CONTAINER                              SAMPLE CONTENTS
-----------------                              ---------------
bins for frozen products.....................  ice cream and frozen vegetables bins for refrigerated items..................  prepared meals, fresh meats, seafood and dairy products
bins for ambient temperature food products...  baked goods, canned goods and other dry groceries
bins for ambient temperature non-food          cleansers, detergents and health and beauty
  products...................................  products
hanging bags or boxes........................  dry cleaning
flower boxes.................................  fresh flowers individual items.............................  bottled water and other bulk items

    By using a refrigerated truck and multi-temperature storage unit in the customer's home, Streamline maintains the temperature integrity of a customer's order better than if the customer purchased from a traditional retail store that is, refrigerated and frozen products are kept cool during the delivery process, as opposed to being subject to differing temperature zones.

    Our field service representatives are trained to bring quality customer service direct to the home. Streamline's field service representatives are uniformed and bonded and deliver to the customers in trucks that prominently display our logo. Additionally, the Streamline box is equipped with a message pad to facilitate communication between the customer and our field service representative.

    The Streamline box is combined with a weekly delivery cycle to provide an in-home connection with the customer and allow back haul to enable Streamline to expand its product offering to include renewable items such as dry cleaning and video rentals. Streamline has also used its back haul capability to promote community awareness through programs such as clothing and food drives to benefit local organizations.

EXPANSION STRATEGY AND MARKET SELECTION

    We intend to expand our business by establishing consumer resource centers in selected markets across the country. We expect that we will be able to centralize most of our operations, including order processing, customer service, customer acquisition and general management and administration, in our corporate headquarters, located in Westwood, Massachusetts. Our model consumer resource center will require an estimated 150 to 200 individuals, comprised of local personnel to support our physical channel, along with a small management staff.

    Our strategy is to have consumer resource centers in nearly all of what we have identified as the top 20 markets in the U.S. for our service.

                              TOP 20 U.S. MARKETS

                                                                 NUMBER
METROPOLITAN AREA                                             OF HOUSEHOLDS
-----------------                                             -------------
                                                              (IN MILLIONS)
New York/New Jersey.........................................       7.0
Los Angeles.................................................       5.2
Chicago.....................................................       3.2
Philadelphia................................................       2.7
San Francisco...............................................       2.5
Boston......................................................       2.2
Washington, D.C.............................................       2.0
Dallas......................................................       2.0
Detroit.....................................................       1.9
Houston.....................................................       1.7
Atlanta.....................................................       1.6
Seattle.....................................................       1.6
Cleveland...................................................       1.5
Minneapolis.................................................       1.5
Tampa/St. Petersburg........................................       1.4
Miami.......................................................       1.4
Denver......................................................       1.2
Sacramento..................................................       1.1
Baltimore...................................................       1.0
Charlotte...................................................       0.8

Source: The Lifestyle Market Analyst, 1999.

    In assessing our expansion plans, we consider several factors in determining the attractiveness of each target market, such as:

    - number of households

    - number of households with at least one child

    - median income of households

    - number of homeowners

    - personal computer and Internet use

    - strategic partnering opportunities

    In October 1999 we opened our second market, in the Washington, D.C. area, announced the signing of a definitive agreement to acquire Scotty's in our third market, the Chicago area and announced the fourth major market of our national expansion plan, Northern New Jersey. In addition, Streamline plans to open consumer resource centers in new markets across the U.S. while simultaneously expanding in existing markets with additional centers. Specifically, we plan to open two to three additional facilities in 2000 with an additional three to five facilities becoming operational in 2001.

    The number of consumer resource centers actually opened, as well as their locations, will vary depending on a number of factors, including:

    - regional acceptance of our products and services

    - the availability of appropriate and affordable sites for our facilities

    - managing construction and obtaining local permits

    - our ability to develop relationships with local and regional suppliers

    - our ability to hire and train qualified personnel

    - general economic and financial conditions

RELATIONSHIPS WITH CONSUMER PACKAGED GOODS COMPANIES

    Streamline's business model has allowed us to develop strategic relationships with a number of leading consumer packaged goods companies. These companies compensate Streamline for the opportunity to gain insight into consumer purchase behavior and to conduct on-line merchandising programs. Additionally, since we deliver products to our customers with high frequency, our physical channel provides an opportunity for consumer packaged goods companies to conduct focused market research within particular demographic groups consistent with the busy suburban family.

    To strengthen our relationships with consumer packaged goods companies, Streamline developed and sponsors the Consumer Learning Center, an on-site research center designed to further develop the best thinking on consumer behavior in the emerging consumer direct industry. Through the Consumer Learning Center we work with each participant to:

    - conduct quarterly research with a proprietary panel of consumers, located throughout the U.S., who are selected because of their frequent use of consumer direct services

    - design, implement, and assess the effectiveness of marketing promotions at Streamline

    - solicit rich, qualitative feedback from Streamline customers through quarterly focus groups

    In addition to conducting research on the consumer direct industry, Streamline provides Consumer Learning Center participants marketing and promotional opportunities. Participants in the Consumer Learning Center pay Streamline a membership fee.

    Consumer Learning Center participants include the following:

Campbell Soup Company                  Nestle USA, Inc.
General Mills, Inc.                    The Pillsbury Company
The Gillette Company                   The Procter & Gamble Company
Kimberly-Clark Corporation             Ralston Purina Company
Kraft Foods, Inc.                      Sargento Foods Inc.
McNeil Consumer Products Company, a    Warner-Lambert Company
  division of Johnson & Johnson
Nabisco Inc.

OTHER ALLIANCES

    We have recently formed alliances with e-commerce companies to expand our product and service offerings. These alliances are primarily hyperlink agreements that require these companies to pay us a percentage of the revenue generated from purchases by our customers who connect to their websites directly from www.streamline.com. Although we have not yet generated significant revenue through these alliances, we believe that they will provide us with several key benefits, including:

    - generating additional revenue

    - assisting in the building of our customer base

    - enhancing awareness and expansion of the Streamline brand

    Streamline has alliances in place with the following:

AFFILIATE SITES                        PRODUCTS SUPPLIED
---------------                        -----------------
barnesandnoble.com...................  books
enews.com............................  magazines
eToys.com............................  toys
Nordstrom.com........................  clothing
Outpost.com..........................  computer software and hardware
proflowers.com.......................  flowers
send.com.............................  gifts
REI.com..............................  outdoor and camping merchandise

CUSTOMERS AND CUSTOMER ACQUISITION

    Our target customers are busy suburban families, particularly dual-income households having at least one child in the home and access to the Internet, which we believe represent the top consuming households for our products and services. These households have significant purchasing power, high levels of education, sizable amounts of discretionary income, and are comfortable using technology. We believe they are the most valuable consumer segment in the consumer direct channel in terms of potential profitability and willingness to pay for time-saving alternatives. Approximately 85% of our current customer households have at least one child in the home. During 1998, our average customer placed approximately 40 orders and the average product and service revenue per invoice was $102.

    Currently, we generate leads primarily through direct mail campaigns, local advertising and referrals. To better target our ideal customer, our advertising and direct mailings focus on families and emphasize the time savings and convenience provided by our service. We believe that we generate a significant portion of our leads through referrals from existing customers. We have found that our customers tend to refer potential customers from the same demographic group that is, busy suburban families. Moreover, customer referrals lower our customer acquisition costs. For these reasons, we actively encourage customer referrals by offering incentives for each new customer directed to us.

    The following chart provides information with respect to the ten towns in the greater Boston area in which we have achieved greatest market penetration, as of October 31, 1999:

                                              1990                                         PERCENTAGE
                                        AVERAGE HOUSEHOLD         APPROXIMATE            OF HOUSEHOLDS
TOWN                                        INCOME(1)       NUMBER OF HOUSEHOLDS(2)   SERVED BY STREAMLINE
----                                    -----------------   -----------------------   --------------------
Weston................................       $95,134                 3,400                    7.4%
Dover.................................        91,376                 1,800                    7.0
Sherborn..............................        93,925                 1,500                    4.9
Wayland...............................        72,057                 4,400                    4.4
Westwood..............................        58,559                 4,800                    4.3
Medfield..............................        66,084                 3,800                    3.7
Wellesley.............................        79,111                 8,700                    3.4
Sudbury...............................        79,092                 5,400                    3.4
Sharon................................        61,692                 6,200                    2.6
Milton................................        53,130                 8,500                    2.1

------------------------

(1) Source: 1990 U.S. Census.

(2) Source: U.S. Postal Service.

    We focus on developing relationships with strategic partners with whom we will be able to engage in joint marketing and other directed sales efforts in an attempt to reduce our customer acquisition costs. For example, in connection with the opening of our facility in the Washington, D.C. area, we worked with Nordstrom, Inc., as well as other area partners to determine ways to inform their existing busy suburban family customers of Streamline's services. Although we have no formal agreement with Nordstrom, Inc., we plan to implement and continue to develop a variety of co-marketing programs that make use of Nordstrom's brand loyalty, existing customer relationships and presence in many of our target markets. For example, Nordstrom, Inc. has physical stores in 14 of the top 20 U.S. markets, and distributes 60 million catalogs per year across all major markets in the U.S. They also have a sizable in-store sales force and a significant e-commerce initiative located at www.nordstrom.com.

CUSTOMER SERVICE

    We have created a number of relationship management systems designed to encourage feedback and promote issue resolution. We also maintain a comprehensive customer service database that enables us to deliver personalized customer service and to efficiently track customer requests for new products and services.

    Our customer service team is cross-trained and encouraged to address all customer comments and inquiries, which we receive via the Internet, by telephone and fax, and by messages left on Streamline boxes for our field representatives. Each customer comment or inquiry, whether positive, negative or neutral, is stored and categorized in our customer service database. We attempt to resolve issues and answer questions at the first point of contact between us and the customer, and in any event within 24 hours of initial contact.

TECHNOLOGY

    Streamline employs both proprietary and commercially available licensed technologies to integrate our various systems, including order-taking, inventory control, warehouse management and customer service.

    Streamline offers its customers two options for ordering via the Internet. Customers can visit our website at www.streamline.com to review product and service offerings, to revise their personal shopping list and DON'T RUN OUT selections, and to place or revise their orders. The website offers high-quality graphical representations of, and textual information regarding, our products and services. The website also provides a two-way communication channel between us and our customers.

    In addition to our website, we have recently introduced a hybrid CD-ROM/Internet application in order to deliver customers a graphic ordering system designed to alleviate the bandwidth constraints experienced by many Internet users. The CD-ROM is the result of over 18 months of development efforts involving Streamline and Intel Corporation, with input and assistance from consumer packaged goods companies. The CD-ROM provides a graphical interface that is even more robust than that of our website. Among the enhancements included in the CD-ROM application are the ability to:

    - provide a side by side comparison of multiple products

    - watch a cooking demonstration with audio

    - receive pop-up ordering suggestions, such as the opportunity to buy hot fudge topping while purchasing ice cream.

    Streamline's systems and technology are continually reviewed, updated and supported by in-house technicians, system administrators and outside consultants and systems integration specialists.

COMPETITION

    Both the retail industry and the consumer direct industry are highly competitive. Streamline currently or potentially competes with several types of companies, including:

    - traditional retail stores, including grocery stores, warehouse clubs, drug stores and convenience stores, some of which fulfill orders received by telephone, fax or the Internet

    - various suppliers of other goods and services, both chains and independently owned operations, such as dry cleaners, video rental stores, prepared meal providers, bottled water delivery operations, pet supply stores and photo labs

    - various on-line providers of groceries and other products and services, such as Peapod, Inc., Hannaford Bros. Cos.' HomeRuns, ShopLink Incorporated, HomeGrocer.com, Inc., Beacon Home Direct, Inc. d/b/a Scotty's Home Market, Net Grocer Inc. and Webvan Group, Inc.

    - other consumer direct or catalog retailers of products or services

    Streamline believes that the main competitive factors in our market are:

    - range, quality and availability of products and services

    - convenience, reliability and professionalism of delivery

    - ease of ordering

    - level and accessibility of information regarding products

    - quality and responsiveness of customer service

    - price

    - general brand awareness

    Many of our competitors are larger and have substantially greater resources than we do. In addition, we believe that competition among consumer direct suppliers of groceries and other products and services will continue to intensify as new on-line suppliers and traditional retailers recognize the potential of the consumer direct channel.

INTELLECTUAL PROPERTY

    Streamline regards its copyrights, service marks, trademarks, trade dress, trade secrets and similar intellectual property as critical to its success and relies on trademark and copyright law, trade secret protection and confidentiality and/or license agreements with its employees, clients, partners and others to protect its proprietary rights. Streamline pursues the registration of its trademarks and service marks in the U.S. and has applied for the registration of several of its trademarks and service marks. Streamline has been granted service mark registrations for the marks STREAMLINE, WE BRING IT ALL HOME, and DRO and has pending registration applications for the marks DON'T RUN OUT and SIMPLE SOURCE. Streamline has not sought trademark, service mark or copyright protection outside of the U.S. Accordingly, satisfactory intellectual property protection may not be available in each country where Streamline may offer its products and services in the future.

EMPLOYEES

    As of November 1, 1999, Streamline had approximately 230 full-time and part-time employees, working in corporate, selling, general and administrative functions and in merchandise processing, picking and delivery. Of these employees, approximately 204 were located in our suburban Boston consumer resource center and corporate headquarters, and approximately 26 were located in our Washington, D.C. area facility. Streamline also employs a limited number of independent contractors and temporary employees on a periodic basis. None of Streamline's employees are represented by a labor union and Streamline considers its labor relations to be good.

FACILITIES

    Streamline is headquartered in Westwood, Massachusetts, where we lease approximately 67,000 square feet of commercial space under a term lease that expires on October 31, 2000, subject to a five-year renewal at Streamline's option. These facilities are used for executive office space, including sales and marketing and finance and administration, and for the operation of our initial consumer resource center. We also maintain a facility in Gaithersburg, Maryland where we lease an aggregate of approximately 93,000 square feet of commercial space under a term lease that expires on October 1, 2007 with respect to 56,000 square feet and on July 22, 2009 with respect to 37,000 square feet. We believe that our current facility will be adequate to meet our current needs in the Boston area through the end of 2000, although additional premises may be required prior to that time to support current growth expectations. We expect that our facility in the Washington, D.C. area will be adequate to meet our needs for the foreseeable future. Additionally, in October 1999, Streamline signed a lease for a 102,000 square foot build-to-suit distribution facility in Carlstadt, New Jersey, which is expected to be completed and ready for occupancy in the second quarter of 2000.

LEGAL PROCEEDINGS

    Streamline is not a party to any material legal proceedings.

                            STREAMLINE'S MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The directors and executive officers of Streamline are as follows.

NAME                                             AGE      POSITION
----                                           --------   --------
EXECUTIVE OFFICERS AND DIRECTORS
  Timothy A. DeMello                              40      Chairman and Chief Executive Officer
  Edward Albertian                                46      President and Chief Operating Officer
  J. Gregory Ambro                                        Senior Vice President and Chief Financial
                                                  47      Officer
  Terence W. Toran                                51      Chief Development Officer
  John Cagno                                      40      Vice President, Information Technology
  Lauren A. Farrell                               32      Vice President, Finance
  William P. Paul                                 52      Vice President, Merchandising
  Mary E. Wadlinger                               40      Vice President, Customer Quality
  Mark A. Cohn                                    42      Director
  John P. Fitzsimons                              54      Director
  Thomas O. Jones                                 55      Director
  J. Daniel Nordstrom                             37      Director
  Faith B. Popcorn                                56      Director

    TIMOTHY A. DEMELLO is the founder, Chairman and Chief Executive Officer of Streamline. Prior to launching Streamline in 1993, Mr. DeMello was founder, President and Chief Executive Officer of Replica Corporation. Previously,
Mr. DeMello served as Vice President of L.F. Rothschild, Unterberg, Towbin from 1985 to 1987 and as Vice President of Kidder Peabody & Company from 1981 to 1985. Mr. DeMello received a Bachelor of Science degree in business from Babson College and currently sits on its Board of Trustees. Mr. DeMello also sits on the Board of Trustees for the Pan-Mass Challenge, a charitable foundation that raises money for cancer research.

    EDWARD ALBERTIAN has been President and Chief Operating Officer of Streamline since September 1999. From 1995 to September 1999, Mr. Albertian served as Chief Operating Officer of the Star Markets Company, a premier regional food retailer in New England. Prior to joining Star Markets, Mr. Albertian spent nine years as Senior Vice President of Eastern Operations at Staples, Inc., a national office supply superstore. Mr. Albertain received a Bachelors degree from the University of Miami and a Masters of Business Administration from Northeastern University.

    J. GREGORY AMBRO joined Streamline in December 1999 as Senior Vice President and Chief Financial Officer. From March 1996 to November 1999, Mr. Ambro served as Senior Vice President to Finance and Administration and Chief Financial Officer of Harris Teeter, Inc. a wholly-owned subsidiary of Ruddick Corporation. Harris Teeter is one of the southeast's leading upscale super market chains, operating 149 stores and generating revenue of over $2 billion. From March 1991 to February 1996, Mr. Ambro held the several senior financial positions at Marshalls, a national off-priced apparel retailer then owned by the Melville Corporation, including: Vice President of Real Estate, Vice President of Control and Vice President and Chief Financial Officer. Mr. Ambro was also Vice President of Control for Kaufman's, a division of the May Department Stores.
Mr. Ambro received his Bachelor's Degree and MBA from the University of Cincinnati.

    TERENCE W. TORAN became Streamline's Chief Development Officer in May 1999 after serving as interim Chief Financial Officer since March 1999. From 1997 until joining Streamline, he served as Vice President, Development of Carematrix Corp., a retirement living company. From 1996 to 1997, Mr. Toran was a principal of Nassau Advisors, a management consulting and development firm which he co-founded. From 1986 to 1996, he served in a number of capacities for Marriott International, Inc., most recently as Senior Vice President, Finance and Market Development--Food Services Division.

While at Marriott he also served as the Vice President, Finance and Development--Retirement Living Division where he was responsible for the national rollout of over 100 facilities. He also directed and controlled the annual development plan for lodging and restaurant units. Mr. Toran received a Masters of Business Administration from Amos Tuck School at Dartmouth College and a Bachelor of Science degree in chemical engineering from Princeton University.

    JOHN CAGNO has served as Vice President, Information Technology since January 1999. From August 1996 to January 1999, Mr. Cagno was Vice President, Information Services at Brookstone Company, Inc. He also served as Director, Retail Information Systems at Reebok International Ltd. from January 1995 to August 1996. From January 1994 to January 1995, Mr. Cagno was Director, Information Systems at Nature Food Centre.

    LAUREN A. FARRELL joined Streamline as Controller in May 1996, became an Associate Vice President in December 1998, and became Vice President, Finance in July 1999. From December 1994 to May 1996, she was Financial Reporting Manager at Saga International Holidays, Ltd., a direct marketing company in the travel industry. Ms. Farrell was with American Auto Auction, Inc. as Controller from October 1992 to December 1994 and previous to that assignment, she was a tax consultant with Arthur Andersen. Ms. Farrell received a Bachelor of Science degree from Bentley College. She is a certified public accountant.

    WILLIAM P. PAUL has been Streamline's Vice President of Merchandising since October 1999. From 1995 to October 1999, Mr. Paul was Vice President of Merchandising of Star Markets Company. Prior to joining Star Markets, Mr. Paul spent eight years as Vice President of Merchandising of Staples, Inc. Mr. Paul received a Bachelors degree from Merrimack College and a Masters of Business Administration from Boston University.

    MARY E. WADLINGER joined Streamline in January 1997 as Director of Operations and has served as Vice President, Customer Quality since May 1997. From August 1989 until June 1996, Ms. Wadlinger was the Director of Process Improvement at Melville Corporation, where she managed strategic re-engineering efforts in customer service, merchandise allocation, logistics and store operations for Marshall's, CVS Pharmacy and Kay-Bee Toys. Ms. Wadlinger received her Bachelor of Science degree in finance from the University of Maine at Orono.

    MARK A. COHN has served as a director of Streamline since June 1993.
Mr. Cohn founded Damark International, Inc. and has been its Chief Executive Officer since 1986.

    JOHN P. FITZSIMONS has served as a director of Streamline since September 1998. Mr. Fitzsimons has been Senior Vice President, Director of Equities of Reliance Insurance Company since February 1999. Prior to his current position, he served as Vice President of Reliance Insurance Company from 1990 through 1994 and as Vice President, Director of Equities from 1994 to February 1999.

    THOMAS O. JONES has served as a director since January 1998. He was Chief Information Officer of Streamline from March 1997 to December 1997. He has also been President and CEO of Elm Square Technologies, Inc. since January 1994.
Mr. Jones was a Senior Lecturer at Harvard Business School from November 1991 to June 1995 and at MIT Sloan School from September 1998 to December 1998.

    J. DANIEL NORDSTROM has served as a director of Streamline since
September 1998. In 1995, Mr. Nordstrom was appointed Co-President of Nordstrom, Inc., where he oversees the Direct Sales Division which he launched in 1993. Previously, he served in several capacities at Nordstrom, Inc.
Mr. Nordstrom received his Masters of Business Administration degree from the University of Washington in 1989.

    FAITH B. POPCORN has served as a director of Streamline since June 1997. Ms. Popcorn founded BrainReserve, Inc., a marketing consultancy company, in January 1974 and has been its chairman since that time.

BOARD OF DIRECTORS

    Streamline's charter and by-laws provide that the size of Streamline's board of directors shall be determined by resolution of the board of directors.

    The board of directors is divided into three classes, with the members of the respective classes serving for staggered three-year terms. The first class consists of Mr. Fitzsimons and Ms. Popcorn, the second of Mr. Jones, and the third of Mr. Cohn, Mr. DeMello and Mr. Nordstrom, with the initial terms of the directors in these classes expiring upon the election and qualification of the directors at the 2000, 2001 and 2002 annual meetings of stockholders, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for full three-year terms.

    Messrs. Fitzsimons and Nordstrom were nominated and elected as directors by the holders of Streamline's preferred stock in accordance with provisions of Streamline's charter that terminated upon the closing of Streamline's initial public offering. They will remain as directors until they resign or the stockholders elect their replacements.

    Streamline's executive officers are appointed by the board of directors and serve until their successors have been duly elected and qualified. There are no family relationships among any of Streamline's executive officers or directors.

COMMITTEES OF THE BOARD OF DIRECTORS

    The compensation committee consists of Mr. Cohn, Mr. Nordstrom and Ms. Popcorn. The compensation committee reviews and evaluates the salaries, supplemental compensation and benefits of Streamline's officers, reviews general policy matters relating to compensation and benefits of Streamline's employees and makes recommendations concerning these matters to the board of directors. The compensation committee is also authorized to administer Streamline's stock option and stock purchase plans.

    Since the recent resignation of Thomas Crowley as a director, the audit committee consists solely of Mr. Fitzsimons. One or more additional directors are expected to be elected to the audit committee in the near future. The audit committee reviews with Streamline's independent accountants the scope and timing of its audit services, the accountants' report on Streamline's financial statements following completion of their audit and Streamline's policies and procedures with respect to internal accounting and financial controls. In addition, the audit committee will make annual recommendations to the board of directors for the appointment of independent accountants for the ensuing year.

DIRECTOR COMPENSATION

    Directors of Streamline have not received compensation for their services as directors. However, non-employee directors are reimbursed for travel expenses. Streamline maintains directors' and officers' liability insurance and Streamline's by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law. In addition, the charter limits the liability of directors to us or Streamline's stockholders for breaches of the directors' fiduciary duties to the fullest extent permitted by Delaware law. Under Streamline's director stock option plan, at the discretion of the board of directors, non-employee directors are eligible to receive options to purchase shares of common stock at the fair market value on the date of grant. Currently, Mr. Cohn has an option to purchase 12,500 shares of common stock at an exercise price of $1.50 per share and Ms. Popcorn has an option to purchase 12,500 shares of common stock at an exercise price of $2.04 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The compensation committee is currently comprised of Mr. Cohn, Mr. Nordstrom and Ms. Popcorn. No member of the compensation committee has been an employee of Streamline. No executive officer of Streamline serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of Streamline's board of directors or compensation committee.

EMPLOYMENT AGREEMENTS

    Streamline has an employment agreement with Mr. DeMello, dated as of April 9, 1999, providing for Mr. DeMello to be employed as Streamline's Chief Executive Officer. Under the terms of the employment agreement, Mr. DeMello is to be paid a base annual salary of $200,000, subject to increase from time to time by the board of directors, and is eligible to receive an annual bonus at the discretion of the board of directors which is not to exceed 50% of his then current base salary. Mr. DeMello is also entitled to life insurance, health insurance and other employee fringe benefits to the extent that Streamline makes benefits of this type available to Streamline's other executive officers. Under the employment agreement, upon the closing of Streamline's initial public offering Mr. DeMello received stock options to purchase 250,000 shares of common stock at an exercise price of $10.00 per share, the initial public offering price of Streamline's common stock. These stock options become exercisable at the rate of 20% per year over five years. If Streamline terminates
Mr. DeMello's employment without cause or if he resigns for good reason, Streamline must continue to pay his base salary and benefits for a period of two years and any stock options and restricted stock that he may have at the time will become immediately exercisable and fully vested.

    Streamline also has an employment agreement, dated as of July 1, 1996, with Mr. Britt, a former executive officer of Streamline who ceased to be an employee of Streamline in the fourth quarter of 1999. Under the terms of the employment agreement, Mr. Britt was paid a base annual salary of not less than $100,000, subject to increase from time to time by the board of directors following and based on annual reviews of Mr. Britt's performance. The employment agreement also contains non-competition and non-solicitation provisions that are intended to survive the termination of employment for a period of 24 months.

    With the exception of Mr. DeMello, none of Streamline's current executive officers have an employment contract with Streamline and each of such officers serves at the discretion of the board of directors. All of Streamline's executive officers and key employees have signed non-disclosure agreements and non-competition and non-solicitation agreements that extend for two years after employment termination.

EXECUTIVE COMPENSATION

    The following table sets forth information with respect to the compensation of Streamline's chief executive officer and the three other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for the year ended December 31, 1998.

                      SUMMARY COMPENSATION TABLE FOR 1998

                                                                ANNUAL               LONG-TERM
                                                             COMPENSATION       COMPENSATION AWARDS
                                                          -------------------   -------------------
                                                                                    SECURITIES
NAME AND PRINCIPAL POSITION(S)                             SALARY     BONUS     UNDERLYING OPTIONS
------------------------------                            --------   --------   -------------------
Timothy A. DeMello......................................  $157,385        --              --
Chairman and Chief Executive Officer
David K. Blakelock (1)..................................   109,908    $1,800              --
Vice President, Operations
Frank F. Britt (1)......................................   109,908        --              --
Vice President, Marketing and Merchandising
Mary E. Wadlinger.......................................   102,442     1,800          35,000
Vice President, Customer Quality

------------------------

(1) Messrs. Blakelock and Britt ceased to be employees of Streamline in the fourth quarter of 1999.

STOCK OPTION GRANTS

    The following table contains information concerning the grants of options to purchase common stock made in the year ended December 31, 1998 to each of the officers named in the Summary Compensation Table. Stock options are generally granted at 100% of the fair value of the common stock as determined by the board of directors on the date of grant.

                             OPTION GRANTS IN 1998

                                                INDIVIDUAL GRANTS
                         ---------------------------------------------------------------    POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                           NUMBER OF                                                        ANNUAL RATES OF STOCK
                           SECURITIES      PERCENT OF TOTAL                                PRICE APPRECIATION FOR
                           UNDERLYING     OPTIONS GRANTED TO    EXERCISE OR                    OPTION TERM(2)
                            OPTIONS       EMPLOYEES IN FISCAL   BASE PRICE    EXPIRATION   -----------------------
NAME                       GRANTED(1)            YEAR            PER SHARE       DATE          5%          10%
----                     --------------   -------------------   -----------   ----------   ----------   ----------
Timothy A. DeMello.....          --                 --                --            --            --           --
David K. Blakelock
  (3)..................          --                 --                --            --            --           --
Frank F. Britt (3).....          --                 --                --            --            --           --
Mary E. Wadlinger......      35,000              29.23%            $7.00        1/1/08      $325,113     $662,810

------------------------

(1) Shares underlying options generally vest over a three-year period. See "Management Stock Option Plans."

(2) Assumes appreciation in the independently appraised value of the common stock of 5% and 10% per year over the ten-year option period as mandated by the rules and regulations of the Securities and Exchange Commission, and does not represent Streamline's estimate or projection of the future value of the common stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(3) Messrs. Blakelock and Britt ceased to be employees of Streamline in the fourth quarter of 1999.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth information concerning option holdings for the year ended December 31, 1998 with respect to each of the officers named in the Summary Compensation table.

                          1998 YEAR-END OPTION VALUES

                                                      NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                     OPTIONS AT YEAR-END             AT YEAR-END(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Timothy A. DeMello
David K. Blakelock (2).........................    100,000         12,500       $820,000       $102,500
Frank F. Britt (2).............................     50,000         37,500        398,000        298,500
Mary E. Wadlinger..............................     16,666         33,334         74,798        149,601

------------------------

(1) Value is determined by subtracting the exercise price from the initial offering price of the common stock, multiplied by the number of shares underlying the options.

(2) Messrs. Blakelock and Britt ceased to be employees of Streamline in the fourth quarter of 1999.

In the year ended December 31, 1998 none of the officers named in the Summary Compensation Table exercised any options.

STOCK OPTION PLANS

    1993 EMPLOYEE OPTION PLAN

    In June 1993, Streamline's board of directors and stockholders approved Streamline's 1993 employee option plan, which provides for the grant of incentive stock options and nonqualified stock options to employees, including officers and employee directors, consultants and advisors. A proposal to increase the number of shares issuable under the employee option plan and a more detailed description of the plan appear under Proposal 2 of this proxy statement and private placement memorandum.

    1993 DIRECTOR OPTION PLAN

    In June 1993, Streamline's board of directors and stockholders approved the1993 director option plan which provides for the grant of nonqualified stock options to directors of Streamline who are not also employees of Streamline. Options are granted under the director option plan at the discretion of the board of directors at an exercise price equal to the fair market value of the common stock on the date of grant, and have a term of five years.

    In the event of a consolidation, merger or sale of all or substantially all of the assets of Streamline in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of Streamline, the board of directors of Streamline, or the board of directors of any corporation assuming the obligations of Streamline, may, in its discretion, provide that outstanding options under the director option plan be:

    - assumed, or equivalent options substituted, by the acquiring or succeeding corporation, or an affiliate thereof

    - exercised within a specified period of time, at the end of which period the options will terminate

    - terminated in exchange for a cash payment

    - exercised in full immediately prior to such event

    A maximum of 400,000 shares have been authorized for issuance pursuant to the director option plan. As of November 26, 1999, 62,500 shares had been issued upon exercise of options granted under the director option plan and options for 25,000 shares were outstanding.

    1999 EMPLOYEE STOCK PURCHASE PLAN

    In April 1999, Streamline's board of directors and stockholders approved the 1999 employee stock purchase plan, which enables eligible employees to acquire shares of Streamline's common stock through payroll deductions. Streamline's employee stock purchase plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. Offerings under the employee stock purchase plan start on January 1 and July 1 of each year and end on June 30 and December 31 of each year. During each offering period, an eligible employee may select a rate of payroll deduction of from 1% to 10% of compensation, up to an aggregate of $12,500 in any offering period. The purchase price for Streamline's common stock purchased under Streamline's employee stock purchase plan is 85% of the lesser of the fair market value of the shares on the first day or the last day of the offering period. An aggregate of 250,000 shares of common stock have been reserved for issuance under the employee stock purchase plan.

    401(K) PLAN

    Streamline has established a tax-qualified cash or deferred profit sharing plan or 401(k) plan covering all of Streamline's eligible full-time employees. Streamline adopted the 401(k) plan effective

January 1, 1997. Under the plan, participants may elect to contribute, through salary reductions, up to 15% of their annual compensation subject to a statutory maximum. Streamline does not currently provide additional matching contributions under the 401(k) plan, but may do so in the future. The 401(k) plan is designed to qualify under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or by Streamline to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan, and so that contributions by Streamline, if any, will be deductible by Streamline when made.

                STREAMLINE MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL STATEMENTS AND RESULTS OF OPERATIONS

OVERVIEW

    Streamline simplifies the lives of busy suburban families by providing Internet-based ordering and home delivery of a wide range of consumer goods and services such as groceries, household goods, health and beauty care items, dry cleaning, video rentals and film processing. Streamline's typical customer tends to be a dual income household with at least one child and access to the Internet. Streamline also provides consumer packaged goods companies insight into consumer Internet purchasing behavior to help facilitate the development of their Internet merchandising capabilities and to broaden other research and marketing programs.

    Streamline has grown rapidly, with revenue increasing to $6.9 million in 1998 from $922,000 in 1996. During this same period, Streamline's net loss increased to $11.4 million in 1998 from $1.8 million in 1996. Streamline expects to continue to incur losses as it increases expenditures in all areas of operations in order to execute its business plan. In particular, Streamline expect to incur costs related to:

    - expanding into new markets

    - increasing Streamline's sales and marketing efforts

    - continuing Streamline's investment in technology

    Due to Streamline's history of net operating losses, Streamline currently pays no federal or state income tax. As of December 31, 1998, we had federal and state net operating loss carry forwards of approximately $22.6 million and $22.4 million, respectively. These net operating losses are available to offset future income tax obligations unless federal or state tax law restrictions, such as those related to an ownership change as defined in the Internal Revenue Code, limit Streamline from doing so.

COMPONENTS OF REVENUE

    Streamline has three primary sources of revenue. The majority of Streamline's revenue is generated by the sale of consumer products and services that Streamline aggregates in its fulfillment center and deliver to its customers' homes on a weekly basis. Streamline charges its customers set retail prices for the products and services it supplies. Streamline's product and service revenue is comprised of the retail prices Streamline charges its customers for these products and services. The wholesale prices Streamline pays its distributors and suppliers for such products and services are included as a cost of revenue. Streamline's customers also pay Streamline a monthly subscription fee of $30 which Streamline prorates based on the week of installation or discontinuance if services are provided for less than a full month. In addition, Streamline receives advertising, research and marketing fees through arrangements with consumer packaged goods companies and e-commerce companies. Revenue from products and services is recognized upon delivery to the customer; subscription fees are recognized monthly; and advertising, research and marketing fees are recognized over the life of the applicable arrangement or as services are performed.

RESULTS OF OPERATIONS

NINE MONTHS ENDED OCTOBER 2, 1999 AND SEPTEMBER 30, 1998

    TOTAL REVENUE. Total revenue increased to $10.2 million in the nine months ended October 2, 1999 from $4.5 million in the comparable period ended
September 30, 1998, an increase of 126.2%. This increase was primarily due to the continuing expansion of Streamline's customer base, a corresponding increase in subscription fees, and an increase in fees derived from advertising, research and marketing.

    PRODUCT AND SERVICE REVENUE, NET. Sale of products and services, net of returns increased to $8.7 million in the nine months ended October 2, 1999 from $3.9 million in the comparable period ended September 30, 1998, an increase of 124%. The increase in revenue was the result of:

    - an increase in Streamline's customer base to approximately 3,700 at October 2, 1999 from approximately 1,500 at September 30, 1998

    - an increase in the number of invoices for product and service revenue to approximately 88,000 in the nine months ended October 2, 1999 from approximately 39,000 in the comparable period ended September 30, 1998, an increase of 125.6%

    - an increase in the average product and service revenue per invoice to approximately $99 in the nine months ended October 2, 1999 from approximately $98 in the comparable period ended September 30, 1998

    Product and service revenue, net as a percentage of total revenue decreased to 84.8% in the nine months ended October 2, 1999 from 85.7% in the comparable period ended October 2, 1999.

    SUBSCRIPTION FEES. Revenue from subscription fees increased to $693,000 in the nine months ended October 2, 1999 from $276,000 in the comparable period ended September 30, 1998, an increase of 151.1%, due to Streamline's expanded customer base. Subscription fees as a percentage of total revenue increased to 6.8% in the nine months ended October 2, 1999 from 6.1% in the comparable period ended September 30, 1998.

    ADVERTISING, RESEARCH AND MARKETING FEES. Advertising, research and marketing fees increased to $855,000 in the nine months ended October 2, 1999 from $370,000 in the comparable period ended September 30, 1998, an increase of 131.1%. These fees as a percentage of total revenue increased to 8.4% in the nine months ended October 2, 1999 from 8.2% in the comparable period ended September 30, 1998. The increase in advertising, research and marketing fees is primarily due to an increase in the number of consumer packaged goods companies that became members of the Consumer Learning Center.

    TOTAL OPERATING EXPENSES. Total operating expenses increased to $23.5 million, or 229.1% of total revenues, in the nine months ended October 2, 1999 from $11.9 million, or 262.6% of total revenues, in the comparable period ended September 30, 1998, an increase of 97.3%. The increase in operating expenses is a result of an increase in order volume, expenses related to the opening of Streamline's second facility in the Washington D.C. area, and an increase in infrastructure and general and administrative costs incurred to support Streamline's continued expansion. These costs decreased as a percentage of total revenues due to achieving operational efficiencies and offsetting fixed costs with higher order volumes.

    COST OF REVENUE. The cost of revenue increased to $7.0 million, or 68.5% of total revenues, in the nine months ended October 2, 1999 from $3.3million, or 72.1% of total revenues in the comparable period ended September 30, 1998, an increase of 114.8%. The decline in cost of revenue as a percentage of total revenues is primarily a result of improved purchasing in the product and service category and a higher percentage of subscription fees as a percentage of total revenue.

    FULFILLMENT CENTER OPERATIONS. Expenses attributable to fulfillment center operations increased to $6.0 million, or 58.4% of total revenue, in the nine months ended October 2, 1999 from $2.9 million, or 64.1% of total revenue, in the comparable period ended September 30, 1998, an increase of 106.1%, primarily as a result of increased order volume, the opening of Streamline's second facility in the Washington D.C. area and higher than anticipated costs resulting from the Genco I outsourcing agreement.

    SALES AND MARKETING. Sales and marketing expenses increased to $2.6 million, or 25.3% of total revenue, for the nine months ended October 2, 1999 from $989,000, or 21.8% of total revenue, for the comparable period ended September 30, 1998, an increase of 162.4%. This increase was due to additional advertising and promotional activities undertaken to acquire new customers.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Expenses attributable to technology systems and development increased to $2.8 million, or 27.4% of total revenue, for the nine months ended October 2, 1999 from $1.9 million, or 42.8% of total revenue, for the comparable period ended September 30, 1998, an increase of 45.0%, primarily due to the costs associated with maintaining, enhancing and integrating Streamline's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $5.1 million, or 49.5% of total revenues, for the nine months ended October 2, 1999 from $2.8 million, or 61.8% of total revenues, for the comparable period ended September 30, 1998, an increase of 81.1%, primarily due to the addition of necessary infrastructure to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net increased to income of $582,000 in the nine months ended October 2, 1999 from an expense of $454,000 in the comparable period ended September 30, 1998 primarily due to increased interest income from higher cash balances from Streamline's initial public offering in June, and reduced interest costs associated with the pay down of debt.

    MINORITY INTEREST. At September 30, 1998, Streamline held a majority interest in Streamline Mid-Atlantic, Inc. A portion of Streamline Mid-Atlantic's net losses were allocated to the minority interest. In November of 1998, Streamline acquired the remaining minority interest in Streamline Mid-Atlantic and now reports its income or loss in Streamline's consolidated results of operations.

    EXTRAORDINARY LOSS. On September 18, 1998, Streamline redeemed all of its outstanding discount notes at a price of $7.0 million, plus approximately $334,000 of interest and $257,000 for a call premium with the proceeds from the issuance of Streamline's Series D Preferred Stock. The redemption resulted in Streamline recording an extraordinary loss on the extinguishment of debt of approximately $744,000.

1998 COMPARED TO 1997

    TOTAL REVENUE. Total revenue increased to $6.9 million in 1998 from $2.6 million in 1997, an increase of 163.7%. This increase was primarily due to an increase in total orders resulting from Streamline's expanded customer base.

    PRODUCT AND SERVICE REVENUE, NET. Sales of products and related services, net of returns increased to $6.0 million in 1998 from $1.8 million in 1997, an increase of 232.0%. Product and service revenue, net as a percentage of total revenue increased to 86.8% in 1998 from 68.9% in 1997. These increases were principally due to:

    - an increase in Streamline's customer base to approximately 2,000 at the end of 1998 from approximately 900 at the end of 1997

    - an increase of 122.2%, primarily due to Streamline's marketing efforts to obtain new customers in the greater Boston market

    - a related increase in the number of invoices for product and service revenue to approximately 59,000 in 1998 from approximately 18,000 in 1997, an increase of 231.6%

    SUBSCRIPTION FEES. Revenue from subscription fees increased to $392,000 in 1998 from $99,000 in 1997, an increase of 297.3% due to an increase in Streamline's customer base and the timing of these customer acquisitions. Subscription fees as a percentage of total revenue increased to 5.6% in 1998 from 3.7% in 1997. These increases resulted from the growth in Streamline's customer base.

    ADVERTISING, RESEARCH AND MARKETING FEES. Fees from advertising, research and marketing services decreased to $529,000 in 1998 from $721,000 in 1997, a decrease of 26.6%. Advertising, research and marketing fees as a percentage of total revenue decreased to 7.6% in 1998 from 27.4% in 1997. These decreases are primarily due to a reduction in the average dollar amount paid by participants resulting from shorter membership periods.

    TOTAL OPERATING EXPENSES. Total operating expenses increased to $17.4 million, or 250.3% of total revenue, in 1998 from $11.1 million, or 422.6% of total revenue, in 1997, an increase of 56.1%, largely due to:

    - increased fulfillment center operational costs

    - increased expenses related to technology systems and development

    - increased sales and marketing expenses incurred to increase Streamline's customer base

    - increased general and administrative expenses incurred to support Streamline's growing operations

    COST OF REVENUE. The cost of revenue increased to $5.0 million, or 71.9% of total revenue, in 1998 from $2.1 million, or 79.6% of total revenue, in 1997, an increase of 138.0%, due to the increased order size and number of customer orders, offset by cost reductions associated with higher purchase volumes.

    FULFILLMENT CENTER OPERATIONS. Expenses attributable to fulfillment center operations increased to $4.0 million, or 57.8% of total revenue, in 1998 from $2.8 million, or 105.1% of total revenue, in 1997, an increase of 44.9%, due to the increase in customer order volume.

    SALES AND MARKETING. Sales and marketing expenses increased to $1.5 million, or 21.3% of total revenue, in 1998 from $1.4 million, or 54.2% of total revenue, in 1997, an increase of 3.6%. As a result of increased customer referrals and the more effective utilization of marketing channels, sales and marketing expenses decreased as a percentage of total revenue.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Expenses attributable to technology systems and development increased to $3.0 million, or 43.2% of total revenue, in 1998 from $1.7 million, or 63.5% of total revenue, in 1997, an increase of 79.5%. Certain costs associated with Streamline's website, on-line ordering, warehouse management and other enterprise systems were capitalized during 1997 and 1998 and are being amortized over the useful lives of the assets. In 1998 the increased expense is largely due to increased amortization of these capitalized costs and costs associated with maintaining, enhancing and integrating Streamline's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $3.9 million, or 56.1% of total revenue, in 1998 from $3.2 million, or 120.2% of total revenue, in 1997, an increase of 23.1%, primarily due to the addition of management and administrative staff to support Streamline's growth.

    OTHER INCOME (EXPENSE), NET. Other expense, net increased to $330,000 in 1998 from $80,000 in 1997, an increase of 311.0%, largely due to a $518,000 increase in net interest expense resulting primarily from Streamline's issuance of senior discount notes in 1998 offset by $182,000 of interest income Streamline received primarily from investing the proceeds of debt and equity financings completed during the year. Other expense in 1997 was largely due to the losses incurred on the disposal of fixed assets.

    MINORITY INTEREST. The allocation of the net losses of Streamline's subsidiary, Streamline Mid-Atlantic, Inc., to the minority interest decreased to $139,000 in 1998 from $265,000 in 1997. In 1998, Streamline was allocated a percentage of net losses in excess of its ownership percentage due to the minority interest being allocated all of its allowable losses. In
November 1998, Streamline acquired the remaining minority interest and will report 100% of the income or loss of this subsidiary in its results of operations in future periods.

    EXTRAORDINARY LOSS. Streamline incurred an extraordinary loss of $744,000 in 1998 due to the early extinguishment of the senior discount notes issued in April 1998 and retired in September 1998. This loss included approximately $257,000 for a call premium, and $452,000 for the unamortized discount value associated with the warrants to purchase common stock issued in connection with the senior discount notes and $35,000 for the issuance of common shares and remaining deferred financing costs.

1997 Compared to 1996

    TOTAL REVENUE. Total revenue increased to $2.6 million in 1997 from $922,000 in 1996, an increase of 185.8%. This increase was due to an increase in the number of customers and orders in 1997.

    PRODUCT AND SERVICE REVENUE, NET. Sales of products and related services, net of returns increased to $1.8 million in 1997 from $391,000 in 1996, an increase of 364.4%. Net product and service revenue as a percentage of total revenue increased to 68.9% in 1997 from 42.4% in 1996. Due to active marketing efforts, Streamline increased its customer base to approximately 900 at the end of 1997 from approximately 100 households in 1996. The increase in Streamline's customer base resulted in a greater number of orders in 1997.

    SUBSCRIPTION FEES. Subscription fees increased to $99,000 in 1997 from $20,000 in 1996, an increase of 395.1% primarily as a result of an increase in the number of customers to approximately 900 by the end of 1997 from a pilot group of 100 in 1996. Subscription fees as a percentage of total revenue increased to 3.7% in 1997 from 2.2% in 1996 due to this increase in Streamline's customer base.

    ADVERTISING, RESEARCH AND MARKETING FEES. Revenue from advertising, research and marketing fees increased to $721,000 in 1997 from $511,000 in 1996, an increase of 41.1%. These fees decreased, as a percentage of total revenue to 27.4% in 1997 from 55.4% in 1996. In 1997, Streamline began offering research and marketing programs to consumer packaged goods companies, whereas, in 1996 the revenue from market research was a result of Streamline's non-recurring participation in a third party research program while operating with Streamline's initial test group of 100 customers.

    TOTAL OPERATING EXPENSES. Total operating expenses increased to $11.1 million, or 422.6% of total revenue, in 1997 from $2.8 million, or 305.0% of total revenue, in 1996, an increase of 296.1%, due to:

    - an increase in the number of customers and orders

    - an increase in costs related to consumer resource operations due to the completion of its first consumer resource center

    - increased sales and marketing expenses related to the expansion Streamline's customer base

    - an increase in general and administrative expenses as a result of increasing Streamline's infrastructure to support expanded operations

    COST OF REVENUE. The cost of revenue increased to $2.1 million, or 79.6% of total revenue, in 1997 from $391,000, or 42.4% of total revenue, in 1996, an increase of 436.3%, due to the increase in customer orders and the increase in costs associated with research and marketing programs.

    FULFILLMENT CENTER OPERATIONS. In 1996, Streamline completed construction of its first facility in the greater Boston, Massachusetts area and began full operations. Expenses attributable to fulfillment center operations increased to $2.8 million, or 105.1% of total revenue, in 1997 from $916,000, or 99.4% of total revenue, in 1996, an increase of 202.3%, as a result of increased labor associated with processing a higher order volume.

    SALES AND MARKETING. Sales and marketing increased to $1.4 million, or 54.2% of total revenue, in 1997 from $441,000, or 47.8% of total revenue, in 1996, an increase of 224.1%. Streamline incurred higher customer acquisition expenses in 1997 because it ended its test phase and began actively marketing its service to new customers. In 1997, Streamline also began general promotional efforts.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Expenses attributable to technology systems and development increased to $1.7 million, or 63.5% of total revenue, in 1997 from $78,000, or 8.5% of total revenue, in 1996, due to the development and implementation of Streamline's website, on-line ordering, warehouse management system and other enterprise systems in 1997.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $3.2 million, or 120.2% of total revenue, in 1997 from $1.0 million, or 106.9% of total revenue in 1996, an increase of 221.3% due to an increase in administrative salaries and related benefits to support the growth in customers.

    OTHER INCOME (EXPENSE), NET. Other expense, net of $80,000 in 1997 was primarily due to the losses incurred on the disposal of fixed assets. Other income, net of $43,000 in 1996 resulted primarily from the net interest income Streamline received from investing the proceeds of equity financings completed during the year offset by leasing and other financing expenses.

    MINORITY INTEREST. In 1997, Streamline established a subsidiary, Streamline Mid-Atlantic, Inc., which sold common stock to third parties and acquired substantially all of the assets of Shopping Alternatives, Inc. in exchange for shares of its common stock. These transactions created a minority interest in Streamline's subsidiary, to which Streamline allocated approximately 45% of the subsidiary's 1997 operating loss.

Liquidity and Capital Resources

    At October 2, 1999, Streamline had cash, cash equivalents and marketable securities of $43.0 million, which Streamline currently believes will be sufficient to fund its planned expansion and working capital needs for at least the next 12 months. Streamline expects that it will require additional capital financing to support its further expansion.

    Operating activities used cash of $9.0 million in the nine months ended October 2, 1999, primarily due to the net loss incurred in the period. Investing activities used cash of $5.4 million in the nine months ended October 2, 1999, primarily due to the purchase of property and equipment to support the expansion of Streamline's operations, and costs associated with purchased and capitalized software for Streamline's customer ordering, warehouse management and financial systems.

    Financing activities provided cash of $44.8 million in the nine months ended October 2, 1999, as compared to $23.2 million in the nine months ended
September 30, 1998. Net proceeds from Streamline's initial public offering including the exercise of the underwriters' over-allotment, net of underwriting discounts and offering expenses, were approximately $45.0 million. Prior to its initial public offering, Streamline financed its operations and capital requirements primarily through the sale of redeemable convertible preferred stock and the issuance of senior discount notes.

    Streamline expects to incur operating losses in 1999 from its existing consumer resource center and from the facility opened in the greater Washington, D.C. area in the fourth quarter of 1999. Additionally, on October 27, 1999, Streamline entered into a lease agreement with Pro Logis for a 102,000 square foot distribution facility in Carlstadt, NJ. Streamline expects to open this facility in the second quarter of 2000, and incur approximately $4.0 million for costs associated with leasehold improvements, equipment acquisitions and other asset purchases related to this facility.

    Streamline also expects to incur costs beyond 1999 in connection with its acquisition of Beacon Home Direct d/b/a Scotty's Home Market, a grocery home delivery company based in the Chicago, Illinois area. On October 18, 1999, Streamline entered into a definitive agreement to acquire Scotty's. The transaction, which is subject to shareholder and regulatory approval, and other typical conditions is expected to be completed in early 2000 and to be accounted for as a pooling of interests. Under the terms of the agreement, Streamline expects to issue approximately 4.3 million shares to acquire all of the outstanding shares and equity interests of Scotty's. We expect to incur losses from this fulfillment center at least through 2000.

    Additionally, Streamline plans to continue to enhance its technology by upgrading or replacing its on-line ordering, warehouse management and customer information systems. Streamline intends to finance these expenditures from capital resources. Streamline also plans to open new facilities in 2000 and beyond which may or may not have similar capital requirements due to size, configuration, location and other local market conditions.

    Pursuant to a letter agreement dated April 13, 1999, Nordstrom, Inc. agreed to provide Streamline with financing of up to $10.0 million upon Streamline's request. Nordstrom's commitment terminated upon the closing of Streamline's initial public offering. Streamline issued Nordstrom a warrant to purchase 75,000 shares of common stock at an exercise price of $7.00 per share in connection with this financing commitment. Streamline recorded deferred financing costs of approximately $472,000 for the estimated fair value of the warrant. The fair value was calculated using the Black-Scholes option pricing model utilizing a common stock fair value of $10.00 per share, the offering price of the common stock in Streamline's initial public offering. By letter dated June 22, 1999, Nordstrom agreed to rescind all of its rights pursuant to such warrant, effective as of the closing of Streamline's initial public offering, resulting in Streamline reversing the remaining unamortized deferred financing costs of approximately $387,000. During the nine months ended
October 2, 1999, Streamline recorded a non-cash financing charge of approximately $85,000 for the amortization of the deferred financing costs during the period prior to the termination of Nordstrom's financing commitment.

    Streamline does not believe that inflation has had a material effect on Streamline's operations.

MARKET RISK

    To date, Streamline has not utilized derivative financial instruments or derivative commodity instruments. Streamline invests its cash in high quality (i.e.-A1/P1) short term commercial paper, money market funds and United States government securities, which are subject to minimal credit and market risk, and have no debt. Therefore, Streamline believes the market risks associated with these financial instruments are immaterial.

ACQUISITIONS

    In 1996, Streamline incorporated its subsidiary Streamline
Mid-Atlantic, Inc., for the purpose of acquiring substantially all of the assets of Shopping Alternatives, Inc., a consumer direct company based in the Washington, D.C. area. In 1997 Streamline Mid-Atlantic sold approximately 45% of its common stock to third parties. In November 1998, Streamline acquired the outstanding minority interest in Streamline Mid-Atlantic and it once again became a wholly owned subsidiary. In connection with these transactions Streamline recorded $1.3 million of goodwill which is being amortized on a straight-line basis over a five-year term.

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
YEAR 2000 COMPLIANCE

    The Year 2000 problem stems from the fact that many currently installed computer systems include software and hardware products that are unable to distinguish 21st century dates from those in the 20th century. As a result, computer software and hardware used by many companies and governmental agencies may need to be upgraded to comply with Year 2000 requirements or risk system failure or miscalculations causing disruptions to normal business activities.

STATE OF READINESS

    Streamline has assessed the corporate systems and operations that it believes could be affected by the Year 2000 problem, and has focused its Year 2000 review on three areas:

    - internal information technology infrastructure

    - third-party compliance

    - non-information technology systems

    INTERNAL INFORMATION TECHNOLOGY INFRASTRUCTURE. Because its consumer and business systems are essential to its business, financial condition and results of operations, Streamline assessed these systems prior to other less critical information technology systems. Streamline uses the following information technology for its internal infrastructure:

    - website and Internet ordering systems

    - main enterprise systems, such as those used for purchase orders, invoicing, shipping, warehouse management and accounting

    - individual workstations, including personal computers

    - network systems

    Streamline currently believes that all of its critical systems are Year 2000 compliant. Streamline has received written assurance from the vendors of its website, ordering systems and main enterprise and financial systems that these systems are Year 2000 compliant. Streamline has currently conducted Year 2000 compliance testing of its individual workstations and network systems and has certified them as Year 2000 compliant. To date, Streamline has not discovered Year 2000 problems in these internal systems.

    THIRD-PARTY COMPLIANCE. Streamline's material third party business relationships include:

    - customers who order products and services via the Internet, telephone and fax

    - vendors and suppliers who provide the goods and services that Streamline offers to its customers.

    Streamline is unable to predict, and has not attempted to assess, the Year 2000 readiness of its customers or the systems they use to interact with Streamline. Since Streamline's customers order its products and services via the Internet or by telephone or fax, Streamline's operations would be materially adversely affected if a significant number of customers were unable to use these devices to place their orders.

    Year 2000 disruptions in the systems or equipment used by Streamline's suppliers could result in Streamline's being unable to obtain products and services in a timely manner. Streamline developed a standard survey to help it assess the Year 2000 readiness or its suppliers and has received confirmation of their readiness from a majority of its suppliers.

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
    NON-INFORMATION TECHNOLOGY SYSTEMS. Some non-information technology systems used in Streamline's business, such as HVAC and telephone systems, its truck fleet and refrigeration and other equipment, may contain date-processing embedded technology. The Year 2000 problem could cause failures in these assets which could disrupt Streamline's operations. Streamline has assessed the Year 2000 problem with respect to these non-technology systems and believes it has corrected all problems that have been identified.

COSTS

    Streamline's Year 2000 assessment, remediation and testing activities have been conducted by internal personnel, and Streamline has not recorded the amount of employee time expended on these tasks. Accordingly, Streamline is unable to determine the cost of employee time devoted to Year 2000 matters. Until Streamline has further assessed the Year 2000 readiness of its internal systems and those of third parties with whom Streamline does business, it will be unable to estimate all of the costs that we may incur in its Year 2000 compliance efforts. Streamline has funded and will continue to fund these activities principally through cash flow.

MOST REASONABLE WORST CASE SCENARIO

    It is possible that problems related to the Year 2000 could disrupt one or more of the following systems:

    - customer Internet-based ordering

    - technology-driven order picking

    - inventory replenishment

    - credit card settlement

    In each case, there is a low technology alternative available which would allow Streamline to continue to run its business. However, most of the alternatives would result in increased costs, reduced revenues or service delays, which should increase Streamline's operating losses. Extended disruptions may impact long term customer and supplier relationships further impacting future profitability.

CONTINGENCY PLAN

    Other than the short-term, low technology alternatives discussed above, to date Streamline has not formulated contingency plans related to the failure of its or a third-party's systems or equipment should they prove to not be Year 2000 compliant.

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
                               SCOTTY'S BUSINESS

OVERVIEW

    Scotty's offers its customers time savings, convenience and personalized service through its consumer direct grocery delivery service. Customers place orders for groceries and related products with Scotty's over the Internet or by telephone or fax, and it delivers these products directly to customers' homes. Scotty's serves customers primarily in Chicago's northern and western suburbs from its Lake Zurich, Illinois fulfillment center.

    Scotty's offers a wide range of products including:

        - produce                                  - bakery products
        - wine, beer and spirits                   - "Meals Made Easy" heat-and-serve meals
        - meat and seafood                         - beverages
        - canned goods                             - cereal and other dry products
        - dairy products                           - frozen products
        - health and beauty products               - pet care products

    Scotty's also offers its customers nutritional facts and helpful tips, such as the best way to store produce, quick recipes for meat and seafood and suggested food and wine pairings. Management believes that a key factor in Scotty's ability to attract and retain customers is this type of broad service orientation, driven by the enthusiasm and dedication of its employees.

INDUSTRY

GENERAL

    The Internet has become a viable and meaningful marketplace for buying and selling goods and services. With work schedules becoming increasingly demanding and leisure time at a premium, more and more people are turning to the Internet for their consumer needs. Internet transactions are typically faster, less expensive and more convenient, all attractive features to a busy public. A recent study conducted by the IntelliQuest Information Group, Inc. shows that 60% of Internet users shop on-line. Scotty's management believes that as consumer time constraints increase and technological advances further simplify online shopping, the number of consumers who turn to the efficiency and convenience of purchasing groceries and other necessities over the Internet will continue to grow.

    In addition, management of Scotty's believes that its personalized, consumer-direct model is more attractive than traditional grocery store businesses because retailers have become less responsive to their customer's needs and preferences, often choosing their inventory based on incentives paid by manufacturers. Without the personalized service of the corner grocers of the past, grocery shopping has become a burdensome task for many consumers.

THE SCOTTY'S SOLUTION

    The Scotty's "solution" focuses on its customers, addressing their need for convenience and customized solutions, while capitalizing on the explosive growth in Internet use and other technological advances. By placing orders with Scotty's over the Internet or by telephone or fax, customers are able to avoid driving to the store and waiting in check-out lines. Scotty's customers can shop at any time and generally spend less than 20 minutes to place an order, freeing up valuable time for family activities, entertainment or work. Customer feedback is also an integral part of the Scotty's solution, facilitating continuous improvement in Scotty's personalized relationships with its customers and the promotion of products such as Scotty's "Meals Made Easy" and other proprietary products.

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
    Scotty's also provides attractive service enhancements such as up-to-date product information, including product availability, pricing and promotions. In addition, Scotty's database contains detailed nutritional information on grocery products.

    The primary benefits that Scotty's provides its customers include:

       - convenience

       - competitive pricing

       - conservation of time

       - customized solutions

       - meal planning

       - elimination of "impulse" grocery shopping

       - higher quality products by minimizing handling and providing ideal temperature control.

SCOTTY'S STRATEGY

THE "ELIMINATE THE STORE" OPERATING MODEL

    "Eliminating the Store" involves controlling the merchandising and fulfillment aspects of the business by removing the middle-man and using dedicated fulfillment centers instead of shoppers and grocery chains. Because no grocery stores are involved, operating costs are much lower and the leverage on capital investments is much greater than those of grocery stores. The related cost savings are substantial enough that, even after incurring delivery and other incremental costs, this fully-developed operating model commands higher margins than supermarkets or consumer direct companies providing fulfillment from retail grocery stores. The centralized, controlled production environment provided by a dedicated fulfillment center enables better inventory management, minimal out-of-stock items and accurate order fulfillment. Also, the reliability and usability of this model's service is substantially better in that the availability of requested products can be confirmed on a real-time basis.

MARKETING AND PROMOTION

    Scotty's marketing efforts have consisted primarily of the following:

       - customer referrals

       - Scotty's representative sales program

       - coupon drops and direct mail advertising

       - advertisements in local newspapers

    Scotty's has been successful in its modest advertising efforts and has maintained a customer acquisition cost of under $200 per new customer. Word-of-mouth is an especially credible mode of advertising due to the inherent level of interaction between the customer and Scotty's. As a result of the high satisfaction level of Scotty's customers, nearly 40% of new customers have historically resulted from personal referrals. Scotty's intends to significantly increase its advertising efforts and service area once the new fulfillment center and related systems are in place to support substantially more business.

    Since 1996, Scotty's has seen positive growth in its Scotty's representative sales program, which utilizes independent salespeople to generate contacts and follow through with prospective customers. Scotty's representatives earn commissions over a fixed time period based on sales to customers they acquire, as well as sales to other customers that are subsequently referred to Scotty's by these customers. Scotty's representatives also receive commissions when implementing fundraisers with

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schools, churches, and other organizations. These fundraisers are designed such that an organization receives a contribution based on a percentage of revenue generated by the participating members.

SCOTTY'S DELIVERY CHANNELS

PLACING AN ORDER

    Customers can sign-up for Scotty's services by opening an account on its website or by calling a Scotty's customer service representative. Scotty's customers place their orders over the Internet, or by telephone or fax, until midnight the evening before their scheduled delivery day. Currently approximately 50% of Scotty's customers order via the Internet.

    Scotty's believes that an important step in developing a strong relationship with each customer is the creation of a database, which contains a complete history of each customer's orders, including product detail and quantities. A master list is created for each customer, containing a complete record of recently purchased items, and is delivered with every order for use in preparing that customer's next order. This facilitates the ordering process as it removes the burden of creating a new shopping list for each order. Special delivery and payment instructions are also kept in each customer's files. These time-saving measures are appealing to Scotty's customers because they help to minimize order placement time.

THE FULFILLMENT CENTER AND PRODUCT DELIVERY

    The fulfillment center currently has an inventory of approximately 7,500 different products, and is operated 24 hours a day by a staff of approximately 60 employees. Customer orders are delivered in temperature-controlled containers to ensure quality and freshness. By preserving the "cold-chain" through temperature-controlled coolers, Scotty's maintains the temperature integrity of a customer's order better than if the customer purchased from a traditional retail store. Dry products are delivered in custom-made, water-resistant boxes and produce, refrigerated items and frozen items delivered in temperature-controlled insulated coolers.

    Scotty's provides customers with the added convenience of unattended delivery so the customer need not be at home when the orders are delivered. Instead, a dropping place at the customer's home is prearranged for the order and the customer will either pay for the order with a credit card or prearrange payment by check.

    In January 2000, Scotty's plans to roll out a new 94,000 square foot, highly automated fulfillment center. Through the use of sophisticated order fulfillment systems and processes, management expects to achieve significant enhancements in operating efficiency and quality of service.

INVENTORY

    Scotty's receives inventory on a frequent basis from both local and national producers to ensure availability and freshness. Additionally, quality assurance personnel examine each perishable item prior to order fulfillment to ensure that Scotty's provides only top-quality goods to its customers. Scotty's maintains quality and improves selection efficiency by segregating products into a number of different areas in the fulfillment center based on product characteristics, such as perishability, fragility, temperature zone, chemical composition and purchase frequency.

    Scotty's guarantees the quality of all of its produce and other food products and will refund a customer's money if not fully satisfied. Management of Scotty's believes that this approach to customer satisfaction is important in establishing a strong customer relationship.

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
COMPETITION

    Competition among consumer direct commerce companies is based on several factors, including ease of use, reliability of service, product selection, price and customer relations. Scotty's competes against numerous providers of grocery products and services, including grocery stores and other grocery home delivery services. Its main consumer direct competitor in the Chicago market is Peapod, Inc., a publicly-traded grocery product provider based in Skokie, Illinois. Scotty's management is also aware that Webvan Group Inc., a publicly-traded grocery product provider based in San Francisco, California, has plans to expand to additional locations in major cities in the United States, which would most likely include Chicago.

    Although management is not currently aware of any other consumer direct grocery stores that intend to operate in Scotty's market areas, Scotty's believes that competition will intensify if more grocery stores, online marketing services and information services companies offer services in Scotty's market areas. Some of these potential competitors may be larger and have substantially greater resources than Scotty's.

INTELLECTUAL PROPERTY

    Scotty's believes that its success and ability to compete is dependent upon its proprietary systems and technology. Scotty's relies on a combination of copyright, trademark and trade secret laws as well as confidentiality agreements and other measures to establish and protect its proprietary rights. Scotty's does not have any patents and has applied for the following trademarks:

       - Beacon Home Market

       - Scotty's Classic

       - Scotty's Diner

       - Scotty's Home Market

    In addition, Scotty's intends to file a trademark registration for
"Groceries @ your door. .. .. without paying more." Scotty's has the following websites, each of which are registered with Network Solutions, Inc.:

       - scottysmkt.com

       - scottyshomemarket.com

       - scottysmarket.com

       - beaconhomedirect.com

    While Scotty's relies on trademark, trade secret and copyright laws to protect its proprietary rights, Scotty's believes that the technical and creative skills of its personnel, high-quality service standards, continued development of its proprietary systems and technology, and brand name recognition are more important to establish and maintain a leadership position and strengthen its brand.

EMPLOYEES

    As of November 15, 1999, Scotty's had 120 full-time and 8 part-time employees, working in corporate, sales, general and administrative functions and in merchandise processing and picking. Scotty's also employs a limited number of independent contractors and temporary employees on a periodic basis. None of Scotty's employees are represented by a labor union and Scotty's considers its labor relations to be good.

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
FACILITIES

    Scotty's is headquartered in Lake Zurich, Illinois, where it leases approximately 7,000 square feet of office space, under term lease agreements which expire on January 14, 2000. Scotty's also maintains its fulfillment center of approximately 12,250 square feet under a term lease that expires on August 31, 2001.

    In January 2000, Scotty's plans to roll out a new highly automated fulfillment center in Lake Zurich. The new facility will contain a total of approximately 94,000 square feet of space, with 74,000 square feet dedicated to Scotty's fulfillment center and 20,000 square feet of office space. In
June 1999, Scotty's entered into an agreement whereby the new fulfillment center, which is currently under construction, will be sold to a third party (upon satisfaction of certain conditions detailed in the contract of sale) and leased back to Scotty's for an initial term of 20 years. The sale price will be $6.5 million.

LEGAL PROCEEDINGS

    Scotty's is not a party to any material legal proceedings.

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
                              SCOTTY'S MANAGEMENT

    Set forth below is information concerning the background and experience of the Directors and executive officers of Scotty's:

    DAVID BEECKEN has served as a director of Scotty's since 1995. He has also been a Principal of Healthcare Equity Partners, L.P., a venture capital firm, since 1997. Prior to that, Mr. Beecken was a Senior Managing Director at ABN-AMRO Incorporated, a leading international bank group, from 1993 to 1997. Mr. Beecken is 53 years old.

    SCOTT DEGRAEVE has served as President and a director of Scotty's since 1995. He founded the predecessor business which was acquired by Scotty's in 1995 and served as its President since 1991. In addition, from 1983 to 1995, he also served in various business unit financial roles for Motorola, Inc., including his most recent assignment as Group Controller for the cellular telephone segment. Mr. DeGraeve is 43 years old.

    PETER FRECHETTE has been a director of Scotty's since 1995. He has also been Chief Executive Officer and Chairman of Patterson Dental Company, a dental supply and equipment distributor, since 1985 and President of Patterson Dental Company since 1982. Mr. Frechette is 62 years old.

    DARREN JACKSON has been a director of Scotty's since 1998. He has also served as Vice President of Strategic Planning of Nordstrom, Inc. since 1998. Prior to joining Nordstrom, Inc., Mr. Jackson served as Chief Financial Officer of Carson Pirie Scott & Co. since 1989. Mr. Jackson is 35 years old.

    RICHARD PIGOTT has been a director of Scotty's since 1995. He has also been a private investor and financial advisor to corporations regarding mergers, acquisitions and other strategic issues since 1988. Mr. Pigott is 59 years old.

    CHRIS SANG has been the Chief Financial Officer of Scotty's since 1997 and became the Chief Operating Officer and a director of Scotty's in 1999. Prior to that, he served as the Chief Financial Officer for Ulta(3), a specialty retailer, since 1993. Mr. Sang is 41 years old.

    WILLIAM STEINMETZ founded Scotty's in 1995 and has served as the Chairman of the board of directors of Scotty's since that time. He has also served as the Chief Executive Officer of Scotty's since mid-1999. Mr. Steinmetz also serves as a Senior Managing Director in charge of North American Investment Banking Operations of ABN-AMRO Incorporated. Prior to that, he served as head of the Mergers and Acquisitions/Equity Advisory Group of First Chicago since 1989.
Mr. Steinmetz is 48 years old.

                 SCOTTY'S MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL STATEMENTS AND RESULTS OF OPERATIONS

OVERVIEW

    Scotty's offers its customers time savings, convenience and personalized service through its consumer direct grocery delivery service. Customers place orders for grocery and related products with Scotty's via telephone, facsimile and personal computer, and Scotty's delivers these products directly to its customers' homes. Scotty's serves customers primarily in Chicago's northern and western suburbs from its Lake Zurich, Illinois fulfillment center.

    Scotty's has grown rapidly, with revenue increasing to $5.6 million in 1998 from $2.6 million in 1996. During this same period, Scotty's net loss increased to $3.6 million in 1998 from $733,000 in 1996. Scotty's expects to continue to incur losses as it increases expenditures in all areas of operations in order to execute its business plan. In particular, Scotty's expects to incur costs related to expanding into new service areas in the metropolitan Chicago area, opening its new, highly automated fulfillment center, increasing its sales and marketing efforts and continuing its investment in technology.

    Due to Scotty's history of net operating losses, it currently pays no federal or state income tax. As of December 31, 1998, Scotty's had federal and state net operating loss carry forwards of approximately $981,000. The net operating loss expires in 2018. These net operating losses are available to offset future income tax obligations unless federal or state tax law restrictions, such as those related to an ownership change as defined in the Internal Revenue Code, limit Scotty's from doing so.

COMPONENTS OF REVENUE

    Scotty's has two primary sources of revenue. The majority of Scotty's revenue is generated by the sale of grocery and related products that Scotty's delivers to customers' homes when customer orders are received. Scotty's charges customers set retail prices for the products sold. Product revenue is comprised of the retail prices charged to customers for these products. The wholesale prices that Scotty's pays its distributors and suppliers for such products are included in cost of revenue. In some cases, customers also pay Scotty's a delivery fee, which is based on the amount of the order, when the order is received by Scotty's in relation to when the customer requests delivery and the method by which the order is placed. Revenue from products and delivery fees are recognized upon delivery to the customer.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1998

    TOTAL REVENUE. Total revenue increased to $5.3 million in the nine months ended September 30, 1999 from $3.9 million in the comparable period in 1998, an increase of 35.5%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders, and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue, net, is comprised of the retail prices customers pay to Scotty's for the products sold, net of returns. Product revenue increased to $5.2 million in the nine months ended September 30, 1999 from $3.8 million in the comparable period in 1998, an increase of 36.3%. The increase in revenue was the result of

    - an increase in Scotty's customer base to approximately 3,900 at September 30, 1999, from approximately 3,100 at September 30, 1998

    - an increase in the average order size to $131 in the nine months ended September 30, 1999 from $122 in the comparable period in 1998

    - an increase in the number of customer orders to approximately 41,000 in the nine months ended September 30, 1999, from approximately 32,000 in the comparable period in 1998

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
In the first half of 1999, Scotty's increased its service area to include 35% more suburban households in the metropolitan Chicago area.

    DELIVERY FEES. In some cases, Scotty's customers pay delivery fees in addition to the amounts paid for the products delivered to their homes. Revenue from these fees increased to $116,000 in the nine months ended September 30, 1999, from $108,000 in the comparable period in1998, an increase of 7.5%, due to an increase in the number of customer orders. Delivery fees as a percentage of total revenue decreased to 2.2% in the nine months ended September 30, 1999, from 2.7% in the comparable in 1998, primarily due to Scotty's decision in 1999 to discontinue offering delivery to customers on the same day that their orders were placed, which had previously generated higher delivery fees.

    COST OF REVENUE. The cost of revenue is comprised of wholesale costs of products sold to customers. The cost of revenue increased to $3.7 million, or 68.6% of total revenues, in the nine months ended September 30, 1999, from $2.8 million, or 72.0% of total revenues in the comparable period in 1998. The decrease in the cost of revenue as a percentage of total revenue in 1999 resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the Chicago area.

    FULFILLMENT CENTER OPERATIONS. Expenses attributable to fulfillment center operations include costs associated with managing the facility and processing orders, including salaries and wages, employee benefits, facility rent, utility costs, vehicle expenses and order processing fees. These expenses increased to $1.8 million, or 33.4% of total revenue, in the nine months ended September 30, 1999, from $1.3 million, or 33.0% of total revenue, in the comparable period in 1998, an increase of 37.3%. The increase in fulfillment center expenses as a percentage of total revenue resulted primarily from an increase in management and quality control staff in fulfillment operations and higher hourly pay rates for fulfillment employees.

    SALES AND MARKETING. Sales and marketing expenses include general marketing expenses and the selling and marketing costs associated with acquiring customers, including related salaries and wages, benefits and administrative costs. Sales and marketing expenses increased to $1.5 million, or 28.2% of total revenue, for the nine months ended September 30, 1999 from $515,000, or 13.1% of total revenue, in the comparable period in 1998, an increase of 191.9%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas, an increase in the marketing and sales staff and a non-cash charge resulting from a warrant earned by Scotty's preferred shareholder in 1999 pursuant to the satisfaction of specified marketing-related conditions under the preferred stock purchase agreement.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Expenses attributable to technology systems and development include the non-capitalized costs associated with

    - development of technology

    - maintenance, ongoing enhancements

    - information system personnel and consultants

    - amortization of purchased and capitalized software costs

These expenses increased to $490,000 for the nine months ended September 30, 1999, from $302,000, in the comparable period in 1998, an increase of 62.4%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems. Certain costs relating to systems that will be installed in the new fulfillment center have been capitalized in 1999, including costs related to order fulfillment, enterprise resource planning and order entry systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs include corporate salaries and wages, employee benefits, corporate facility costs and depreciation, amortization and general and administrative expenses, including office equipment and supplies, telephone expenses, travel costs and legal, audit and other consulting fees. These costs increased to $2.4 million, or 45.5% of total revenues, for the nine months ended September 30, 1999, from $1.0 million, or 26.6% of total revenues, in the comparable period in 1998, an increase of 131.5%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, increased to $66,000 income in the nine months ended September 30, 1999, from an expense of $44,000 in the comparable period in 1998 primarily due to increased interest income in 1999 from higher cash balances resulting from Scotty's receipt of approximately $10 million from the sale of preferred stock to an investor in October 1998 allowing Scotty's to earn interest on a portion of these funds in 1999.

1998 COMPARED TO 1997

    TOTAL REVENUE. Total revenue increased to $5.6 million in the twelve months ended December 31, 1998 from $3.9 million in 1997, an increase of 43.9%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue increased to $5.4 million in the twelve months ended December 31, 1998 from $3.8 million in 1997, an increase of 44.1%. The increase in revenue was the result of

    - an increase in Scotty's customer base to approximately 3,300 at December 31, 1998 from approximately 2,300 at December 31, 1997

    - an increase in the average order size to $124 in 1998 from $117 in 1997

    - an increase in the number of customer orders to approximately 45,000 in the twelve months ended December 31, 1998 from approximately 33,000 in 1997

In 1998, Scotty's increased its service area to include 33% more households in the metropolitan Chicago area.

    DELIVERY FEES. Revenue from these fees increased to $152,000 in the twelve months ended December 31, 1998, from $113,000 in 1997, an increase of 34.7%, due to the increase in customer orders. Delivery fees as a percentage of total revenue decreased to 2.7% in the twelve months ended December 31, 1998 from 2.9% in 1997.

    COST OF REVENUE. The cost of revenue increased to $4.0 million, or 71.2% of total revenues, in the twelve months ended December 31, 1998, from $2.9 million, or 73.6% of total revenues in 1997. The decrease in cost of revenue as a percentage of total revenue resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the metropolitan Chicago area.

    FULFILLMENT CENTER OPERATIONS. Fulfillment center operations expenses increased to $2.3 million, or 41.6% of total revenue, in the twelve months ended December 31, 1998, from $1.4 million, or 35.6% of total revenue, in 1997, an increase of 68.1%. Included in fulfillment center expenses for the twelve months ended December 31, 1998, is a charge of $485,000, or 8.7% of total revenue, related to the

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
write-off of assets and other costs associated with the early termination of certain leases. Excluding this charge, fulfillment center expenses were $1.8 million, or 32.9% of total revenues. The decrease in fulfillment center expenses as a percentage of total revenue in 1998, excluding this charge, compared to 1997 was due to greater operating efficiencies resulting from higher order volume.

    SALES AND MARKETING. Sales and marketing expenses increased to $700,000, or 12.5% of total revenue, for the twelve months ended December 31, 1998, from $323,000, or 8.3% of total revenue, in 1997, an increase of 116.7%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas and an increase in the marketing and sales staff.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Technology systems and development expenses increased to $498,000 for the twelve months ended December 31, 1998, from $293,000 in 1997, an increase of 70.3%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $1.8 million, or 31.6% of total revenues, for the twelve months ended
December 31, 1998, from $951,000, or 24.5% of total revenues in 1997, an increase of 85.4%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, increased to $34,000 income in the twelve months ended December 31, 1998, from an expense of $16,000 in 1997, primarily due to increased interest income in 1998 from higher cash balances resulting from Scotty's receipt of approximately $10 million from the sale of preferred stock to an investor in October 1998.

1997 COMPARED TO 1996

    TOTAL REVENUE.

    Total revenue increased to $3.9 million in the twelve months ended December 31, 1997, from $2.6 million in 1996, an increase of 51.1%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue increased to $3.8 million in the twelve months ended December 31, 1997, from $2.5 million in 1996, an increase of 50.9%. The increase in revenue was the result of an increase in Scotty's customer base to approximately 2,300 at December 31, 1997 from approximately 1,500 at December 31, 1996, an increase of 54.6%.

    DELIVERY FEES. Revenue from these fees increased to $113,000 in the twelve months ended December 31, 1997, from $72,000 in 1996, an increase of 56.6%, due to the increase in customer orders. Delivery fees as a percentage of total revenue increased to 2.9% in the twelve months ended December 31, 1997 from 2.8% in the comparable period for 1996.

    COST OF REVENUE. The cost of revenue increased to $2.9 million, or 73.6% of total revenues, in the twelve months ended December 31, 1997, from $1.9 million, or 75.2% of total revenues in 1996. The decrease in cost of revenue as a percentage of total revenue resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the metropolitan Chicago area.

    FULFILLMENT CENTER OPERATIONS. These expenses increased to $1.4 million, or 35.6% of total revenue, in the twelve months ended December 31, 1997, from $1.0 million, or 40.8% of total revenue, in 1996, an increase of 31.9%. The decrease in fulfillment center expenses as a percentage of total revenue was due to greater operational efficiencies resulting from higher order volume.

    SALES AND MARKETING. Sales and marketing expenses increased to $323,000, or 8.3% of total revenue, for the twelve months ended December 31, 1997, from $157,000, or 6.1% of total revenue, in 1996, an increase of 105.2%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas and an increase in the marketing and sales staff.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Technology systems and development expenses increased to $293,000 for the twelve months ended December 31, 1997, from $63,000 in 1996, an increase of 362.6%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $951,000, or 24.5% of total revenues, for the twelve months ended December 31, 1997, from $110,000, or 4.3% of total revenues in 1996, an increase of 761.3%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, decreased to an expense of $16,000 in the twelve months ended December 31, 1997 from income of $8,000 in 1996.

LIQUIDITY AND CAPITAL RESOURCES

    At September 30, 1999, Scotty's had cash, cash equivalents and marketable securities of $1.0 million compared to $2,000 at September 30, 1998. Operating activities used cash of $7.6 million in the nine months ended September 30, 1999, primarily due to the net loss incurred in the period and deposits made in 1999 relating to Scotty's new fulfillment center, compared to cash used of $1.9 million for the same period in 1998. Investing activities used cash of $1.5 million in the nine months ended September 30, 1999, primarily due to the purchase of property and equipment for Scotty's new fulfillment center and costs associated with purchased and capitalized software for Scotty's customer ordering and warehouse management systems, compared to cash used of $302,000 for the same period in 1998. Financing activities provided cash of $2.9 million in the nine months ended September 30, 1999, as compared to providing cash of $2.0 million for the same period in 1998.

    Scotty's finances operations and capital requirements primarily through its bank line of credit and proceeds from the sale of common stock and preferred stock. In June 1999, Scotty's entered into an agreement whereby the new fulfillment center currently under construction will be sold to a third party (upon satisfaction of certain conditions detailed in the contract of sale) and leased back to Scotty's for an initial term of 20 years. The sale price will be $6.5 million. Scotty's expects to open this facility in the first quarter of 2000, and lease approximately $4.0 million of cooler/freezer and warehouse material handling equipment and certain computer equipment, which will be leased under a master lease agreement, dated August 1999, with Great American Leasing Company, L.L.C. Additionally, Scotty's expects to incur operating losses from this facility at least through 2000.

    Scotty's has historically funded its operating losses and capital investments primarily through equity capital obtained from private placement sale of its stock. Absent a merger with another company that can fund these requirements going forward, Scotty's anticipates an additional private placement sale of its stock.

MARKET RISK

    To date, Scotty's has not utilized derivative financial instruments or derivative commodity instruments. Scotty's invests cash in high quality money market funds, which are subject to minimal credit and market risk. Therefore, Scotty's believes that the market risks associated with these financial instruments are immaterial.

YEAR 2000 COMPLIANCE

    Potential Year 2000 problems stem from the fact that many computer systems include software and hardware that are unable to distinguish 21st century dates from those in the 20th century. As a result, computer systems used by many companies and governmental agencies may need to be upgraded to avoid risk of system failure or miscalculations that can disrupt normal business activities.

STATE OF READINESS.

    Scotty's has assessed its computer systems to determine whether they present a Year 2000 problem for the company. Scotty's has also reviewed Year 2000 readiness of its vendors that it relies upon.

    INTERNAL COMPUTER SYSTEMS. Scotty's uses the following principal systems to operate its business:

    - a web site and web-based ordering system for customers and customer service personnel

    - an older direct dial-up customer ordering system that will be discontinued in 1999

    - an enterprise resource planning systems for vendor and item maintenance, purchasing, and accounting

    - a warehouse management system for inventory management and order fulfillment

    - servers and individual workstations, including personal computers and network systems.

    Scotty's currently believes that all of its critical systems are Year 2000 compliant. Scotty's has received written assurance from its software and hardware providers that their products are Year 2000 compliant. The web-based ordering system was developed in-house, and was developed to ensure Year 2000 compliance. Scotty's has also conducted Year 2000 compliance testing of its individual workstations, system servers, and network systems and has certified them as Year 2000 compliant. To date, Scotty's has not discovered Year 2000 problems in these internal systems.

    THIRD-PARTY COMPLIANCE. Scotty's material third party business relationships include customers who order products via personal computer, telephone and fax; and vendors and suppliers who provide the goods that Scotty's offers to its customers. Scotty's is unable to predict the Year 2000 readiness of its customers or the systems they use to place orders with Scotty's. Scotty's business could be materially affected if a significant number of customers were unable to use their personal computers, telephones or fax to place their orders. Any Year 2000 problems in the systems used by Scotty's suppliers could result in Scotty's being unable to obtain certain products in a timely manner. Scotty's has made inquiries regarding the Year 2000 readiness of its main suppliers and has received confirmation of their readiness.

    NON-INFORMATION SYSTEMS. Non-information systems used in Scotty's business, such as control equipment for HVAC, telephone systems, delivery vehicles, and refrigeration and other equipment, may contain date-processing embedded technology. Any Year 2000 problems in this equipment could cause failures that could disrupt Scotty's operations. Scotty's has evaluated the equipment that are being installed in its new fulfillment center and believes that they are not subject to Year 2000 problems.

COSTS.

    Scotty's Year 2000 assessment, remediation and testing activities have been conducted by internal personnel, and it has not recorded the amount of employee time expended on these tasks. Accordingly, Scotty's is unable to determine the cost of employee time devoted to Year 2000 matters. Scotty's did not have to incur, and has not incurred, significant costs to assess and remediate its systems for Year 2000 compliance.

MOST REASONABLE WORST CASE SCENARIO.

    It is possible that problems related to the Year 2000 could disrupt one or more of the following systems:

    - customer personal computer-based ordering

    - credit card settlement

    In each case, there is a low technology alternative available that would allow Scotty's to continue to run its business. However, most of the alternatives would result in increased costs, reduced revenues or delivery delays, which would increase Scotty's operating losses. Extended disruptions may impact long-term customer and supplier relationships, which would further impact future profitability.

CONTINGENCY PLAN.

    Other than the short-term, low technology alternatives discussed above, to date Scotty's has not formulated contingency plans related to the failure of its or a third-party's systems or equipment should they prove to not be Year 2000 compliant.

                     OPERATION OF SCOTTY'S AFTER THE MERGER

    Upon the effective time of the merger, Streamsub, Inc., a wholly owned subsidiary of Streamline, will be merged into Scotty's, which will become a wholly owned subsidiary of Streamline. Following the merger, Scotty's will operate under the name Streamline and will continue to provide unattended home delivery of groceries and related products to customers in the Chicago area.

DIRECTORS

    In accordance with the merger agreement, at the effective time of the merger, Timothy A. DeMello, the sole director of Streamsub, Inc., shall become the sole director of Scotty's. The merger itself will not result in a change in the composition of the Streamline board. However, immediately following the merger, Chris Sang, the current Chief Operating Officer and Chief Financial Officer of Scotty's, will be appointed to fill an existing vacancy in Streamline's board of directors.

OFFICERS

    Upon the closing of the merger, Scott DeGraeve, President of Scotty's, will become Streamline's Vice President--General Manager of Chicago Market.

    Additionally, under an employment agreement that will take effect upon the closing of the merger, Chris Sang will continue to be an officer of Scotty's. Mr. Sang will oversee the establishment of Scotty's new facility, which is currently under development, until April 1, 2000 or the date on which he determines that specified operational objectives have been achieved, whichever is later. Upon satisfaction of these objectives, Mr. Sang will be granted an option to purchase 50,000 shares of Streamline common stock at $6.875 per share, the closing price of Streamline common stock on the date preceding the announcement of the proposed merger. The option will vest annually over three years, but will become fully exercisable at the expiration of the term of Mr. Sang's employment under the agreement. This option is in addition to Mr. Sang's existing option for 180,000 shares of Scotty's common stock, which will become an option for approximately 72,000 shares of Streamline common stock as a result of the merger.

    Under the employment agreement, Mr. Sang will receive an annual base salary of $150,000, a $50,000 bonus to be paid in January 2000 and an additional $50,000 annual bonus to be paid on a pro rata basis with respect to the portion of 2000 during which Mr. Sang is employed by Scotty's. Mr. Sang is also entitled to participate in welfare and fringe benefit plans offered by Streamline. If Streamline terminates Mr. Sang's employment without cause, if he resigns for good reason or if his term of employment expires, Streamline will pay Mr. Sang severance in the amount of $200,000.

                            STREAMLINE AND SCOTTY'S
               UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

    The unaudited pro forma combining statements of operations combine Streamline's and Scotty's historical consolidated statements of operations for each of the three years in the period ended December 31, 1998 giving effect to the merger on a pooling of interests basis as if it had occurred at the beginning of each period presented. The unaudited pro forma combining balance sheet combines Streamline's historical consolidated balance sheet as of October 2, 1999 with Scotty's historical balance sheet as of September 30, 1999, giving effect to the merger as if it had occurred on October 2, 1999. The historical financial information of Streamline has been derived from the audited consolidated financial statements for each of the three years in the period ended December 31, 1998 which are all included elsewhere herein and should be read in conjunction with such financial statements and the notes thereto. The historical financial information of Scotty's has been derived from the audited financial statements for each of the two years in the period ended December 31, 1998, which are included elsewhere herein and should be read in conjunction with such financial statements and notes thereto. The historical financial information of Scotty's has been derived from unaudited financial statements for the year ended December 31, 1996, which are included elsewhere herein and should be read in conjunction with such financial statements and notes thereto. The pro forma information is not necessarily indicative of the combined consolidated operating results or financial position that would have occurred had the merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of future combined operating results or financial position.

                            STREAMLINE AND SCOTTY'S

                              UNAUDITED PRO FORMA

                            COMBINING BALANCE SHEETS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    OCTOBER 2, 1999
                                                     ----------------------------------------------
                                                                              PRO FORMA
                                                     STREAMLINE   SCOTTY'S   ADJUSTMENTS   COMBINED
                      ASSETS                         ----------   --------   -----------   --------
Current assets:
  Cash, cash equivalents and marketable
    securities.....................................    $43,021    $  1,023                 $ 44,044
  Accounts receivable..............................        357          49                      406
  Inventory........................................        737         385                    1,122
  Prepaid expenses and other current assets........        731         144                      875
                                                       -------    --------                 --------
    Total current assets...........................     44,846       1,601                   46,447
  Property and equipment, net......................      7,210       2,032                    9,242
  Purchased and capitalized software, net..........      2,836       1,133                    3,969
  Goodwill, net of accumulated amortization........        811          88                      899
  Other assets, net................................        412       4,141                    4,553
                                                       -------    --------                 --------
    Total assets...................................    $56,115    $  8,995                 $ 65,110
                                                       =======    ========                 ========
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Capital lease obligations........................        369         277                      646
  Accounts payable.................................      2,582         130                    2,712
  Accrued expenses.................................      1,279       1,080                    2,359
  Notes payable....................................         --       2,926                    2,926
                                                       -------    --------                 --------
    Total current liabilities......................      4,230       4,413                    8,643
                                                       -------    --------                 --------
Long-term portion of capital lease obligations.....        752       1,077                    1,829
                                                       -------    --------                 --------
Stockholders' equity:
  Common stock.....................................        184       4,798     $(4,761)(a)      221
  Preferred stock..................................         --       9,789      (9,296)(a)       --
                                                                                  (493)(b)
  Additional paid-in capital.......................     87,278         402      14,057(a)   101,737
  Treasury stock...................................       (238)         --          --         (238)
  Accumulated deficit..............................    (36,091)    (11,484)        493(b)   (47,082)
                                                       -------    --------     -------     --------
    Total stockholders' equity.....................     51,133       3,505          --       54,638
                                                       -------    --------     -------     --------
      Total liabilities and stockholders' equity...    $56,115    $  8,995     $    --     $ 65,110
                                                       =======    ========     =======     ========

  See accompanying notes to unaudited pro forma combined financial statements.

                            STREAMLINE AND SCOTTY'S

                         UNAUDITED PRO FORMA COMBINING

                            STATEMENTS OF OPERATIONS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                 YEAR ENDED DECEMBER 31, 1996
                                                              ----------------------------------
                                                              STREAMLINE   SCOTTY'S    COMBINED
                                                              ----------   ---------   ---------
Revenue:
  Product and service revenue, net..........................  $     391    $   2,496   $   2,887
  Subscription fees.........................................         20           72          92
  Advertising, research and marketing fees..................        511           --         511
                                                              ---------    ---------   ---------
    Total revenue...........................................        922        2,568       3,490

Operating expenses:
  Cost of revenue...........................................        391        1,930       2,321
  Fulfillment center operations.............................        916        1,048       1,964
  Sales and marketing.......................................        441          158         599
  Technology systems and development........................         78           63         141
  General and administrative................................        985          110       1,095
                                                              ---------    ---------   ---------
    Total operating expenses................................      2,811        3,309       6,120
                                                              ---------    ---------   ---------
Loss from operations........................................     (1,889)        (741)     (2,630)

Other income (expense):
  Interest income...........................................         74           11          85
  Interest expense..........................................        (31)          (3)        (34)
                                                              ---------    ---------   ---------
    Total other income (expense), net.......................         43            8          51

Net loss....................................................     (1,846)        (733)     (2,579)

Dividends on preferred stock................................        203           --         203
                                                              ---------    ---------   ---------
Net loss attributable to common stockholders................  $  (2,049)   $    (733)  $  (2,782)
                                                              =========    =========   =========
Basic and diluted net loss per common share.................  $   (0.62)   $   (0.26)  $   (0.63)

Shares used in computing basic and diluted net loss.........  3,284,625    2,832,493   4,417,622

  See accompanying notes to unaudited pro forma combined financial statements.

                            STREAMLINE AND SCOTTY'S

                         UNAUDITED PRO FORMA COMBINING

                            STATEMENTS OF OPERATIONS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                 YEAR ENDED DECEMBER 31, 1997
                                                              ----------------------------------
                                                              STREAMLINE   SCOTTY'S    COMBINED
                                                              ----------   ---------   ---------
Revenue:
  Product and service revenue, net..........................  $   1,815    $   3,767   $   5,582
  Subscription fees.........................................         98          113         211
  Advertising, research and marketing fees..................        721           --         721
                                                              ---------    ---------   ---------
    Total revenue...........................................      2,634        3,880       6,514

Operating expenses:
  Cost of revenue...........................................      2,098        2,855       4,953
  Fulfillment center operations.............................      2,769        1,382       4,151
  Sales and marketing.......................................      1,428          323       1,751
  Technology systems and development........................      1,673          293       1,966
  General and administrative................................      3,166          951       4,117
                                                              ---------    ---------   ---------
    Total operating expenses................................     11,134        5,804      16,938
                                                              ---------    ---------   ---------
Loss from operations........................................     (8,500)      (1,924)    (10,424)

Other income (expense):
  Interest income...........................................         58            4          62
  Interest expense..........................................        (50)         (20)        (70)
  Other.....................................................        (87)          --         (87)
                                                              ---------    ---------   ---------
    Total other income (expense), net.......................        (79)         (16)        (95)
                                                              ---------    ---------   ---------
Loss before minority interest...............................     (8,579)      (1,940)    (10,519)

Minority interest in net loss of consolidated subsidiary....        265           --         265
                                                              ---------    ---------   ---------
Net loss....................................................  $  (8,314)   $  (1,940)  $ (10,254)
                                                              =========    =========   =========
Dividends on preferred stock................................        157           --         157
                                                              ---------    ---------   ---------
Net loss attributable to common stockholders................  $  (8,471)   $  (1,940)  $ (10,411)
                                                              =========    =========   =========
Basic and diluted net loss per common share.................  $   (2.47)   $   (0.50)  $   (2.10)

Shares used in computing basic and diluted net loss.........  3,424,035    3,860,285   4,968,149

  See accompanying notes to unaudited pro forma combined financial statements

                            STREAMLINE AND SCOTTY'S

                         UNAUDITED PRO FORMA COMBINING

                            STATEMENTS OF OPERATIONS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1998
                                                   ------------------------------------------------
                                                                             PRO FORMA
                                                   STREAMLINE   SCOTTY'S    ADJUSTMENTS   COMBINED
                                                   ----------   ---------   -----------   ---------
Revenue:
  Product and service revenue, net...............  $   6,026    $   5,430                 $  11,456
  Subscription fees..............................        391          152                       543
  Advertising, research and marketing fees.......        529           --                       529
                                                   ---------    ---------                 ---------
    Total revenue................................      6,946        5,582                    12,528

Operating expenses:
  Cost of revenue................................      4,992        3,973                     8,965
  Fulfillment center operations..................      4,013        2,324                     6,337
  Sales and marketing............................      1,479          700                     2,179
  Technology systems and development.............      3,002          498                     3,500
  General and administrative.....................      3,897        1,763                     5,660
                                                   ---------    ---------                 ---------
    Total operating expenses.....................     17,383        9,258                    26,641
                                                   ---------    ---------                 ---------
Loss from operations.............................    (10,437)      (3,676)                  (14,113)
Other income (expense):
  Interest income................................        240           89                       329
  Interest expense...............................       (569)         (57)                     (626)
  Other..........................................         (1)           2                         1
                                                   ---------    ---------                 ---------
    Total other income (expense), net............       (330)          34                      (296)

Loss before minority interest and extraordinary
  item...........................................    (10,767)      (3,642)                  (14,409)
Minority interest in net loss of consolidated
  subsidiary.....................................        138           --                       138
                                                   ---------    ---------                 ---------
Loss before extraordinary item...................    (10,629)      (3,642)                  (14,271)
Extraordinary item -- loss on early redemption of
  debt...........................................        744           --                       744
                                                   ---------    ---------                 ---------
Net loss.........................................  $ (11,373)   $  (3,642)                $ (15,015)
                                                   =========    =========                 =========
Dividends on preferred stock.....................        329          118      $(118)(b)        329
                                                   ---------    ---------                 ---------
Net loss attributable to common stockholders.....  $ (11,702)   $  (3,760)                $ (15,344)
                                                   =========    =========                 =========
Basic and diluted net loss per common share......  $   (3.32)   $   (0.77)                $   (2.63)

Shares used in computing basic and diluted net
  loss...........................................  3,522,458    4,895,264                 5,837,558(a)

  See accompanying notes to unaudited pro forma combined financial statements.

                            STREAMLINE AND SCOTTY'S

                         UNAUDITED PRO FORMA COMBINING

                            STATEMENTS OF OPERATIONS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                              NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                              ------------------------------------
                                                              STREAMLINE    SCOTTY'S     COMBINED
                                                              ----------   ----------   ----------
Revenue:
  Product and service revenue, net..........................  $   3,882    $   3,825    $   7,707
  Subscription fees.........................................        276          108          384
  Advertising, research and marketing fees..................        370           --          370
                                                              ---------    ---------    ---------
    Total revenue...........................................      4,528        3,933        8,461

Operating expenses:
  Cost of revenue...........................................      3,266        2,832        6,098
  Fulfillment center operations.............................      2,901        1,297        4,198
  Sales and marketing.......................................        989          515        1,504
  Technology systems and development........................      1,937          302        2,239
  General and administrative................................      2,798        1,047        3,845
                                                              ---------    ---------    ---------
    Total operating expenses................................     11,891        5,993       17,884
                                                              ---------    ---------    ---------
Loss from operations........................................     (7,363)      (2,060)      (9,423)

Other income (expense):
  Interest income...........................................         83            7           90
  Interest expense..........................................       (537)         (52)        (589)
  Other.....................................................         --            1            1
                                                              ---------    ---------    ---------
    Total other income (expense), net.......................       (454)          44         (498)

Loss before minority interest and extraordinary item........     (7,817)      (2,104)      (9,921)
Minority interest in net loss of consolidated subsidiary....        138           --          138
                                                              ---------    ---------    ---------
Loss before extraordinary item..............................     (7,679)      (2,104)      (9,783)
Extraordinary item -- loss on early redemption of debt......        744           --          744
                                                              ---------    ---------    ---------
Net loss....................................................  $  (8,423)   $  (2,104)   $ (10,527)
                                                              =========    =========    =========
Dividends on preferred stock................................         41           --           41
                                                              ---------    ---------    ---------
Net loss attributable to common stockholders................  $  (8,464)   $  (2,104)   $ (10,568)
                                                              =========    =========    =========

Basic and diluted net loss per common share.................  $   (2.42)   $   (0.45)   $   (1.96)
Shares used in computing basic and diluted net loss.........  3,497,875    4,712,891    5,383,031

  See accompanying notes to unaudited pro forma combined financial statements.

                            STREAMLINE AND SCOTTY'S

                         UNAUDITED PRO FORMA COMBINING

                            STATEMENTS OF OPERATIONS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   NINE MONTHS ENDED
                                                -------------------------------------------------------
                                                OCTOBER 2,    SEPTEMBER 30,
                                                   1999            1999         PRO FORMA
                                                STREAMLINE       SCOTTY'S      ADJUSTMENTS    COMBINED
                                                -----------   --------------   -----------   ----------
Revenue:
  Product and service revenue, net............   $   8,694       $   5,212                   $   13,906
  Subscription fees...........................         693             116                          809
  Advertising, research and marketing fees....         855              --                          855
                                                 ---------       ---------                   ----------
    Total revenue.............................      10,242           5,328                       15,570

Operating expenses:
  Cost of revenue.............................       7,016           3,655                       10,671
  Fulfillment center operations...............       5,978           1,781                        7,759
  Sales and marketing.........................       2,595           1,502                        4,097
  Technology systems and development..........       2,808             491                        3,299
  General and administrative..................       5,066           2,424                        7,490
                                                 ---------       ---------                   ----------
    Total operating expenses..................      23,463           9,853                       33,316
                                                 ---------       ---------                   ----------
Loss from operations..........................     (13,221)         (4,525)                     (17,746)
Other income (expense):

Interest income...............................         731             147                          878
Interest expense..............................        (149)            (84)                        (233)
Other.........................................          --               3                            3
                                                 ---------       ---------                   ----------
    Total other income (expense), net.........         582              66                          648
                                                 ---------       ---------                   ----------
Net loss......................................   $ (12,639)      $  (4,459)                  $  (17,098)
                                                 =========       =========                   ==========
Dividends on preferred stock..................         549             375        $(375)(b)         549
                                                 ---------       ---------                   ----------
Net loss attributable to common
  stockholders................................   $ (13,188)      $  (4,834)                  $  (17,647)
                                                 =========       =========                   ==========
Basic and diluted net loss per common share...   $   (1.39)      $   (0.89)                  $    (1.34)

Shares used in computing basic and diluted net
  loss........................................   9,493,994       5,442,384                   13,186,099(a)

  See accompanying notes to unaudited pro forma combined financial statements.

                            STREAMLINE AND SCOTTY'S

                     NOTES TO UNAUDITED PRO FORMA COMBINING

                              FINANCIAL STATEMENTS

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. The unaudited pro forma combined financial statements of Streamline and Scotty's give retroactive effect to the merger, which is being accounted for as a pooling of interests. As a result, such statements are presented as if the combining companies had been combined for all periods presented, and reflect the following adjustments:

        (a) to reflect the assumed issuance of Streamline common stock in exchange for Scotty's common stock outstanding and Scotty's preferred stock which was assumed to be converted to common stock when issued.

        (b) to reverse previously accrued dividends on preferred stock for all applicable periods, as dividends are cancelled pursuant to the Company's Articles of Incorporation, in connection with the merger.

2. The pro forma combined net income per share is based on the combined weighted average number of common stock and dilutive common stock equivalents of Streamline common stock and Scotty's common stock for each period. This is based on the Exchange Ratio of 0.40 shares of Streamline common stock for each share of Scotty's common stock as described in the Merger Agreement.

3. The unaudited pro forma combined financial statements combine Streamline's financial statements for the nine months ended October 2, 1999 and September 30, 1998 and the fiscal years ended December 31, 1998, 1997 and 1996 with Scotty's financial statements for the nine months ended September 30, 1999 and 1998 and the fiscal years ended December 31, 1998, 1997 and 1996, respectively.

4. The unaudited pro forma combined financial statements do not include adjustments to conform the accounting policies of Scotty's to those followed by Streamline. The nature and extent of such adjustments, if any, will be based upon further analysis.

5. Streamline and Scotty's estimate they will incur merger-related costs of approximately $1.25 million. Such merger-related expenses include regulatory filing costs, legal and accounting expenses and other transaction costs. The costs have not been reflected as pro forma adjustments in the pro forma combined financial statements. These amounts are preliminary estimates and subject to change. Moreover, additional unanticipated expenses may be incurred in connection with the integration of the business of the two companies.

6. Certain financial statement balances of Scotty's have been reclassified to conform with the Streamline financial statement presentation.

                      PRINCIPAL SHAREHOLDERS OF STREAMLINE

    The following table sets forth certain information regarding beneficial ownership of Streamline's common stock as of November 26, 1999, as adjusted to reflect the issuance of shares in connection with the merger, by (a) each person known by Streamline to own beneficially more than 5% of Streamline's common stock, (b) each of Streamline's directors and each of current executive officers whose compensation exceeded $100,000 in 1998, (c) all current executive officers and directors of Streamline as a group.

    Unless otherwise indicated, each person named in the table has sole voting power and investment power or shares such power with respect to all shares listed as owned by such person. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. The number of shares of Streamline common stock outstanding used in calculating the percentage for each listed person includes any shares the person has the right to acquire within 60 days of November 26, 1999.

                                                   BEFORE THE MERGER                         AFTER THE MERGER
                                        ---------------------------------------   ---------------------------------------
                                            NO. SHARES                                NO. SHARES
                                           BENEFICIALLY          PERCENTAGE          BENEFICIALLY          PERCENTAGE
NAME                                         OWNED(1)        BENEFICIALLY OWNED        OWNED(2)        BENEFICIALLY OWNED
----                                    ------------------   ------------------   ------------------   ------------------
Nordstrom, Inc. (3)...................           5,932,643               32.3%             7,603,967               34.2%
J. Daniel Nordstrom
1617 Sixth Avenue
Seattle, WA 98101

Reliance Insurance Company(4).........           2,597,615               14.1%             2,597,615               11.8%
John P. Fitzsimons
55 East 52(nd) Street
New York, NY 10055

Timothy A. DeMello (5)................           1,849,310               10.1%             1,849,310                8.4%
Streamline.com, Inc.
27 Dartmouth Street
Westwood, MA 02090

Faith B. Popcorn (6)..................              56,250          *                         56,250          *

Mark A. Cohn (7)......................              55,000          *                         55,000          *

Thomas O. Jones (8)...................             150,000          *                        150,000          *

Mary E. Wadlinger (9).................              50,834          *                         50,834          *

All current executive officers and
  directors as a group
  (12 persons)(11)....................          10,756,651               58.5%            12,427,975               56.2%

------------------------

*   Less than 1%

(1) There were 18,373,796 shares of Streamline common stock outstanding as of November 26, 1999.

(2) Assumes the issuance of 3,725,365 shares of Streamline common stock to holders of outstanding shares of Scotty's common stock and preferred stock in connection with the merger.

(3) Consists entirely of 2,597,615 shares beneficially owned by Nordstrom, Inc. The number of shares held after the merger also includes up to 1,515,151 shares to be issued upon the exchange of shares of Scotty's preferred stock owned by Nordstrom, Inc. and up to 156,172 shares that will be issuable upon the exercise of a presently exercisable warrant to acquire shares of Scotty's common stock owned by Nordstrom, Inc. Mr. Nordstrom, a director of Streamline, is Co-President of Nordtrom, Inc. Although Mr. Nordstrom may be deemed to be a beneficial owner of such shares, he disclaims all such beneficial ownership except to the extent of his financial interest therein.

(4) Consists entirely of shares beneficially owned by Reliance Insurance Company. Mr. Fitzsimons, a director of Streamline, is Senior Vice President, Director of Equities of Reliance. Although Mr. Fitzsimons may be deemed to be a beneficial owner of such shares, he disclaims all such beneficial ownership except to the extent of his financial interest therein.

(5) Includes an aggregate of 10,000 shares held in custody for Mr. DeMello's children and an aggregate of 200,000 shares held in trusts with respect to which Mr. DeMello or his children have a beneficial interest. Mr. DeMello disclaims beneficial ownership of such shares except to the extent of his financial interest therein.

(6) Includes 12,500 shares issuable upon the exercise of options exercisable within 60 days of November 26, 1999, and 50,000 shares issuable upon the exercise of a presently exercisable warrant held by BrainReserve, Inc., of which Ms. Popcorn is the founder and Chief Executive Officer. Ms. Popcorn disclaims beneficial ownership of the shares beneficially owned by BrainReserve except to the extent of her financial interest therein.

(7) Includes 12,500 shares issuable upon the exercise of options exercisable within 60 days of November 26, 1999.

(8) Consists entirely of shares issuable upon the exercise of a presently exercisable warrant held by Elm Square Technologies, Inc., of which Mr. Jones is the President. Mr. Jones disclaims beneficial ownership of such shares except to the extent of his financial interest therein.

(9) Consists entirely of shares issuable upon the exercise of options exercisable within 60 days of November 26, 1999.

(10) Consists of shares issuable upon the exercise of options exercisable within 60 days of November 26, 1999.

                              THE SPECIAL MEETING

GENERAL

    This proxy statement and private placement memorandum is being furnished to shareholders of Streamline in connection with the solicitation of proxies by Streamline's board of directors for use at the Streamline special meeting to be held on January 5, 2000, at 10:00 a.m. local time, at Streamline's principal offices at 27 Dartmouth Street, Westwood, MA 02090, and any adjournments or postponements of this Streamline special meeting.

MATTERS TO BE CONSIDERED

    At the Streamline special meeting, shareholders of record of Streamline as of the close of business on November 26, 1999 will be asked to consider and vote upon proposals

    - to approve the merger agreement and the merger

    - to approve an amendment to increase the number of shares issuable upon the exercise of stock options granted according to Streamline's 1993 Employee Option Plan from 2,500,000 to 3,000,000

    - to consider such other matters as may properly come before the Streamline special meeting or any adjournments or postponements of this Streamline special meeting.

RECORD DATE; VOTING AT THE STREAMLINE SPECIAL MEETING; VOTES REQUIRED

    Streamline's board of directors has fixed the close of business on November 26, 1999 as the record date for determining the shareholders of Streamline entitled to notice of and to vote at the Streamline special meeting. As of the record date, there were approximately 18,373,796 shares of Streamline common stock outstanding and entitled to vote, held by approximately 182 holders of record. Each record holder of Streamline common stock on the record date is entitled to one vote per share, exercisable in person or by properly executed proxy, on each matter properly submitted for a vote at the Streamline special meeting.

    The presence, in person or by properly executed proxy, of holders of a majority of the outstanding shares of Streamline common stock entitled to vote at the Streamline special meeting is necessary to constitute a quorum for the transaction of business at the meeting. The Streamline special meeting may be adjourned to obtain additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Streamline special meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting, except for any proxies that have properly been revoked or withdrawn prior to the reconvened Streamline special meeting, regardless of whether they may have been properly voted on the same or any other matter at a previous meeting.

    The approval of the merger agreement, the merger and the proposed amendment to the employee option plan will require the affirmative vote of the holders of not less than a majority of the shares of Streamline common stock represented, in person or by proxy, at the Streamline special meeting. Abstentions and failures to vote will have the practical effect of voting against the merger agreement and the merger since they represent fewer votes for approval and adoption. Broker nonvotes will have no effect on the voting.

    Streamline shareholders who own in the aggregate approximately 56.5% of the outstanding shares of Streamline common stock as of the record date have indicated that they plan to vote or direct the vote of all shares of Streamline common stock over which they have voting control in favor of the merger agreement and the proposed amendment to the employee option plan. Additionally, holders of approximately 98.5% of the outstanding shares of Scotty's common stock and 100% of the outstanding shares of Scotty's preferred stock have signed support/voting agreements in which they have offered to vote in favor of the merger.

    If the merger is consummated, holders of Scotty's common stock who have properly exercised dissenters' rights in connection with the merger under Sections 11.65 to 11.70 of the Illinois Business Corporation Act will have the right to receive the consideration determined to be due according to the laws of the State of Illinois.

PROXIES

    All shares of Streamline common stock that are entitled to vote and are represented at the Streamline special meeting by properly executed proxies received prior to the vote at the Streamline special meeting, and not duly and timely revoked, will be voted at the Streamline special meeting in accordance with the instructions indicated on the proxy. If no instructions are indicated, such proxies will be voted FOR approval of the merger agreement and FOR approval of the proposed amendment to the employee option plan.

    If any other matters are properly presented for consideration at the Streamline special meeting or any adjournments or postponements of the Streamline special meeting, including, among others, consideration of a motion to adjourn or postpone the Streamline special meeting to another time and/or place including an adjournment or postponement to solicit additional proxies, the persons named in the enclosed form of proxy and voting under the proxy will have discretion to vote on such matters in accordance with their best judgment.

    Any proxy given according to this solicitation may be revoked at any time before it is voted by:

    - filing with the secretary of Streamline, before the vote at the Streamline special meeting, a written notice of revocation bearing a later date than the proxy

    - duly executing a later dated proxy relating to the same shares and delivering it to the secretary of Streamline's before the vote at the Streamline special meeting or

    - attending the Streamline special meeting and voting in person, although attendance at the Streamline special meeting will not, in and of itself, constitute a proxy revocation.

    Any written notice of revocation or subsequent proxy should be sent so as to be delivered to

       Streamline.com, Inc.
       27 Dartmouth Street
       Westwood, MA 02090
       Attention: Secretary

or hand-delivered to the Secretary of Streamline at or before the vote at the Streamline special meeting.

SOLICITATION OF PROXIES

    All expenses of this solicitation will be borne by Streamline. In addition to solicitation by mail, directors, officers and employees of Streamline may solicit proxies personally or by telephone, facsimile or telegraph transmission, or other means of communication. Streamline's directors, officers and employees will not be compensated for proxy solicitation, but may be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such persons. Streamline will reimburse custodians, nominees and fiduciaries for reasonable expenses incurred in connection with forwarding the proxy solicitation materials.

                  PROPOSAL 1--APPROVAL OF THE MERGER AGREEMENT

                                   THE MERGER

GENERAL

    The discussion in this proxy statement and private placement memorandum of the merger and the description of the principal terms of the merger are subject to and qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement and private placement memorandum as Exhibit A and is incorporated herein by reference.

BACKGROUND OF THE MERGER

    The first contact between Scotty's and Streamline occurred on February 24, 1999, at a leadership conference hosted by Nordstrom, Inc. in Phoenix, Arizona. Nordstrom, Inc. is a shareholder of both Scotty's and Streamline. J. Daniel Nordstrom, a co-president of Nordstrom, Inc. and director of Streamline, Darren Jackson, Vice President of Strategic Planning of Nordstrom, Inc, and director of Scotty's, William C. Steinmetz, chief executive officer and chairman of the board of directors of Scotty's, and Timothy A. DeMello, chief executive officer and chairman of the board of Streamline met to discuss the consumer direct industry in general and the industry's trend toward consolidation. During this discussion the possibility of a future business combination was introduced.

    On March 12, 1999, Mr. Steinmetz placed a telephone call to Mr. DeMello to express Scotty's interest in exploring a potential business combination involving the two companies. Mr. DeMello and Mr. Steinmetz had several telephone conversations over the next few weeks discussing the feasibility of such a
business combination. On   , 1999, Mr. DeMello informed Mr. Steinmetz by
telephone that Streamline intended to focus on its initial public offering and that a business combination with Scotty's was not in the best interest of Streamline at that time.

    On June 18, 1999, Mr. Steinmetz placed a telephone call to Mr. DeMello to congratulate him on the completion of Streamline's initial public offering and to discuss developments within the consumer direct industry. Over the next several weeks, Mr. Steinmetz and Mr. DeMello discussed their general business philosophies and the long-term objectives for each of Scotty's and Streamline.

    On August 4, 1999, Mr. Patrick Pollard, a shareholder of Scotty's, advised Mr. DeMello by telephone that he was authorized by the Scotty's board of directors to explore and negotiate a merger with Streamline and invited
Mr. DeMello to Chicago to tour Scotty's distribution facility and meet with certain members of Scotty's board of directors and executive management team.

    On August 17, 1999, Mr. DeMello traveled to Chicago, toured the Scotty's distribution facility and met with Mr. Pollard, Scott DeGraeve, President of Scotty's, and Chris Sang, chief financial officer and chief operating officer of Scotty's. Mr. DeMello and these representatives of Scotty's discussed the potential benefits and possible structure of a business combination between Scotty's and Streamline.

    On August 26, 1999, Mr. Sang traveled to Streamline's headquarters in Massachusetts to tour Streamline's distribution facility, meet with certain members of Streamline's executive management team and to discuss with Mr. DeMello the benefits to be achieved by the integration of the companies.

    On August 26, 1999, Streamline executed a non-disclosure agreement for the benefit of Scotty's and began to gather Scotty's business, legal and accounting due diligence materials.

    In a series of telephone conversations from August 27, 1999 through September 1, 1999, Mr. DeMello and Mr. Pollard began discussing the valuation of their respective companies. Streamline is a publicly traded company and, therefore, a market valuation was readily available for Streamline common stock. Although a privately held company, Scotty's had recently undergone a valuation in connection with a proposed private equity financing transaction which was used as a starting point for valuation negotiations. As of result of these conversations, Mr. DeMello and Mr. Pollard reached a preliminarily understanding on the basic parameters of the proposed transaction.

    On September 2, 1999, at a previously scheduled telephonic board of directors meeting, Mr. DeMello discussed Streamline's opportunity to acquire Scotty. Mr. DeMello presented his analysis of the opportunity, the preliminary terms negotiated, including price and the disinterested directors authorized Mr. DeMello to continue the negotiations in accordance with the terms presented to them.

    On September 9, 1999, Mr. DeMello sent a first draft of a non-binding letter of intent to Mr. Pollard. Streamline and Scotty's negotiated the letter of intent over the course of the following week.

    On September 17, 1999, Streamline and Scotty's entered into a final letter of intent providing that Streamline would issue Scotty's shareholders, optionholders and warrantholders an aggregate of approximately 4.3 million shares of unregistered shares of Streamline common stock in exchange for 100% of the outstanding shares of Scotty's capital stock and upon the exercise of outstanding options and warrants to acquire Scotty's common stock. The letter of intent further stated that the transaction would be structured as a merger of a wholly owned subsidiary of Streamline into Scotty's, with Scotty's to survive the merger as a wholly owned subsidiary of Streamline. The companies also agreed, in addition to certain standard terms and conditions that:

    - the transaction must qualify as a tax-free reorganization and as a pooling of interests

    - for a 60-day period Scotty's would not solicit, negotiate or discuss any other merger or sale proposals with any third party

    - Scotty's would pay Streamline a $500,000 break up fee if it failed to enter into the acquisition if it took any of these prohibited actions

    - Streamline would register for resale the shares of Streamline common stock issued to Scotty's equityholders in the merger by filing a registration statement on Form S-3 or other appropriate form, no later than 9 months after the closing date of the merger

    - Mr. Sang would join the Streamline board of directors

    On September 17, 1999, Lauren Farrell, Vice President of Finance of Streamline, delivered a formal due diligence request list to Mr. Sang of Scotty's and thereafter Streamline began exchanging business, legal and accounting due diligence materials with Scotty's.

    On September 22, 1999, Mr. DeGraeve, Mr. Sang and Mr. Pollard traveled to Streamline's headquarters in Massachusetts to meet with Mr. DeMello, Ms. Farrell and other members of Streamline's management team. They executed a mutual non-disclosure agreement and discussed the similarities and differences between Streamline's and Scotty's business models. In addition, Bingham Dana LLP, outside counsel to Streamline, delivered to Vedder, Price, Kaufman & Kammholz, outside counsel to Scotty's, a draft of the proposed Agreement and Plan of Merger and Reorganization.

    Between September 23, 1999 and October 18, 1999, through a series of conference calls, primarily involving Mr. Sang and Mr. Pollard of Scotty's, Mr. DeMello and Ms. Farrell of Streamline, and their respective outside legal advisors and accountants, Streamline and Scotty's negotiated the terms of the merger agreement and related ancillary documents.

    On September 22, 1999, and on several subsequent occasions over the following weeks, a copy of the most recent version of the merger agreement was sent to the board of directors of Streamline. During this period, Mr. DeMello had telephone conversations with several directors for the purposes of discussing the potential merger with Scotty's. During these telephone conversations, the board members discussed with Mr. DeMello the commercial and strategic reasons for the proposed business combination, as well as potential risks relating to the proposal.

    By written consent dated as of October 12, 1999, Streamline's directors unanimously approved the terms of the merger agreement and related transactions and authorized Streamline's officers to take all necessary or desirable actions to effectuate the merger and these transactions.

    From October 8, 1999 to October 18, 1999, shareholders beneficially owning over 50% of the outstanding shares of Streamline common stock, over 95% of the outstanding shares of Scotty's common stock and 100% of the outstanding shares of Scotty's preferred stock delivered agreements indicating that they would vote to approve the merger.

    On October 18, 1999, Streamline and Scotty's signed the merger agreement. A press release announcing the execution of the agreement was issued the following morning.

STREAMLINE'S REASONS FOR THE MERGER

    Streamline's board of directors has determined that the merger is fair to, and in the best interests of, Streamline, and, accordingly, has approved the merger agreement. In reaching its determination, Streamline's board of directors consulted with Streamline's management and considered a number of factors, including the following:

    - Streamline's board of directors believes that the consumer home direct market as a whole is undergoing substantial changes, and that, in this environment, continued growth is vital to the success of the company.

    - Streamline's board of directors expects that, given the costs associated with opening a facility in a new region (including the costs of customer acquisition), the merger presents favorable means of entering into the Chicago market.

    - the combination of Streamline and Scotty's is expected to achieve cost savings through the consolidation and integration of certain operations that are currently duplicated within the two companies.

    - the acquisition of Scotty's is hoped to cause the public capital market to place a higher value on Streamline as it begins to execute its expansion plans.

    - the merger is expected to assist Streamline in establishing itself as a nationally recognized service and, thereby, enable Streamline to better compete against other consumer direct companies with greater financial resources.

    In the course of its deliberations, Streamline's board of directors reviewed and considered the following additional factors, each of which it determined were favorable to the merger:

    - the terms and conditions of the merger agreement, including the amount and form of the merger consideration set forth in the merger agreement

    - the compatibility of the business strategies of Streamline and Scotty's. Streamline's board of directors did not assign any specific or relative weights when considering the foregoing factors.

SCOTTY'S REASONS FOR THE MERGER

    The terms of the merger are the result of extensive arm's length negotiation between representatives of Scotty's and Streamline. The Scotty's board has evaluated the financial, legal and market conditions bearing on the decision to recommend the merger. In reaching its conclusion to unanimously approve the merger agreement and the transactions contemplated thereby, the Scotty's board consulted with management and considered a number of factors, including the following:

    - the opportunity to provide Scotty's shareholders with liquidity and comparable returns on their investment with less risk than if Scotty's were to continue operations solely in the Chicago market

    - the improved ability of the merged company to attract investment capital

    - the ability to participate in the national roll-out of the combined companies' business model

    - the improved ability of the merged company to attract and retain high caliber employees in a highly competitive industry

    - the financial and other significant terms and provisions of the merger agreement

    - information concerning the business, operations, asset quality and prospects of Streamline

    - the likelihood of a successful completion of the merger

    - the compatibility of the respective business and management philosophies of Scotty's and Streamline

    The Scotty's board of directors also considered a number of potentially negative factors in its deliberations concerning the merger, including but not limited to:

    - the risk that the potential benefits of the merger are not realized

    - the potential difficulties of integrating the operations of Scotty's and Streamline

    - the direct expense of the merger

    In reaching its determination to accept the merger agreement, the Scotty's board did not assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors. The importance of these factors relative to one another cannot precisely be determined or stated herein and there can be no assurance that the expected results or benefits of the proposed merger will actually occur. Although there can be no assurance, the Scotty's board also believes that the merger will provide Scotty's shareholders with increased value for their stock.

RECOMMENDATION OF THE STREAMLINE BOARD

    Streamline's board of directors recommends that the shareholders vote "FOR" approval of the merger agreement. The affirmative vote of the holders of a majority of the shares of Streamline common stock represented in person or by proxy at the Streamline special meeting is required for approval of the merger agreement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following summary describes the material federal income tax consequences of the merger to Scotty's, Streamline and holders of Scotty's common and preferred stock who are citizens or residents of the United States. It does not discuss all the tax consequences that may be relevant to Scotty's shareholders in special tax situations, such as insurance companies, financial institutions, dealers in securities, tax-exempt organizations or non-U.S. persons, or to Scotty's shareholders who acquired their shares of Scotty's stock pursuant to the exercise of employee stock options or warrants, or otherwise as compensation. The summary also does not discuss tax consequences that may be relevant to the holders of Scotty's preferred stock upon conversion thereof into Scotty's common stock prior to the merger or to holders of outstanding Scotty's warrants or stock options.

    Neither Streamline nor Scotty's has requested a ruling from the Internal Revenue Service with regard to any of the federal income tax consequences of the merger, and the opinion of counsel to Scotty's as to the federal income tax consequences of the merger set forth in the next paragraph will not be binding on the IRS.

    Vedder, Price, Kaufman & Kammholz, outside counsel to Scotty's, is of the opinion that, under present federal income tax law, and based on

    - the receipt, prior to the effective time of the merger, of certain representations of Streamline, Scotty's and certain significant shareholders of Scotty's, in form and substance satisfactory to Vedder, Price, Kaufman & Kammholz

    - the assumption that the merger will qualify as a merger under applicable state law

    - the assumption that the merger and related transactions will take place as described in the merger agreement

    - the assumption that Scotty's shareholders owning no more than 20% of the shares of Scotty's outstanding common stock (for this purpose holders of Scotty's preferred stock will be treated as if they converted their preferred shares into Scotty's common stock) perfect dissenter's rights under Illinois law relating to the merger will constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Under the merger agreement, neither Scotty's nor Streamline is obligated to consummate the merger unless an opinion to this effect is delivered to Scotty's or both parties waive this condition prior to the effective time of the merger.

    Under the reorganization provisions of the Internal Revenue Code, no gain or loss will be recognized by Scotty's shareholders upon the conversion of their shares of Scotty's common or preferred stock into shares of Streamline common stock pursuant to the terms of the merger, except to the extent cash is received in lieu of fractional shares. The tax basis of the shares of Streamline common stock received by Scotty's shareholders in connection with the merger, including any fractional shares of Streamline common stock deemed received, will be the same as the tax basis of the shares of Scotty's stock converted into such shares of Streamline common stock. The holding period for shares of Streamline common stock received by Scotty's stockholders through conversion pursuant to the merger will include the period that the shares of Scotty's stock were held by the holder, provided such shares of Scotty's stock were held as a capital asset by the holder at the time of the exchange. In addition, neither Streamline nor Scotty's will recognize any taxable gain or loss as a result of the merger.

    Any Scotty's shareholder who receives cash in lieu of a fractional share of Streamline common stock will be treated for federal income tax purposes as if the cash was received in payment for a fractional share, and the Scotty's shareholder will therefore recognize gain or loss equal to the difference between the cash received and the shareholder's tax basis in the fractional share. If the Scotty's stock was held as a capital asset, the gain or loss will be capital gain or loss if the payment is considered substantially disproportionate or not essentially equivalent to a dividend under
Section 302(b) of the Internal Revenue Code.

    A dissenting Scotty's shareholder who receives cash pursuant to the exercise of dissenter's rights will be treated as having had the Scotty's stock redeemed in exchange for cash. Generally, such a dissenting shareholder will recognize gain or loss measured by the difference between the amount of cash received and the tax basis of the shares of Scotty's stock redeemed. If the Scotty's stock was held as a capital asset at the time of the exchange, such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the stock was held for more than one year as of the effective time of the merger. However, any dissenting shareholder that constructively owns shares of Scotty's stock that are exchanged for Streamline common stock in the merger or actually or constructively owns

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Streamline common stock after the merger may, in certain circumstances, be required to treat the cash received as dividend income if the receipt of cash by such dissenting shareholder has the effect of a dividend distribution. Whether the receipt of cash has the effect of a dividend distribution would depend upon the dissenting shareholder's particular circumstances. Dissenting Scotty's shareholders are urged to consult their tax advisors regarding the tax treatment of any payments they may receive as a result of the exercise of their dissenter's rights. Payments of accrued but unpaid dividends, if any, on Scotty's preferred stock will be treated as ordinary income.

    THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE INTERNAL REVENUE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS UNDER THE INTERNAL REVENUE CODE AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS, ALL OF WHICH ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. WE HAVE PROVIDED NO INFORMATION WITH RESPECT TO THE TAX CONSEQUENCES, IF ANY, OF THE MERGER UNDER APPLICABLE FOREIGN, STATE AND LOCAL LAWS. SCOTTY'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE POSSIBLE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

INTEREST OF CERTAIN PERSONS IN THE MERGER

    Nordstrom, Inc. beneficially owns 43.1% of the outstanding capital stock of Scotty's, assuming the conversion of Scotty's preferred stock and the exercise of a warrant, and 32.3% of Streamline's outstanding common stock. J. Daniel Nordstrom, co-president of Nordstrom, Inc., is a director of Streamline and Darren Jackson, Vice President of Strategic Planning of Nordstrom, Inc., is a director of Scotty's. Accordingly, Nordstrom, Inc. has interests in the merger that are in addition to the interests of Streamline shareholders generally. The board of directors of each of Streamline and Scotty's was aware of these interests, and considered them, among other matters, when approving the merger agreement. Scotty's shareholders should also be aware that Streamline has agreed to take steps to maintain directors and officers liability insurance for Scotty's current directors and officers for a period of at least two years from the closing of the merger.

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                   CERTAIN PROVISIONS OF THE MERGER AGREEMENT

    The following is a summary of the material provisions of the merger agreement not summarized elsewhere in this proxy statement and private placement memorandum. The merger agreement is attached as Exhibit A to this proxy statement and private placement memorandum and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the merger agreement.

EFFECTIVE TIME

    It is presently contemplated that the merger will be completed as soon as practicable after approval of the merger agreement by Streamline's shareholders and Scotty's shareholders. Subject to the rights of the respective directors of Streamline and Scotty's to terminate the merger agreement and abandon the merger (as discussed below) as soon as practicable after satisfaction and adoption or waiver of all of the conditions to the merger, Streamline and Scotty's will file articles of merger and a certificate of merger with the Secretary of State of the State of Illinois and the Secretary of State of the State of Delaware, respectively. The effective time of the merger will be the time these filings are made and recorded.

EFFECTS OF THE MERGER

    If the merger is approved and effected, then as of the effective time:

    MERGER OF STREAMSUB, INC. INTO SCOTTY'S; SURVIVING
CORPORATION. Streamsub, Inc., a wholly owned subsidiary of Streamline, will be merged into Scotty's and will cease to exist as a separate entity. Scotty's will continue to exist as an Illinois corporation, which will be a wholly owned subsidiary of Streamline.

    CONVERSION OF SCOTTY'S COMMON STOCK. Each share of Scotty's common stock issued and outstanding immediately prior to the effective time of the merger, other than shares held directly or indirectly by shareholders of Scotty's who duly exercise their dissenters' rights of appraisal, will automatically be converted into and become 0.4000 shares of Streamline common stock, subject to adjustment as described below. Each share of Scotty's preferred stock issued and outstanding immediately prior to the effective time, if not previously converted into shares of Scotty's common stock, other than shares held directly or indirectly by shareholders of Scotty's who duly exercise their appraisal rights, will automatically be converted into the number of shares of Streamline common stock that would be issued to such shares of preferred stock had such shares of preferred stock been converted into shares of Scotty's common stock immediately prior to the effective time. As of November 26, 1999, there were approximately 9,313,413 outstanding shares of Scotty's common stock, assuming the conversion of Scotty's preferred stock. Irrespective of the number of shares of capital stock of Scotty's issued and outstanding immediately prior to the effective time and the number of any outstanding options, warrants or other rights to purchase shares of the capital stock of Scotty's immediately prior to the effective time and of the number of any outstanding securities exchangeable for or convertible into shares of the capital stock of Scotty's immediately prior to the effective time, Streamline shall be obligated to issue no more than an aggregate of up to approximately 4,330,000 shares of Streamline common stock, this number of shares being subject to reduction to account for the exercise by any Scotty's shareholder of statutory dissenters' rights of appraisal, in connection with the merger. Each share of Scotty's common stock or preferred stock held by a shareholder who duly exercises the appraisal rights referred to above will be converted into the right to receive the fair value of such share, determined according to Sections 11.65 to 11.70 of the Illinois Business Corporation Act.

    SCOTTY'S STOCK OPTIONS/WARRANTS. As of November 26, 1999, Scotty's had outstanding stock options to purchase an aggregate of 777,240 shares of Scotty's common stock at exercise prices of $0.55 to $5.50 per share, and warrants to purchase an aggregate of 730,430 shares of Scotty's common stock at

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exercise prices of $1.30 to $3.50 per share. Effective immediately prior to but conditioned upon the merger, all outstanding options and warrants to purchase Scotty's common stock, will become exercisable for the number of shares of Streamline common stock that would be issued by operation of the merger if the options and warrants were exercised immediately prior to the effective time, and the exercise prices will be increased by dividing the exercise prices by the exchange ratio.

EXCHANGE OF STOCK CERTIFICATES

    At the effective time of the merger, stock certificates formerly representing shares of Scotty's common stock will cease to represent such shares and after the effective time of the merger will represent the shares of Streamline common stock into which they have been converted according to the merger agreement, except in the case of Scotty's shareholders who duly exercise the appraisal rights referred to above, whose stock certificates will represent their rights to receive the fair value of their shares. Scotty's stock certificates will be exchangeable for new certificates as follows.

    The First National Bank of Boston, transfer agent for Streamline, will act as exchange agent for the exchange of Scotty's stock certificates for Streamline stock certificates. As promptly as is practicable following the effective time of the merger, the exchange agent will mail to each record holder of shares of Scotty's common stock and preferred stock instructions and transmittal materials for exchanging such holder's Scotty's stock certificates for new certificates representing the shares of Streamline common stock into which such holder's shares of Scotty's common stock have been converted. SCOTTY'S SHAREHOLDERS ARE REQUESTED NOT TO SURRENDER THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE SUCH TRANSMITTAL MATERIALS FROM THE PAYING AND EXCHANGE AGENT. Upon surrender of a Scotty's stock certificate to the exchange agent, the exchange agent will promptly cancel the Scotty's stock certificate and deliver in exchange for it a new certificate representing that number of whole shares of Streamline common stock into which the shares of Scotty's common stock formerly represented by such certificate have been converted according to the merger less the escrow, except that no shares issued to Scotty's shareholders who have not become parties to the merger agreement will be placed in escrow. Until so surrendered, each Scotty's stock certificate, other than those held by former Scotty's shareholders who duly exercise their appraisal rights referred to above, will represent for all purposes the shares of Streamline common stock into which the shares of Scotty's common stock formerly represented by such certificate have been converted according to the merger.

    At the effective time, the stock transfer books of Scotty's will be closed and no transfers of Scotty's common stock shall be made on those books after such time. If, after the effective time, Scotty's stock certificates are presented to Scotty's for transfer, they will be canceled and exchanged for Streamline stock certificates representing the shares of Streamline common stock deliverable in exchange therefor as described above.

FRACTIONAL SHARES

    No scrip or fractional shares of Streamline common stock will be issued upon conversion of any shares of Scotty's common stock. There shall be paid to each former Scotty's shareholder who would otherwise have been entitled to a fractional share of Streamline common stock, a cash payment, without interest, instead of such fractional interest determined by valuing Streamline common stock at its average closing prices reported on the Nasdaq National Market for the ten (10) trading days ending two (2) trading days before the effective time of the merger.

PURCHASE PRICE ADJUSTMENT

    The total number of shares to be issued by Streamline through the merger, will be reduced

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    - in the event that proceeds to Scotty's of the pending sale-leaseback of
      Scotty's new facility is less than $1,300,000, by the amount of the deficiency divided by the average closing price described above

    - by $200,000 divided by the average closing price described above

    Additionally, the exchange ratio will be increased or decreased, as appropriate, in connection with any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in Streamline's capitalization.

REGULATORY APPROVAL

    Given the number of shares of Streamline common stock to be acquired by Nordstrom, Inc. as a result of the merger, on November 18, 1999, Streamline and Nordstrom each filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Federal Trade Commission and the Antitrust Division of the Department of Justice. The expiration or earlier termination of the waiting period under the HSR Act is a condition to the closing of the merger. Streamline and Scotty's do not believe that any additional regulatory approvals are required, except for the filing and recordation of appropriate merger documents as required by the laws of Illinois and Delaware.

DISSENTERS' RIGHTS

    All shares of Scotty's common stock and preferred stock outstanding prior to the effective time of the merger that are held by shareholders who have effectively perfected their dissenters' rights relating to such shares under the Illinois Business Corporation Act will not be converted into the right to receive Streamline common stock or cash for fractional shares issuable in the merger, but shall only be entitled to the rights granted by the Illinois Business Corporation Act.

REGISTRATION OF SHARES

    The shares of Streamline common stock to be issued to the Scotty's shareholders in connection with the merger will be unregistered and, therefore, cannot be publicly traded unless registered with the Securities and Exchange Commission or sold under an exemption from the SEC's registration requirements. Streamline has agreed to file a registration statement covering these shares as promptly as practicable following the date on which Streamline becomes eligible to use a short-form registration statement or, if earlier, nine months after the closing of the merger.

REPRESENTATIONS AND WARRANTIES

    In the merger agreement, Scotty's and Streamline have made a number of representations and warranties about their businesses, financial condition, structure and other facts pertinent to the merger.

    Scotty's made representations and warranties relating to matters including the following:

    - its corporate organization and similar matters

    - its capital structure

    - Scotty's authority to enter into the merger agreement, the enforceability of the merger agreement, the receipt of required consents, licenses, permits, orders and authorizations from governmental authorities relating to the merger agreement and the absence of conflict between the requirements of the merger agreement and Scotty's obligations under other documents

    - its financial statements and the absence of undisclosed liabilities

    - the absence of certain changes in its business

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    - the filing of tax returns and payment of taxes

    - the condition and sufficiency of its properties and assets

    - intellectual property matters

    - its employee benefit plans

    - its material contracts

    - the absence of litigation that could materially harm Scotty's

    - Scotty's compliance with safety and environmental laws

    - its accounts receivable, accounts payable and inventories

    - Scotty's compliance with applicable laws

    - the absence of any action likely to prevent the merger from qualifying as a reorganization under Section 368(a) of the Internal Revenue Code

    - labor matters

    - the adequacy of insurance policies held by Scotty's and its subsidiaries

    - potential conflicts of interest

    - its suppliers and customers

    Streamline and Streamsub, Inc., a wholly owned subsidiary of Streamline, made representations and warranties relating to matters including the following:

    - their corporate organization and similar matters

    - their capital structure

    - their authority to enter into the merger agreement, the enforceability of the merger agreement, the receipt of required consents, approvals, orders and authorizations from governmental authorities relating to the merger agreement and the absence of conflict between the requirements of the merger agreement and obligations of Streamline and Streamsub, Inc. under other contracts

    - documents filed by Streamline with the Securities and Exchange Commission and the accuracy of information contained in those documents

    - the absence of undisclosed liabilities

    - the absence of litigation that could materially harm Streamline

    - the absence of any action likely to prevent the merger from qualifying as a reorganization under Section 368(a) of the Internal Revenue Code

    - the accuracy of information supplied by Streamline in connection with this proxy

    - the absence of business activities by Streamsub, Inc.

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CONDUCT OF BUSINESS PENDING THE MERGER

    Scotty's has agreed that prior to the closing of the merger it will carry on its business in the ordinary course and will not, in general terms, take particular actions, including the following, without Streamline's consent:

    - declare, set aside or pay dividends on or make any other distributions related to any of its capital stock, or split, combine or reclassify its stock, or issue or authorize the issuance of any securities related to, instead of or in substitution for shares of its capital stock, or purchase, redeem or otherwise acquire any shares of its capital stock

    - increase compensation payable, except for increases in the usual and ordinary course, increase any bonus, insurance, pension or other benefit plan, payment or arrangement to or for its officers, directors, key employees or agents, nor will it effect any general increase in the compensation or benefits payable or made available to its employees

    - enter into any contract, commitment or transaction other than in the usual and ordinary course of business consistent with its normal past practices

    - issue new stock or subscriptions, rights, warrants or options to acquire its stock, other than issuances of stock according to the exercise of warrants or options

    - purchase, lease, license or otherwise dispose of any of its capital assets having a market value in excess of $10,000 or $50,000 in the aggregate, other than in the ordinary course of business

    - make any investments in any other person

    - take or omit to take any action that would cause a default or material breach under any of its contracts, commitments, or obligations

ADDITIONAL AGREEMENTS

    CONFIDENTIALITY. Scotty's shareholders have agreed that, following the merger, they will maintain the confidentiality of all confidential, sensitive or proprietary information of Scotty's, and will not use or disclose to any third party any confidential information of Scotty's other than in the course of conducting Scotty's business.

    NON-COMPETITION. For two years after the closing of the merger, Scotty's shareholders will not engage anywhere in the United States as a proprietor, equityholder, investor other than as a passive and minority investor, lender, partner, director, officer, employee or consultant in the business of providing on-line shopping and home-delivery of groceries or health and beauty care products or pet foods and supplies in connection with groceries.

    NON-SOLICITATION OF EMPLOYEES. For two years after the closing of the merger, the shareholders of Scotty's have agreed not to recruit, solicit, induce or attempt to induce any of the employees or contractors of Streamline or Scotty's, and will not assist or be engaged as a proprietor, investor other than as a passive and minority investor, partner, director or officer of any person who attempts to do so.

    NON-SOLICITATION OF CUSTOMERS AND SUPPLIERS. For two years after the closing of the merger, the shareholders of Scotty's have agreed not solicit, divert, take away or attempt to solicit, divert or take away any of the business or patronage of any of Scotty's customers, clients, accounts, vendors or suppliers, and will not assist or be engaged as a proprietor, investor other than as a passive and minority investor, partner, director or officer of any person who attempts to do so.

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    BOARD REPRESENTATION.  Following the merger, Streamline's directors intend to appoint Chris Sang, Chief Operating Officer and Chief Financial Officer of Scotty's, to fill an existing vacancy in Streamline's board of directors.

NO SOLICITATION OF TRANSACTIONS

    Scotty's and its shareholders have agreed that, until January 15, 2000, they will not negotiate, solicit, discuss, other than to decline a soliciting party's offer to enter into a discussion, or enter into any agreement or understanding with respect to the issuance, sale, or transfer of capital stock, except for certain permitted exceptions, or assets of Scotty's, other than in the ordinary course of business, or any merger or other business combination of Scotty's.

POOLING-OF-INTERESTS ACCOUNTING TREATMENT

    The merger is expected to be accounted for using the pooling-of-interests method of accounting according to Opinion No. 16 of the Accounting Principles Board. The pooling-of-interests method of accounting assumes that combining companies have been merged from inception. Consequently, the historical financial statements for periods prior to consummation of the merger are restated as though the companies had been combined.

    The merger agreement prohibits Streamline and Scotty's from taking any action which would prevent the merger's qualification for pooling-of-interests accounting treatment. As a condition to closing the merger, Streamline must receive a letter from PricewaterhouseCoopers LLP concurring with Streamline's opinion that the merger will qualify for pooling-of-interests accounting treatment. Additionally, each of Streamline and Scotty's must receive from those persons that it believes may be deemed to be an "affiliate" under the Securities Act of 1933 an agreement to the effect that those persons will comply with the resale restrictions imposed by the Internal Revenue Code to preserve eligibility for pooling-of-interests accounting treatment.

CONDITIONS TO CONSUMMATION OF THE MERGER

    Neither Streamline nor Scotty's will be obligated to complete the merger unless certain conditions are satisfied or waived, including the following:

    - Streamline's shareholders and Scotty's shareholders must have approved the merger agreement

    - All consents, approvals, orders or clearances of, or expirations of waiting periods imposed by, any governmental entity must have been obtained or occurred, including expiration or termination of the waiting period under the Hart-Scott-Rodino Act

    - No court will have issued a temporary restraining order, preliminary or permanent injunction or other order, and there shall be no other legal restraint or prohibition, that makes the merger illegal or otherwise prohibits consummation of the merger

    - The shares of Streamline common stock issuable to Scotty's shareholders in the merger shall have been approved for quotation on the Nasdaq National Market System

    - Each of the companies will have received from persons who may be deemed their "affiliates" agreements to comply with the resale restrictions imposed by the Internal Revenue Code to preserve eligibility for pooling-of-interests accounting treatment of the merger

    - The companies and certain other parties shall have entered into an agreement concerning the shares to be held in escrow on behalf of the Scotty's shareholders

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    Additionally, the obligations of Streamline and Streamsub, Inc. to effect the merger are also subject to the satisfaction or waiver of the following additional conditions:

    - The representations and warranties of Scotty's and its shareholders contained in the merger agreement and certain other related documents must be materially true and correct on the closing date

    - Scotty's and its shareholders must have performed in all material respects all of their obligations under the merger agreement

    - The option committee of Scotty's board of directors shall have taken any action necessary to cause options to acquire Streamline common stock by virtue of the merger

    - Scotty's shall have completed the pending sale-leaseback of its new facility, obtained a certificate of occupancy for the facility and terminated its related construction line of credit

    - Streamline will have received from Scotty's counsel an opinion as to certain legal matters concerning Scotty's and its participation in the merger

    - Streamline must have received copies of resignations, effective as of the effective time of the merger, of each director of Scotty's

    - There must not have been a material adverse change in Scotty's financial condition, business or assets

    Further, the obligation of Scotty's to effect the merger is also subject to the satisfaction or waiver of the following additional conditions:

    - The representations and warranties of Streamline and Streamsub, Inc. contained in the merger agreement and certain other related documents must be materially true and correct on the closing date

    - Streamline and Streamsub, Inc. must have performed in all material respects all of their obligations under the merger agreement

    - Scotty's must have received an opinion from its counsel to the effect that the merger will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code

    - Scotty's will have received from Streamline's counsel an opinion as to certain legal matters concerning Streamline and Streamsub and their participation in the merger

    - Streamline shall have obtained the release of several shareholders of Scotty's as guarantors or co-lessors of Scotty's under agreements between Scotty's and several financial institutions

    - There must not have been a material adverse change in Streamline's financial condition, business or assets

INDEMNIFICATION; ESCROW OF SHARES

    Streamline has agreed to indemnify Scotty's, its shareholders, and their directors, officers, employees, representatives and affiliates from and against any losses suffered by them arising out of any breaches of the representations, warranties, covenants and other agreements made by Streamline in the merger agreement or other related documents.

    Scotty's shareholders have agreed severally to indemnify Streamline, Streamsub, Inc., and their directors, officers, employees, representatives and affiliates from and against any losses suffered by the indemnified parties arising in connection with breaches of the representations, warranties, covenants and other agreements made by Scotty's in the merger agreement other related documents and certain

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governmental actions that might be brought prior to the date the new facility is in operation, if such governmental action is instituted prior to the closing of the merger. Scotty's shareholders have also agreed severally to provide indemnification for any losses arising out of any breaches of their individual representations, warranties, covenants and other agreements in the merger agreement or other related documents.

    No party will be entitled to indemnification until the aggregate losses suffered by the indemnified parties exceed $300,000, at which point the indemnified parties will be entitled to full indemnification for all such losses in excess of that amount. The $300,000 does not apply to claims for indemnification based on fraud, arising from breaches relating to obligations relating to the issuance of shares, warrants or options in the merger and the subsequent registration of those shares, or in connection with certain governmental actions that might be brought prior to the date the new facility is in operation, if such governmental action is instituted on or prior to the closing of the merger.

    With respect to certain tax-related liabilities, which survive until the expiration of the applicable statute of limitations, the indemnification obligations will terminate on the earlier of:

    - October 18, 2000

    - the date of effectiveness of the registration statement filed to register the shares issued in connection with the merger

    - the date which is nine (9) months after the closing of the merger, if Streamline has failed to file the registration statement mentioned above by that date

    - the date on which Streamline's independent certified public accountants deliver their audit report on Streamline's financial statements as at the end of the fiscal year of Streamline during which the effective time of the merger occurs and for the annual fiscal period then ended

    In order to partially secure the indemnification obligations of Scotty's shareholders, 10% of the shares of Streamline common stock issued to the Scotty's shareholders will be deposited into escrow, except that no shares issued to Scotty's shareholders who have not become parties to the merger agreement will be placed in escrow. The escrow will continue until the expiration of the indemnification period described above, unless a claim is pending under the escrow in which case an amount equal to the amount of the claim will remain in escrow until such claim is resolved.

    Other than with respect to fraud, Scotty's shareholders will be liable severally under their indemnification obligations for no more than 50% of the value of the shares of Streamline common stock issued in the merger, valued at the closing sale price of Streamline's common stock on the last trading day prior to the closing date of the merger. Scotty's shareholders will be permitted to pay any indemnification obligations with cash, by surrendering shares of Streamline common stock, or through a combination of these payment methods.

ESCROW AGREEMENT

    At the closing of the merger, Streamline, State Street Bank and Trust Company, as escrow agent, and a representative of Scotty's shareholders, will enter into the Escrow Agreement attached as Exhibit B to this proxy statement and private placement memorandum.

    In the merger agreement, Scotty's shareholders have appointed William C. Steinmetz, chairman of Scotty's board of directors, as their representative in connection with the administration of the escrow and have granted him the authority to take the following actions, among others, in connection with indemnification claims and matters relating to the escrow:

    - sign the escrow agreement

    - modify or amend the merger agreement and the escrow agreement

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    - receive notices and service of process

    - defend and settle legal proceedings

    - sign agreements, certificates and other documents, including signing blank stock certificates

    - engage counsel and other advisors and incur other expenses

    - liquidate escrowed shares to pay expenses

    The methods and procedures for asserting a claim under the escrow agreement and for defending, settling and/or paying claims are set forth in Section 16 of the merger agreement and in the escrow agreement. We suggest that the shareholders of Streamline and Scotty's review this section of the merger agreement and the escrow agreement in their entirety.

TERMINATION

    The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after approval of the merger agreement by the shareholders of Streamline or Scotty's, as follows:

    - by mutual written consent of Streamline and Scotty's

    - by either Streamline or Scotty's:

       -- if the merger is not consummated on or before March 31, 2000, except that this right to terminate the agreement shall not be available to any party whose breach of the merger agreement has resulted in the failure of the merger to occur on or before that date

       -- if there exists any order, injunction or other binding legal restraint or prohibition preventing the consummation of the merger

       -- if the other party has breached any representation, warranty or agreement in the merger agreement that has not been cured within 15 days after notice to the breaching party

TERMINATION FEE

    Scotty's will be required to pay Streamline a $500,000 fee if the merger agreement is terminated and it is determined that, at any time between September 17, 1999 and January 15, 2000, Scotty's or any of its shareholders negotiated, solicited, discussed or entered into any agreement or understanding related to the issuance, sale, or transfer of capital stock, with certain permitted exceptions or assets of Scotty's, other than in the ordinary course of business, or any merger or other business combination of Scotty's.

AMENDMENT AND WAIVER

    The merger agreement may be amended by the parties by action taken or authorized by their respective boards of directors at any time before or after approval by shareholders of Streamline and Scotty's, by an instrument in writing signed on behalf of each of the parties.

                      COMPARISONS OF SHAREHOLDERS' RIGHTS

GENERAL

    The rights of the shareholders of Streamline are governed by the Delaware General Corporation Law, Streamline's Second Amended and Restated Certificate of Incorporation, as amended, and the Restated By-Laws of Streamline. The rights of the shareholders of Scotty's are governed by the Illinois Business Corporation Act, the Articles of Incorporation of Scotty's and the By-Laws of Scotty's. The following is a summary of certain material differences between the rights of shareholders of Scotty's and the rights of shareholders of Streamline, as contained in provisions of the Delaware General Corporation Law and the Illinois Business Corporation Act and the constituent documents of Streamline and Scotty's.

    The following is not intended to be a complete statement of the rights of Streamline's shareholders and Scotty's shareholders. The identification of certain specific differences is not meant to indicate that other equally or more significant differences do not exist.

SIZE AND CLASSIFICATION OF THE BOARD OF DIRECTORS

    SCOTTY'S

    Scotty's by-laws provide that the size of the board will be seven. This number may be increased or decreased by an amendment to Scotty's by-laws. Each director is elected to hold office until the next annual meeting of shareholders or until his successor has been elected and qualified. The holders of a majority of the shares entitled to vote for the election of the board have the right to elect the entire board. Scotty's articles of incorporation deny cumulative voting with respect to the election of the board of directors.

    STREAMLINE

    Streamline's charter and by-laws provide that the size of our board of directors shall be determined by resolution of the board of directors. The board of directors is divided into three classes, with the members of the respective classes serving for staggered three-year terms. At each annual meeting of shareholders, directors will be re-elected or elected for full three-year terms. Our executive officers are appointed by the board of directors and serve until their successors have been duly elected and qualified. There are no family relationships among any of our executive officers or directors.

REMOVAL OF DIRECTORS

    SCOTTY'S

    Under the Illinois Business Corporation Act, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote, provided that the removal may only occur at a meeting of the shareholders held pursuant to a notice which states that the purpose of the meeting is to remove a specific director or directors from office. Only the specific director or directors named in the notice may be removed at the meeting.

    STREAMLINE

    The Delaware General Corporation Law provides that a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. However, in the case of a corporation whose board of directors is classified, the directors may be removed only for cause unless the certificate of incorporation otherwise provides.

    Streamline's certificate of incorporation, also called its charter, and by-laws provide for the division of the board of directors into three classes, as nearly equal in size as possible, with each class beginning its three-year term in different years. Any director may be removed only for cause by the vote of a majority of the shares entitled to vote for the election of directors.

    Our by-laws provide that for nominations for the board of directors or for other business to be properly brought by a shareholder before a meeting of shareholders, the shareholder must first have given timely notice of the matter in writing to Streamline's secretary. To be timely, a notice of nominations or other business to be brought before an annual meeting must be delivered between 120 days and 150 days prior to date one year after the date of the preceding year's proxy statement. If the date of the current year's annual meeting is more than 30 days before or 60 days after such anniversary, or if no proxy statement was delivered to shareholders in connection with the preceding year's annual meeting, a shareholder's notice will be timely if it is delivered not earlier than 90 days prior to the current year's annual meeting and not later than 60 days prior to the annual meeting or 10 days following the date on which public announcement of the date of the annual meeting is first made by Streamline, whichever is later. Notice for a special meeting must generally be delivered not more than 90 days prior to such meeting and not later than 60 days prior to such meeting or 10 days following the day on which public announcement of the date of the annual meeting is first made by Streamline, whichever is later. The notice must contain, among other things, certain information about the shareholder delivering the notice and, as applicable, background information about each nominee or a description of the proposed business to be brought before the meeting.

    Our charter empowers the board of directors, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to shareholders. These factors may include:

    - comparison of the proposed consideration to be received by shareholders in relation to the market price of Streamline's capital stock, the estimated current value of Streamline in a freely negotiated transaction and the estimated future value of Streamline as an independent entity

    - the impact of such a transaction on the employees, suppliers and clients of Streamline and its effect on the communities in which Streamline operates

    The provisions described above could make it more difficult for a third party to acquire, or of discouraging a third party from acquiring control of Streamline.

SHAREHOLDER VOTE REQUIRED FOR CERTAIN TRANSACTIONS

    SCOTTY'S

    Under Illinois law, the holders of at least two-thirds of the votes of the shares entitled to vote thereon have the right to approve:

    - any amendment to the articles of incorporation of a corporation, subject to certain limited exceptions

    - any proposed plan of merger, consolidation or share exchange, except for certain parent-subsidiary mergers

    - any sale, lease or other disposition of all, or substantially all, of the property and assets of a corporation if not made in the usual and regular course of its business

    - a dissolution of the corporation, subject to certain limited exceptions

The articles of incorporation of a corporation may supersede the two-thirds voting requirement by specifying any smaller or larger vote requirement not less than a majority of the votes of the shares entitled to vote thereon.

    Any class of shares of a corporation are entitled to vote as a class (a) on a plan of merger, consolidation or exchange, as the case may be, if it contains any provision which, if contained in a proposed amendment to the articles of incorporation, would entitle such class of shares to vote as a class, (b) on any such matter if the articles of incorporation so provide, or (c) on an amendment to the articles of incorporation if such amendment would:

    - increase or decrease the aggregate number of authorized shares of such class

    - effect an exchange, reclassification or cancellation of all or part of the shares of such class

    - change the designations, preferences, qualifications, limitations, restrictions or special or relative rights of the shares of such class

    - in the case of a preferred or special class of shares, divide the shares of such class into series and fix, or authorize the board of directors to fix, the variations in the relative rights and preferences between the shares of such series

    - change the shares of such class into the same or a difference number of shares of the same class or another class or classes

    - create a right of exchange, of all or any part of the shares of another class into the shares of such class

    - create a new class of shares having rights and preferences prior, superior or substantially equal to those of the shares of such class, or increase the rights and preferences of any class having rights and preferences prior, superior or substantially equal to those of the shares of such class, or increase the rights and preferences of any class having rights and preferences subordinate to those of such class if such increase would then make the rights and preference substantially equal to or superior to those of such class

    - limit or deny the existing preemptive rights of the shares of such class

    - cancel or otherwise affect dividends on the shares of such class which had accumulated but had not been declared

    - limit or deny the voting rights of the shares of such class

    The merger agreement is subject to approval by a vote of the holders of two-thirds of the outstanding common shares and Series A Preferred Shares of Scotty's, voting by class. See "Comparisons of Shareholders' Rights--Dissenters' Rights."

    Illinois law provides that the by-laws may be altered, amended or repealed by either the shareholders or the board of directors if the by-laws so provide. Scotty's by-laws provide that the by-laws may be altered, amended or repealed by either the board of directors or shareholders.

    STREAMLINE

    The Delaware General Corporation Law provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or by-laws, unless the corporation's certificate of incorporation or by-laws, as the case may be, requires a greater percentage. The charter requires the affirmative vote of the holders of at least 67% of the outstanding voting stock of Streamline to amend or repeal any of the provisions of our charter described above, or to reduce the number of authorized shares of common stock and preferred stock. The 67% vote is also required to amend or repeal any of the provisions of our by-laws that are described above. Our by-laws may also be amended or repealed by a majority vote of the board of directors. The 67% shareholder vote would be in addition to any separate class vote that might in the future be required according to the terms of any preferred stock that might be outstanding at the time any amendments are submitted to shareholders.

SPECIAL MEETINGS OF SHAREHOLDERS

    SCOTTY'S

    Under Illinois law, an annual meeting of shareholders will be held at such time as may be provided in the by-laws or in a resolution of the board of directors pursuant to authority granted by the by-laws. In addition, a special meeting of shareholders may be called by the board of directors, the President, the holders of not less than one-fifth of all the outstanding shares entitled to vote on the matter for which the meeting is called and the additional persons that are authorized by the articles of incorporation or the by-laws. Scotty's by-laws also allow the Chairman or the President to call a special meeting and require the Chairman, President or Secretary to call a special meeting at the request in writing of (i) majority of the board of directors, or (ii) the holders of not less than one-fifth of all outstanding shares entitled to vote on the matter for which the meeting is called. The notice must state the purpose of the meeting.

    STREAMLINE

    Streamline's charter provides that any action required or permitted to be taken by the shareholders of Streamline may be taken only at duly called annual or special meetings of the shareholders, and that special meetings may be called only by the chairman of the board of directors, a majority of the board of directors or the president of Streamline. However, holders of a majority of the common stock entitled to vote on the election of directors may call a special meeting for the purpose of filling a vacancy on the board of directors, and holders of at least two-thirds of the common stock entitled to vote generally may call a special meeting for any other purpose. These provisions could have the effect of delaying until the next annual shareholders' meeting shareholder actions that are favored by the holders of a majority of the common stock. These provisions may also discourage another person or entity from making a tender offer to Streamline shareholders for the common stock. This is because the person or entity making the offer, even if it acquired a majority of the outstanding voting securities of Streamline, would be unable to call a special meeting of the shareholders or to take action by written consent. As a result, any desired actions they would like to take, such as electing new directors or approving a merger, would have to wait until the next duly called shareholders' meeting.

PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW AND THE ILLINOIS BUSINESS
  CORPORATION ACT AFFECTING BUSINESS COMBINATIONS

    SCOTTY'S

    Similar to Delaware law, Sections 7.85 and 11.75 of the Illinois Business Corporation Act, governing business combinations, only apply to Illinois corporations which have a class of voting stock that is listed on a national securities exchange, is quoted on an interdealer quotation system such as Nasdaq or is held of record by more than 2,000 stockholders. Therefore, these provisions would not apply to Scotty's or the merger.

    Section 11.75 of the Illinois Business Corporation Act prohibits certain "business combinations" by Illinois corporations with "interested shareholders" for a period of three years following the time that the shareholder became an interested shareholder. The three year moratorium does not apply if:

    - prior to that time the board approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder

    - upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting shares of the corporation outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer)

    - on or after the date the person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66 2/3% of the voting stock not owned by the interested shareholder.

    Unlike Delaware law, Illinois law provides an extra protection for "interested shareholder" transactions. Section 7.85 requires any "business combination" to be approved by (a) the affirmative vote of the holders of at least 80% of the combined voting power of the then-outstanding shares of all classes and series of the corporation entitled to vote for the election of directors voting together or a single class; and (b) the affirmative vote of a majority of the voting shares held by disinterested shareholders. This higher vote requirement will not be required if (i) the business combination has been approved by two-thirds of the directors who are not affiliated with the interested shareholder, or (ii) certain price and procedure requirements of
Section 7.85 are met.

    STREAMLINE

    The Delaware General Corporation Law prohibits a corporation that has securities traded on an exchange, designated on Nasdaq or held of record by more than 2,000 shareholders from engaging in certain business combinations, including a merger, sale of substantial assets, loan or substantial issuance of stock, with an interested shareholder, or an interested shareholder's affiliates, for a three-year period beginning on the date the interested shareholder acquires 15% or more of the outstanding voting stock of the corporation. The restrictions on business combinations do not apply if:

    - the board of directors gives prior approval to the transaction in which the 15% ownership level is exceeded

    - the interested shareholder acquires at one time 85% of the corporation's stock, excluding those shares owned by persons who are directors and also officers as well as employee stock plans in which employees do not have a confidential right to vote

    - the business combination is approved by the board of directors and authorized at a meeting of shareholders by the holders of at least two-thirds of the outstanding voting stock, excluding shares owned by the interested shareholder.

DISSENTERS' RIGHTS

    SCOTTY'S

    Under Illinois law, dissenter's rights are available upon

    - consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if shareholder authorization is required for the merger, consolidation or share exchange

    - consummation of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business

    - an amendment of the articles of incorporation that materially and adversely affects certain specified rights in respect of a dissenter's shares

    - any other corporate action taken pursuant to a shareholder vote if the articles of incorporation or by-laws of the corporation provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures of the Illinois Business Corporation Act.

    Illinois law grants Scotty's shareholders the right to dissent from the merger. However, each shareholder of Scotty's, other than Nordstrom, Inc. as the sole holder of Series A Preferred Shares of Scotty's, has agreed to vote in favor of any merger recommended by Scotty's board of directors and to waive any right to dissent therefrom. Therefore, all of the shareholder's of Scotty's, other than Nordstrom, Inc., are contractually prohibited from exercising statutory dissenters' rights to dissent from the merger under either the Stock Restriction and Purchase Agreement dated July 20, 1995 or the Stock Restriction and Purchase Agreement dated October 1, 1997. In addition, Nordstrom, Inc., as the holder of all of the Series A Preferred Shares, which will be converted into 43.1% of the common shares of Scotty's on or prior to the merger, among other shareholders of Scotty's, has signed a support/voting agreement in which it has offered to vote in favor of the merger.

    STREAMLINE

    Under the Delaware General Corporation Law, dissenters' rights of appraisal are limited. Rights of appraisal are available to a shareholder of a corporation only in connection with certain mergers or consolidations involving such corporation, amendments to the certificate of incorporation of such corporation, if so provided in the certificate of incorporation or sales of all or substantially all of the assets of such corporation. However, appraisal rights are not available under Delaware law if the corporation's stock is, prior to the relevant transaction, listed on a national securities exchange or designated on Nasdaq or held of record by more than 2,000 shareholders; provided that appraisal rights will be available if the merger or consolidation requires shareholders to exchange their stock for anything other than shares of the surviving corporation, shares of another corporation that will be listed on a national securities exchange, designated on Nasdaq or held of record by more than 2,000 shareholders, cash instead of fractional shares of any such corporation, or a combination of such shares and cash.

                    COMMON STOCK MARKET AND DIVIDEND POLICY

    SCOTTY'S

    If the merger is not consummated, Scotty's intends to retain earnings, and not pay dividends, for the continued development and expansion of its business.

    STREAMLINE

    We currently intend to retain earnings for the continued development and expansion of our business. In the future, the terms of credit agreements or other contractual provisions may impose restrictions or limitations on the payment of dividends. In the absence of such restrictions or limitations, the payment of any dividends will be at the discretion of our board of directors.

        PROPOSAL 2--AMENDMENT OF STREAMLINE'S 1993 EMPLOYEE OPTION PLAN

    The board of directors has authorized, subject to shareholder ratification, an increase in the number of shares available under our 1993 Employee Option Plan from 2,500,000 to 3,000,000.

    As of November 26, 1999, 1,916,046 shares were issued or issuable upon exercise of options granted according to the employee option plan, and options to purchase an additional 583,954 shares remained available for grant. On December 10, 1999, the closing price of Streamline common stock reported on the Nasdaq National Market was $11.56 per share.

    The primary purpose of the proposed amendment is to enable us to issue shares of Streamline common stock upon the exercise by Scotty's employees of options that we are assuming in connection with the merger. The proposed amendment will also provide us with additional capacity to award stock options to existing personnel and to attract qualified new employees, directors, advisers and consultants through grants of stock options.

    PURPOSE OF THE PLAN; ELIGIBILITY. The purpose of the employee option plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees, officers and directors of and consultants and advisors. No participant in the employee option plan may, in any one year, be granted stock options with respect to more than 1,000,000 shares of common stock.

    ADMINISTRATION. The board of directors administers the employee option plan and has the authority to determine which eligible individuals are to receive options, the terms of such options, the status of such options as incentive or nonqualified stock options under the federal income tax laws, including the number of shares, exercise prices and times at which the options become and remain exercisable, not to exceed 10 years in the case of incentive stock options, and the time, manner and form of payment upon exercise of an option. The exercise price of options granted under the employee option plan may not be less than the fair market value of a share of common stock, or 110% of the fair market value in the case of incentive stock options issued to an employee who at the time of grant owns more than 10% of the combined voting power of all classes of Streamline stock.

    EXERCISABILITY. If an option holder's employment terminates for any reason other than death or disability, any options exercisable on the date of termination expire thirty days after such termination. If an option holder's employment terminates due to death or disability, any options exercisable on the date of termination may be exercised at any time within the shorter of the option period or 12 months after such termination.

    TRANSFERABILITY. No option is transferable except by will or the laws of descent and distribution or, in the case of a nonqualified stock option, according to a qualified domestic relations order.

    EFFECT OF SIGNIFICANT CORPORATE EVENTS. In the event of a consolidation, merger or sale of all or substantially all of the assets of Streamline in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of Streamline, the board of directors of Streamline, or the board of directors of any corporation assuming the obligations of Streamline, may, in its discretion, provide that outstanding options under the employee option plan be:

    - assumed, or equivalent options substituted, by the acquiring or succeeding corporation, or an affiliate of the acquiring or succeeding corporation exercised within a specified period of time, at the end of which period the options will terminate

    - terminated in exchange for a cash payment

    - exercised in full immediately prior to such event

    AMENDMENTS TO OPTIONS AND THE PLAN. With the consent of an option holder, the board of directors can cancel that holder's options and replace them with new options for the same or a different number of shares having a higher or lower exercise price per share than the cancelled options or amend the terms of any option outstanding to provide for a higher or lower exercise price per share. The board of directors may also, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the employee option plan may be exercised or extend the dates during which all, or any particular, option or options granted under the employee option plan may be exercised. The board of directors may amend or modify the employee option plan at anytime, subject to the rights of holders of outstanding options.

    TERMINATION.  The employee option plan will terminate on June 9, 2007.

    SUMMARY OF TAX CONSEQUENCES. The following is a brief and general discussion of the federal income tax rules applicable to stock options granted under the employee option plan. With respect to an incentive stock option, an employee will generally not be taxed at the time of grant or exercise, although exercise of an incentive option will give rise to an item of tax preference that may result in an alternative minimum tax. If the employee holds the shares acquired upon exercise of an incentive stock option until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain, or loss, based on the difference between the amount realized on the sale or disposition and his or her option price. If these holding periods are not satisfied, then upon disposition of the shares the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation. With respect to a nonqualified option, an employee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. Streamline will generally have a tax deduction to the extent that, and at the time that, an employee realizes compensation income with respect to an option.

    OPTIONS GRANTED UNDER THE PLAN. The following table sets forth information as of November 26, 1999 with respect to stock options which have been granted under the employee option plan since its adoption to

    - our chief executive officer and the one other current executive officer whose compensation exceeded $100,000 in 1998

    - all of our current executive officers of the as a group

    - all of our current directors who are not executive officers as a group

    - all employees of the Corporation, excluding executive officers, as a group

                 OPTION GRANTS UNDER 1993 EMPLOYEE OPTION PLAN

NAME                                                          OPTIONS (SHARES)
----                                                          ----------------
Timothy A. DeMello..........................................       250,000
Mary E. Wadlinger...........................................        87,500
All executive officers as a group...........................     1,019,997
All directors of the Corporation,
  excluding executive officers, as a group..................             0
All employees of the Corporation,
  excluding executive officers, as a group(1)...............       911,049

------------------------

(1) Does not include 596,949 shares subject to stock options previously granted to former employees that were forfeited upon termination of their employment.

    The board of directors recommends that the shareholders vote "FOR" the proposed amendment of the employee option plan, and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Streamline common stock represented in person or by proxy at the Streamline special meeting is required for approval of the amendment of the employee option plan.

                             SHAREHOLDER PROPOSALS

    Streamline plans to hold its 2000 Annual Meeting of Shareholders on or about May 25, 2000. Shareholder proposals to be considered for inclusion in Streamline's proxy statement and form of proxy relating to Streamline's 2000 Annual Meeting of Shareholders must be received by Streamline no later than January 25, 2000.

                              STREAMLINE.COM, INC.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Report of Independent Accountants...........................    F-2
Consolidated Balance Sheets at December 31, 1997 and 1998
  and October 2, 1999 (unaudited)...........................    F-3
Consolidated Statements of Operations for the years ended
  December 31, 1996, 1997 and 1998 and the nine months ended
  September 30, 1998 and October 2, 1999 (unaudited)........    F-4
Consolidated Statements of Stockholders' Equity (Deficit)
  for the years ended December 31, 1996, 1997 and 1998 and
  the nine months ended October 2, 1999 (unaudited).........    F-5
Consolidated Statements of Cash Flows for the years ended
  December 31, 1998 and October 2, 1999 (unaudited).........    F-6
Notes to Consolidated Financial Statements..................    F-7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Streamline.com, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Streamline.com, Inc. and its subsidiary at December 31, 1997 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 1999, except for Note 14 for
which the date is October 27, 1999

                              STREAMLINE.COM, INC.

                          CONSOLIDATED BALANCE SHEETS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 DECEMBER 31,
                                                              -------------------   OCTOBER 2,
                                                                1997       1998        1999
                                                              --------   --------   -----------
                                                                                    (UNAUDITED)
                                            ASSETS
Current assets:
  Cash and cash equivalents.................................  $  1,446   $12,593      $32,401
  Marketable securities.....................................        --        --       10,620
  Accounts receivable, net of allowance for doubtful
    accounts of $25 at
    December 31, 1998 and $39 at October 2, 1999............        77        88          357
  Inventory.................................................       254       324          737
  Prepaid expenses and other current assets.................       375       149          731
                                                              --------   -------      -------
    Total current assets....................................     2,152    13,154       44,846

  Property and equipment, net...............................     3,459     3,663        7,210
  Purchased and capitalized software, net...................     1,529     2,025        2,836
  Goodwill, net of accumulated amortization.................       649       992          811
  Other assets, net.........................................       108       232          412
                                                              --------   -------      -------
    Total assets............................................  $  7,897   $20,066      $56,115
                                                              ========   =======      =======

  LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND
                 STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
  Capital lease obligations.................................  $    197   $   236      $   369
  Accounts payable..........................................     1,132       447        2,582
  Accrued expenses..........................................       493       409        1,279
                                                              --------   -------      -------
    Total current liabilities...............................     1,822     1,092        4,230
                                                              --------   -------      -------
Long-term portion of capital lease obligations..............       334       381          752

Commitments and contingencies (Note 11)

Minority interest in consolidated subsidiary................       139        --           --

Redeemable convertible preferred stock (Note 7), ($1.00 par
  value);
  Authorized: 300,000 at December 31, 1997, 680,000 at
    December 31, 1998 and October 2, 1999...................
  Issued and outstanding: 140,000 shares issued and
    outstanding at December 31, 1997, 368,570 shares issued
    and outstanding at December 31, 1998 and none issued and
    outstanding at October 2, 1999..........................    14,000    37,186           --
                                                              --------   -------      -------
Stockholders' (deficit) equity:
  Preferred stock, $.01 par value; none authorized or
    outstanding at December 31, 1997 and 1998, and 5,000,000
    authorized and none outstanding at October 2, 1999......        --        --           --
  Common stock, $.01 par value; Authorized: 12,500,000 at
    December 31, 1997, 22,700,000 at December 31, 1998, and
    50,000,000 at October 2, 1999
  Issued and outstanding: 3,526,032 shares issued and
    3,497,032 outstanding at December 31, 1997, 3,699,539
    shares issued and 3,665,539 outstanding at December 31,
    1998 and 18,407,796 issued and 18,373,796 outstanding at
    October 2, 1999.........................................        35        37          184
  Additional paid-in capital................................     3,849     5,060       87,278
  Treasury stock, at cost: 29,000 shares at December 31,
    1997, 34,000 shares at December 31, 1998 and October 2,
    1999....................................................      (203)     (238)        (238)
  Accumulated deficit.......................................   (12,079)  (23,452)     (36,091)
                                                              --------   -------      -------
    Total stockholders' (deficit) equity....................    (8,398)  (18,593)      51,133
                                                              --------   -------      -------
    Total liabilities, redeemable convertible preferred
      stock and stockholders' (deficit) equity..............  $  7,897   $20,066      $56,115
                                                              ========   =======      =======

  The accompanying notes are an integral part of these consolidated financial statements.

                              STREAMLINE.COM, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                          YEAR ENDED DECEMBER 31,              NINE MONTHS ENDED
                                    ------------------------------------   --------------------------
                                                                           SEPTEMBER 30,   OCTOBER 2,
                                       1996         1997         1998          1998           1999
                                    ----------   ----------   ----------   -------------   ----------
                                                                                    (NOTE 2)
                                                                                  (UNAUDITED)
Revenue:
  Product and service revenue,
    net...........................  $      391   $    1,815   $    6,026    $    3,882     $    8,694
  Subscription fees...............          20           98          391           276            693
  Advertising, research and
    marketing fees................         511          721          529           370            855
                                    ----------   ----------   ----------    ----------     ----------
Total revenue.....................         922        2,634        6,946         4,528         10,242
                                    ----------   ----------   ----------    ----------     ----------

Operating expenses:
  Cost of revenue.................         391        2,098        4,992         3,266          7,016
  Fulfillment center operations...         916        2,769        4,013         2,901          5,978
  Sales and marketing.............         441        1,428        1,479           989          2,595
  Technology systems and
    development...................          78        1,673        3,002         1,937          2,808
  General and administrative......         985        3,166        3,897         2,798          5,066
                                    ----------   ----------   ----------    ----------     ----------
Total operating expenses..........       2,811       11,134       17,383        11,891         23,463
                                    ----------   ----------   ----------    ----------     ----------
  Loss from operations............      (1,889)      (8,500)     (10,437)       (7,363)       (13,221)

Other income (expense):
  Interest income.................          74           58          240            83            731
  Interest expense................         (31)         (50)        (569)         (537)          (149)
  Other...........................          --          (87)          (1)           --             --
                                    ----------   ----------   ----------    ----------     ----------
Total other income (expense),
  net.............................          43          (79)        (330)         (454)           582
                                    ----------   ----------   ----------    ----------     ----------
Loss before minority interest and
  extraordinary item..............      (1,846)      (8,579)     (10,767)       (7,817)       (12,639)
Minority interest in net loss of
  consolidated subsidiary.........          --          265          138           138             --
                                    ----------   ----------   ----------    ----------     ----------
Loss before extraordinary item....      (1,846)      (8,314)     (10,629)       (7,679)       (12,639)
Extraordinary item -- loss on
  early redemption of debt........          --           --          744           744             --
                                    ----------   ----------   ----------    ----------     ----------
Net loss..........................  $   (1,846)  $   (8,314)  $  (11,373)   $   (8,423)    $  (12,639)
                                    ==========   ==========   ==========    ==========     ==========

Dividends on preferred stock......         203          157          329            41            549
Net loss attributable to common
  stockholders....................  $   (2,049)  $   (8,471)  $  (11,702)   $   (8,464)    $  (13,188)
                                    ==========   ==========   ==========    ==========     ==========

Basic and diluted net loss per
  common share....................  $    (0.62)  $    (2.47)  $    (3.32)   $    (2.42)    $    (1.39)

Shares used in computing basic and
  diluted net loss per common
  share...........................   3,284,625    3,424,035    3,522,458     3,497,875      9,493,994

  The accompanying notes are an integral part of these consolidated financial statements.

                              STREAMLINE.COM, INC.

            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY(DEFICIT)

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                 COMMON STOCK
                                            ----------------------                                                TOTAL
                                                                     ADDITIONAL                               STOCKHOLDERS'
                                                         $0.01 PAR    PAID-IN     TREASURY   ACCUMULATED          EQUITY
                                              SHARES       VALUE      CAPITAL      STOCK       DEFICIT          (DEFICIT)
                                            ----------   ---------   ----------   --------   ------------   ------------------
Balance, December 31, 1995................   3,284,625     $ 33       $ 1,699                  $ (1,919)         $   (187)
Dividends on preferred stock..............                               (203)                                       (203)
Issuance of warrants for the purchase of
  common stock in exchange for goods and
  services................................                                 57                                          57
Net loss..................................                                                       (1,846)           (1,846)
                                            ----------     ----       -------      -----       --------          --------
Balance, December 31, 1996................   3,284,625       33         1,553                    (3,765)           (2,179)
Sale of common stock......................     163,857        1         1,146                                       1,147
Dividends on preferred stock..............                               (157)                                       (157)
Issuance of warrants for the purchase of
  common stock in exchange for goods and
  services................................                                738                                         738
Options exercised.........................      77,550        1            89                                          90
Repurchase of common stock (29,000
  shares).................................                                         $(203)                            (203)
Change in interest in consolidated
  subsidiary..............................                                480                                         480
Net loss..................................                                                       (8,314)           (8,314)
                                            ----------     ----       -------      -----       --------          --------
Balance, December 31, 1997................   3,526,032       35         3,849       (203)       (12,079)           (8,398)
Dividends on preferred stock..............                               (329)                                       (329)
Issuance of warrants in connection with
  notes payable...........................                                525                                         525
Reduction in value of warrants granted in
  1997 in exchange for goods and
  services................................                                (67)                                        (67)
Issuance of common stock and warrants for
  the purchase of common stock in exchange
  for goods and services..................      12,500                    516                                         516
Options exercised.........................      34,583        1            61                                          62
Common stock issued to acquire minority
  interest................................     126,424        1           505                                         506
Treasury stock acquired in connection with
  forgiveness of notes receivable (5,000
  shares).................................                                           (35)                             (35)
Net loss..................................                                                      (11,373)          (11,373)
                                            ----------     ----       -------      -----       --------          --------
Balance, December 31, 1998................   3,699,539       37         5,060       (238)       (23,452)          (18,593)
Dividends on preferred stock
  (unaudited).............................                               (549)                                       (549)
Issuance of warrants in connection with
  financing commitment (unaudited)........                                472                                         472
Reduction in deferred financing costs
  related to recission of warrants in
  connection with financing commitment
  (unaudited).............................                               (387)                                       (387)
Issuance of common stock (unaudited)......   4,998,482       50        49,934                                      49,984
Stock issuance costs (unaudited)..........                             (4,992)                                     (4,992)
Conversion of preferred stock
  (unaudited).............................   9,673,109       97        37,638                                      37,735
Options and warrants exercised
  (unaudited).............................      36,666                    102                                         102
Net loss (unaudited)......................                                                      (12,639)          (12,639)
                                            ----------     ----       -------      -----       --------          --------
Balance, October 2, 1999 (unaudited)......  18,407,796     $184       $87,278      $(238)      $(36,091)         $ 51,133
                                            ==========     ====       =======      =====       ========          ========

  The accompanying notes are an integral part of these consolidated financial statements.

                              STREAMLINE.COM, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                  NINE MONTHS ENDED
                                                                 YEAR ENDED DECEMBER 31,            SEOCTOBER 2,,
                                                              ------------------------------   ------------------------
                                                                1996       1997       1998         1998         1999
                                                              --------   --------   --------   ------------   ---------
                                                                                                       (NOTE 2)
                                                                                                     (UNAUDITED)
Cash flows from operating activities:
  Net loss..................................................  $(1,846)   $(8,314)   $(11,373)    $(8,423)     $(12,639)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation and amortization...........................      157        674       1,532       1,109         1,799
    Amortization of discount on notes payable...............       --         --         525         525            --
    Loss on disposal of fixed assets........................       --         86         120          --            --
    Amortization of goodwill and other assets...............       --        152         257         154           264
    Bad debt expense........................................
    Issuance of warrants for the purchase of common stock in
      exchange for consulting services......................       57        330         447          --            --
    Minority interest in net loss of consolidated
      subsidiary............................................       --       (265)       (138)       (138)           --
    Changes in assets and liabilities:
      Accounts receivable...................................       (5)       (68)        (11)         --          (269)
      Inventory.............................................     (176)       (79)        (69)         35          (413)
      Prepaid expenses and other current assets.............      (45)      (236)        226         311          (582)
      Other assets..........................................       --         --        (183)       (120)         (179)
      Accounts payable......................................       73        600        (684)       (552)        2,135
      Accrued expenses......................................       55        429         (86)         30           871
                                                              -------    -------    --------     -------      --------
Net cash used in operating activities.......................   (1,730)    (6,691)     (9,437)     (7,069)       (9,013)
                                                              -------    -------    --------     -------      --------
  Purchases of marketable securities, net...................       --         --          --          --       (10,620)
  Purchases of property and equipment.......................   (1,904)    (1,450)       (833)       (386)       (3,668)
  Additions to purchased and capitalized software...........      (49)    (1,386)     (1,238)     (1,030)       (1,722)
                                                              -------    -------    --------     -------      --------
Net cash used in investing activities.......................   (1,953)    (2,836)     (2,071)     (1,416)      (16,010)
                                                              -------    -------    --------     -------      --------
Cash flows from financing activities:
  Payments on notes receivable from related parties.........     (292)        --          --          --            --
  Proceeds from sale of common stock........................       --      1,147          --          --        44,992
  Proceeds from sale of common stock of subsidiary..........       --        400          --
  Proceeds from sale of preferred stock.....................    5,000      9,000      22,857      22,857            --
  Proceeds from the exercise of stock options...............       --         90          62           2            56
  Proceeds from the exercise of warrants....................       --         --          --          --            46
  Purchases of treasury stock...............................       --       (203)         --          --            --
  Dividend payments on preferred stock......................       --       (360)         --          --            --
  Issuance of notes receivable..............................       --         --         (35)        (28)           --
  Proceeds from notes payable-related party.................       --         --         600         600            --
  Payments on notes payable-related party...................       --         --        (600)       (100)           --
  Proceeds from notes payable...............................       --         --       7,000       7,000            --
  Payments on notes payable.................................       --         --      (7,000)     (7,000)           --
  Principal payments on capital lease obligations...........      (54)      (106)       (229)       (173)         (263)
                                                              -------    -------    --------     -------      --------
Net cash provided by financing activities...................    4,654      9,968      22,655      23,158        44,831
                                                              -------    -------    --------     -------      --------
Net increase (decrease) in cash and cash equivalents........      971        441      11,147      14,673        19,808
Cash and cash equivalents, beginning of period..............       34      1,005       1,446       1,446        12,593
                                                              -------    -------    --------     -------      --------
Cash and cash equivalents, end of period....................  $ 1,005    $ 1,446    $ 12,593     $16,119      $ 32,401
                                                              =======    =======    ========     =======      ========
Supplemental information:
  Cash paid for interest....................................  $    31    $    47    $    495         178            67

Non-cash financing and investing transactions:
  Assets acquired with capital lease obligations............  $   340    $   267    $    315     $   315      $    767
  Issuance of subsidiary's stock and warrants in connection
    with acquisition (Note 3)...............................       --        485          --          --            --
  Assumption of liabilities in connection with acquisition
    (Note 3)................................................       --        370          --          --            --
  Issuance of common stock in connection with purchase of
    minority interest (Note 3)..............................       --         --         506          --            --
  Issuance and measurement of warrants in connection with
    capitalized assets (Note 10)............................       --        408         (34)        (32)           --
  Issuance of warrants in connection with debt (Note 5).....       --         --         525         525            --
  Issuance of common stock for services provided............       --         --          35          35            --
  Common stock received in consideration of note receivable
    (Note 8)................................................       --         --          35          --            --
  Dividends accrued on preferred stock (Note 7).............      203        157         329          41           549
  Conversion of preferred stock into common stock...........       --         --          --          --        37,735
  Issuance of warrants in connection with financing
    commitment..............................................       --         --          --          --           472
  Reduction in deferred financing costs related to recission
    of warrants in connection with financing commitment.....       --         --          --          --          (387)

  The accompanying notes are an integral part of these consolidated financial statements.

                              STREAMLINE.COM, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

1. DESCRIPTION OF BUSINESS

    Streamline.com, Inc. ("Streamline.com" or the "Company") was incorporated in the state of Delaware in 1993 and provides Internet-based ordering and home delivery of a wide range of goods and services to consumers. The Company seeks to simplify the shopping chores of busy suburban families who place a high value on their time and demand service excellence. The Company consolidates products and services currently offered by various suppliers into a single weekly delivery to its customers, thus minimizing their need to make frequent trips to multiple physical stores. The Company currently provides its products and services from a single service center in the greater Boston suburbs that it intends to replicate in other markets nationwide. Additionally, the Company has working relationships with various consumer packaged goods companies to perform market research on consumer purchasing behavior.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and it's wholly owned subsidiary. In 1998, the Company purchased the remaining minority interest in its subsidiary (See Note 3). All significant intercompany transactions have been eliminated.

REVENUE RECOGNITION

    Product and service revenue is recognized upon delivery of goods and services to the customer. Advertising, research and marketing fees are recognized over the life of the contract or as the services are performed. Subscription revenues are billed and recognized monthly.

CUSTOMER ACQUISITION COSTS AND PRE-OPENING COSTS

    Customer acquisition costs and pre-opening costs are expensed as incurred.

CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments purchased with an original maturity of three months or less at the time of purchase to be cash equivalents. The Company invests its excess cash in money market funds and marketable securities that are subject to minimal credit and market risk. Cash equivalents at December 31, 1997 and 1998 included approximately $1,030 and $12,256, respectively, in money market funds.

MARKETABLE SECURITIES (UNAUDITED)

    Investments include high-grade commercial paper and short term U.S. Government and municipal securities. Investments are classified as available-for-sale to support current operations or to take advantage of other investment opportunities. These securities are stated at cost plus accrued interest which approximates fair market value and mature within one year. Available-for-sale securities mature within one year and are carried at amounts that approximate fair value. All of the investment holdings

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

have maturity dates of less than one year. For the purpose of computing realized gains and losses, cost is identified on a specific identification basis. Gross unrealized holding gains and losses at October 2, 1999 were not material.

PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost and depreciated over their estimated useful lives of three to seven years using the straight-line method. Assets held under capital leases are amortized over the shorter of the lease life or the estimated useful life of the asset. Repairs and maintenance costs are expensed as incurred. Upon retirement or sale, the cost of the assets disposed and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations.

PURCHASED SOFTWARE, CAPITALIZED SOFTWARE AND TECHNOLOGY SYSTEMS AND DEVELOPMENT

    Purchased third party software and related implementation costs are recorded at cost and are amortized over their estimated useful lives, typically three years using the straight-line method. Internal and external costs incurred related to the application development stage of internal use software are capitalized and amortized over their estimated useful lives, typically three years using the straight-line method. Amortization expense related to purchased and capitalized software is included in technology systems and development expense.

    Technology development costs are charged to technology systems and development expense as incurred. Technology development costs include internal and external costs incurred in the development and enhancement of software used internally or used in connection with services provided by the Company that do not otherwise qualify for capitalization, the costs of maintenance and minor enhancements and the costs associated with maintaining and supporting internal information systems.

    The Company capitalized approximately $1,386 and $1,238 for purchased and capitalized software for the years ended December 31, 1997 and 1998, respectively. Amortization expense for purchased and capitalized software was approximately $13, $189, and $708 for years ended December 31, 1996, 1997 and 1998.

GOODWILL

    Goodwill is being amortized on a straight-line basis over a five-year term. The Company periodically evaluates the possible impairment of long-lived assets, including goodwill, whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. If such an event occurred, the Company would project the future undiscounted cash flows expected to result from the asset. If such projections indicated that the carrying value would not be recoverable, the Company would reduce the carrying value of the asset by the estimated excess of such value over future projected discounted cash flows. Accumulated amortization of goodwill as of December 31, 1997 and 1998 was approximately $146 and $308, respectively.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

YEAR 2000 COSTS

    Costs of modifying computer software to ensure Year 2000 compliance are expensed as incurred.

ADVERTISING

    The Company expenses costs related to advertising as incurred. Advertising expense was approximately $43, $389 and $557 for the years ended December 31, 1996, 1997 and 1998, respectively.

INVENTORY

    The Company values all of its inventories at the lower of cost or market value. Cost is determined on an average cost basis. All inventory items represent finished goods.

INCOME TAXES

    The Company provides for income taxes under the liability method that requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the difference between financial statement and tax bases of assets and liabilities, as measured by the current tax rates. Under this method, a valuation allowance is required against net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

    Management periodically evaluates the recoverability of deferred tax assets and the level of the adequacy of the valuation allowance. At such time as it is determined that it is more likely than not that deferred tax assets are realizable, the valuation allowance will be appropriately reduced.

ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Company accounts for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board ("APB") Opinion
No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, no compensation expense is recorded for options issued to employees in fixed amounts with fixed exercise prices at least equal to the fair market value of the Company's common stock at the date of grant. The Company has adopted the disclosure only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation,"
(Note 9). Stock-based awards, including warrants to non-employees are accounted for at their fair value.

RISKS AND UNCERTAINTIES AND USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The Company has a limited operating history, has never achieved profitability and is therefore subject to the risks and uncertainties such as the uncertain nature of the markets in which the Company competes and the risk that the Company may be unable to manage any future growth successfully.

    In addition, the Company is subject to the risks encountered by companies relying on the continued growth of on-line commerce and Internet infrastructure. The risks include the use of the Internet as a viable commercial marketplace and the potentially inadequate development of the necessary network infrastructure.

    Finally, the Company has historically experienced seasonal fluctuations in revenue. This pattern may be expected to continue and results of financial operations within any fiscal year or fiscal quarter cannot be expected to be representative.

FAIR VALUE OF FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK

    The Company's financial instruments consist primarily of cash, cash equivalents, and marketable securities. As of December 31, 1998 and October 2, 1999, these financial instruments carrying values approximated fair value. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, cash equivalents, and marketable securities. The Company primarily invests its excess cash with high credit quality financial institutions including primarily U.S. Government instruments and commercial paper. The Company has not experienced any significant losses on its cash, cash equivalents or marketable securities.

NET LOSS PER SHARE

    The Company computes basic and diluted net loss per share in accordance with SFAS No. 128, "Earnings Per Share." Basic net loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share does not differ from basic loss per share since potential common shares from conversion of preferred stock, stock options and warrants are anti-dilutive for all periods presented.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Basic and diluted loss per share were calculated as follows:

                                                                                     NINE MONTHS ENDED
                                                                                 --------------------------
                                                  YEAR ENDED DECEMBER 31,        SEPTEMBER 30,   OCTOBER 2,
                                             ---------------------------------   -------------   ----------
                                               1996        1997        1998          1998           1999
                                             ---------   ---------   ---------   -------------   ----------
Numerator:
  Loss before extraordinary item...........  $  (1,846)  $  (8,314)  $ (10,629)    $  (7,679)    $ (12,639)
  Dividends on preferred stock.............        203         157         329            41           549
                                             ---------   ---------   ---------     ---------     ---------
  Loss attributable to common stockholders
    before extraordinary item..............     (2,049)     (8,471)    (10,958)       (7,720)      (13,188)
  Extraordinary item.......................         --          --         744           744            --
                                             ---------   ---------   ---------     ---------     ---------
  Net loss attributable to common
    stockholders...........................  $  (2,049)  $  (8,471)  $ (11,702)    $  (8,464)    $ (13,188)
                                             =========   =========   =========     =========     =========

Denominator:
  Weighted average common shares
    outstanding............................  3,284,625   3,424,035   3,522,458     3,497,875     9,493,994

Basic and diluted net loss per common
  share:
  Loss per common share before
    extraordinary item.....................  $   (0.62)  $   (2.47)  $   (3.11)    $   (2.21)    $   (1.39)
  Extraordinary item.......................         --          --       (0.21)        (0.21)           --
                                             ---------   ---------   ---------     ---------     ---------
  Net loss per common share................  $   (0.62)  $   (2.47)  $   (3.32)    $   (2.42)    $   (1.39)
                                             =========   =========   =========     =========     =========

    Outstanding options of 450,500, 726,750, 593,000 and 1,803,495, as of
December 31, 1996, 1997 and 1998 and October 2, 1999 respectively, were not included in the diluted loss per share computation because their effect would be anti-dilutive. Outstanding warrants of 50,000, 435,714, 788,714 and 778,714 as of December 31, 1996, 1997 and 1998 and October 2, 1999, respectively, were not included in the diluted loss per share calculation because their effect would be anti-dilutive.

INTERIM FINANCIAL STATEMENTS

    The financial statements of the Company as of October 2, 1999 and for the nine months ended September 30, 1998 and October 2, 1999 and related footnote information are unaudited. All adjustments consisting only of normal recurring adjustments, have been made which, in the opinion of management, are necessary for a fair presentation of the interim financial information. Results of operations for the nine months ended September 30, 1998 and October 2, 1999 are not necessarily indicative of the results that may be expected for any future period.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMPREHENSIVE INCOME

    The Company has adopted SFAS No. 130, "Reporting for Comprehensive Income" for the year ended December 31, 1998 which requires that changes in comprehensive income be shown in a financial statement that is displayed with the same prominence as other financial statements. The Company's comprehensive loss is not materially different from the net loss presented for the years ended December 31, 1996, 1997 and 1998, and for the nine months ended September 30, 1998 and October 2, 1999.

3. SUBSIDIARY AND MINORITY INTEREST

    The Company established Streamline Mid-Atlantic, Inc. ("Mid-Atlantic") as a wholly owned subsidiary in February 1997, receiving 2.2 million common shares of Mid-Atlantic in exchange for $22 cash.

    In February 1997, Mid-Atlantic issued 800,000 shares of common stock in a private offering to third parties, in exchange for net proceeds of $400. Mid-Atlantic acquired substantially all of the assets and liabilities of Shopping Alternatives, Inc., a provider of home grocery shopping services. In the same month, stockholders of Shopping Alternatives received 970,000 shares of Mid-Atlantic common stock plus warrants to purchase 30,000 shares of Mid-Atlantic common stock. The value ascribed to the warrants was nominal. In accordance with the purchase method of accounting, the purchase price of approximately $855, which includes approximately $370 of liabilities assumed, was allocated first to the fair value of the net assets acquired from Shopping Alternatives. The excess of the purchase price over the fair value of the acquired assets of approximately $794 was recorded by Mid-Atlantic as acquired goodwill, in the absence of other intangibles, to be amortized on a straight-line basis over a period of five years. The accompanying financial statements for the year ended December 31, 1997 reflect the resultant change in interest of the Company's ownership of Mid-Atlantic from 100% to approximately 55%.

    In November 1998, the Company acquired the outstanding minority ownership interest of Mid-Atlantic in a single transaction in which minority stockholders of Mid-Atlantic received 126,424 shares of the Company's common stock, $0.01 par value, having a fair value of approximately $506 at the date of acquisition. In accordance with the purchase method of accounting, the Company allocated the purchase price first to the fair value of the net assets of Mid-Atlantic, as of the date of the transaction. The resulting total goodwill associated with Mid-Atlantic, representing the excess of the purchase price over the fair value of the acquired assets of approximately $1,300 at December 31, 1998, is being amortized on a straight-line basis over a period of five years. Unaudited pro forma combined results as if the acquisition had occurred at the beginning of either of the fiscal years are not materially different than the results presented.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

4. PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                                DECEMBER 31,
                                                              USEFUL LIVES   -------------------
                                                                IN YEARS       1997       1998
                                                              ------------   --------   --------
Computer equipment..........................................       3-5       $   740     $  822
Equipment, furniture and fixtures...........................      5-10         1,407      2,071
Vehicles....................................................         5           265        589
Leasehold improvements......................................      5-10         1,673      1,631
                                                                             -------     ------
                                                                               4,085      5,113
Accumulated depreciation and amortization...................                    (626)    (1,450)
                                                                             -------     ------
                                                                             $ 3,459     $3,663
                                                                             =======     ======

    At December 31, 1997 and 1998, the costs of fixed assets held under capital leases and included above amounted to approximately $714 and $1,029, respectively, and accumulated amortization related to such assets amounted to approximately $150 and $338, respectively.

5. DEBT

    In April 1998, the Company received proceeds of $7,000 in connection with the issuance of Senior Discount Notes ("Discount Notes"). The Company issued 777 units each consisting of a $10 aggregate principal amount of Discount Notes and
546.88 warrants to purchase common stock. The $7,770 face amount of the Discount Notes is due April 15, 2001. The Discount Notes bear interest initially in the form of accretion in the principal amount outstanding up to the face amount at the rate of 11% per annum until April 15, 1999. Thereafter, the Discount Notes bear interest on the face amount at the rate of 12% per annum with interest payable semi-annually until maturity.

    In conjunction with the issuance of the Discount Notes, the Company also issued warrants for the purchase of up to a total of 425,000 shares of the Company's common stock. Warrants to purchase 225,000 shares of common stock at $7.00 per share vested immediately. The remaining 200,000 warrants vest periodically at varying exercises prices until 2001 based upon the Company obtaining certain amounts of financing. All of these warrants expire upon the earlier of April 15, 2005 or five years after a public offering by the Company raising at least $25,000. The Company recorded approximately $525 of additional paid-in capital for the fair value of the warrants on the issuance date as an additional discount associated with the Discount Notes.

    On September 18, 1998, the Company redeemed all of the Discount Notes at a price of $7,000 on plus approximately $334 of interest and $257 for a call premium with the proceeds from the issuance of the Company's Series D Preferred Stock (Note 7). In addition, the Company modified the terms of the warrants issued in connection with this debt such that the remaining unvested warrants to purchase 200,000 shares of the common stock expired immediately in exchange for the issuance of 5,000 shares of common stock for $0.1. The redemption resulted in the Company recording an extraordinary loss on the extinguishment of debt of approximately $744 including approximately $257 for the call premium,

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

5. DEBT (CONTINUED)

approximately $452 for the unamortized discount value associated with the warrants and approximately $35 for the issuance of the common shares and the remaining deferred financing costs.

6. RELATED PARTY TRANSACTIONS

    During 1996, the Company redeemed notes payable in the principal amounts of approximately $176 from its Chairman, President and Chief Executive Officer and $122 from several other stockholders of the Company. These notes payable were redeemed at par plus accrued interest.

    During 1997, the Company paid consulting fees under an agreement with a marketing firm, the Chief Executive Officer of which is a director of the Company. Total fees paid under this agreement during 1997 were approximately $338. Additionally during 1997, the Company issued warrants valued at $25 to this firm for the purchase of 50,000 shares of the Company's common stock at an exercise price of $2.04 per share with an expiration date in 2001.

    During 1997, the Company repurchased 11,500 shares of its common stock from its Chairman and Chief Executive Officer at a purchase price of $7.00 per share, which the Company's Board of Directors determined to be the fair value of those shares at the date of repurchase.

    During 1997 and 1998, the Company paid fees for technology development and consulting under an agreement with a firm, the Chief Executive Officer of which is a current director and former officer of the Company. Fees paid by the Company under this agreement totaled approximately $1,250 and $1,676 in 1997 and 1998, respectively. In addition during 1997, the Company issued warrants valued at approximately $330 to this firm for the purchase of 50,000 shares of the Company's common stock at an exercise price of $2.04 per share with an expiration date in 2007. During 1998, the Company issued additional warrants valued at approximately $447 to this firm for the purchase of 100,000 shares of its common stock at an exercise price of $4.00 per share with an expiration date in 2003. Costs associated with these transactions have been recorded as additions to capitalized software of approximately $595 and $683 for the years ended December 31, 1997 and 1998, respectively, and as technology systems and development expense of $985 and $1,440 for the years ended December 31, 1997 and 1998, respectively.

    During 1998, the Company issued convertible subordinated notes payable in the amount of $200 to two directors of the Company, and $400 to five stockholders of the Company, which were redeemed during 1998 at par value plus accrued interest.

    The Company has capital equipment lease arrangements with one of its stockholders and affiliated entities. The Company paid approximately $33, $69, and $198 in the years ended December 31, 1996, 1997 and 1998, respectively under these capital lease arrangements. As of December 31, 1997 and 1998, amounts due to these related parties are $392 and $458, respectively and have been included as capital lease obligations on the balance sheet.

                              STREAMLINE.COM, INC.

          (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE PERIODS ENDED SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

6. RELATED PARTY TRANSACTIONS

    All warrant activity described in Note 10 during the years ended December 31, 1997 and 1998 was with stockholders of the Company.

7. REDEEMABLE CONVERTIBLE PREFERRED STOCK

    The following table reflects redeemable convertible preferred stock activity from December 31, 1995 through October 2, 1999:

                                           SERIES A              SERIES B              SERIES C              SERIES D
                                      -------------------   -------------------   -------------------   -------------------
                                       SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                                      --------   --------   --------   --------   --------   --------   --------   --------
Shares of Series A issued...........   50,000    $ 5,000
Accrual of Series A dividends.......       --        203
                                      -------    -------    -------    -------    -------    -------    --------   --------
Balance at December 31, 1996........   50,000      5,203
Shares of Series B issued...........       --         --     80,000      8,000
Shares of Series C issued...........       --         --         --         --     10,000      1,000
Accrual of Series A dividends.......       --        157         --         --         --         --
Payment of Series A dividends.......       --       (360)        --         --         --         --
                                      -------    -------    -------    -------    -------    -------    --------   --------
Balance at December 31, 1997........   50,000      5,000     80,000      8,000     10,000      1,000
Shares of Series D issued...........       --         --         --         --         --         --     228,570     22,857
Accrual of Series D dividends.......       --         --         --         --         --         --          --        329
                                      -------    -------    -------    -------    -------    -------    --------   --------
Balance at December 31, 1998........   50,000      5,000     80,000      8,000     10,000      1,000     228,570     23,186

Accrual of Series D dividends.......       --         --         --         --         --         --          --        549

Conversion to common stock in
  connection with initial public
  offering..........................  (50,000)    (5,000)   (80,000)    (8,000)   (10,000)    (1,000)   (228,570)   (23,735)
                                      -------    -------    -------    -------    -------    -------    --------   --------

Balance at October 2, 1999..........       --    $    --         --    $    --         --    $    --          --   $     --
                                      =======    =======    =======    =======    =======    =======    ========   ========

                                             TOTAL
                                      -------------------
                                       SHARES     AMOUNT
                                      --------   --------
Shares of Series A issued...........    50,000   $  5,000
Accrual of Series A dividends.......        --        203
                                      --------   --------
Balance at December 31, 1996........    50,000      5,203
Shares of Series B issued...........    80,000      8,000
Shares of Series C issued...........    10,000      1,000
Accrual of Series A dividends.......        --        157
Payment of Series A dividends.......        --       (360)
                                      --------   --------
Balance at December 31, 1997........   140,000     14,000
Shares of Series D issued...........   228,570     22,857
Accrual of Series D dividends.......        --        329
                                      --------   --------
Balance at December 31, 1998........   368,570     37,186
Accrual of Series D dividends.......        --        549
Conversion to common stock in
  connection with initial public
  offering..........................  (368,570)   (37,735)
                                      --------   --------
Balance at October 2, 1999..........        --   $     --
                                      ========   ========

    At December 31, 1996, the Company had issued and outstanding 50,000 shares of Series A redeemable cumulative convertible preferred stock, $1.00 par value, (the "Series A") which entitled its holders to cumulative dividend rights payable in either cash, shares of Series A or shares of common stock.

    During 1997, the Company amended its certificate of incorporation to amend the rights of the Series A and to create two new series of redeemable convertible preferred stock, designated as Series B (the "Series B") and Series C (the "Series C"). The Company is authorized to issue up to 100,000 shares of each of these series of preferred stock, and each series has a par value of $1.00 per share. These series of preferred stock are not cumulative as to dividends. In connection with the amendment, the Company made a cash payment of approximately $360 representing the total accrued dividends due to the holders of the Series A, of which $203 and $157 of dividends were accrued during the years ended December 31, 1996 and 1997, respectively. In addition, the Company issued 80,000 and 10,000 shares of Series B and Series C, respectively, for gross proceeds of $8,000 and $1,000, respectively.

    During 1998, the Company amended its certificate of incorporation to amend certain terms of Series A, Series B and Series C and authorize the issuance of up to 380,000 shares of preferred stock

                              STREAMLINE.COM, INC.

          (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE PERIODS ENDED SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

7. REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)

designated as Series D. In September 1998, the Company issued 228,570 shares of Series D at $100 per share resulting in gross proceeds of $22,857.

    All outstanding shares of redeemable convertible preferred stock were converted into common stock upon the closing of the Company's initial public offering on June 17, 1999. Shares of redeemable convertible preferred stock for all Series, while outstanding, were subject to the following rights and privileges:

REDEMPTION

    The Company was required to redeem each series of preferred stock in the amount of $100 per share plus accumulated and unpaid dividends in two equal annual installments commencing on the fifth anniversary upon request by holders of at least two-thirds of such series of preferred stock. Each holder of preferred stock could elect immediate redemption upon the sale of substantially all of the Company's capital stock or assets to a third party. Additionally, a holder of Series D could elect redemption if the Company has violated certain covenants. However, stockholders were not entitled to elect redemption if that holder or a Director nominated by the holder voted its shares in favor of the sale. As of December 31, 1998, future redemption requirements for the preferred stock were $2,500, $7,000, $16,093, and $11,593 in the years ended December 31, 2001, 2002, 2003 and 2004 respectively, plus additional accrued dividends.

LIQUIDATION

    In the event of any liquidation, dissolution, or winding-up of the Company, the holders of the Series D were entitled to a liquidation preference of up to $100 per share plus all accrued but unpaid dividends before any payments are made to the holders of the Series A, Series B or Series C. After payments to the Series D stockholders, the holders of the Series A, Series B or Series C were entitled to receive a liquidation payment of $100 per share and any accumulated and unpaid dividends. Any assets remaining after such liquidation payment to the preferred stockholders would be available for distribution ratably to common stockholders.

DIVIDENDS

    The holders of Series D were entitled to cumulative dividend rights at a rate of 5% per annum of the Series D liquidation preference. The dividend rights would be payable in cash, as an addition to the liquidation preference or an issuance of Series D shares at the discretion of the Company or any combination of the foregoing. Series D accumulated dividends were to be paid before dividends or distributions were made to the holders of the Series A, Series B or Series C. The Company would pay a dividend or distribution on the same terms and at the same or equivalent rate on each share of Series A, Series B, Series C and Series D whenever a dividend or distribution was declared or paid on any shares of the common stock. At December 31, 1998, Series D stockholders were entitled to cumulative dividends in arrears of approximately $329. Accrued dividends of $878 were converted to 218,387 shares of common stock in June 1999 in connection with the Company's initial public offering.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

7. REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)

CONVERSION

    The number of shares of common stock into which the Series A, Series B, Series C and Series D were convertible was determined by multiplying each share by the quotient of $100 divided by the conversion price as follows:
Series A--approximately $2.04 per share; Series B and C--$7.00 per share; Series D--$4.00 share. All unpaid dividends were to be paid upon conversion.

    Each share of Series A, Series B and Series C was convertible into the Company's common stock at the option of the holder at any time prior to redemption, or would be automatically converted upon the closing of a public offering of the Company's common stock resulting in a price of at least $8.00 per share and gross proceeds of at least $25,000, subject to anti-dilution provisions.

    Each share of Series D was convertible into the Company's common stock at the option of the holder at any time after the earlier of a conversion event or March 18, 2000. A conversion event includes any transaction that would be deemed a liquidation, Mr. DeMello's ceasing to be an officer, director or consultant of the Company, certain actions by the Company without a prior affirmative vote by a majority of the Series D stockholders, a change in persons constituting the majority of the board of directors or a material adverse change in the Company's business. Each Series D share would be automatically converted upon the closing of the first sale of a public offering resulting in at least $25,000 of gross proceeds for at least $8.00 per share provided that an investment banker delivers an opinion that deems the conversion is necessary to facilitate a successful public offering, or upon a sale of the Company's assets to a third party. In connection with the Company's initial public offering, all of the shares of Series A, Series B, Series C and Series D redeemable convertible preferred stock ("Preferred Stock") and accrued dividends on the Series D Preferred Stock were converted into 9,673,109 shares of common stock. See subsequent event note 14.

VOTING

    Holders of Series A, Series B, Series C and Series D did not have voting rights but holders of Series A and Series C, voting together, and holders of Series B, voting separately, have the right to elect one director of the Company, or in lieu thereof, one individual as an observer at all meetings of the Company's board of directors. Holders of Series D had the right to elect one director of the Company and one individual as an observer at all meetings of the Company's board of directors. The Company was required to request the consent of the Series D stockholders before engaging in certain activities such as the modification of the rights of the Series D stockholders, a merger or acquisition, the declaration of dividends for all capital stock and the issuance of common stock at a price less than $7.00 per share and more than $4.00 per share.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

8. STOCKHOLDERS' EQUITY

COMMON STOCK AND PREFERRED STOCK

    The holders of common stock are entitled to one vote for each share held at all meetings of the stockholders. Dividends on common stock may be paid out of lawfully available funds as and when determined by the board of directors, subject to any preferential dividend rights of preferred shareholders. In
April 1999, the Company's board of directors adopted, and the stockholders approved, effective upon the closing of an initial public offering, an increase in the authorized capital stock of the Company to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, each having a par value of $0.01 per share. The board of directors is authorized, without further stockholder approval, to fix or alter the relative rights, preferences, qualifications, limitations or restrictions thereof, including any dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series.

TREASURY STOCK

    During 1997, the Company repurchased 29,000 shares of its common stock from certain employees and directors of the Company for a total of approximately $203. During 1998, the Company received 5,000 shares of common stock as consideration for payment of a $35 employee note receivable.

STOCK SPLIT

    On April 8, 1999, the board of directors declared a 1-for-2 reverse stock split of common stock. All common shares and per share amounts in the consolidated financial statements and related footnotes have been restated to reflect the effect of the reverse stock split for all periods presented.

9. STOCK OPTION PLAN AND EMPLOYEE STOCK PURCHASE PLAN

STOCK OPTION PLANS

    On June 10, 1993, the Company adopted two stock option plans. The 1993 Employee Option Plan ("Employee Plan") initially allowed for the granting of 202,750 shares of either statutory or non-statutory options as defined by
Section 422 of the Internal Revenue Code. As of December 31, 1998, the Company has authorized 1,500,000 shares to be issued in connection with the Employee Plan. As of December 31, 1998 and October 2, 1999, there were approximately 882,500 and 690,900 shares available for future grants under the Employee Plan, respectively. In April 1999, the Company increased the number of authorized shares to be issued under this plan to 2,500,000.

    The Director Option Plan ("Director Option Plan") allows for the granting of shares of non-statutory options and is not intended to meet the requirements of Internal Revenue Code Section 422. An aggregate of 125,000 shares of common stock has been reserved for issuance upon the exercise of options available under the Director Option Plan. As of December 31, 1998, and October 2, 1999 there were approximately 37,500 shares available for future grants under the Director Option Plan. In April 1999, the Company increased the number of authorized shares to be issued under this

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

9. STOCK OPTION PLAN AND EMPLOYEE STOCK PURCHASE PLAN (CONTINUED)

plan to 250,000. In May 1999, the Company increased the number of authorized shares to be issued under this plan to 400,000.

    Options are generally granted at a price established by the board of directors to be not less than the fair market value of the stock on the date of grant. The options vest at various rates over periods up to three years and expire up to ten years from the grant date for the Employee Option Plan and five years from the grant date for the Director Option Plan.

    The Company has adopted the disclosure only provisions of SFAS No. 123. Accordingly, no compensation cost has been recognized for stock options granted at or above fair value. Had compensation cost been determined based on the fair value at the grant dates for awards in 1996, 1997 and 1998 consistent with the provisions of SFAS No. 123, the Company's pro forma net loss attributable to common stockholders and pro forma basic and diluted net loss per common share for fiscal 1996, 1997 and 1998 would have been as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1996       1997       1998
                                                              --------   --------   --------
Net loss attributable to common stockholders
  As reported...............................................  $(2,049)   $(8,471)   $(11,702)
  Pro forma.................................................   (2,105)    (8,554)    (11,783)
Basic and diluted net loss per common share
  As reported...............................................  $ (0.62)   $ (2.47)   $  (3.32)
  Pro forma.................................................    (0.64)     (2.50)      (3.35)

    The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model to apply the minimum value method with the following assumptions for grants in 1996, 1997 and 1998: no dividend yield; no volatility; risk-free interest rates of 6.1% in 1996, 5.6% for 1997, 5.3% for 1998, and expected lives of five years for the Employee Plan and three years for the Directors Plan. The weighted average fair value of options granted was $0.31, $0.45, and $0.14 per share for the years ended December 31, 1996, 1997 and 1998, respectively. All options granted during the years ended December 31, 1996, 1997 and 1998 were issued at exercise prices in excess of the fair market value of the common stock.

    Because the determination of the fair value of all options granted includes vesting periods over several years and additional option grants may be made each year, future effects on reported pro forma net income or net loss may differ from the above pro forma disclosures.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

9. STOCK OPTION PLAN AND EMPLOYEE STOCK PURCHASE PLAN (CONTINUED)

    The following table summarizes the activity in the Company's option plans at December 31, 1996, 1997 and 1998 and October 2, 1999, and changes during the periods then ended:

                                                           DECEMBER 31,
                                  ---------------------------------------------------------------
                                         1996                  1997                  1998             OCTOBER 2, 1999
                                  -------------------   -------------------   -------------------   --------------------
                                             WEIGHTED              WEIGHTED              WEIGHTED               WEIGHTED
                                             AVERAGE               AVERAGE               AVERAGE                AVERAGE
                                             EXERCISE              EXERCISE              EXERCISE               EXERCISE
                                   SHARES     PRICE      SHARES     PRICE      SHARES     PRICE      SHARES      PRICE
                                  --------   --------   --------   --------   --------   --------   ---------   --------
Outstanding at beginning of
  period........................  273,500     $ 1.60    450,500     $1.76      726,750    $2.84       593,000    $3.88
Granted.........................  180,000       2.00    398,750      3.62      119,750     6.76     1,318,745     8.34
Exercised.......................       --         --    (77,550)     1.16      (34,583)    1.80       (26,666)    3.10
Forfeited.......................   (3,000)      1.80    (44,950)     1.80     (218,917)    2.30      (145,584)    7.95
                                  -------     ------    -------     -----     --------    -----     ---------    -----
Outstanding at end of period....  450,500     $ 1.76    726,750     $2.84      593,000    $3.88     1,739,495    $6.93
                                  =======     ======    =======     =====     ========    =====     =========    =====
Options exercisable at end of
  period........................  151,000     $ 1.44    162,250     $1.84      307,415    $2.80       416,767    $3.56
                                  =======     ======    =======     =====     ========    =====     =========    =====

    The following table summarizes information about stock options outstanding at December 31, 1998:

                                         TOTAL NUMBER   WEIGHTED AVERAGE    NUMBER OF
                                          OF OPTIONS       REMAINING         OPTIONS
EXERCISE PRICE                           OUTSTANDING    CONTRACTUAL LIFE   EXERCISABLE
--------------                           ------------   ----------------   -----------
$1.50..................................      12,500              4.5          12,500
$1.80..................................     142,000              6.2         129,500
$2.04..................................     212,500              7.7         110,583
$4.00..................................       2,000              9.8             666
$7.00..................................     224,000              9.0          54,166
$10.00.................................          --               --              --
                                            -------        ---------         -------
                                            593,000        7.8 years         307,415
                                            =======        =========         =======

EMPLOYEE STOCK PURCHASE PLAN

    In April 1999, the Company's board of directors and stockholders approved the 1999 Employee Stock Purchase Plan (the "1999 Purchase Plan"). The Company has reserved 250,000 shares of common stock for issuance under the 1999 Purchase Plan.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

10. COMMON STOCK WARRANTS

    The following table summarizes the activity related to warrants at December 31, 1996, 1997 and 1998, and October 2, 1999 and changes during the periods then ended:

                                                             DECEMBER 31,
                                    ---------------------------------------------------------------
                                           1996                  1997                  1998             OCTOBER 2, 1999
                                    -------------------   -------------------   -------------------   -------------------
                                               WEIGHTED              WEIGHTED              WEIGHTED              WEIGHTED
                                               AVERAGE               AVERAGE               AVERAGE               AVERAGE
                                               EXERCISE              EXERCISE              EXERCISE              EXERCISE
                                     SHARES     PRICE      SHARES     PRICE      SHARES     PRICE      SHARES     PRICE
                                    --------   --------   --------   --------   --------   --------   --------   --------
Outstanding at beginning of
  period..........................   22,500     $ 1.80     50,000     $1.93      435,714    $5.28     788,714     $5.67
  Granted.........................   27,500       2.04    385,714      5.72      553,000     6.46      75,000      7.00
  Exercised.......................       --         --         --        --           --       --     (10,000)     2.04
  Cancelled.......................       --         --         --        --     (200,000)    7.00     (75,000)     7.00
                                     ------     ------    -------     -----     --------    -----     -------     -----

  Outstanding at end of period....   50,000     $ 1.93    435,714     $5.28      788,714    $5.67     778,714     $5.72
                                     ======     ======    =======     =====     ========    =====     =======     =====

  Warrants exercisable at end of
    period........................   22,500     $ 1.80    193,929     $3.84      681,571    $5.46     671,571     $5.51
                                     ======     ======    =======     =====     ========    =====     =======     =====

    The weighted average fair value of warrants granted in 1996 was based upon an estimated value of $2.04. The weighted average fair value of warrants granted during 1997 and 1998 estimated on the date of grant using the Black-Scholes option-pricing model was $2.74 and $1.82, respectively. The fair value was estimated using an expected volatility of 50% in 1997 and 80% in 1998, risk free rates of 5.8% to 6.3% in 1997 and 4.1% to 5.5% in 1998 and the contractual term of the warrant.

    The following table summarizes information about warrants outstanding at December 31, 1998:

                                                             WEIGHTED
                                                 TOTAL        AVERAGE
                                                NUMBER       REMAINING     NUMBER OF
                                              OF WARRANTS   CONTRACTUAL    WARRANTS
EXERCISE PRICE                                OUTSTANDING      LIFE       EXERCISABLE
--------------                                -----------   -----------   -----------
$1.80.......................................     22,500            2.0       22,500
 2.04.......................................    127,500            4.7      127,500
 4.00.......................................    100,000            5.0      100,000
 7.00.......................................    538,714            4.1      431,572
                                                -------     ----------      -------
                                                788,714      4.2 years      681,572
                                                =======     ==========      =======

    During 1996, the Company issued warrants for the purchase of a total of 27,500 shares of common stock at an exercise price of $2.04 per share with an expiration date of 2001 in exchange for services provided to the Company. The Company recorded the fair value of these warrants as consulting expense.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

10. COMMON STOCK WARRANTS (CONTINUED)

    During 1997, the Company issued warrants for the purchase of a total of 385,714 shares of its common stock at exercise prices ranging from $2.04--$7.00 per share and expiration dates from 2001 through 2007. These warrants were principally issued in lieu of cash consideration for services provided to the Company. Certain of these warrants were issued with immediate vesting while some of the warrants had vesting that was contingent on additional services being provided. In 1997, in connection with the issuance of these warrants, the Company recorded $330 of technology systems and development costs, $281 of capitalized software and $77 of deferred financing costs based upon the appraised value of the warrants at the date of grant. As of December 31, 1997, approximately 214,500 of these warrants were subject to vesting upon certain conditions and are subject to adjustment until the measurement date is reached. In 1998, the remeasurement of these warrants resulted in the Company reducing capitalized software recorded in 1997 by approximately $67. As of December 31, 1998, 107,143 warrants granted in 1997 were subject to vesting upon certain future events and no significant value has been ascribed to these unvested warrants.

    During 1998, the Company issued warrants for the purchase of a total of 553,000 shares of its common stock at exercise prices ranging from $4.00--$7.00 per shares as described below.

    Warrants for the purchase of 425,000 common shares were issued in connection with the Discount Notes at an exercise price of $7.00 per share. These warrants expire upon the earlier of April 15, 2005 or five years after a public offering by the Company raising at least $25,000. In connection with the repayment of the Discount Notes, the Company modified the terms of the warrants issued in association with this debt such that the remaining unvested warrants to purchase 200,000 shares of the common stock expired immediately in exchange for the issuance 5,000 shares of common stock for $0.1. (See Note 5).

    In addition, the Company issued warrants for the purchase of a total of 100,000 shares of its common stock at an exercise price of $4.00 per share with an expiration date in 2003 in exchange for services provided to the Company. (See Note 6.)

    The Company issued warrants for the purchase of 28,000 shares of common stock at an exercise price of $7.00 per share which are all vested as of December 31, 1998. These warrants expire in 2001. These warrants were principally issued in lieu of cash consideration for services provided to the Company. The Company recorded approximately $33 to capitalized software for the fair value of the warrants.

    In April 1999, the Company issued warrants for the purchase of 75,000 shares of common stock at an exercise price of $7.00 per share in connection with a financing commitment by a current stockholder. The stockholder agreed to provide the Company with financing of up to $10,000 upon request, however, the financing commitment terminated upon the closing of the initial public offering. See footnote 14 subsequent events.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

11. COMMITMENTS AND CONTINGENCIES

LEASE OBLIGATIONS

    The Company leases its facilities and certain equipment under noncancellable leases. Future minimum lease obligations at December 31, 1998 are as follows:

                                                             OPERATING   CAPITAL
YEAR ENDING DECEMBER 31,                                      LEASES      LEASES
------------------------                                     ---------   --------
1999.......................................................   $  924       $294
2000.......................................................      799        221
2001.......................................................      483        115
2002.......................................................      495         80
2003.......................................................      508         12
Thereafter.................................................    2,068         --
                                                              ------       ----
Total future payments......................................   $5,277        722
                                                              ======       ----

Less: amount representing interest.........................                 105
                                                                           ----
Present value of capital leases............................                $617
                                                                           ====

    All capital lease obligations are fully collateralized by the equipment and are at interest rates ranging from 7% to 18%.

    Total rent expense for the years ended December 31, 1996, 1997 and 1998 was approximately $299, $639 and $948, respectively.

12. INCOME TAXES

    The components of the income tax provision (benefit) are as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                     ------------------------------
                                                       1996       1997       1998
                                                     --------   --------   --------
Deferred provision
Federal............................................   $(628)    $(2,827)   $(3,867)
State..............................................    (116)       (521)      (713)
Change in valuation allowance......................     744       3,348      4,396
Other..............................................      --          --        184
                                                      -----     -------    -------
  Total provision..................................   $  --     $    --    $    --
                                                      =====     =======    =======

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are approximately $4,809 and $9,205 as of December 31, 1997 and 1998, respectively, which are primarily related to net operating losses. Realization of total deferred tax assets is contingent upon the generation of future taxable income. Due to the uncertainty of realization of

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

12. INCOME TAXES (CONTINUED)

these tax benefits, the Company has provided a valuation allowance for the full amount of its deferred tax assets.

    As of December 31, 1998, the Company had federal and state net operating loss carryforwards of approximately $22,600 and state net operating losses of approximately $22,400. The federal and state net operating loss carryforwards begin to expire in 2008 and 1999, respectively.

    Under the provisions of the Internal Revenue Code, certain substantial changes in the Company's ownership may have limited, or may limit in the future, the amount of net operating loss carryforwards which could be utilized annually to offset future taxable income and income tax liability. The amount of any annual limitation is determined based upon the Company's value prior to an ownership change.

13. RETIREMENT SAVINGS PLAN

    In 1997, the Company adopted the Streamline 401(k) Plan (the "Plan") for its employees, which has been qualified under Section 401(k) of the Internal Revenue Code. Eligible employees are permitted to contribute to the Plan through payroll deductions within statutory limitations and subject to any limitations included in the Plan. To date, the Company has made no contributions to the Plan.

14. SUBSEQUENT EVENTS

    In June 1999, the Company completed an initial public offering of its common stock (the "IPO"). A total of 4,998,482 shares of the Company's common stock were sold at a price of $10.00 per share, including the exercise of the underwriter's over-allotment option in July 1999, generating gross offering proceeds of approximately $50,000. After deducting $5,000 in underwriting discounts and other related expenses, the net proceeds to the Company were approximately $45,000. Concurrent with the IPO, all of the shares of Series A, Series B, Series C and Series D redeemable convertible preferred stock ("Preferred Stock") and accrued dividends on the Series D Preferred Stock were converted into 9,673,109 shares of Streamline's common stock.

    In April 1999, the Company issued warrants for the purchase of 75,000 shares of common stock at an exercise price of $7.00 per share in connection with a financing commitment by a current stockholder. The Company recorded approximately $472 of deferred financing costs for the estimated fair value of the warrant. The fair value was calculated using the Black-Scholes option pricing model utilizing a common stock fair value of $10.00 per share, the offering price of the common stock in the initial public offering. In
June 1999, the stockholder agreed to rescind all of its rights pursuant to this warrant, effective as of the closing of the initial public offering. In connection with this recission, the Company reversed the remaining unamortized deferred financing costs of approximately $387 at the time of the initial public offering.

    As of October 2, 1999, the Company began reporting its earnings on a retail calendar, using four 13-week periods. The Company's year end will be on the Saturday closest to the 31st day of December. This change would not have had a material impact on prior reported results.

                              STREAMLINE.COM, INC.

        (INFORMATION AS OF OCTOBER 2, 1999 AND FOR THE NINE MONTHS ENDED
          SEPTEMBER 30, 1998 AND OCTOBER 2, 1999 HAS NOT BEEN AUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

14. SUBSEQUENT EVENTS (CONTINUED)

    On October 18, 1999, the Company signed a merger agreement with Beacon Home Direct d/b/a Scotty's Home Market. The transaction, which is subject to shareholder approval, regulatory approval, and other typical conditions is expected to be completed in early 2000 and to be accounted for as a pooling of interests. Under the terms of the agreement the Company expects to issue
4.3 million shares to acquire all of the outstanding shares and equity interests of Beacon Home Direct.

    On October 27, 1999, the Company entered into a ten-year lease agreement for a 102,000 square foot distribution facility commencing on the later of April 1, 2000 or sixty days following substantial completion of the building. The agreement requires payments, including rent and certain operating expenses of $66 per month.

                            BEACON HOME DIRECT, INC.
                           D/B/A SCOTTY'S HOME MARKET
                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Report of Independent Accountants...........................   F-27
Balance Sheets at December 31, 1997 and 1998 and September
  30, 1999 (unaudited)......................................   F-28
Statements of Operations for the years ended December 31,
  1996 (unaudited), 1997 and 1998 and the nine months ended
  September 30, 1998 and 1999 (unaudited)...................   F-29
Statements of Stockholders' Equity (Deficit) for the years
  ended December 31, 1996 (unaudited), 1997 and 1998 and the
  nine months ended September 30, 1999 (unaudited)..........   F-30
Statements of Cash Flows for the years ended December 31,
  1996 (unaudited), 1997 and 1998 and the nine months ended
  September 30, 1998 and 1999 (unaudited)...................   F-31
Notes to Financial Statements...............................   F-32

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheets of BEACON HOME DIRECT, INC. (an Illinois corporation) d/b/a Scotty's Home Market as of December 31, 1998 and 1997, and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require us to plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation of the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beacon Home Direct, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago Illinois
November 11, 1999

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                                 BALANCE SHEETS

                                                                 DECEMBER 31,          SEPTEMBER 30,
                                                              1997          1998           1999
                                                           -----------   -----------   -------------
                                                                                         (NOTE 2)
                                                                                        (UNAUDITED)
                                               ASSETS
Current assets:
  Cash and cash equivalents..............................  $       673   $ 7,240,405   $  1,022,961
  Accounts receivable....................................       13,641        13,990         49,093
  Inventory..............................................      208,925       326,960        384,547
  Prepaid expenses and other current assets..............       80,850       155,855        144,520
                                                           -----------   -----------   ------------
        Total current assets.............................      304,089     7,737,210      1,601,121

  Property and equipment, net............................      534,193       404,908      2,031,490
  Purchased and capitalized software, net................       48,166       208,423      1,133,204
  Goodwill, net of accumulated amortization..............      120,539        94,668         88,494
  Other assets, net......................................       31,959       103,519      4,141,078
                                                           -----------   -----------   ------------
        Total assets.....................................  $ 1,038,946   $ 8,548,728   $  8,995,387
                                                           ===========   ===========   ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Capital lease obligations..............................  $    21,409   $    87,009   $    276,799
  Accounts payable.......................................      170,650        85,443        129,955
  Accrued expenses.......................................      175,573       731,408      1,081,059
  Notes payable..........................................      692,574            --      2,925,825
                                                           -----------   -----------   ------------
        Total current liabilities........................    1,060,206       903,860      4,413,638
                                                           -----------   -----------   ------------
Long-term portion of capital lease obligations...........       39,474       108,652      1,076,786
Stockholders' equity (deficit):
  Common stock, no par value;
    Authorized: 20,000,000 at December 31, 1997, December
      31, 1998, and September 30, 1999
    Issued and outstanding: 3,980,434 shares issued and
      outstanding at December 31, 1997, 5,442,384 shares
      issued and outstanding at December 31, 1998 and
      5,524,884 issued and outstanding at September 30,
      1999...............................................    2,778,375     4,706,603      4,798,178
  Convertible redeemable Series A cumulative preferred
    stock, $0.001 par value;
    Authorized: none at December 31, 1997, 50,000 at
      December 31, 1998 and September 30, 1999
    Issued and outstanding: none issued and outstanding
      at December 31, 1997, 10,000 issued and outstanding
      at December 31, 1998 and and September 30, 1999....           --     9,414,069      9,788,979
  Additional paid-in capital.............................       11,142        21,393         21,393
  Warrants...............................................       40,000        43,904        380,650
  Accumulated deficit....................................   (2,890,251)   (6,649,753)   (11,484,237)
                                                           -----------   -----------   ------------
        Total stockholders' equity (deficit).............      (60,734)    7,536,216      3,504,963
                                                           -----------   -----------   ------------
        Total liabilities and stockholders' equity
          (deficit)......................................  $ 1,038,946   $ 8,548,728   $  8,995,387
                                                           ===========   ===========   ============

   The accompanying notes are an integral part of these financial statements.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                            STATEMENTS OF OPERATIONS

                                                                                        NINE MONTHS ENDED
                                                  YEAR ENDED DECEMBER 31,                 SEPTEMBER 30,
                                          ---------------------------------------   -------------------------
                                             1996          1997          1998          1998          1999
                                          -----------   -----------   -----------   -----------   -----------
                                           (NOTE 2)                                         (NOTE 2)
                                          (UNAUDITED)                                      (UNAUDITED)
Revenue:
  Product and service revenue, net......  $2,495,593    $ 3,767,034   $ 5,429,990   $ 3,825,134   $ 5,211,902
  Delivery fees.........................      71,972        112,734       151,864       107,823       115,877
                                          ----------    -----------   -----------   -----------   -----------
Total revenue...........................   2,567,565      3,879,768     5,581,854     3,932,957     5,327,779

Operating expenses:
  Cost of revenue.......................   1,929,802      2,854,638     3,972,863     2,832,276     3,655,215
  Fulfillment center operations.........   1,048,002      1,382,480     2,323,830     1,296,834     1,780,904
  Sales and marketing...................     157,429        323,046       699,951       514,529     1,501,988
  Technology systems and development....      63,247        292,566       498,282       302,101       490,487
  General and administrative............     110,390        950,826     1,762,755     1,047,224     2,424,378
                                          ----------    -----------   -----------   -----------   -----------

Total operating expenses................   3,308,870      5,803,556     9,257,681     5,992,964     9,852,972
                                          ----------    -----------   -----------   -----------   -----------

  Loss from operations..................    (741,305)    (1,923,788)   (3,675,827)   (2,060,007)   (4,525,193)
Other income (expense):
  Interest income.......................      11,559          4,487        89,239         6,853       147,086
  Interest expense......................      (3,465)       (20,262)      (56,715)      (52,273)      (83,975)
  Other.................................          --             --         1,609         1,355         2,601
                                          ----------    -----------   -----------   -----------   -----------

Total other income (expense), net.......       8,094        (15,775)       34,133       (44,065)       65,712
                                          ----------    -----------   -----------   -----------   -----------
Net loss................................  $ (733,211)   $(1,939,563)  $(3,641,694)  $(2,104,072)  $(4,459,481)
                                          ==========    ===========   ===========   ===========   ===========

Dividends on preferred stock............          --             --       117,808            --       375,003
                                          ----------    -----------   -----------   -----------   -----------

Net loss attributable to common
  stockholders..........................  $ (733,211)   $(1,939,563)  $(3,759,502)  $(2,104,072)  $(4,834,484)
                                          ==========    ===========   ===========   ===========   ===========

Basic and diluted net loss per
  common share..........................  $    (0.26)   $     (0.50)  $     (0.77)  $     (0.45)  $     (0.89)
Shares used in computing basic and
  diluted net loss per common share.....   2,832,493      3,860,285     4,895,264     4,712,891     5,442,384

   The accompanying notes are an integral part of these financial statements.

                            BEACON HOME DIRECT, INC.
                           D/B/A SCOTTY'S HOME MARKET
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
   UNAUDITED AS OF DECEMBER 31, 1995 AND FOR THE YEAR ENDED DECEMBER 31, 1996
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                   CONVERTIBLE
                                                               REDEEMABLE SERIES A
                                                                    CUMULATIVE
                                         COMMON STOCK            PREFERRED STOCK
                                    -----------------------   ----------------------   ADDITIONAL
                                                   NO PAR                 $0.001 PAR    PAID-IN                 NOTE RECEIVABLE
                                      SHARES       VALUE       SHARES       VALUE       CAPITAL     WARRANTS    FROM SHAREHOLDER
                                    ----------   ----------   ---------   ----------   ----------   ---------   ----------------
Balance, December 31, 1995........   2,000,000   $1,162,655                                         $ 40,000      $   (300,000)
Sale of common stock..............   1,619,988    1,199,720
Net loss..........................
                                    ----------   ----------   ---------   ----------   ----------   ---------     ------------
Balance, December 31, 1996........   3,619,988    2,362,375                                           40,000          (300,000)
Sale of common stock..............     360,446      416,000
Issuance of options for the
  purchase of common stock in
  exchange for goods and
  services........................                                                        11,142
Forgiveness of note receivable....                                                                                     300,000
Net loss..........................
                                    ----------   ----------   ---------   ----------   ----------   ---------     ------------
Balance, December 31, 1997........   3,980,434    2,778,375                               11,142      40,000                --
Dividends on preferred stock......                                          117,808
Exercise of warrants..............     150,000      111,500
Issuance of options and warrants
  for the
  purchase of common stock........                                                        10,251       3,904
Sale of common and preferred
  stock...........................   1,311,950    1,816,728      10,000   9,296,261
Net loss..........................
                                    ----------   ----------   ---------   ----------   ----------   ---------     ------------
Balance, December 31, 1998........   5,442,384    4,706,603      10,000   9,414,069       21,393      43,904
Options exercised.................      82,500       91,575
Issuance expenses.................                                              (93)
Dividends on preferred stock......                                          375,003
Measurement of warrant for the
  purchase of common stock........                                                                   336,746
Net loss..........................
                                    ----------   ----------   ---------   ----------   ----------   ---------     ------------
Balance, September 30, 1999.......   5,524,884   $4,798,178      10,000   $9,788,979   $  21,393    $380,650
                                    ==========   ==========   =========   ==========   ==========   =========     ============


                                                        TOTAL
                                    ACCUMULATED     STOCKHOLDERS'
                                      DEFICIT      EQUITY (DEFICIT)
                                    ------------   ----------------
Balance, December 31, 1995........  $  (217,477)      $   685,178
Sale of common stock..............                      1,199,720
Net loss..........................     (733,211)         (733,211)
                                    ------------      -----------
Balance, December 31, 1996........     (950,688)        1,151,687
Sale of common stock..............                        416,000
Issuance of options for the
  purchase of common stock in
  exchange for goods and
  services........................                         11,142
Forgiveness of note receivable....                        300,000
Net loss..........................   (1,939,563)       (1,939,563)
                                    ------------      -----------
Balance, December 31, 1997........   (2,890,251)          (60,734)
Dividends on preferred stock......     (117,808)
Exercise of warrants..............                        111,500
Issuance of options and warrants
  for the
  purchase of common stock........                         14,155
Sale of common and preferred
  stock...........................                     11,112,989
Net loss..........................   (3,641,694)       (3,641,694)
                                    ------------      -----------
Balance, December 31, 1998........   (6,649,753)        7,536,216
Options exercised.................                         91,575
Issuance expenses.................                            (93)
Dividends on preferred stock......     (375,003)               --
Measurement of warrant for the
  purchase of common stock........                        336,746
Net loss..........................   (4,459,481)       (4,459,481)
                                    ------------      -----------
Balance, September 30, 1999.......  $(11,484,237)     $ 3,504,963
                                    ============      ===========

   The accompanying notes are an integral part of these financial statements.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                            STATEMENTS OF CASH FLOWS

                                                                                             NINE MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                 SEPTEMBER 30,
                                               ---------------------------------------   -------------------------
                                                  1996          1997          1998          1998          1999
                                               -----------   -----------   -----------   -----------   -----------
                                                (NOTE 2)                                         (NOTE 2)
                                               (UNAUDITED)                                      (UNAUDITED)
Cash flows from operating activities:
  Net loss...................................  $ (733,211)   $(1,939,563)  $(3,641,694)  $(2,104,072)  $(4,459,481)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation and amortization............      70,443        132,430       169,097       121,427       208,609
    Non-cash loss and impairment on
      fixed assets...........................      12,474         10,543       324,909         4,909         7,124
    Amortization of goodwill and other
      assets.................................      14,604         14,544        25,871        10,908         6,174
    Non-cash charge relating to forgiveness
      of note receivable from shareholder....          --        300,000
    Non-cash charge for options and
      warrants...............................          --         11,142        10,251                     336,746
    Changes in assets and liabilities
      Accounts receivable....................      (6,205)        (4,660)         (349)       (2,849)      (35,103)
      Inventory..............................     (69,535)       (12,716)     (118,035)        5,119       (57,587)
      Prepaid expenses and other current
        assets...............................     (82,792)        17,440       (75,005)      (37,101)       11,335
      Other assets...........................      (2,036)        (8,573)      (71,560)      (62,597)   (4,037,559)
      Accounts payable.......................      (5,360)        78,404       (85,207)      (47,878)       44,512
      Accrued expenses.......................      12,929        140,700       555,835       225,838       349,651
                                               ----------    -----------   -----------   -----------   -----------

Net cash used in operating activities........    (788,689)    (1,260,309)   (2,905,887)   (1,886,296)   (7,625,579)
                                               ----------    -----------   -----------   -----------   -----------

Cash flows from investing activities:
  Purchases of property and equipment........    (268,251)      (113,639)     (171,344)     (135,655)     (530,388)
  Additions to purchased and
    capitalized software.....................     (34,983)       (27,000)     (181,950)     (165,861)     (976,623)
                                               ----------    -----------   -----------   -----------   -----------

Net cash used in investing activities........    (303,234)      (140,639)     (353,294)     (301,516)   (1,507,011)
                                               ----------    -----------   -----------   -----------   -----------

Cash flows from financing activities:
  Proceeds from sale of common stock, net of
    issuance costs...........................   1,199,720        416,000     1,816,728     1,816,728           (93)
  Proceeds from sale of preferred stock and
    warrant, net of issuance costs...........          --             --     9,300,165            --            --
  Proceeds from the exercise of warrants.....          --             --       111,500        56,000            --
  Proceeds from the exercise of stock
    options..................................          --             --            --            --        91,575
  Proceeds from notes payable................     125,000        730,574       925,719       875,719     2,925,825
  Payments on notes payable..................                   (163,000)   (1,618,293)     (534,574)           --
  Principal payments on capital lease
    obligations..............................      (6,620)       (19,591)      (36,906)      (24,812)     (102,161)
                                               ----------    -----------   -----------   -----------   -----------

Net cash provided by financing activities....   1,318,100        963,983    10,498,913     2,189,061     2,915,146
                                               ----------    -----------   -----------   -----------   -----------

Net increase (decrease) in cash and
  cash equivalents...........................     226,177       (436,965)    7,239,732         1,249    (6,217,444)
Cash and cash equivalents, beginning of
  period.....................................     211,461        437,638           673           673     7,240,405
                                               ----------    -----------   -----------   -----------   -----------
Cash and cash equivalents, end of period.....  $  437,638    $       673   $ 7,240,405   $     1,922   $ 1,022,961
                                               ==========    ===========   ===========   ===========   ===========

Supplemental disclosure of cash flow
  information:
  Cash paid for interest.....................  $    3,465    $    20,262   $    56,715   $    52,273   $    83,975
Supplemental non-cash transactions:
  Assets acquired with capital lease
    obligations..............................  $   87,091    $        --   $   181,684   $    52,167   $ 1,260,085

   The accompanying notes are an integral part of these financial statements.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                         NOTES TO FINANCIAL STATEMENTS

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

1. DESCRIPTION OF BUSINESS

    Beacon Home Direct, Inc. d/b/a/ Scotty's Home Market (the "Company") is an Illinois corporation and was incorporated in November 1994, and is the successor to a business originally founded in 1991. The Company is an interactive on-line grocery shopping and home delivery service that provides its customers time savings, convenience and personalized consumer direct services. The Company markets both branded and proprietary products for sale to its customers. All orders are fulfilled at the Company's distribution center, located in suburban Chicago, Illinois, and delivered to customers in the Company's own specialized fleet of delivery vehicles.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include highly liquid investments with original maturities of three months or less. The carrying amount of the Company's cash and cash equivalents approximates fair value because of the short maturity of those instruments.

INVENTORY

    The Company uses the first-in, first-out method for costing its inventory.

PROPERTY AND EQUIPMENT

    Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets. Major repairs, which extend the useful life of an asset, are charged to the property and equipment accounts. Routine maintenance and repairs are charged against earnings. The cost of property and equipment retired or sold and the related accumulated depreciation are removed from the accounts and any related gain or loss is included in earnings.

    Depreciation and amortization are provided over the following estimated service lives:

   ASSET DESCRIPTION         LIFE
-----------------------   ----------
Computer equipment         5 years
Furniture and fixtures    7-10 years
Refrigeration equipment   7-10 years
Vehicles                   5 years

    The cost and accumulated depreciation for equipment leased under capitalized leases are included in property and equipment. Depreciation is recorded over the life of the lease or the service life of the asset.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CAPITALIZED SOFTWARE DEVELOPMENT COSTS

    The costs of internally developed software are capitalized in accordance with Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and begins when the conceptual formulation, evaluation and testing of possible software project alternatives have been completed. Pilot projects and projects where expected future economic benefits are less than probable are not capitalized. Internally developed software costs include the cost of software licenses used in the development of the Company's systems, as well as payroll and consulting costs. Capitalized costs totaled $0 and $147,135 and $1,158,574 for the years ended December 31, 1997 and 1998, and for the nine months ended September 30, 1999, respectively.

GOODWILL

    Goodwill is being amortized on a straight-line basis over its estimated useful life of 15 years. Accumulated amortization as of December 31, 1997 and 1998 and September 30, 1999, was $20,580, $28,812 and $34,986, respectively. The
Company periodically evaluates the carrying value of goodwill for possible impairment based upon expected future undiscounted operating cash flows. Amortization expense for the years ended December 31, 1996, 1997 and 1998 and for the nine months ended September 30, 1998 and 1999 was $8,232, $8,232 and $8,232, $6,174 and $6,174, respectively.

INCOME TAXES

    Prior to October 6, 1998, the Company elected to be taxed as an S Corporation. As a result, income (loss) of the Company was taxable to the shareholders. On October 6, the Company's S Corporation status was terminated and the Company became a C Corporation. Income taxes are accounted for in accordance with the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

STOCK OPTION PLANS

    The Company accounts for its option plans in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." As such, compensation expense would be recorded on the date of grant only if the fair market value of the stock exceeded the exercise price. The Company provides pro forma disclosure of net income as required under Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments based on the fair value method of accounting.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

    Grocery sales are recognized when the grocery order is delivered to the customer. Grocery sales are recorded net of discounts of $6,920 in 1996, $117,930 in 1997, $142,343 in 1998, $106,065 for the nine months ended
September 30, 1998 and $109,391 for the nine months ended September 30, 1999. The delivery fee, if any, is also recognized at such time.

CONCENTRATION OF CREDIT RISK

    The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and temporary investments with high-quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit. Temporary investments are valued at the lower of cost or market and at the balance sheet dates approximate fair market value.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INTERIM FINANCIAL STATEMENTS

    The financial statements of the Company for the year ended December 31, 1996 and as of September 30, 1999 and for the nine months ended September 30, 1998 and 1999 and related footnote information are unaudited. All adjustments consisting only of normal recurring adjustments, have been made which, in the opinion of management, are necessary for a fair presentation of the interim financial information. Results of operations for the nine months ended
September 30, 1999 are not necessarily indicative of the results that may be expected for any future period.

3. RISKS AND UNCERTAINTIES AND MANAGEMENT PLANS

    The Company has incurred a net loss in each year since its founding and expects to incur operating losses over the near term. The Company's ability to achieve profitability will depend on several factors. These factors include obtaining additional customers, increasing the order fulfillment capacity by relocating to a new facility and hiring an adequate work force. No assurances can be given that the Company will achieve profitability. Management plans to complete the new facility construction during 1999, which will enable the Company to handle substantially more business than its current facility. Once the new facility is built and fully staffed, management plans on aggressively marketing its services throughout the Chicagoland area.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

3. RISKS AND UNCERTAINTIES AND MANAGEMENT PLANS (CONTINUED)

    The Company has historically funded its operating losses and capital investments primarily through equity capital obtained from private placement sale of its stock. Absent a merger with another company that can fund these requirements going forward, the Company anticipates additional private placement sale of its stock.

4. PROPERTY AND EQUIPMENT

    Property and equipment, net consists of the following:

                                                                 DECEMBER 31,
                                                              -------------------   SEPTEMBER 30,
                                                                1997       1998         1999
                                                              --------   --------   -------------
Computer equipment..........................................  $175,042   $183,364    $1,202,203
Furniture and fixtures......................................   186,645    116,466       756,035
Vehicles....................................................   220,816    215,351       234,319
Refrigeration equipment.....................................   154,191     13,845       120,138
                                                              --------   --------    ----------
                                                               736,694    529,026     2,312,695
Accumulated depreciation and amortization...................  (202,501)  (124,118)     (281,205)
                                                              --------   --------    ----------
                                                              $534,193   $404,908    $2,031,490
                                                              ========   ========    ==========

    At December 31, 1997 and 1998, and September 30, 1999, the costs of fixed assets held under capital leases and included above amounted to $87,091, $268,775 and $1,528,860, respectively, and accumulated amortization related to such assets amounted to $0, $20,624 and $70,112, respectively.

5. RELATED PARTY TRANSACTIONS

    For the years ended December 31, 1996, 1997 and 1998 and the nine months ended September 30, 1998 and 1999, the Company purchased $180,371, $320,307 and $538,852 and $383,370 and $393,078, respectively, of product from a vendor that is owned by a relative of a management employee and option holder of the Company.

    A director of the Company, who is also a shareholder, is employed by the Company's investment advisory firm. In October 1998, this firm was paid approximately $600,000 for fees relating to the sale of the Company's Series A preferred stock.

6. LINE OF CREDIT

    The Company has a line of credit arrangement with a bank that provides for maximum borrowings of $750,000 and $1,500,000 for the years ending December 31, 1997 and 1998 and $3,000,000 for the nine months ended September 30, 1999. Borrowings are secured by substantially all assets. Interest is at 0.25% above the prime interest rate (8.50% and 7.75% as of December 31, 1997 and 1998, respectively

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

6. LINE OF CREDIT (CONTINUED)

and 8.25% as of September 30, 1999). As of December 31, 1997 and 1998 and September 30, 1999, the Company's outstanding borrowings under the line of credit were $692,574 and $0 and $1,500,000, respectively. The Company was in compliance with all covenants on December 31, 1997 and 1998 and September 30, 1999.

7. INCOME TAXES

    As of December 31, 1998, the Company's federal and state tax net operating loss, generated since October 6, 1998, was approximately $981,000. The net operating loss expires in 2018. The Company has established a valuation allowance of $392,000 against the deferred tax asset associated with this net operating loss. The Company has also recorded a valuation allowance of approximately $215,000 against the deferred tax asset related to expenses associated with relocating the operations which are not currently deductible for tax purposes.

8. EQUITY

    On October 6, 1998, the Company received $10 million from an investor in exchange for 10,000 Series A preferred shares that grant the investor certain preferential rights and a nondetachable warrant to purchase 390,430 common shares at an exercise price, subject to adjustment, of $2.64 per share. The warrant vests based on the achievement of certain performance criteria by the investor. The warrant is exercisable after the vesting date until October 6, 2008, or the effective date of a registration statement. The preferred shares may be converted into the Company's common stock at the earlier of (a) April, 2000, or (b) a conversion event (e.g., merger, sale of assets), as defined. The number of common shares into which the Series A preferred stock is convertible is $10 million divided by the Series A conversion price (currently $2.64), as defined. The Series A preferred shareholders can require the corporation to purchase their shares at the redemption price, as defined, if a fundamental change, as defined (e.g., change in control, merger, sale of assets or change in the composition of the Board), occurs.

    Subsequent to October, 2001, the Company may redeem all the Series A preferred shares upon 60-day notice at the redemption price, as defined. Upon such notice, the Series A preferred shareholders have the right to convert their shares into common shares. An annual cumulative dividend of $50 per preferred share accrues to the benefit of Series A preferred shareholders, until such dividends are paid by the Board. The convertible redeemable Series A cumulative preferred stock balance on the accompanying balance sheets includes such accrued dividends. The purchase agreement with the investor contains covenants including restrictions on indebtedness, loans or advances and transactions with holders of more than 10% of the stock of the Company. The Company was in compliance with all covenants as of December 31, 1998 and September 30, 1999.

        The common stock entitles the holders to one vote per share. The Series A preferred shareholders have no voting rights.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

9. COMMON STOCK RESTRICTIONS

    The stock restriction agreement provides that prior to transferring shares, a shareholder must first notify the Company and other shareholders and give them the option to purchase the shares that are being offered to the third party. The purchase price of these shares would be the lesser of the price offered by the proposed transferee or the applicable book value per share (book value is defined as the difference between the Company's assets and liabilities as of the close of the applicable calendar year, but not less than $1.00). The agreement also states that if a shareholder involuntarily has to transfer his shares to a third party (i.e., due to bankruptcy, notice of a judgment against or other indebtedness of the shareholder, etc.), the shareholder must notify the Company in writing of his intent. The Company will have the option to purchase the shares before they could be transferred at the applicable book value per share.

10. STOCK OPTION PLAN

    In October, 1997, the Company adopted the Restated and Amended Beacon Home Direct, Inc. 1997 Stock Option Plan. As of September 30, 1999, 950,000 shares are reserved for issuance under the plan. The plan provides that awards may be granted to employees, officers, directors and certain consultants of the Company. Awards may consist of nonstatutory stock options and incentive stock options to purchase shares of the common stock. Incentive stock options generally vest over a three-year period and certain stock options vest immediately upon an initial public offering of the Company's common stock. The stock option grants generally expire 10 years after the date of grant. As of December 31, 1998 and September 30, 1999, there were approximately 331,910 and 125,610 shares available for future grants under the plan, respectively.

    Stock option activity for the Company's plan is as follows:

                                                                            DECEMBER 31,
                                                              -----------------------------------------      SEPTEMBER 30,
                                                                     1997                  1998                  1999
                                                              -------------------   -------------------   -------------------
                                                                         WEIGHTED              WEIGHTED              WEIGHTED
                                                                         AVERAGE               AVERAGE               AVERAGE
                                                                         EXERCISE              EXERCISE              EXERCISE
                                                               SHARES     PRICE      SHARES     PRICE      SHARES     PRICE
                                                              --------   --------   --------   --------   --------   --------
Outstanding at beginning of period..........................       --        --     262,500     $1.10      618,090    $1.16
Granted.....................................................  262,500     $1.10     368,240      1.21      396,400     3.00
Exercised...................................................       --        --          --        --      (82,500)    1.11
Cancelled...................................................       --        --     (12,650)     1.11     (190,100)    1.31
                                                              -------     -----     -------     -----     --------    -----
Outstanding at end of period................................  262,500     $1.10     618,090     $1.16      741,890    $2.11
                                                              =======     =====     =======     =====     ========    =====
Options exercisable at end of period........................   32,500     $0.99     111,566     $1.41      292,142    $1.22
                                                              =======     =====     =======     =====     ========    =====

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

10. STOCK OPTION PLAN (CONTINUED)

    The following summarizes the options outstanding at December 31, 1998:

                                                         TOTAL NUMBER   WEIGHTED AVERAGE    NUMBER OF
                                                          OF OPTIONS       REMAINING         OPTIONS
EXERCISE PRICE                                           OUTSTANDING    CONTRACTUAL LIFE   EXERCISABLE
--------------                                           ------------   ----------------   -----------
$0.55..................................................       7,000             8.75           7,000
$1.11..................................................     602,690             9.27          96,166
$5.50..................................................       8,400             9.71           8,400
                                                            -------        ---------         -------
                                                            618,090        9.5 years         111,566
                                                            =======        =========         =======

    Had the Company accounted for its stock options in accordance with SFAS
No. 123, the net loss for the years ended December 31, 1997 and 1998 would have been approximately $4,422 and $20,770 higher, respectively. The pro forma disclosure is not likely to be indicative of pro forma results which may be expected in future years because of the fact that options vest over several years, compensation expense is recognized as the options vest and additional awards may also be granted. For the years ended December 31, 1997 and 1998, the Company recorded compensation expense of $11,142 and $10,251, respectively associated with stock options, which is included in sales and marketing and technology systems and development expenses in the accompanying statement of operations.

    For purposes of determining the pro forma effects of options granted, the fair value of each option is estimated on the date of grant based on the Black-Scholes option pricing model assuming, among other things, no dividend yield, expected volatility of 50% for 1997 and 1998, risk-free interest rates of 5.0% in 1997 and 4.7% in 1998 and an expected life of three years.

11. ASSET IMPAIRMENT AND OTHER CHARGES

    The highly competitive and rapidly evolving industry that the Company operates in requires continual improvement in order fulfillment. In October 1998, management developed a plan to relocate its operations during 1999. As a result, the Company will incur $220,000 in costs associated with the termination of its existing leases. This event and the expectation for continued operating losses triggered an impairment review of other long-lived assets associated with this facility. As a result, the Company adjusted the carrying value of certain long-lived assets, primarily warehouse and office equipment, to their estimated fair value of approximately $70,000, resulting in a non-cash impairment loss of approximately $320,000. These costs, which total $540,000, are included in fulfillment center operations and general and administrative expenses in the accompanying statement of operations for the year ended December 31, 1998.

    In 1997, the Company recorded the write-off of a $300,000 note receivable from its former owner, who is also a shareholder. The note receivable was issued in connection with the purchase of the Company from the former owner, which occurred in July 1995. The note receivable was to be cancelled on the earlier of
(a) his termination of employment other than for cause, as defined, (b) his death, or

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

11. ASSET IMPAIRMENT AND OTHER CHARGES (CONTINUED)

(c) on the third anniversary date of the note. The Company decided to forgive the note receivable in 1997. The write-off of the note receivable is included in general and administrative expenses in the accompanying statement of operations.

12. WARRANTS

    The following table summarizes the activity related to warrants at December 31, 1996, 1997 and 1998, and September 30, 1999 and changes during the periods then ended:

                                                        DECEMBER 31,
                               ---------------------------------------------------------------
                                      1996                  1997                  1998           SEPTEMBER 30, 1999
                               -------------------   -------------------   -------------------   -------------------
                                          WEIGHTED              WEIGHTED              WEIGHTED              WEIGHTED
                                          AVERAGE               AVERAGE               AVERAGE               AVERAGE
                                          EXERCISE              EXERCISE              EXERCISE              EXERCISE
                                SHARES     PRICE      SHARES     PRICE      SHARES     PRICE      SHARES     PRICE
                               --------   --------   --------   --------   --------   --------   --------   --------
Outstanding at beginning of
  period.....................   400,000    $1.09     400,000     $1.09      400,000    $1.09     640,430     $2.12
    Granted..................        --       --          --        --      390,430     2.64          --        --
    Exercised................        --       --          --        --     (150,000)    0.74          --        --
                               --------    -----     -------     -----     --------    -----     -------     -----

Outstanding at end of
  period.....................   400,000    $1.09     400,000     $1.09      640,430    $2.12     640,430     $2.12
                               ========    =====     =======     =====     ========    =====     =======     =====

Warrants exercisable at end
  of period..................   400,000    $1.09     400,000     $1.09      250,000    $1.30     445,215     $1.89
                               ========    =====     =======     =====     ========    =====     =======     =====

    The weighted average fair value of the warrant granted during 1998 and vested in 1999 was calculated using the Black-Scholes option pricing model using an expected volatility of 80%, a risk free interest rate of 4.5% and a term of three years. This warrant, referred to in footnote 8, was vested due to the achievement in May 1999 of certain performance criteria by an investor. The Company recorded $336,746 of sales and marketing costs associated with this warrant. There are approximately 190,000 additional shares that vest upon the achievement of certain performance criteria. Once this performance criteria is met, the related fair value will be calculated and the cost recorded in the year of vesting.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

13. COMMITMENTS AND CONTINGENCIES

CAPITAL LEASES

    The Company has capitalized certain computer equipment, vehicles and furniture acquired through capital leases. These future minimum lease payments as of December 31, 1998, are as follows:

1999........................................................  $106,306
2000........................................................    92,542
2001........................................................    25,227
                                                              --------
                                                               224,075

Less: amount representing interest..........................   (28,414)
                                                              --------
                                                               195,661

Less: current obligations...................................    87,009
                                                              --------
                                                              $108,652
                                                              ========

OPERATING LEASES

    The Company leases office and distribution facilities, as well as various equipment and vehicles under operating leases expiring through 2003. The future minimum lease payments under these leases as of December 31, 1998, are as follows:

1999........................................................  $264,820
2000........................................................   243,329
2001........................................................   180,426
2002........................................................    83,491
2003........................................................     3,947
                                                              --------
                                                              $776,013
                                                              ========

    Rent expense for the years ended December 31, 1996, 1997 and 1998 and the nine months ended September 30, 1998 and 1999, was $64,723, $108,011 and $163,459 and $116,040 and $159,529, respectively.

14. SUBSEQUENT EVENTS

    Effective January 1, 1999, the Company established a contributory 401(k) profit-sharing plan covering substantially all full time employees with a service period greater than 180 days. The plan allows participants to contribute up to 15% of their total compensation on a pretax basis, up to a specified amount. The Company is not required to contribute to the plan.

                            BEACON HOME DIRECT, INC.

                           D/B/A SCOTTY'S HOME MARKET

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               (INFORMATION FOR THE YEAR ENDED DECEMBER 31, 1996
                          AND AS OF SEPTEMBER 30, 1999
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                         AND 1999 HAS NOT BEEN AUDITED)

14. SUBSEQUENT EVENTS (CONTINUED)

    In 1999, the Company entered into a $390,000 contract for the software license and implementation of a new warehouse management system which will be completed in 1999.

    In June 1999, the Company entered into an agreement whereby the new facility currently under construction will be sold to a third party (upon satisfaction of certain conditions detailed in the contract of sale) and leased back to the Company for an initial term of 20 years. The sales price will be $6,500,000.

    In August 1999, Beacon Home Direct, Inc. entered into a Master Lease agreement with a third party which provides that the vendor shall lease up to $4.0 million of cooler/freezer and warehouse material handling equipment and computer equipment to the Company.

    On October 18, 1999, Streamline.com, Inc. signed a definitive agreement to combine with the Company. The proposed combination calls for the exchange of Streamline.com, Inc. common stock for the Company's stock, which is expected to result in the issuance of approximately 4.3 million shares of Streamline.com, Inc. common stock. Following the combination, which was approved by the board of directors of both companies, the Company will operate as Streamline.com, Inc. The combination is expected to be treated as a pooling of interests and expected to be completed by the first quarter of 2000 and is subject to approval by the stockholders of each company and regulatory approval.

    Prior to the closing of the combination with Streamline.com, Inc., the holder of 10,000 shares of Series A preferred stock will convert those shares into 3,787,879 shares of the Company's common stock. As part of this conversion, all dividends previously accrued for the Series A preferred stock will be cancelled pursuant to the Company's Articles of Incorporation.

                 SCOTTY'S MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL STATEMENTS AND RESULTS OF OPERATIONS

OVERVIEW

    Scotty's offers its customers time savings, convenience and personalized service through its consumer direct grocery delivery service. Customers place orders for grocery and related products with Scotty's via telephone, facsimile and personal computer, and Scotty's delivers these products directly to its customers' homes. Scotty's serves customers primarily in Chicago's northern and western suburbs from its Lake Zurich, Illinois fulfillment center.

    Scotty's has grown rapidly, with revenue increasing to $5.6 million in 1998 from $2.6 million in 1996. During this same period, Scotty's net loss increased to $3.6 million in 1998 from $733,000 in 1996. Scotty's expects to continue to incur losses as it increases expenditures in all areas of operations in order to execute its business plan. In particular, Scotty's expects to incur costs related to expanding into new service areas in the metropolitan Chicago area, opening its new, highly automated fulfillment center, increasing its sales and marketing efforts and continuing its investment in technology.

    Due to Scotty's history of net operating losses, it currently pays no federal or state income tax. As of December 31, 1998, Scotty's had federal and state net operating loss carry forwards of approximately $981,000. The net operating loss expires in 2018. These net operating losses are available to offset future income tax obligations unless federal or state tax law restrictions, such as those related to an ownership change as defined in the Internal Revenue Code, limit Scotty's from doing so.

COMPONENTS OF REVENUE

    Scotty's has two primary sources of revenue. The majority of Scotty's revenue is generated by the sale of grocery and related products that Scotty's delivers to customers' homes when customer orders are received. Scotty's charges customers set retail prices for the products sold. Product revenue is comprised of the retail prices charged to customers for these products. The wholesale prices that Scotty's pays its distributors and suppliers for such products are included in cost of revenue. In some cases, customers also pay Scotty's a delivery fee, which is based on the amount of the order, when the order is received by Scotty's in relation to when the customer requests delivery and the method by which the order is placed. Revenue from products and delivery fees are recognized upon delivery to the customer.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1998

    TOTAL REVENUE. Total revenue increased to $5.3 million in the nine months ended September 30, 1999 from $3.9 million in the comparable period in 1998, an increase of 35.5%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders, and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue, net, is comprised of the retail prices customers pay to Scotty's for the products sold, net of returns. Product revenue increased to $5.2 million in the nine months ended September 30, 1999 from $3.8 million in the comparable period in 1998, an increase of 36.3%. The increase in revenue was the result of

    - an increase in Scotty's customer base to approximately 3,900 at September 30, 1999, from approximately 3,100 at September 30, 1998

    - an increase in the average order size to $131 in the nine months ended September 30, 1999 from $122 in the comparable period in 1998

    - an increase in the number of customer orders to approximately 41,000 in the nine months ended September 30, 1999, from approximately 32,000 in the comparable period in 1998

In the first half of 1999, Scotty's increased its service area to include 35% more suburban households in the metropolitan Chicago area.

    DELIVERY FEES. In some cases, Scotty's customers pay delivery fees in addition to the amounts paid for the products delivered to their homes. Revenue from these fees increased to $116,000 in the nine months ended September 30, 1999, from $108,000 in the comparable period in1998, an increase of 7.5%, due to an increase in the number of customer orders. Delivery fees as a percentage of total revenue decreased to 2.2% in the nine months ended September 30, 1999, from 2.7% in the comparable in 1998, primarily due to Scotty's decision in 1999 to discontinue offering delivery to customers on the same day that their orders were placed, which had previously generated higher delivery fees.

    COST OF REVENUE. The cost of revenue is comprised of wholesale costs of products sold to customers. The cost of revenue increased to $3.7 million, or 68.6% of total revenues, in the nine months ended September 30, 1999, from $2.8 million, or 72.0% of total revenues in the comparable period in 1998. The decrease in the cost of revenue as a percentage of total revenue in 1999 resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the Chicago area.

    FULFILLMENT CENTER OPERATIONS. Expenses attributable to fulfillment center operations include costs associated with managing the facility and processing orders, including salaries and wages, employee benefits, facility rent, utility costs, vehicle expenses and order processing fees. These expenses increased to $1.8 million, or 33.4% of total revenue, in the nine months ended September 30, 1999, from $1.3 million, or 33.0% of total revenue, in the comparable period in 1998, an increase of 37.3%. The increase in fulfillment center expenses as a percentage of total revenue resulted primarily from an increase in management and quality control staff in fulfillment operations and higher hourly pay rates for fulfillment employees.

    SALES AND MARKETING. Sales and marketing expenses include general marketing expenses and the selling and marketing costs associated with acquiring customers, including related salaries and wages, benefits and administrative costs. Sales and marketing expenses increased to $1.5 million, or 28.2% of total revenue, for the nine months ended September 30, 1999 from $515,000, or 13.1% of total revenue, in the comparable period in 1998, an increase of 191.9%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas, an increase in the marketing and sales staff and a non-cash charge resulting from a warrant earned by Scotty's preferred shareholder in 1999 pursuant to the satisfaction of specified marketing-related conditions under the preferred stock purchase agreement.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Expenses attributable to technology systems and development include the non-capitalized costs associated with

    - development of technology

    - maintenance, ongoing enhancements

    - information system personnel and consultants

    - amortization of purchased and capitalized software costs

These expenses increased to $490,000 for the nine months ended September 30, 1999, from $302,000, in the comparable period in 1998, an increase of 62.4%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems. Certain costs relating to systems that will be installed in the new fulfillment center have been expensed in 1999, including costs related to order fulfillment, enterprise resource planning and order entry systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs include corporate salaries and wages, employee benefits, corporate facility costs and depreciation, amortization and general and administrative expenses, including office equipment and supplies, telephone expenses, travel costs and legal, audit and other consulting fees. These costs increased to $2.4 million, or 45.5% of total revenues, for the nine months ended September 30, 1999, from $1.0 million, or 26.6% of total revenues, in the comparable period in 1998, an increase of 131.5%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, increased to $66,000 income in the nine months ended September 30, 1999, from an expense of $44,000 in the comparable period in 1998 primarily due to increased interest income in 1999 from higher cash balances resulting from Scotty's receipt of approximately $10 million from the sale of preferred stock to an investor in October 1998 allowing Scotty's to earn interest on a portion of these funds in 1999.

1998 COMPARED TO 1997

    TOTAL REVENUE. Total revenue increased to $5.6 million in the twelve months ended December 31, 1998 from $3.9 million in 1997, an increase of 43.9%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue increased to $5.4 million in the twelve months ended December 31, 1998 from $3.8 million in 1997, an increase of 44.1%. The increase in revenue was the result of

    - an increase in Scotty's customer base to approximately 3,300 at December 31, 1998 from approximately 2,300 at December 31, 1997

    - an increase in the average order size to $124 in 1998 from $117 in 1997

    - an increase in the number of customer orders to approximately 45,000 in the twelve months ended December 31, 1998 from approximately 33,000 in 1997

In 1998, Scotty's increased its service area to include 33% more households in the metropolitan Chicago area.

    DELIVERY FEES. Revenue from these fees increased to $152,000 in the twelve months ended December 31, 1998, from $113,000 in 1997, an increase of 34.7%, due to the increase in customer orders. Delivery fees as a percentage of total revenue decreased to 2.7% in the twelve months ended December 31, 1998 from 2.9% in 1997.

    COST OF REVENUE. The cost of revenue increased to $4.0 million, or 71.2% of total revenues, in the twelve months ended December 31, 1998, from $2.9 million, or 73.6% of total revenues in 1997. The decrease in cost of revenue as a percentage of total revenue resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the metropolitan Chicago area.

    FULFILLMENT CENTER OPERATIONS. Fulfillment center operations expenses increased to $2.3 million, or 41.6% of total revenue, in the twelve months ended December 31, 1998, from $1.4 million, or 35.6% of total revenue, in 1997, an increase of 68.1%. Included in fulfillment center expenses for the twelve months ended December 31, 1998, is a charge of $485,000, or 8.7% of total revenue, related to the write-off of assets and other costs associated with the early termination of certain leases. Excluding this charge, fulfillment center expenses were $1.8 million, or 32.9% of total revenues. The decrease in fulfillment center expenses as a percentage of total revenue in 1998, excluding this charge, compared to 1997 was due to greater operating efficiencies resulting from higher order volume.

    SALES AND MARKETING. Sales and marketing expenses increased to $700,000, or 12.5% of total revenue, for the twelve months ended December 31, 1998, from $323,000, or 8.3% of total revenue, in 1997, an increase of 116.7%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas and an increase in the marketing and sales staff.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Technology systems and development expenses increased to $498,000 for the twelve months ended December 31, 1998, from $293,000 in 1997, an increase of 70.3%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $1.8 million, or 31.6% of total revenues, for the twelve months ended
December 31, 1998, from $951,000, or 24.5% of total revenues in 1997, an increase of 85.4%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, increased to $34,000 income in the twelve months ended December 31, 1998, from an expense of $16,000 in 1997, primarily due to increased interest income in 1998 from higher cash balances resulting from Scotty's receipt of approximately $10 million from the sale of preferred stock to an investor in October 1998.

1997 COMPARED TO 1996

    TOTAL REVENUE. Total revenue increased to $3.9 million in the twelve months ended December 31, 1997, from $2.6 million in 1996, an increase of 51.1%. This increase was primarily due to the continuing expansion of Scotty's customer base, the corresponding increase in customer orders and an increase in the average order size.

    PRODUCT REVENUE, NET. Product revenue increased to $3.8 million in the twelve months ended December 31, 1997, from $2.5 million in 1996, an increase of 50.9%. The increase in revenue was the result of an increase in Scotty's customer base to approximately 2,300 at December 31, 1997 from approximately 1,500 at December 31, 1996, an increase of 54.6%.

    DELIVERY FEES. Revenue from these fees increased to $113,000 in the twelve months ended December 31, 1997, from $72,000 in 1996, an increase of 56.6%, due to the increase in customer orders. Delivery fees as a percentage of total revenue increased to 2.9% in the twelve months ended December 31, 1997 from 2.8% in the comparable period for 1996.

    COST OF REVENUE. The cost of revenue increased to $2.9 million, or 73.6% of total revenues, in the twelve months ended December 31, 1997, from $1.9 million, or 75.2% of total revenues in 1996. The decrease in cost of revenue as a percentage of total revenue resulted from Scotty's continued efforts to improve its product assortment, introduce higher margin products, reduce the cost of products purchased from its suppliers and continually re-evaluate its pricing relative to supermarkets in the metropolitan Chicago area.

    FULFILLMENT CENTER OPERATIONS. These expenses increased to $1.4 million, or 35.6% of total revenue, in the twelve months ended December 31, 1997, from $1.0 million, or 40.8% of total revenue, in 1996, an increase of 31.9%. The decrease in fulfillment center expenses as a percentage of total revenue was due to greater operational efficiencies resulting from higher order volume.

    SALES AND MARKETING. Sales and marketing expenses increased to $323,000, or 8.3% of total revenue, for the twelve months ended December 31, 1997, from $157,000, or 6.1% of total revenue, in 1996, an increase of 105.2%. This increase, as well as the higher percentage of total revenue, was due to additional advertising and promotional activities undertaken to acquire new customers, expansion into additional service areas and an increase in the marketing and sales staff.

    TECHNOLOGY SYSTEMS AND DEVELOPMENT. Technology systems and development expenses increased to $293,000 for the twelve months ended December 31, 1997, from $63,000 in 1996, an increase of 362.6%, primarily due to the costs associated with acquiring, maintaining, enhancing and integrating Scotty's technology systems.

    GENERAL AND ADMINISTRATIVE. General and administrative costs increased to $951,000, or 24.5% of total revenues, for the twelve months ended December 31, 1997, from $110,000, or 4.3% of total revenues in 1996, an increase of 761.3%, primarily due to the addition of management and administrative staff and other costs to support continued corporate growth and planned expansion.

    OTHER INCOME (EXPENSE), NET. Other income (expense), net, decreased to an expense of $16,000 in the twelve months ended December 31, 1997 from income of $8,000 in 1996.

LIQUIDITY AND CAPITAL RESOURCES

    At September 30, 1999, Scotty's had cash, cash equivalents and marketable securities of $1.0 million compared to $2,000 at September 30, 1998. Operating activities used cash of $7.5 million in the nine months ended September 30, 1999, primarily due to the net loss incurred in the period and deposits made in 1999 relating to Scotty's new fulfillment center, compared to cash used of $1.8 million for the same period in 1998. Investing activities used cash of $1.7 million in the nine months ended September 30, 1999, primarily due to the purchase of property and equipment for Scotty's new fulfillment center and costs associated with purchased and capitalized software for Scotty's customer ordering and warehouse management systems, compared to cash used of $302,000 for the same period in 1998. Financing activities provided cash of $2.9 million in the nine months ended September 30, 1999, as compared to providing cash of $2.1 million for the same period in 1998.

    Scotty's finances operations and capital requirements primarily through its bank line of credit and proceeds from the sale of common stock and preferred stock. In June 1999, Scotty's entered into an agreement whereby the new fulfillment center currently under construction will be sold to a third party (upon satisfaction of certain conditions detailed in the contract of sale) and leased back to Scotty's for an initial term of 20 years. The sale price will be $6.5 million. Scotty's expects to open this facility in the first quarter of 2000, and lease approximately $4.0 million of cooler/freezer and warehouse material handling equipment and certain computer equipment, which will be leased under a master lease agreement, dated August 1999, with Great American Leasing Company, L.L.C. Additionally, Scotty's expects to incur operating losses from this facility at least through 2000.

    Scotty's has historically funded its operating losses and capital investments primarily through equity capital obtained from private placement sale of its stock. Absent a merger with another company that can fund these requirements going forward, Scotty's anticipates an additional private placement sale of its stock.

MARKET RISK

    To date, Scotty's has not utilized derivative financial instruments or derivative commodity instruments. Scotty's invests cash in high quality money market funds, which are subject to minimal credit and market risk. Therefore, Scotty's believes that the market risks associated with these financial instruments are immaterial.

YEAR 2000 COMPLIANCE

    Potential Year 2000 problems stem from the fact that many computer systems include software and hardware that are unable to distinguish 21st century dates from those in the 20th century. As a result, computer systems used by many companies and governmental agencies may need to be upgraded to avoid risk of system failure or miscalculations that can disrupt normal business activities.

STATE OF READINESS.

    Scotty's has assessed its computer systems to determine whether they present a Year 2000 problem for the company. Scotty's has also reviewed Year 2000 readiness of its vendors that it relies upon.

    INTERNAL COMPUTER SYSTEMS. Scotty's uses the following principal systems to operate its business:

    - a web site and web-based ordering system for customers and customer service personnel

    - an older direct dial-up customer ordering system that will be discontinued in 1999

    - an enterprise resource planning systems for vendor and item maintenance, purchasing, and accounting

    - a warehouse management system for inventory management and order fulfillment

    - servers and individual workstations, including personal computers and network systems.

    Scotty's currently believes that all of its critical systems are Year 2000 compliant. Scotty's has received written assurance from its software and hardware providers that their products are Year 2000 compliant. The web-based ordering system was developed in-house, and was developed to ensure Year 2000 compliance. Scotty's has also conducted Year 2000 compliance testing of its individual workstations, system servers, and network systems and has certified them as Year 2000 compliant. To date, Scotty's has not discovered Year 2000 problems in these internal systems.

    THIRD-PARTY COMPLIANCE. Scotty's material third party business relationships include customers who order products via personal computer, telephone and fax; and vendors and suppliers who provide the goods that Scotty's offers to its customers. Scotty's is unable to predict the Year 2000 readiness of its customers or the systems they use to place orders with Scotty's. Scotty's business could be materially affected if a significant number of customers were unable to use their personal computers, telephones or fax to place their orders. Any Year 2000 problems in the systems used by Scotty's suppliers could result in Scotty's being unable to obtain certain products in a timely manner. Scotty's has made inquiries regarding the Year 2000 readiness of its main suppliers and has received confirmation of their readiness.

    NON-INFORMATION SYSTEMS. Non-information systems used in Scotty's business, such as control equipment for HVAC, telephone systems, delivery vehicles, and refrigeration and other equipment, may contain date-processing embedded technology. Any Year 2000 problems in this equipment could cause failures that could disrupt Scotty's operations. Scotty's has evaluated the equipment that are being installed in its new fulfillment center and believes that they are not subject to Year 2000 problems.

COSTS.

    Scotty's Year 2000 assessment, remediation and testing activities have been conducted by internal personnel, and it has not recorded the amount of employee time expended on these tasks. Accordingly, Scotty's is unable to determine the cost of employee time devoted to Year 2000 matters. Scotty's did not have to incur, and has not incurred, significant costs to assess and remediate its systems for Year 2000 compliance.

MOST REASONABLE WORST CASE SCENARIO.

    It is possible that problems related to the Year 2000 could disrupt one or more of the following systems:

    - customer personal computer-based ordering

    - credit card settlement

    In each case, there is a low technology alternative available that would allow Scotty's to continue to run its business. However, most of the alternatives would result in increased costs, reduced revenues or delivery delays, which would increase Scotty's operating losses. Extended disruptions may impact long-term customer and supplier relationships, which would further impact future profitability.

CONTINGENCY PLAN.

    Other than the short-term, low technology alternatives discussed above, to date Scotty's has not formulated contingency plans related to the failure of its or a third-party's systems or equipment should they prove to not be Year 2000 compliant.

                                                                       EXHIBIT A

                                                                  CONFORMED COPY

                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

    This Agreement and Plan of Merger and Reorganization (this "Agreement"), dated as of October 18, 1999, is by and among Streamline.com, Inc. ("Streamline"), a Delaware corporation; Streamsub, Inc. ("Merger Sub"), a Delaware corporation that is a wholly owned subsidiary of Streamline; Beacon Home Direct, Inc. (d/b/a Scotty's Home Market) (the "Company"), an Illinois corporation; and the Stockholders listed on EXHIBIT A attached hereto (the "Stockholders") and the Other Stockholders who shall subsequently become parties to this Agreement.

    The parties desire that Merger Sub be merged with and into the Company, subject to the terms and conditions set forth in this Agreement.

    Certain terms used in this Agreement are defined in Section 20.

    1. CLOSING. Subject to the other provisions of this Agreement, a closing (the "Closing") will be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, as soon as is reasonably practicable following satisfaction or waiver of the conditions set forth in Sections 12 through 14 (the date on which the Closing actually occurs, the "Closing Date"). On the Closing Date, Merger Sub and the Company will (i) execute a Certificate of Merger (the "Merger Certificate") substantially in the form of the attached EXHIBIT B and file the Merger Certificate with the Delaware Secretary of State and the Recorder for the County of New Castle, Delaware, in order to cause the merger of Merger Sub with and into the Company (the "Merger") to be effected in accordance with the laws of the State of Delaware and (ii) execute the Articles of Merger (the "Articles of Merger") substantially in the form of the attached EXHIBIT C and file it with the Illinois Secretary of State, in order to cause the Merger to be effected in accordance with the laws of the State of Illinois. The Merger will be effective (a) under the DGCL upon the filing of the Merger Certificate with the Secretary of State of the State of Delaware and (b) under the IBCA upon the filing of the Articles of Merger with the Secretary of State of the State of Illinois and the issuance of a certificate of merger by the Secretary of State of the State of Illinois, (or such later time as may be agreed by each of the parties hereto, as specified in the Merger Certificate or the Articles of Merger and in accordance with the provisions of the applicable law of Delaware and Illinois, respectively) (the "Effective Time"). For all purposes, all of the document deliveries and other actions to occur at the Closing will be conclusively presumed to have occurred at the same time, immediately before the Effective Time.

    2. EFFECT OF MERGER. At the Effective Time, automatically and without further action:

    2.1. SURVIVING CORPORATION. Merger Sub will be merged with and into the Company and the separate existence of Merger Sub will cease. The Company will continue in existence as the surviving corporation in the Merger (the "Surviving Corporation"). The Merger shall have further effects as set forth in the IBCA and DGCL.

    2.2. ARTICLES OF INCORPORATION. The Company's Articles of Incorporation, as in effect immediately before the Effective Time, will be the Articles of Incorporation of the Surviving Corporation.

    2.3. BY-LAWS. The Company's by-laws, as in effect immediately before the Effective Time, will be the by-laws of the Surviving Corporation.

    2.4. DIRECTORS AND OFFICERS. From and after the Effective Time, the respective officers and members of the Board of Directors of the Surviving Corporation will consist of the respective officers and members of the Board of Directors of Merger Sub as of immediately prior to the Merger, each such person to hold office, subject to the applicable provisions of the Articles of Incorporation and the by-laws of the Surviving Corporation, until the next annual meeting of directors or stockholders, as the case may be, of the Surviving Corporation and until his or her successor will be duly elected or appointed and will duly qualify.

    2.5.  CONVERSION OF COMPANY STOCK.

    (A) COMPANY COMMON STOCK. Each share of Company Common Stock issued and outstanding immediately before the Effective Time (other than any Dissenting Shares (as defined in Section 2.7) and other than any shares held directly or indirectly by Streamline or the Company or any of their respective Subsidiaries) will be converted into and become such number of shares of Streamline Common Stock as is equal to the Exchange Ratio, subject to adjustment as provided in Section 2.5(c) and to the payment of cash adjustments in lieu of the issuance of fractional shares as provided in Section 3.6.

    (B) COMPANY PREFERRED STOCK. If not previously converted into Company Common Stock, each share of Company Preferred Stock issued and outstanding immediately before the Effective Time (other than any Dissenting Shares (as defined in Section 2.7) and other than any shares held directly or indirectly by Streamline or the Company or any of their respective Subsidiaries) will be converted into and become that number of shares of Streamline Common Stock into which that number of shares of Company Common Stock into which such share of Company Preferred Stock was convertible immediately before the Effective Time would have been converted pursuant to Section 2.5(a), subject to adjustment as provided in Section 2.5(c) and to the payment of cash adjustments in lieu of the issuance of fractional shares as provided in Section 3.6.

    (C) ADJUSTMENT OF EXCHANGE RATIO.

    (I) In the event that, subsequent to the date of this Agreement but before the Effective Time, the shares of Streamline Common Stock or Company Stock (either Company Common Stock or Company Preferred Stock or both) issued and outstanding as of the date of this Agreement are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar changes in Streamline's or the Company's capitalization, then an appropriate and proportionate adjustment will be made to the Exchange Ratio so that each holder of Company Stock immediately before the Effective Time will receive pursuant to this
Section 2.5: (i) in the event of any such change with respect to Company Stock, that number of shares of Streamline Common Stock that such holder would have received if such change had never occurred and (ii) in the event of any such change with respect to Streamline Common Stock, that number of shares of Streamline Common Stock that such holder would have received as a result of such change if such change had occurred immediately after the Effective Time (and such holders were treated for purposes of such change as holders of Streamline Common Stock).

    (II) In the event that the Net Cash Balance of the Company as calculated on the Final Net Cash Statement (as defined in Section 17(c) hereof), as of the Calculation Date is negative, (A) the "Net Cash Adjustment" shall be equal to the Negative Net Cash Amount as of the Calculation Date and (B) the Exchange Ratio shall be adjusted as set forth in clause 2.5(c)(iv) below.

    (III) In the event that the Sale Leaseback Proceeds are less than $1,300,000, (A) the "Sale Leaseback Adjustment" shall be equal to the amount by which $1,300,000 exceeds the Sale Leaseback Proceeds and (B) the Exchange Ratio shall be adjusted as set forth in clause 2.5(c)(iv) below.

    (IV) The Exchange Ratio shall be adjusted pursuant to clauses
2,5(c)(ii) and (iii) above and pursuant to another arrangement between Streamline and the Company, such that the Number of Shares Issued shall be reduced by the quotient of (x) the sum of the Net Cash Adjustment, if any, plus and the Sale Leaseback Adjustment, if any, plus $200,000 divided by (y) the Closing Price Per Share.

    2.6. CANCELLATION OF TREASURY STOCK, ETC. At the Effective Time, each share of Company Stock held directly or indirectly by Streamline or the Company or any of their respective Subsidiaries will be canceled and will cease to exist, and no payment will be made with respect thereto.

    2.7. DISSENTING SHARES. Each share of Company Stock that, immediately before the Effective Time, was held by any person who has duly exercised the appraisal rights afforded to dissenting stockholders pursuant to Sections 11.65 and 11.70 of the Illinois Business Corporation Act of 1983 (such law, the "IBCA"; such shares, collectively, "Dissenting Shares") will be converted into the right to receive the fair value of such shares as determined in accordance with the provisions of such sections;

provided, however, that the provisions of this Section 2.7 shall not supersede or in any other way affect the enforceability of any separate agreement between the Company and any Stockholder requiring such Stockholder to approve this Agreement and the Merger, and prohibiting such Stockholder from exercising such appraisal rights.

    2.8. CONVERSION OF MERGER SUB'S SHARES. Each share of the common stock, $0.01 par value per share, of Merger Sub that was issued and outstanding immediately before the Effective Time will be converted into and become one common share, no par value per share, of the Surviving Corporation.

    3.  PROCEDURES; ESCROWED SHARES.

    3.1. CERTIFICATES. Immediately after the Effective Time, stock certificates (each, a "Certificate," and collectively, the "Certificates") representing shares of Company Stock that have been converted into shares of Streamline Common Stock in the Merger will be conclusively deemed to represent such shares of Streamline Common Stock.

    3.2. EXCHANGE OF CERTIFICATES. As promptly as practicable after the Effective Time, Streamline or its transfer agent for Streamline Common Stock will send to each Company Stockholder transmittal materials for use in exchanging its Certificates for certificates for the shares of Streamline Common Stock into which such shares of Company Common Stock have been converted. Upon surrender of a Certificate to Streamline or its transfer agent, as the case may be, together with a duly executed letter of transmittal and any other reasonably required documents, the holder of such Certificate will be entitled to receive, in exchange therefor, a certificate for the number of shares of Streamline Common Stock to which such holder is entitled (subject to the escrow arrangements referred to in Section 3.3), and such Certificate will be canceled.

    3.3. ESCROWED SHARES. Notwithstanding any other provision of this Agreement, at the Closing, Streamline and the Stockholders' Representative and the Escrow Agent will execute and deliver an Escrow Agreement in the form of the attached (with such additional revisions, prior to the Closing, as Streamline and the Company may mutually agree after consultation with the Escrow Agent) EXHIBIT D. Under the Escrow Agreement, the Stockholders will secure their indemnification obligations hereunder by escrowing 10% of the shares of Streamline Common Stock into which the shares of Company Stock are converted in the Merger (the "Escrowed Shares").

    3.4. DISTRIBUTIONS. No dividend or other distribution payable after the Effective Time with respect to Streamline Common Stock will be paid to the holder of any unsurrendered Certificate until the holder thereof surrenders such Certificate, at which time such holder will receive all dividends and distributions, without interest thereon, previously payable but withheld from such holder pursuant hereto.

    3.5. NO TRANSFERS. Immediately after the Effective Time, no transfers of shares of Company Stock will be made in the stock transfer books of the Company. If, after the Effective Time, Certificates are presented (for transfer or otherwise) to the Surviving Corporation or its transfer agent for Company Stock, they will be canceled and exchanged for the shares of Streamline Common Stock deliverable in respect thereof as determined in accordance with this Agreement (or returned to the presenting person, if such Certificate represents Dissenting Shares).

    3.6. NO FRACTIONAL SHARES. In lieu of the issuance of fractional shares of Streamline Common Stock, cash adjustments will be paid (without interest) to the Company Stockholders in respect of any fractional share of Streamline Common Stock that would otherwise be issuable to them and the amount of such cash adjustments will be determined by multiplying each relevant holder's fractional interest by the Closing Price Per Share. For purposes of determining whether, and in what amounts, a particular Company Stockholder would be entitled to receive cash adjustments under this section, shares of record held by such holder and represented by two or more Certificates will be aggregated.

    3.7. TERMINATION OF RIGHTS. After the Effective Time, holders of Company Stock will cease to be, and will have no rights as, stockholders of the Company, other than (i) in the case of shares other than Dissenting Shares, the rights to receive shares of Streamline Common Stock into which such shares have been converted and/or payments in lieu of fractional shares, as provided in this Agreement, and (ii) in the case of Dissenting Shares, the rights afforded to the holders thereof under Sections 11.65 and 11.70 of the IBCA and (iii) rights under this Agreement and the Escrow Agreement.

    3.8. ABANDONED PROPERTY. Neither Streamline nor the Company nor any other person will be liable to any holder or former holder of shares of Company Stock for any shares, or any dividends or other distributions with respect thereto, properly delivered to a public official pursuant to applicable abandoned property, escheat, or similar laws.

    3.9. LOST CERTIFICATES, ETC. In the event that any Certificate has been lost, stolen, or destroyed, then upon receipt of appropriate evidence as to such loss, theft, or destruction, and to the ownership of such Certificate by the person claiming such Certificate to be lost, stolen, or destroyed, and the receipt by Streamline or its transfer agent for Streamline Common Stock of appropriate and customary affidavit of loss or personal indemnification undertaking documentation, Streamline or such transfer agent will issue in exchange for such lost, stolen, or destroyed Certificate the shares of Streamline Common Stock and the fractional share payment, if any, deliverable in respect thereof as determined in accordance with this Agreement.

    4.  COMPANY STOCK OPTIONS AND WARRANTS.

    (a) After the Effective Time, each option to purchase shares of Company Common Stock (a "Company Option") granted pursuant to the Company's Amended and Restated Beacon Home Direct, Inc. 1997 Stock Option Plan (the "Company Option Plan") that is outstanding immediately before the Effective Time will be deemed to be an option granted pursuant to Streamline's 1993 Employee Option Plan and the holder thereof will be entitled, in accordance with the terms of such Company Option, to purchase from Streamline up to a number of whole shares of Streamline Common Stock equal to the product of (i) the number of shares of Company Common Stock subject to such Company Option, multiplied by (ii) the Exchange Ratio, at a price per share of Streamline Common Stock determined by dividing the exercise price per share of Company Common Stock provided for in such Company Option by the Exchange Ratio. No scrip or fractional share interests will be issued in connection with the exercise of any Company Option. Except for the foregoing, each Company Option will remain subject after the Effective Time to the same terms and conditions (including without limitation those with respect to dates on which and the proportionate extent to which such Company Options may be exercised) as were applicable to such Company Option immediately before the Effective Time. The Company hereby represents and warrants to Streamline that the aggregate number of shares of Company Common Stock subject to outstanding Company Options is not greater than 779,240 shares as of the date hereof, and agrees not to grant or issue any additional Company Options, except as set forth on the Company Disclosure Schedule.

    (b) After the Effective Time, each outstanding warrant to purchase shares of Company Common Stock ("Company Warrant") that is outstanding immediately before the Effective Time will be deemed to be a warrant to purchase Streamline Common Stock ("Streamline Warrant"), and the holder thereof will be entitled, in accordance with the terms of such warrant to purchase from Streamline up to the number of whole shares of Streamline Common Stock equal to the product of
(i) the number of shares of Company Common Stock for which the applicable Company Warrant was exercisable, multiplied by (ii) the Exchange Ratio, at a price per share of Streamline Common Stock determined by dividing the exercise price per share of the applicable Company Common Stock provided for in such warrant by the Exchange Ratio. No scrip or fractional share interests will be issued in connection with the exercise of any Streamline Warrant. Except for the foregoing, each Company Warrant will remain subject after the Effective Time to the same terms and conditions (including without limitation those with respect to dates on which and the proportionate extent to which such Company Warrant may be exercised) as were applicable to such Company Warrant immediately before the Effective Time. The Company hereby represents and warrants to Streamline that the aggregate number of shares of Company Common Stock subject to outstanding Company Warrants is not greater than 730,430 shares as of the date hereof and agrees not to grant or issue any additional warrants to purchase Company Common Stock, except as set forth in the Company Disclosure Schedule.

    5. REGISTRATION OF STREAMLINE COMMON STOCK. As promptly as practicable, following the earlier of (i) the date Streamline becomes eligible to file with the SEC a registration statement on Form S-3, or (ii) the date which is nine
(9) months after the Closing Date, Streamline, at its expense will file with the SEC a registration statement on Form S-3 or other appropriate form in order to register for resale by the Company Stockholders and the Warrantholders all of the shares of Streamline Common Stock (including the Escrowed Shares) to be issued to such Company Stockholders and Warrantholders pursuant to the Merger. Streamline will use its reasonable best efforts to cause this registration statement to become effective as promptly as practicable and to remain effective until the earlier of (i) the second anniversary of the Effective Date, or
(ii) such time at which all of the shares registered have been resold pursuant to such registration statement or otherwise. Streamline further agrees to supplement the prospectus contained in such registration statement or make amendments to such registration statement, in each case as promptly as practicable, if Streamline reasonably determines that developments relating to Streamline necessitate such a filing as required by the rules, regulations or instructions applicable to the registration form utilized by Streamline or by the Securities Act. Streamline shall use its reasonable best efforts to cause such shares to be listed on the Nasdaq National Market at its expense. Streamline agrees to use its reasonable best efforts to timely file all periodic reports required under the Exchange Act and to maintain the listing of the Streamline Common Stock on the Nasdaq National Market for a period of at least two years following the Effective Time. The registration statement and all such periodic reports shall comply in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and shall not contain any untrue statement of a material fact or fail to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Streamline as follows, subject in each case to such exceptions as are specifically contemplated by this Agreement or as are set forth in (i) the attached Disclosure Schedule of the Company (the "Company Disclosure Schedule"), or (ii) except as provided in the final sentence of
Section 10.17, the disclosure supplements contemplated by that section. Notwithstanding any other provision of this Agreement (except the final sentence of Section 10.17), the Company Disclosure Schedule, or any such disclosure supplement, each exception set forth in the Company Disclosure Schedule or any such disclosure supplement will be deemed to qualify each representation and warranty set forth in this Agreement (i) that is specifically identified (by cross-reference or otherwise) in the Company Disclosure Schedule or such disclosure supplement as being qualified by such exception, or (ii) with respect to which the relevance of such exception is apparent on the face of the disclosure of such exception set forth in the Company Disclosure Schedule or such disclosure supplement, PROVIDED, in either case, that the relevant facts are set forth in reasonable detail in the Company Disclosure Schedule or such disclosure supplement.

    6.1. INCORPORATION; AUTHORITY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. The Company has delivered to Streamline complete and correct copies of its Articles of Incorporation and by-laws, in each case with all amendments thereto.

    6.2. AUTHORIZATION AND ENFORCEABILITY. Subject to the approval of this Agreement and the Merger by the Company Stockholders, the Company has all requisite power and full legal right and authority (including due approval of its Board of Directors and its stockholders, respectively) to enter into this Agreement, to perform all of its agreements and obligations hereunder, and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    6.3.  GOVERNMENTAL AND OTHER THIRD-PARTY CONSENTS, NON-CONTRAVENTION,
ETC. No consent, approval, or authorization of or registration, designation, declaration, or filing with any governmental authority, federal or other, or any other person, is required on the part of the Company in connection with the execution, delivery, and performance of this Agreement or the consummation of the Merger and the other transactions contemplated hereby, except (i) for applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or "blue sky" laws and state takeover laws, the HSR Act, and filing and recordation of appropriate merger documents as required by the IBCA and the Delaware General Corporation Law ("DGCL") and (ii) as specified in Section 6.3 of the Company Disclosure Schedule. The execution, delivery, and performance of this Agreement and the consummation of such transactions will not violate
(a) any provision of the Company's Articles of Incorporation or by-laws,
(b) any order, judgment, injunction, award or decree of any court or state or federal governmental or regulatory body applicable to the Company, (iii) any judgment, decree, order, statute, rule or regulation to which the Company is a party or by or to which it or any of its assets is bound or subject, or
(iv) any agreement, instrument or other obligation to which the Company is a party or by or to which it or any of its assets is bound or subject, except to the extent that the failure to obtain any such consent, approval or authorization would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

    6.4. CAPITALIZATION. The authorized and outstanding capital stock and other securities of the Company are as set forth in Section 6.4 of the Company Disclosure Schedule. All of such outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, and non-assessable, and all of such outstanding shares and other securities are owned of record as set forth in Section 6.4 of the Company Disclosure Schedule, and were issued in compliance with all applicable laws, including securities laws, and all applicable preemptive or similar rights of any person. No person has any valid right to rescind any purchase of any shares of the Company's capital stock or other securities.

    There are no agreements or other obligations on the part of the Company to purchase or sell, and other than as set forth in Section 6.4 of the Company Disclosure Schedule, no convertible or exchangeable securities, options, warrants, or other rights to acquire from the Company any shares of its capital stock or other securities. Section 6.4 of the Company Disclosure Schedule sets forth the name of each person who holds any option, warrant or other right to acquire shares of the Company's capital stock, the number and type of shares subject to such option, warrant or right, and the per-share exercise price payable therefor.

    6.5. QUALIFICATION. The Company is duly qualified and in good standing as a foreign corporation in all jurisdictions in which the character of its owned or leased properties or the nature of its activities makes such qualification necessary.

    6.6. SUBSIDIARIES. Except as set forth in Section 6.6 of the Company Disclosure Schedule, the Company does not have any Subsidiaries or own any legal and/or beneficial interests in any person.

    6.7. FINANCIAL STATEMENTS. Included in Section 6.7 of the Company Disclosure Schedule are copies of (i) the audited balance sheet of the Company as of December 31, 1997, certified by Arthur Andersen LLP, and the related unaudited statements of operation, shareholders' equity and cash flows, the audited balance sheet of the Company as of December 31, 1998 (such balance sheet, the "Most

Recent Audited Balance Sheet"), and the related audited statements of operation, shareholders' equity and cash flows of the Company, for the fiscal year ended on such date, certified by Arthur Andersen LLP and (ii) the unaudited balance sheet of the Company as of August 31, 1999 (the "Most Recent Unaudited Balance Sheet), and the related unaudited statements of operation, shareholders' equity and cash flows, respectively, of the Company, for the 8-month period ended on such date. Each of such financial statements is true and correct in all material respects and has been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods; each of such balance sheets fairly presents in all material respects the financial condition of the Company as of its respective date; and each of such statements of operation, shareholders' equity and cash flows, respectively, fairly presents in all material respects the results of operations and retained earnings, or cash flows, as the case may be, of the Company for the period covered thereby; in each case, subject, with respect to the unaudited financial statements referred to in clause (ii) of this section, to the absence of footnote disclosure and to normal, recurring end-of-period adjustments.

    6.8. ABSENCE OF CERTAIN CHANGES. Except as set forth in Section 6.8 of the Company Disclosure Schedule, since the Most Recent Audited Balance Sheet Date, there has not been: (i) any change in the assets, liabilities, sales, income, or business of the Company or in its relationships with suppliers, customers, or lessors, other than changes that were both in the ordinary course of business and have not had, either in any case or in the aggregate, a Material Adverse Effect on the Company; (ii) any acquisition or disposition by the Company of any material asset or property other than in the ordinary course of business;
(iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting, either in any case or in the aggregate, the property or business of the Company; (iv) any declaration, setting aside or payment of any dividend or any other distributions in respect of any shares of capital stock of the Company; (v) any issuance of any shares of the capital stock of the Company or any direct or indirect redemption, purchase, or other acquisition by the Company of any such capital stock; (vi) any loss of the services of any officer or key employee or consultant, or any increase in the compensation, pension, or other benefits payable or to become payable by the Company to any of its officers or key employees or consultants, or any bonus payments or arrangements made to or with any of them; (vii) any forgiveness or cancellation of any debt or claim by the Company or any waiver of any right of material value, other than compromises of accounts receivable in the ordinary course of business; (viii) any entry by the Company into any transaction with any of its Affiliates; (ix) any incurrence or imposition of any Lien on any of the material assets, tangible or intangible, of the Company; or (x) any discharge or satisfaction by the Company of any Lien or payment by the Company of any obligation or liability (fixed or contingent) other than (A) current liabilities included in the Most Recent Balance Sheet, (B) current liabilities to persons other than Affiliates of the Company incurred since the date of the Most Recent Audited Balance Sheet in the ordinary course of business, and
(C) current liabilities incurred in connection with the transactions contemplated hereby and disclosed in Section 6.8 of the Company Disclosure Schedule.

    6.9. PROPERTIES AND ASSETS. The assets and properties of the Company are and as of the Closing Date will be adequate and sufficient to conduct the business of the Company as currently conducted. The Company has good and marketable title to all of its assets and properties, including without limitation all those reflected in the Most Recent Unaudited Balance Sheet (except for properties or assets sold, consumed, or otherwise disposed of in the ordinary course of business since the date of the Most Recent Unaudited Balance Sheet), all free and clear of Liens. All such properties and assets, in the aggregate, are in good condition and repair, reasonable wear-and-tear and normal maintenance excepted, and are adequate and sufficient to carry on the business of the Company as presently conducted. Section 6.9(a) of the Company Disclosure Schedule sets forth a complete and correct list of all capital assets of the Company having a net book value in excess of $10,000. To the Company's knowledge, there are no material defects in any such capital assets as to title or condition.

    The Company does not own any real property. The Company has not received any notice that either the whole or any portion of any real property leased by it is to be condemned, requisitioned, or otherwise taken by any public authority or is to be the subject of any public improvements that may result in special assessments against or otherwise affect such real property. Section 6.9(b) of the Company Disclosure Schedule sets forth a complete and correct description of all leases of real property to which the Company is a party. Complete and correct copies of all such leases have been delivered to Streamline. Each such lease is valid and subsisting and no event or condition exists that constitutes, or after notice or lapse of time or both could constitute, a default thereunder. The leasehold interests of the Company are subject to no Lien, and the Company is in quiet possession of the properties covered by such leases.

    6.10.  INTELLECTUAL PROPERTIES.

    (a) Section 6.10 of the Company Disclosure Schedule lists all patents, patent applications, trademarks, trade names, service marks, logos, copyrights, technology, know-how, trade secrets, processes, formulas, techniques, and licenses (other than off-the-shelf software programs that have not been customized for its use) material to and used in or necessary to the businesses of the Company as now being conducted (collectively, the "Intellectual Properties"). The Company owns, or is licensed or otherwise has the right to use, without the payment of royalties or other further consideration except as indicated in Section 6.10 of the Company Disclosure Schedule, all Intellectual Properties, and no other intellectual property rights, privileges, licenses or contracts are necessary to or used in the conduct of the businesses of the Company as now being conducted.

    (b) In any instance where the Company's rights to Intellectual Properties arise under a license or similar agreement (other than for off-the-shelf software programs that have not been customized for its use), this is indicated in Section 6.10 of the Company Disclosure Schedule and to the Company's knowledge such rights are licensed exclusively to the Company except as indicated in Section 6.10 of the Company Disclosure Schedule. No other person has an interest in or right or license to use any of the Intellectual Properties. To the best of the Company's knowledge, none of the Intellectual Properties is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Intellectual Properties is pending, or to the best of the Company's knowledge, threatened against the Company, nor, to the best of the Company's knowledge, is there any valid basis for any such litigation or proceeding. The Company maintains reasonable security measures for the preservation of the secrecy and proprietary nature of such of its Intellectual Properties which constitute trade secrets or other confidential information.

    (c) (i) The Company has not infringed or made unlawful use of, and is not infringing or making unlawful use of, any intellectual property or other proprietary or confidential information of any other person except for such infringement or use which would not, individually or in the aggregate have a Material Adverse Effect on the Company; and (ii) to the Company's knowledge the activities of the Company's current and past employees in connection with their employment relationship with the Company did not and do not violate any agreements or arrangements that any such employees had or have with any former employer or any other person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitratory, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, service mark, trade name, logo, copyright, trade secret, or other proprietary right is pending, or to the best of the Company's knowledge, threatened; nor to the Company's knowledge is there any valid for any such litigation or proceeding.

    (d) To the best of the Company's knowledge, no officer, director or employee of the Company is obligated under or bound by any agreement or instrument, or any judgment, decree, or order of any court of administrative agency, that
(i) conflicts or may conflict with his or her agreements and obligations to use his or her best efforts to promote the interests of the Company, (ii) conflicts or may conflict with the business or operations of the Company, or (iii) restricts or may restrict the use or disclosure of any information that may be useful to the Company.

    (e) To the best of the Company's knowledge, all of the Company's material information technology systems and material non- information technology embedded systems (including systems or technology currently under development) will record, store, process, calculate and present calendar dates falling on and after (and, if applicable, during spans of time including) January 1, 2000, and will calculate any information dependent on or relating to such date in the same manner, and with the same functionality, data integrity and performance, as the information technology systems and non- information technology embedded systems record, store, process, calculate and present, calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such date.

    6.11. INDEBTEDNESS. At the date hereof, the Company has no Indebtedness outstanding except as set forth in Section 6.11 of the Company Disclosure Schedule. The Company is not in default with respect to any outstanding Indebtedness or any agreement, instrument, or other obligation relating thereto and no such Indebtedness or any agreement, instrument, or other obligation relating thereto purports to limit the issuance of any securities by the Company or the operation of its businesses. Complete and correct copies of all agreements, instruments, and other obligations (including all amendments, supplements, waivers, and consents) relating to any Indebtedness of the Company have been furnished to Streamline.

    6.12.  ABSENCE OF UNDISCLOSED LIABILITIES.  Except (a) to the extent
(i) reflected or reserved against in the Most Recent Audited Balance Sheet, or
(ii) incurred with persons other than any Affiliate of the Company in the ordinary course of business after the date of the Most Recent Audited Balance Sheet, and (b) either to be discharged before the Closing or described in
Section 6.12 of the Company Disclosure Schedule, the Company does not have any liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including without limitation liabilities, as guarantor or otherwise, in respect of obligations of others) other than performance obligations with respect to the contracts that would not be required to be reflected or reserved against in a balance sheet prepared in accordance with generally accepted accounting principles or referred to in the footnotes thereto, except any such liabilities and obligations which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

    6.13.  TAXES.

    (A) BASIS, ETC. Set forth in Section 6.13(a) of the Company Disclosure Schedule are the net operating loss, net capital loss, credit, minimum tax, charitable contribution, and other Tax carryforwards (by type of carryforward and expiration date, if any) of the Company.

    (B) ELECTIONS. All material elections with respect to Taxes (including without limitation any elections under Sections 108(b)(5), 338(g), 565, 936(a), or 936(e) of the Internal Revenue Code of 1986, as amended (the "Code") or Treasury Regulation Sections 1.1502-20(g) or 1.1502-32(f)(2)) affecting the Company are described in Section 6.13(b) of the Company Disclosure Schedule.

    (C) FILING OF TAX RETURNS AND PAYMENT OF TAXES. The Company has timely filed all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all material respects. All Taxes due and payable by the Company have been paid, and the Company will not be liable for any additional Taxes in respect of any taxable period ending on or before the Closing Date in an amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of the Company. The Company has delivered to Streamline correct and complete copies of all Tax Returns filed by or with respect to it with respect to taxable periods ended on or before December 31, 1998, and all relevant documents and information with respect thereto, including without limitation work papers, records, examination reports, statements of deficiencies assessed against or agreed to by the Company.

    (D) AUDIT HISTORY. With respect to the taxable period of the Company ended on or before December 31, 1995, such taxable period has not been audited by the relevant taxing authority and the time for assessing or collecting Tax with respect to each such taxable period has not closed and such taxable period is subject to review by relevant taxing authorities.

    (E) DEFICIENCIES. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company.

    (F) LIENS. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company.

    (G) EXTENSIONS TO STATUTE OF LIMITATIONS FOR ASSESSMENT OF TAXES. The Company has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority.

    (H) EXTENSIONS OF THE TIME FOR FILING TAX RETURNS. The Company has not requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.

    (I) PENDING PROCEEDINGS. There is no action, suit, taxing authority proceeding, or audit with respect to any Tax now in progress, pending, or to the best of the Company's knowledge, threatened, against or with respect to the Company.

    (J) NO FAILURES TO FILE TAX RETURNS. To the Company's knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Company does not pay Tax or file Tax Returns that the Company is or may be subject to Taxes assessed by such jurisdiction.

    (K) MEMBERSHIP IN AFFILIATED GROUPS, ETC. The Company has never been a member of any Affiliated Group, or filed or been included in a combined, consolidated, or unitary Tax Return.

    (L) TAX ELECTIONS. The Company has not made any elections under Code Sections 108(b)(5), 338(g), or 565, or Treasury Regulations Sections 1.1502-20(g) or 1.1502-32(f)(2).

    (M) ADJUSTMENTS UNDER SECTION 481. The Company will not be required, as a result of a change in method of accounting for any period ending on or before the Closing Date, to include any adjustment under Section 481(c) of the Code (or any similar or corresponding provision or requirement under any Tax law) in taxable income for any period ending on or after the Closing Date.

    (N) TAX SHARING, ALLOCATION, OR INDEMNITY AGREEMENTS. The Company is not a party to or bound by any Tax sharing or allocation agreement or has any current or potential contractual obligation to indemnify any other person with respect to Taxes.

    (O) WITHHOLDING TAXES. The Company has withheld and paid all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor or other person.

    (P) FOREIGN PERMANENT ESTABLISHMENTS AND BRANCHES. The Company does not have a permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country, and does not otherwise operate or conduct business through any branch in any foreign country.

    (Q) U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not and has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2), during the applicable period specified in Code
Section 897(c)(1)(A)(ii).

    (R) SAFE HARBOR LEASE PROPERTY. None of the property owned or used by the Company is subject to a tax benefit transfer lease executed in accordance with
Section 168(f)(8) of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981.

    (S) TAX-EXEMPT USE PROPERTY. None of the property owned by the Company is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

    (T) SECURITY FOR TAX-EXEMPT OBLIGATIONS. None of the assets of the Company directly or indirectly secures any indebtedness, the interest on which is tax-exempt under Section 103(a) of the Code, and the Company is not directly or indirectly an obligor or a guarantor with respect to any such indebtedness.

    (U)  SECTION 341(F) CONSENT.  The Company has not filed a consent under Code
Section 341(f) concerning collapsible corporations.

    (V) PARACHUTE PAYMENTS. The Company has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments, that will not be deductible under Code Sections 162(m) or 280G.

    6.14.  EMPLOYEE BENEFIT PLANS.

    (a) Except as described in Section 6.14 of the Company Disclosure Schedule, the Company does not now maintain or contributes to, nor has any outstanding liability with respect to, and has not in the current or preceding six calendar years maintained or contributed to, any pension, profit-sharing, deferred compensation, bonus, stock option, share appreciation right, severance, group or individual health, dental, medical, life insurance, survivor benefit, or similar plan, policy, or arrangement, whether formal or informal, for the benefit of any director, officer, consultant or employee, whether active or terminated, of the Company. Each of the arrangements set forth in Section 6.14(a) of the Company Disclosure Schedule is hereinafter referred to as an "Employee Benefit Plan," except that any such arrangement that is a multi-employer plan will be treated as an Employee Benefit Plan only for purposes of Sections 6.14(d)(iv), (vi), and
(viii) and 6.14(g) below. Except for the Beacon Home Direct, Inc. 401(k) Plan (the "401(k) Plan") effective January 1, 1999, the Company has not maintained or contributed to any Employee Benefit Plan intended to qualify under
Section 401(a) of the Code.

    (b) The Company has delivered to Streamline true, correct, and complete copies of each Employee Benefit Plan, and with respect to each such Plan
(i) any associated trust, custodial, insurance, or service agreements, (ii) any annual report, actuarial report, or disclosure materials (including specifically any summary plan descriptions) submitted to any governmental agency or distributed to participants or beneficiaries thereunder in the current or any of the three preceding calendar years, and (iii) the most recently received Internal Revenue Service ("IRS") determination letters and any governmental advisory opinions or rulings.

    (c) Each Employee Benefit Plan is and has heretofore been maintained and operated in compliance in all material respects with the terms of such Plan and with the requirements prescribed (whether as a matter of substantive law or as necessary to secure favorable tax treatment) by any and all statutes, governmental or court orders, and governmental rules or regulations in effect from time to time, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code and applicable to such Plan. No Employee Benefit Plan is intended to qualify under Section 401(a) of the Code other than the 401(k) Plan.

    (d) (i) There is no pending, or to the best of the Company's knowledge, threatened, legal action, proceeding, or investigation, other than routine claims for benefits, concerning any Employee Benefit Plan, or to the best of the Company's knowledge, any fiduciary or service provider thereof, and to the best of the Company's knowledge, there is no basis for any such legal action, proceeding, or investigation.

    (ii) No liability (contingent or otherwise) to the Pension Benefit Guaranty Corporation ("PBGC") or any multi-employer plan has been incurred by the Company or any of its Affiliates (other than insurance premiums satisfied in due course).

    (iii) No reportable event, or event or condition that presents a material risk of termination by the PBGC, has occurred with respect to any Employee Benefit Plan, or any retirement plan of an Affiliate of the Company, which is subject to Title IV of ERISA.

    (iv) No Employee Benefit Plan nor any party in interest with respect thereof, has engaged in a prohibited transaction that could subject the Company directly or indirectly to liability under Section 409 or 502(i) of ERISA or
Section 4975 of the Code.

    (v) No written communication, report, or disclosure has been made that, at the time made, did not in all material respects accurately reflect the terms and operations of any Employee Benefit Plan.

    (vi) No Employee Benefit Plan provides welfare benefits subsequent to termination of employment to employees or their beneficiaries (except to the extent required by applicable state insurance laws and Title I, Part 6 of ERISA).

    (vii) No benefits due under any Employee Benefit Plan have been forfeited subject to the possibility of reinstatement (which possibility would still exist at or after the Closing).

    (e) With respect to each Employee Benefit Plan for which a separate fund of assets is or is required to be maintained, full payment has been made of all amounts that the Company is required, under the terms of each such Plan, to have paid as contributions to that Plan as of the end of the most recently ended plan year of that Plan, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any such Plan. The current value of the assets of each such Employee Benefit Plan, as of the end of the most recently ended plan year of that Plan, exceeded the current value of all accrued benefits under that Plan.

    (f) Except as described on Section 6.14 of the Company Disclosure Schedule, the execution of this Agreement and the consummation of the transactions contemplated hereby will not result in any payment (whether of severance pay or otherwise) becoming due from any Employee Benefit Plan to any current or former director, officer, consultant, or employee of the Company or result in the vesting, acceleration of payment, or increases in the amount of any benefit payable to or in respect of any such current or former director, officer, consultant, or employee.

    (g) No Employee Benefit Plan is a multi-employer plan.

    (h) For purposes of this Section 6.14, "multi-employer plan," "party in interest," "current value," "accrued benefit," "reportable event," and "benefit liability" have the same meaning assigned such terms under Sections 3, 4043(b) or 4001(a) of ERISA, and "affiliate" means any entity that under Section 414 of the Code is treated as a single employer with the Company.

    6.15.  SAFETY AND ENVIRONMENTAL MATTERS.

    (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, none of the plants, offices, or properties in or on which the Company carries on business nor any of the activities carried on by it are in violation of any zoning, health, or safety law or regulation, including without limitation the Occupational Safety and Health Act of 1970, as amended.

    (b) Except as set forth in Section 6.15 of the Company Disclosure Schedule or as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, neither the Company nor any operator of any real property presently or formerly owned, leased, or operated by the Company is in violation or alleged violation of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability

Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and applicable federal, state, foreign, and local statutes, regulations, ordinances, orders, and decrees relating to health, safety, or the environment (all of the foregoing, collectively, "Environmental Laws").

    (c) Except as set forth in Section 6.15 of the Company Disclosure Schedule, the Company has not received notice from any third party, including without limitation any federal, state, foreign, or local governmental authority, that
(i) the Company has been identified by the United States Environmental Protection Agency (the "EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R.
Part 300 Appendix B (1986); (ii) any hazardous waste as defined by 42 U.S.C.
Section 6903(5), any hazardous substance as defined by 42 U.S.C.
Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substance, oil, or hazardous material or other chemical or substance regulated by any Environmental Laws (collectively, "Hazardous Substances") that the Company has generated, transported, handled, used, or disposed of has been found in violation of Environmental Laws at any site at which a federal, state, foreign, or local agency or other third party has conducted or has ordered that the Company conduct a remedial investigation, removal, or other response action pursuant to any Environmental Law; or
(iii) the Company is or will be a named party to any claim, action, cause of action, complaint (contingent or otherwise), or legal or administrative proceeding arising out of any third party's incurrence of costs, expenses, losses, or damages of any kind whatsoever in connection with the release of Hazardous Substances.

    (d) Except as set forth in Section 6.15 of the Company Disclosure Schedule,
(i) no portion of any real property presently or formerly owned, leased, or operated by the Company has been used by the Company, or to the best of the Company's knowledge, by any other person, for the handling, usage, manufacturing, processing, storage, or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any real property presently owned, leased, or operated by the Company, or to the best of the Company's knowledge, any real property formerly owned, leased, or operated by it; (ii) in the course of the activities conducted by the Company and to the best of the Company's knowledge, those of any other operators of any real property presently or formerly owned, leased, or operated by the Company, no Hazardous Substances have been generated, stored, or used on such properties except in accordance with applicable Environmental Laws; (iii) to the best of the Company's knowledge, there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing, or dumping) or threatened releases of Hazardous Substances on, upon, into, or from any real property presently or formerly owned, leased, or operated by the Company; (iv) to the best of the Company's knowledge, there have been no releases on, upon, from, or into any real property in the vicinity of any real property presently or formerly owned, leased, or operated by the Company that, through soil or groundwater contamination, may have come to be located on, any of the real property presently or formerly owned, leased, or operated by the Company; and (v) any Hazardous Substances that have been generated by the Company, or to the best of the Company's knowledge, any other person, on any real property presently or formerly owned, leased, or operated by the Company, have been transported offsite only by carriers having an identification number issued by the EPA and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities, to the best of the Company's knowledge, have been and are operating in compliance with such permits and applicable Environmental Laws.

    (e) Except as set forth in Section 6.15 of the Company Disclosure Schedule, no real property presently owned, leased, or operated by the Company, and to the best of the Company's knowledge, no real property formerly owned, leased, or operated by the Company, is or will be subject to any environmental cleanup responsibility law or regulation or environmental restrictive transfer law or regulation by reason of the Merger or the other transactions contemplated hereby.

    6.16. LABOR RELATIONS. The Company is and has been in compliance in all material respects with all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, nondiscrimination in employment, and unfair labor practices. There is no charge or proceeding pending, or to the best of the Company's knowledge, threatened, against the Company alleging unlawful discrimination in employment practices or unfair labor practice before any court or agency, including without limitation the National Labor Relations Board. There is no labor strike, work slow-down, or work stoppage pending or to the best of the Company's knowledge threatened against or involving the Company. No one has petitioned within the last five years or, to the best of the Company's knowledge, is now petitioning for union representation of any of the employees of the Company. None of the employees of the Company is covered by any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by the Company. The Company has not experienced any labor strike, work slowdown, work stoppage or other material labor difficulty during the last five years.

    6.17. LITIGATION. No litigation, arbitration, action, suit, proceeding, or to the Company's knowledge investigation (whether conducted by any judicial or regulatory body, arbitrator, or other person) is pending or, to the best of the Company's knowledge, threatened, against the Company, nor is there any valid therefor known to the Company.

    6.18. ACCOUNTS RECEIVABLE. The accounts receivable recorded in the records and books of account of the Company as due to the Company as of the Closing Date, represents all of the receivables that have arisen from bona fide transactions in the ordinary course of business in connection with the Company, consistent with past practice and the extensions of credit reflected by such receivables have been extended, or will be extended, in the manner consistent with past trade and credit practices of the Company. Said receivables, less the amount of any reserve therefore, have been recorded in the records and books of account of the Company in accordance with GAAP, consistent with past business practices and except as set forth on Section 6.18 of the Company Disclosure Schedule, none of such accounts receivable or other credits is or will at the Closing Date, be subject to any valid counterclaim or set off, except to the extent of any such provision for reserve.

    6.19. INVENTORIES. The inventories of the Company will consist solely of, material and goods of a quality and quantity which are usable or saleable in the normal course of the business, consistent with past practices as carried on by the Company, or to be carried on by the Surviving Corporation, as the case may be, net of any reserve for excessive or obsolete inventories. The Inventories are adequate for present needs of the Company, are fairly reflected on the books of account of the Company, stating items of inventory at the lower of cost or market value in accordance with GAAP, with adequate allowance for excessive, spoiled or obsolete inventories.

    6.20. ACCOUNTS PAYABLE. Accounts payable recorded in the records and books of account of the Company, represents all of the payables that have arisen from bona fide transactions in the ordinary course of business in connection with the Company, consistent with past practice and the payment of such payables have been made in the manner consistent with past trade and credit practices of the Company. Said payables, have been recorded in the records and books of account of the Company in accordance with GAAP, consistent with past business practices and except as set forth on Section 6.20 of the Company Disclosure Schedule, none of such accounts payables is or will at the Closing Date, be payable for a period in excess of 90 days.

    6.21. CONTRACTS. Section 6.21 of the Company Disclosure Schedule sets forth a complete and accurate list of all material contracts to which the Company is a party or by or to which it or any of its assets or properties is bound or subject. As used in this Agreement, the word "contract" includes every agreement or understanding of any kind, written or oral, that is legally enforceable by or against or otherwise binding on the Company, and specifically includes without limitation: (a) agreements with any current or former officer, director, employee, consultant, or stockholder, or any partnership, corporation, joint venture, or any other entity in which any such person has an interest and the Company has knowledge of such person's interest;
(b) agreements with any labor union or association representing any employee;
(c) agreements for the provision of services by or to the Company; (d) bonds or other security agreements provided by any party in connection with the business of the Company; (e) agreements for the purchase or other acquisition or the sale or other disposition of assets or properties, in each case other than in the ordinary course of business, or for the grant to any person of any preferential rights to purchase any of such assets or properties; (f) joint venture agreements relating to the assets, properties, or business of the Company or by or to which it or any of its assets or properties is bound or subject;
(g) agreements under which the Company agrees to indemnify any party, to share tax liability of any party, or to refrain from competing with any party;
(h) agreements with regard to Indebtedness; or (i) any other contract or other agreement, whether or not made in the ordinary course of business. All of the contracts listed in Section 6.21 of the Company Disclosure Schedule are in full force and effect, and (A) the Company, is not in material default under or breach of any of them, and (B) to the best of the Company's knowledge, no other party thereto, is in material default under or breach of any of them, nor to the best of the Company's knowledge, does any event or condition exist that after notice or lapse of time or both could constitute a default thereunder or breach thereof on the part of the Company, or to the best of the Company's knowledge, any other party thereto. No approval or consent of any person that has not already been obtained and listed in Section 6.21 of the Company Disclosure
Schedule is needed in order that the contracts listed in Section 6.21 of the Company Disclosure Schedule continue in full force and effect following the consummation of the Merger and the other transactions contemplated hereby, and no such contract includes any provision, the effect of which may be to terminate (or give rise to a right of termination under) such contract, to enlarge or accelerate any obligations of the Company thereunder, or to give additional rights to any other person, upon consummation of the Merger or the other transactions contemplated hereby. The Company has delivered to Streamline true, correct, and complete copies of all such contracts, including all amendments, modifications, and supplements thereto.

    6.22.  POTENTIAL CONFLICTS OF INTEREST.  Except as set forth on
Section 6.22 of the Company Disclosure Schedule, no officer, director, or stockholder of the Company (a) owns, directly or indirectly, any interest (excepting not more than 1% stock holdings for investment purposes in securities of publicly held and traded companies) in, or is an officer, director, employee, or consultant of, any person that is a material competitor, lessor, lessee, or supplier of the Company; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company is using or the use of which is necessary for the business of the Company; or (c) to the best of the Company's knowledge, has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under Employee Benefit Plans, and similar matters and agreements.

    6.23. INSURANCE. Section 6.23 of the Company Disclosure Schedule lists the policies of theft, fire, liability, workmen's compensation, life, property and casualty, and other insurance owned or held by the Company. Such policies of insurance are maintained with financially sound and reputable insurance companies, funds, or underwriters, and are of the kinds, cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice. In all material respects, all such policies are in full force and effect; are sufficient for compliance by the Company with all requirements of law and of all agreements to which the Company is a party; are valid, outstanding, and enforceable policies and provide that they will remain in full force and effect through the respective dates set forth in the Company Disclosure Schedule; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

    6.24. BANK ACCOUNTS, SIGNING AUTHORITY, POWERS OF ATTORNEY. Section 6.24 of the Company Disclosure Schedule sets forth a complete and accurate list of all bank, brokerage, and other accounts, and all safe-deposit boxes, of the Company and the persons with signing or other authority to act with respect thereto. Except as so listed, the Company does not have any account or safe deposit box in any bank, and no person has any power, whether singly or jointly, to sign any checks on behalf of the Company, to withdraw any money or other property from any bank, brokerage, or other account of the Company, or to act under any agency or power of attorney granted by the Company at any time for any purpose. Section 6.24 of the Company Disclosure Schedule also sets forth the names of all persons authorized to borrow money or sign notes on behalf of the Company.

    6.25. SUPPLIERS AND CUSTOMERS. Section 6.25 of the Company Disclosure Schedule lists the twenty (20) largest suppliers of the Company during the twelve calendar month period immediately preceding the date of this Agreement. The relationships of the Company with its suppliers and customers (as a whole) are good commercial working relationships, and no supplier or customer of material importance to the Company or material number of Company customers has canceled or otherwise terminated, or threatened in writing to cancel or terminate, its relationship with the Company or has during the last such twelve months decreased materially, or threatened to decrease or limit materially, its services, supplies, or materials to the Company or its usage or purchase of the services or products of the Company, except for normal cyclical changes related to customers' businesses. The Company has no knowledge or reason to know that any such supplier or a material number of customers intends to cancel or otherwise substantially modify its relationship with the Company or to decrease materially or limit its services, supplies, or materials to the Company, or its usage or purchase of the Company's services or products, and the consummation of the transactions contemplated hereby will not, to the best of the Company's knowledge, adversely affect the relationship of the Company with any such supplier or customers.

    6.26. EMPLOYMENT OF OFFICERS, EMPLOYEES. Section 6.26 of the Company Disclosure Schedule lists the name and current annual salary and other compensation payable by the Company to each exempt non-hourly employee whose current total annual compensation or estimated compensation from the Company (including but not limited to wages, salary, commissions, normal bonus, deferred compensation, and other extra compensation) is $50,000 or more.

    6.27. MINUTE BOOKS. The minute books of the Company made available to Streamline for inspection accurately record therein all material actions taken by its Board of Directors, all committees thereof, and its stockholders.

    6.28. BROKERS. No finder, broker, agent, or other intermediary has acted for or on behalf of the Company in connection with the negotiation, preparation, execution, or delivery of this Agreement or the consummation of the Merger or the other transactions contemplated hereby.

    6.29.  COMPLIANCE WITH OTHER AGREEMENTS, LAWS, ETC.

    (a) The Company has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to its business (including, without limitation, any laws, statutes, governmental regulations, of the United States Department of Agriculture, the United States Food and Drug Administration, the United States Department of Commerce and any federal or state governmental authorities relating to the preparation, storage, handling and/or delivery of food products), and (ii) its Articles of Incorporation and by-laws, respectively, each as amended to date; in the case of the preceding clause (i), excepting only any such noncompliances that, both individually and in the aggregate, have not resulted in and will not have a Material Adverse Effect on the Company. The Company has not been charged with, or to the best of its knowledge, been under investigation with respect to, any violation of any provision of any federal, state, or local law or administrative regulation. The Company has and maintains and Section 6.29 of the Company Disclosure Schedule sets forth a complete and correct list of, all such licenses, permits, and other authorizations of governmental authorities as are necessary or desirable for the conduct of its businesses or in connection with the ownership or use of its properties, all of which are in full force and effect, true and complete copies of all of which have previously been delivered to Streamline, and none of which will be affected by the consummation of the Merger and the other transactions contemplated hereby.

    (b) Except as set forth on Section 6.29 of the Company Disclosure Schedule,
(i) each person or entity that supplies to the Company any food products that contain seafood, poultry, meat (including deli meat), or eggs has obtained proper certification of its facilities and operations from the United States Department of Agriculture, the United States Food and Drug Administration, the United States Department of Commerce and any applicable state or local agency,
(ii) each person or entity that supplies to the Company any food products that do not contain seafood, poultry, meat (including deli meat), or eggs has provided the Company with reasonable evidence to that effect, and (iii) to the Company's knowledge, after reasonable investigation, no person or entity that supplies any food products to the Company is under investigation with respect to, or in violation of, any federal, state, or local law or administrative regulation relating to the preparation, storage, handling and/or delivery of food products.

    6.30. OWNERSHIP OF STREAMLINE STOCK. Except as set forth in Section 6.8 of the Company Disclosure Schedule, neither the Company, nor to the best of the Company's knowledge, any of its affiliates or associates (as such terms are defined under the Exchange Act) beneficially owns, directly or indirectly, or is a party to any agreement, arrangement, or understanding with respect to the acquisition, holding, voting, or disposition of any shares of the capital stock or other securities of Streamline.

    6.31. ACCOUNTING MATTERS. To the knowledge of the Company, after consulting with the Company's independent auditors, neither the Company, nor to the best of the Company's knowledge, any of its Affiliates, has through the date of this Agreement taken or agreed to take any action that would prevent the business combination to be effected through the Merger from being accounted for as a "pooling of interests."

    6.32. DISCLOSURE. No representation or warranty of the Company in this Agreement (including the exhibits and schedules hereto) or any of the other transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not false or misleading.

    6.33 ACTIVE STOCKHOLDERS. Scott DeGraeve is the only Stockholder who is active in the Company's day-to-day operations.

    7.  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS.

    Each of the Stockholders hereby represents and warrants to Streamline, with respect to him-, her-, or itself only, as follows:

    7.1. AUTHORIZATION AND ENFORCEABILITY. Such Stockholder has all requisite power and full legal right and authority (including, in the case of a Stockholder who is not a natural person, due approval of its Board of Directors, stockholders, managers, and/or other persons exercising similar powers) to enter into this Agreement, to perform all of such Stockholder's agreements and obligations hereunder, and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

    7.2.  GOVERNMENTAL AND OTHER THIRD-PARTY CONSENTS, NON-CONTRAVENTION,
ETC. No consent, approval, or authorization of or registration, designation, declaration, or filing with any governmental authority, federal or other, or any other person is required on the part of such Stockholder in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of such transactions will not violate (a) in the case of any Stockholder who is not a natural person, any provision of its Certificate of Incorporation, by-laws, partnership or operating agreement, and/or other constituting documents, (b) any order, judgment, injunction, award or decree of any court or state or federal governmental or regulatory body applicable to such Stockholder, or (iii) any judgment, decree, order, statute, rule, regulation, agreement, instrument, or other obligation to which such Stockholder is a party or by or to which it or any of such Stockholder's assets is bound or subject.

    7.3. TITLE TO SHARES, ETC. Such Stockholder owns, as of the date hereof, and will own, as of the Closing, in each case both of record and beneficially, the shares of the Company's capital stock and other securities of the Company, if any, indicated with respect to such Stockholder in Section 6.4 of the Company Disclosure Schedule, all free and clear of Liens. Such Stockholder does not own, either legally or beneficially, any other shares of capital stock or other securities of the Company.

    7.4. INVESTMENT REPRESENTATIONS. Each Stockholder has completed an investor questionnaire in the form attached as EXHIBIT E hereto, and represents and warrants that it has completed such investor questionnaire accurately, and acknowledges and understands that Streamline is relying upon such investor questionnaire to establish, in part, that an exemption from registration of the shares of Streamline Common Stock to be issued pursuant to the terms hereof under federal Securities Act is available. Such Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in Streamline Common Stock that such Stockholder is making by reason of the Merger and the other transactions contemplated by this Agreement. Such Stockholder's financial condition is such that it is able to bear all economic risks of investment in Streamline Common Stock, including a complete loss of such Stockholder's investment. Streamline has provided such Stockholder with access to financial and other information concerning Streamline (including without limitation, Streamline's SEC Reports) and such Stockholder has had the opportunity to ask questions of and receive answers from Streamline concerning the Merger and the other transactions contemplated by this Agreement and to obtain from Streamline additional information regarding an investment in Streamline. Such Stockholder will acquire shares of Streamline Common Stock in the Merger solely for investment purposes, with no present intention of distributing or reselling any of such shares or any interest therein. Such Stockholder is aware that except as set forth in this Agreement, such shares of Streamline Common Stock will not be registered under the Securities Act, and that neither such shares nor any interest therein may be sold, pledged, or otherwise transferred unless the resale of such shares is registered under the Securities Act or qualifies for an exemption from such registration.

    8.  REPRESENTATIONS AND WARRANTIES OF STREAMLINE AND MERGER SUB.

    Streamline and Merger Sub, jointly and severally, hereby represent and warrant as follows, subject in each case to such exceptions as are specifically contemplated by this Agreement or as are set forth in (i) the attached Disclosure Schedule of the Streamline and Merger Sub (the "Streamline and Merger Sub Disclosure Schedule"),

    8.1. INCORPORATION; AUTHORITY. Each of Streamline and Merger Sub is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. Streamline has delivered to the Company complete and correct copies of the Certificate of Incorporation and by-laws of Streamline and the Certificate of Incorporation and by-laws of the Merger Sub, in each case with all amendments thereto.

    8.2. AUTHORIZATION AND ENFORCEABILITY. Subject to the approval of shareholders of Streamline of the Meeting Purposes, each of Streamline and Merger Sub has all requisite power and full legal right and authority (including due approval of its Board of Directors) to enter into this Agreement, to perform all of its agreements and obligations hereunder, and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Streamline and Merger Sub and constitutes a legal, valid, and binding obligation of each of them, enforceable against each of them in accordance with its terms.

    8.3.  GOVERNMENTAL AND OTHER THIRD-PARTY CONSENTS, NON-CONTRAVENTION,
ETC. No consent, approval, or authorization of or registration, designation, declaration, or filing with any governmental authority, federal or other, or any other person, is required on the part of Streamline or Merger Sub in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby, except for applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or "blue sky" laws and state takeover laws, the HSR Act, the Nasdaq National Market and filing and recordation of appropriate merger documents as required by the IBCA and the DGCL. The execution, delivery, and performance of this Agreement and the consummation of such transactions will not violate (a) any provision of Streamline's or Merger Sub's Certificate of Incorporation or by-laws, (b) any order, judgment, injunction, award or decree of any court or state or federal governmental or regulatory body applicable to Streamline or Merger Sub, or (iii) any judgment, decree, order, statute, rule, regulation, agreement, instrument, or other obligation to which Streamline or Merger Sub is a party or by or to which either of them or any of their respective assets is bound or subject.

    8.4. MERGER SUB. Merger Sub has been organized for the specific purpose of engaging in the Merger and the other transactions contemplated hereby and has not incurred any material liabilities, conducted any material business, or entered into any material contracts or commitments, in each case except such as are in furtherance of or incidental to such transactions. The capitalization of Merger Sub consists of 100 shares of common stock, all of which shares are owned directly by Streamline.

    8.5. STREAMLINE'S SEC STATEMENTS, REPORTS AND DOCUMENTS. Since June 17, 1999, Streamline has timely filed with the SEC all forms, reports, registration statements, and documents required to be filed by it. Streamline has delivered to the Company true and complete copies of (i) the prospectus dated June 17, 1999 filed by Streamline with the SEC on June 18, 1999, (ii) its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 1999 (the "June 1999 10-Q"), and (iii) all other forms, reports (including without limitation annual reports pursuant to Exchange Act rule 14a-3), registration statements, and documents filed by Streamline with the SEC since June 18, 1999 (collectively, all of the foregoing documents, "Streamline's SEC Reports"). As of their respective dates, Streamline's SEC Reports complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Streamline's SEC Reports is required to be amended or supplemented as of the date hereof. The financial statements (including any related notes) of Streamline included in Streamline's SEC Reports were prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated in the financial statements or, in the case of audited statements, the related report of Streamline's independent certified public accountants) and present fairly the consolidated financial position, results of operations, changes in stockholders' equity, and cash flows, as applicable, of Streamline and its consolidated Subsidiaries as of the dates and for the periods indicated; subject, in the case of unaudited interim consolidated financial statements, to condensation, the absence of footnote disclosure, and normal, recurring end-of-period adjustments, the effect of which was not and will not be material.

    8.6. CAPITALIZATION. The authorized capital stock of Streamline consists of 50,000,000 shares of Streamline Common Stock, $0.01 par value per share with one vote per share on all matters on which shareholders are entitled to vote under the DGCL ("Streamline Common Stock") and 5,000,000 shares of Streamline Preferred Stock, $0.01 par value per share. No shares of such Preferred Stock are issued and outstanding. All of the outstanding shares of Streamline Common Stock were issued in compliance with all applicable laws, including securities laws and all applicable preemptive and similar rights of any person. No person has the right to rescind any purchase of any shares of Streamline's capital stock or other securities.

    As of September 30, 1999 (i) 18,373,796 shares of Streamline Common Stock were issued and outstanding, all of which were duly authorized, validly issued, fully paid and non-assessable, and (ii) outstanding options granted pursuant to the Streamline's 1993 Employee Option Plan, 1993 Director Option Plan and Streamline's 1999 Employee Stock Purchase Plan (collectively, the "Streamline Stock Plans") are, in the aggregate, not greater than 1,755,495. Since that date, no shares of Streamline Common Stock have been issued except upon the exercise of options granted under the Streamline Stock Plans.

    Except (i) as set forth in Section 8.6 of the Streamline and Merger Sub Disclosure Schedule, (ii) as set forth in Streamline's SEC Reports filed prior to the date hereof, and (iii) for stock options issued pursuant to the Streamline's Stock Plans, there are no agreements or other obligations on the part of Streamline to purchase or sell, no convertible or exchangeable securities, options, warrants or other rights to acquire from Streamline any shares of its capital stock or other securities. The Streamline stockholders who have executed and delivered to the Company the Support/Voting Agreement, in the aggregate, beneficially own and control the voting rights of not less than a majority of the issued and outstanding shares of Streamline Common Stock.

    8.7 LITIGATION. Except as set forth on Streamline's SEC Reports, no litigation, arbitration, action, suit, proceeding, or, to Streamline's knowledge, investigation (whether conducted by any judicial or regulatory body, arbitrator, or other person) is pending or, to the best of Streamline's knowledge, threatened, against Streamline or any of its subsidiaries, nor is there is any valid basis therefor known to Streamline.

    8.8  ABSENCE OF UNDISCLOSED LIABILITIES.  Except to the extent
(a) reflected or reserved against in the balance sheet set forth in June 1999 10-Q, or (b) incurred with persons other than any Affiliate of Streamline in the ordinary course of business after the filing date of the June 1999 10-Q, Streamline does not have any liabilities or obligations of any nature (including obligations or liabilities relating to any violation of law), whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities, as guarantor or otherwise, in respect of obligations of others) other than performance obligations with respect to the contracts that would not be required to be reflected or reserved against in a balance sheet prepared in accordance with generally accepted accounting principles or referred to in the footnotes thereto, except such liabilities and obligations which, individually or in the aggregate, would not have a Material Adverse Effect on Streamline.

    8.9 BROKERS. No finder, broker, agent, or other intermediary has acted for or on behalf of Streamline or Merger Sub in connection with the negotiation, preparation, execution, or delivery of this Agreement or the consummation of the transactions contemplated hereby.

    8.10. OWNERSHIP OF COMPANY STOCK. Except as set forth in Section 8.10 of the Streamline and Merger Sub Disclosure Schedule, none of Streamline, Merger Sub, or any other Subsidiary of Streamline, or to the best of Streamline's knowledge, any of its affiliates or associates (as such terms are defined under the Exchange Act) beneficially owns, directly or indirectly, or is a party to any agreement, arrangement, or understanding with respect to the acquisition, holding, voting, or disposition of any shares of the capital stock or other securities of the Company.

    8.11. ACCOUNTING MATTERS. To the knowledge of Streamline, after consulting with Streamline's independent auditors, neither Streamline nor Merger Sub, nor to the best of Streamline's knowledge, any of their respective Affiliates, has through the date of this Agreement, taken or agreed to take any action that would prevent the business combination to be effected through the Merger from being accounted for as a "pooling of interests."

    8.12. DISCLOSURE. No representation or warranty of Streamline or Merger Sub in this Agreement (including the exhibits and schedules hereto) or any of the other transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not false or misleading.

    8.13 CONTINUITY OF BUSINESS ENTERPRISE. It is the present intention of Streamline and Merger Sub to continue at least one significant historic business line of the Company, or to use a significant portion of the Company's historic business assets in a business, in each case within the meaning of
Section 1.368-1(d) of the Treasury Regulations.

    9.  MUTUAL COVENANTS.

    9.1. SATISFACTION OF CONDITIONS. Each of the parties will use its reasonable best efforts to cause the satisfaction on or before December 31, 1999, of the conditions contained in Sections 12 through 14 of this Agreement that impose obligations on it or require action on its part or the part of any of its stockholders or Affiliates.

    9.2. POOLING AND TAX-FREE REORGANIZATION TREATMENT. No party will knowingly take or cause or permit to be taken any action, whether before or after the Effective Time, that would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a)(2)(E) of the Code.

    9.3. AGREEMENTS OF AFFILIATES. The Affiliates Schedules of the Company, attached as EXHIBIT F-1 hereto, and Streamline, attached as EXHIBIT F-2 hereto, respectively set forth all persons whom the scheduling party believes may be deemed to be "affiliates" of such party, as that term, in the case of the Company, is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 under the Securities Act or (ii) used in and for purposes of Accounting Series, Releases 130 and 135, as amended, of the SEC, or in the case of Streamline, is used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the SEC.

    Each of the Company and Streamline will use its reasonable best efforts to cause each person who is so identified as an Affiliate of it, to execute and deliver to it as promptly as possible an executed copy of an Affiliate's Agreement substantially in the form of EXHIBIT G-1 or G-2 attached hereto, as applicable ("Affiliate's Agreement(s)"), and each of the Stockholders who is so identified as an Affiliate agrees to execute and deliver a copy of the applicable Affiliate's Agreement.

    Before the Closing Date, each of the parties will (if necessary) amend and supplement its Affiliates Schedule and will use all reasonable efforts to cause each additional person who is identified therein as an affiliate of it to execute and deliver a copy of the applicable Affiliate's Agreement in accordance with the foregoing.

    9.4. TAX MATTERS. The parties understand and agree that none of them is making any representation or warranty with respect to the tax consequences of this Agreement, the Merger, or the other transactions contemplated hereby. The parties intend, however, that the Merger constitute a "tax-free reorganization" under Section 368(a)(2)(E) of the Code, and agree to report the Merger as such on their respective Tax Returns. Each of the parties will use its reasonable best efforts to obtain, as promptly as is practicable following the date hereof and in any event before the Effective Time of the Merger, such oral or written assurances as it reasonably deems sufficient to enable the Company, Streamline, and Merger Sub to execute and deliver to the others and to the tax counsel that will render the Tax Opinion a certificate that such tax counsel reasonably deems sufficient to allow such tax counsel to deliver the Tax Opinion.

    9.5. FURTHER ASSURANCES. Subject to the terms and conditions set forth in this Agreement, from time to time both before and after the Effective Time, each of the parties will use his or its reasonable best efforts, as promptly as is practicable to take or cause to be taken all actions, and to do or cause to be done all other things, as are necessary, proper, or advisable to consummate and make effective the Merger and the other transactions contemplated hereby. In the event the Secretary of State of the State of Illinois raises any technical objection to the terms of this Agreement as part of the Articles of Merger, the parties hereto agree to restate and amend this Agreement to eliminate such objection so long as such amendment does not adversely affect any party hereto.

    10. CONDUCT OF THE COMPANY'S BUSINESS PENDING THE CLOSING. The Company and the Stockholders jointly and severally covenant and agree that, from and after the date of this Agreement and until the Closing, except as otherwise specifically consented to or approved by Streamline in writing:

    10.1. FULL ACCESS. The Company will afford to Streamline and its authorized representatives, upon reasonable notice, full access during normal business hours to all properties, books, records, contracts, and documents of the Company and a full opportunity to make such investigations as they will desire to make of the Company, and the Company will furnish or cause to be furnished to Streamline and its authorized representatives all such information with respect to the affairs and businesses of the Company as Streamline may reasonably request, except to the extent that such access and opportunity cannot be provided and such information can be furnished without unreasonably interfering with the business of the Company.

    10.2. CARRY ON IN REGULAR COURSE. The Company will maintain its owned and leased properties in good operating condition and repair, will make all necessary renewals, additions, and replacements thereto, will carry on its businesses diligently and substantially in the same manner as heretofore, and will not make or institute any material new, unusual, or novel methods of manufacture, purchase, sale, lease, management, accounting, or operation or take or permit to occur or exist any action or circumstance referred to in
Section 6.8 hereof, except to the extent to comply with outstanding contractual obligations otherwise disclosed in this Agreement or as contemplated by this Agreement.

    10.3. NO DIVIDENDS, ISSUANCES, REPURCHASES, ETC. The Company will not declare, set aside, or pay any dividends (whether in cash, shares of stock, other property, or otherwise) on, or make any other distribution in respect of, any shares of its capital stock or other securities, or issue, purchase, redeem, or otherwise acquire for value any shares of its capital stock or other securities.

    10.4. NO COMPENSATION CHANGES. The Company will not increase the compensation payable or to become payable to any of its officers or directors or (except for increases made in the usual and ordinary course of business and consistent with past) any of its key employees or agents, or increase any bonus, insurance, pension, or other benefit plan, payment, or arrangement made to, for, or with any such officers, directors, key employees or agents, nor will it effect any general or uniform increase in the compensation payable or to become payable to its employees, including without limitation any increase in the benefits under any bonus or pension plan or other contract or commitment.

    10.5. CONTRACTS AND COMMITMENTS. Except for those contracts, commitments or transactions for which the Company has received the prior written consent of Streamline, the Company will not enter into any contract or commitment, or engage in any other transaction, with any of its Affiliates, other than in the usual and ordinary course of business and consistent with its normal past business practices.

    10.6. PURCHASE AND SALE OF CAPITAL ASSETS. The Company will not purchase, lease as lessee, license as licensee, or otherwise acquire any interest in, or sell, lease as lessor, license as licensee, or otherwise dispose of any interest in, any capital asset(s) (i) other than in the ordinary course of business,
(ii) having a market value in excess of $10,000 in any instance, or in excess of $50,000 in the aggregate, or (iii) other than to the extent necessary in order to comply with outstanding contractual obligations under agreements specified in Section 6.21 of the Company Disclosure Schedule or as contemplated by this Agreement.

    10.7 NO INVESTMENTS. The Company will not establish any subsidiary or make or commit to make any investment in any subsidiary or other person.

    10.8. INSURANCE. The Company will maintain with financially sound and reputable insurance companies, funds or underwriters adequate insurance (including without limitation the insurance referred to on Section 6.23 of the Company Disclosure Schedule) of the kinds, covering such risks, in such amounts, and with such deductibles and exclusions, as are consistent with prudent business practice.

    10.9. PRESERVATION OF ORGANIZATION. The Company will use its reasonable best efforts to preserve its business organization intact, to keep available for the benefit of the Surviving Corporation its present officers and key employees and consultants, and to preserve for the benefit of the Surviving Corporation its present business relationships with its material suppliers and customers and others having business relationships with it.

    10.10. NO DEFAULT. The Company will not take or omit to take any action, or permit any action or omission to act, within the Company's reasonable control, that would cause a default under or a material breach of any of its contracts, commitments, or obligations, provided that no such default or breach would, individually or in the aggregate, be reasonable likely to have a Material Adverse Effect on the Company.

    10.11. COMPLIANCE WITH LAWS. The Company will duly comply in all material respects with all applicable laws, regulations, and orders.

    10.12. ADVICE OF CHANGE. The Company will promptly advise Streamline in writing of any material adverse change in the business, assets, condition (financial or otherwise), or operations of the Company.

    10.13. NO SHOPPING. From the date hereof until January 15, 2000, neither the Company nor any of the Stockholders will negotiate for, solicit, discuss (other than to decline a soliciting party's offer to enter into such a discussion), negotiate, or enter into any agreement or understanding, whether or not binding, with respect to the issuance, sale, or transfer of any of the capital stock (other than pursuant to the Company's Option Plan or with respect to other securities existing as of the date hereof) or the assets of the Company (other than sales of inventory in the ordinary course of business) or any merger or other business combination of the Company, to or with any person other than Streamline and Merger Sub.

    10.14 STOCKHOLDERS MEETING. The Company shall call a special meeting of the Company Stockholders (or circulate a written consent) to consider and vote upon the approval of this Agreement and the Merger and the other transactions contemplated hereby. Subject to the fiduciary duties of The Company's Board of Directors under applicable law the Company shall recommend to its stockholders the approval of this Agreement and the Merger and the other transactions contemplated hereby and shall use its reasonable best efforts to solicit and obtain the requisite vote of approval.

    10.15. CONSENT OF THIRD PARTIES. The Company shall employ its reasonable best efforts to secure, before the Closing, the consent, in form and substance reasonably satisfactory to Streamline and Streamline's counsel, to the consummations of the transactions contemplated by the Agreement by each party to any contract, commitment or obligation of the Company, in each case under which such consent is required.

    10.16. SATISFACTION OF CONDITIONS PRECEDENT. The Company shall use its best efforts to cause the satisfaction of the conditions precedent contained in Sections 13 and 14 hereof.

    10.17. DISCLOSURE SUPPLEMENTS. From time to time before the Closing, and in any event immediately before the Closing, the Company and the Stockholders will promptly advise Streamline in writing of any matter hereafter arising or becoming known to any of them that, if existing, occurring, or known at or before the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Schedule, or that is necessary to correct any information in the Company Disclosure Schedule that is or has become inaccurate.

    10.18 STOCKHOLDER PARTIES. The Company shall use its reasonable best efforts to cause each Other Stockholder to become a party to this Agreement by executing and delivering to Streamline an instrument to such effect in form and substance reasonably satisfactory to Streamline.

    10.19 SALE LEASEBACK. The Company shall use its reasonable best efforts to cause (i) a certificate of occupancy for the distribution center currently under construction to be obtained; (ii) the sale leaseback transaction with Cardinal Capital Partners, Inc. (SCOTMKT Chicago, L.L.C.) to be consummated, (iii) its construction line of credit related to such sale leaseback transaction to be terminated and (iv) net sale proceeds of not less than $1,300,000 in connection with such sale leaseback to be received.

    10.20 OPTION COMMITTEE. The Company shall use its reasonable best efforts to cause the Option Committee of its Board of Directors to take all steps necessary, pursuant to Section 15(b) of the Company Option Plan, to cause each Company Option to be deemed a Streamline Option as of the Effective Time

    10.21 POOLING LETTER. The Company shall use its reasonable best efforts to cause Arthur Andersen LLP or such other independent accounting firm designated by the Company (the "Company's Accountants") to execute and deliver to the Company a "poolability letter" with respect to the Company in form which would reasonably allow PricewaterhouseCoopers LLP or such other independent accounting firm designated by Streamline ("Streamline's Accountants") to deliver the letter described in Section 14.10 hereof, and the Company shall promptly deliver to Streamline a copy of such "poolability letter."

    10.22 LINE OF CREDIT. The Company shall use its reasonable best efforts to increase the maximum principal amount borrowable under the Line of Credit from $3,000,000 to $4,800,000.

    10.23 SHAREHOLDERS AGREEMENT. The Company shall use its reasonable best efforts to cause the Company Stockholders to terminate the Shareholders Agreement, dated as of October 6, 1998 (the "Shareholders Agreement"), by and among the Company, Nordstrom, Inc and certain other Company Shareholders, on or before the Closing Date.

    11. STREAMLINE'S AND MERGER SUB'S COVENANTS. Streamline and Merger Sub covenant and agree that, except as otherwise specifically consented to or approved by the Company in writing:

    11.1 FULL ACCESS. Streamline will afford the Company and its authorized representatives, upon reasonable notice, full access during normal business hours to all properties, books, records, contracts and documents of Streamline and a full opportunity to make such investigations as they will desire to make of Streamline, and Streamline will furnish or cause to be furnished to the Company and its authorized representatives all such information with respect to the affairs and businesses of Streamline as the Company reasonably requests, except to the extent that such access and opportunity cannot be provided and such information can be furnished without unreasonably interfering with the business of Streamline.

    11.2 PRESERVATION OF ORGANIZATION. Streamline will use its reasonable best efforts to continue to conduct its business in a manner designed, in its reasonable judgement, to enhance the long-term value of the Streamline Common Stock and the business prospects of Streamline and to the extent consistent therewith use all reasonable efforts to preserve intact the Streamline core business and Streamline's present business relationships with its material suppliers and customers.

    11.3 COMPLIANCE WITH LAWS. Streamline and each of its Subsidiaries will duly comply in all material respects with all applicable laws, regulations, and orders.

    11.4 ADVICE OF CHANGE. Streamline will promptly advise the Company in writing of any material adverse effect in the business, assets, condition (financial or otherwise) or operations of Streamline.

    11.5.  STOCKHOLDER MEETING AND PROXY STATEMENT.

    (a) As promptly as practicable after the date hereof, Streamline shall schedule a meeting of Streamline's stockholders (the "Streamline Meeting") to seek approval from Streamline's stockholders of (i) the issuance of shares of Streamline Common Stock pursuant to the Merger and this Agreement and (ii) the ratification of an increase in the number of shares issuable under the 1993 Employee Stock Plan from 2,500,000 to 3,000,000, (the "Meeting Purposes"). Upon the obtaining of such approval, Streamline shall have authorized and reserved for issuance such number of shares of Streamline Common Stock as are to be issued or reserved for issuance pursuant to this Agreement.

    (b) Promptly after the date hereof, Streamline shall prepare and file with the Commission under the Exchange Act, preliminary proxy materials for the purpose of soliciting proxies for stockholder approval of the Meeting Purposes at the Streamline Meeting. Such proxy materials, together with any accompanying letter to stockholders, notice of meeting and form of proxy, shall be referred to herein as the "Proxy Statement". Streamline shall respond to any SEC comments on the Proxy Statement and shall otherwise use reasonable best efforts to resolve promptly all SEC comments on the Proxy Statement to the satisfaction of the SEC. If the SEC comments on the Proxy Statement cannot be resolved to the reasonable satisfaction of Streamline's Board of Directors acting in good faith, following consultation with the Company and its counsel regarding the failure to resolve such SEC comments, Streamline shall be entitled to withdraw the Proxy Statement. Upon receipt of any SEC comments Streamline will promptly provide a copy thereof to the Company and its counsel and shall consult with the Company and its counsel regarding such comments and shall promptly provide the Company and its counsel with copies of all responses and other written communications with the SEC.

    (c) The Company shall supply all information regarding the Company required to be included with respect to the Company in the Proxy Statement under the Exchange Act and applicable rules and regulations thereunder and applicable provisions of the DGCL (the "Proxy Rules").

    (d) Promptly following the resolution to the satisfaction of the SEC and the reasonable satisfaction of Streamline's Board of Directors (in accordance with Section 11.5(b) hereof) of all SEC comments on the Proxy Statement (or the expiration of the ten-day period under Rule 14a-6(a) under the Exchange Act, if no SEC comments are received by such date), Streamline shall promptly distribute the Proxy Statement to its stockholders, the Company, and with the Company's assistance, to the Company Stockholders, and, pursuant thereto, promptly call the Streamline Meeting in accordance with Proxy Rules and solicit proxies from Streamline's stockholders to obtain approval of the Meeting Purposes. The Proxy Statement shall include the recommendation of the Board of Directors of Streamline in favor of the each of Meeting Purposes.

    (e) Streamline shall comply with all Proxy Rules in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder and the calling and holding of the Streamline Meeting. Without limiting the foregoing, Streamline shall ensure that the Proxy Statement does not, as of the date on which it is distributed to Streamline's stockholders and the Company Stockholders and as of the date of the Streamline Meeting and the meeting of the Company Stockholders to be held to approve the Merger, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Streamline shall not be responsible for the accuracy or completeness of any information furnished in writing by or on behalf of the Company for inclusion in the Proxy Statement).

    11.6 CONSENT OF THIRD PARTIES. Streamline shall employ its reasonable best efforts to secure, before the Closing, the consent, in form and substance reasonably satisfactory to the Company and the Company's counsel, to the consummation of the transactions contemplated by the Agreement, by each party to any material contract, commitment or obligation of Streamline, in each case under which the failure of which to obtain such consent would be materially adverse to Streamline.

    11.7 SATISFACTION OF CONDITIONS PRECEDENT. Streamline shall use its reasonable best efforts to cause satisfaction of the conditions precedent contained in Sections 12 and 14 hereof.

    11.8 DISCLOSURE SUPPLEMENTS. From time to time before the Closing, and in any event immediately before the Closing, Streamline will promptly advise the Company in writing of any matter hereinafter arising or becoming known to Streamline that, if occurring, or known to Streamline at or before the date of this Agreement, would have been required to be set forth or described in the Streamline and Merger Sub Disclosure Schedule, or that is necessary to correct any information in the Streamline and Merger Sub Disclosure Schedule that is or has become inaccurate.

    11.9 CONTINUITY OF BUSINESS ENTERPRISE. Streamline and Merger Sub will continue at least one significant historic business line of the Company, or use at least a significant portion of the Company's historic business assets in a business, in each case within the meaning of Section 1.368-1(d) of the Treasury Regulations. Streamline and Merger Sub will not transfer the Surviving Corporation's stock or its historic business assets to (i) a corporation that is not a member of Streamline's Qualified Group or (ii) to a partnership or any other entity for a period of not less than two years.

    11.10 CONTINUITY OF INTEREST. Streamline will not acquire and will use its reasonable best efforts to ensure that no "related party" to Streamline (as defined under Section 1.368-1(e)(3) of the Treasury Regulations) acquires, directly or indirectly (as set forth under Section 1.368-1(e)(6), examples 4 and 5), any of the Company's stock prior to the Closing or, for at least two years after the Closing, any Streamline Common Stock issued to the Company Stockholders in the Merger (other than as part of an ongoing stock repurchase program of Streamline meeting the requirements of Treasury Regulation
Section 1.368-1(e)(6), example 8).

    11.11 BOARD OF DIRECTORS. Immediately following the Effective Time, Streamline will use its reasonable best efforts to cause its Board of Directors to appoint Mr. Chris Sang as a member of the Board of Directors of Streamline.

    11.12 STOCKHOLDERS GUARANTIES. At or prior to the Effective Time, Streamline will take such action as is necessary in order to cause the Stockholders to be released from their obligations as guarantors or co-lessees of the Company pursuant to agreements with (i) LaSalle National Bank,
(ii) Comerica Bank Illinois, (iii) Cambridge Bank, (iv) Gentile
Chrysler-Plymouth, Inc. and (v) Hoskins Chevrolet, Inc.

    11.13 DIRECTOR AND OFFICERS INSURANCE. Streamline will use its reasonable best efforts to cause the Company's existing directors and officers liability insurance policy to remain in effect for at least two years from the Closing Date or to replace such policy with a policy providing substantially comparable coverage; provided, however, that Streamline shall have no obligation to maintain or replace such policy (except as set forth below in this Section 11.13) if so maintaining or replacing such policy would require Streamline to spend in excess of $29,000 per year in connection therewith, and in which case Streamline will notify the Stockholders' Representative in writing of the cost of taking such action. Following the delivery of any such notice, if requested in writing by the Stockholders' Representative, Streamline will use its reasonable best efforts, at the election of the Stockholders' Representative, to (i) obtain a directors and officers liability insurance policy providing lesser coverage as may be reasonably agreeable to the Stockholders' Representative, provided that the cost thereof would not exceed $29,000 per year or (ii) maintain or replace the Company's existing directors and officers liability insurance policy, provided that the Stockholders' Representative provides Streamline with reasonable assurance that the Stockholders' Representative and/or other parties will pay all costs in connection therewith in excess of $29,000 per year.

    12. MUTUAL CONDITIONS TO THE PARTIES' OBLIGATIONS. The parties' obligations to consummate the Merger are subject to the satisfaction (or waiver by the Company or Streamline, each in its sole discretion) of each of the conditions set forth in this section on or before the Closing Date. If the Merger is consummated, such conditions will conclusively be deemed to have been satisfied or waived.

    12.1. NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition preventing the consummation of the Merger, will be in effect, and no petition or request for any such injunction or other order will be pending.

    12.2. ACCOUNTING MATTERS. Each of the Company and Streamline will have received all of the Affiliates' Agreements contemplated by Section 9.3 to be received by it.

    12.3. PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings in connection with the transactions contemplated by this Agreement and all certificates and other documents delivered to such party pursuant to this Agreement or in connection with the Closing will be reasonably satisfactory to such party and his or its counsel.

    12.4. APPROVAL BY STOCKHOLDERS. The Company Stockholders shall have authorized and approved this Agreement, the Merger and the transactions contemplated hereby as required by Section 11.20 of the IBCA.

    12.5. AUTHORIZATION OF ISSUANCE OF STREAMLINE COMMON STOCK. The stockholders of Streamline shall have approved the Meeting Purposes at the Streamline Meeting.

    12.6. ESCROW AGREEMENT. Streamline, the Stockholder Representative and the Escrow Agent (as defined therein) shall have entered into the Escrow Agreement substantially in the form attached as EXHIBIT D hereto.

    12.7. GOVERNMENTAL CONSENTS. All consents, approvals, orders or clearances of any governmental authority (including any approvals or clearances under the HSR Act), the granting of which is required for the consummation of the transactions contemplated by this Agreement, shall have been obtained, and all waiting periods specified under applicable law, the expiration of which is necessary for such consummation, shall have passed.

    12.8. NASDAQ NATIONAL MARKET LISTING. The shares of Streamline Common Stock into which shares of Company Common Stock will be converted in the Merger will have been authorized for listing, subject to official notice of issuance, on the Nasdaq National Market or such other exchange or automated quotation system on which the Streamline Common Stock is then listed or quoted.

    12.9. FINAL NET CASH STATEMENT. The Final Net Cash Statement shall have been determined in accordance with Section 17(c) hereof.

    13. CONDITIONS TO THE COMPANY'S AND THE STOCKHOLDERS' OBLIGATIONS. The obligations of the Company and each of the Stockholders, respectively, to consummate the Merger are subject to the satisfaction (or waiver by the Company, in its sole discretion) of each of the conditions set forth in this section on or before the Closing Date. If the Merger is consummated, such conditions will conclusively be deemed to have been satisfied or waived.

    13.1. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by Streamline and/or Merger Sub in or pursuant to this Agreement or in any statement, certificate, or other document delivered to the Company or the Stockholders in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby will have been true and correct in all material respects when made and (after taking into account any supplement to or amendment of this Agreement or any such statement, certificate or other document required to correct any information therein that is or has become inaccurate) will be true and correct in all material respects at and as of the Closing.

    13.2. COMPLIANCE WITH AGREEMENT. Streamline and Merger Sub will have performed and complied in all material respects with all of their respective obligations under this Agreement to be performed or complied with by them before or at the Closing, including without limitation the execution and delivery of all documents to be executed and delivered by any of them in connection with this Agreement and/or the consummation of the Merger and the other transactions contemplated hereby.

    13.3. CLOSING CERTIFICATE. Streamline and Merger Sub will have executed and delivered to the Company, at and as of the Closing, a certificate (without qualification as to knowledge or materiality) certifying that the conditions referred to in Sections 13.1 and 13.2 have been satisfied.

    13.4. OPINION OF COUNSEL. Bingham Dana LLP, counsel to Streamline and Merger Sub, will have delivered to the Company a written legal opinion, dated on and as of the Closing Date, and substantially in the form of the attached EXHIBIT H.

    13.5 OPINION OF TAX COUNSEL. Vedder, Price, Kaufman & Kammholz will have delivered to the Company a written legal opinion, dated on and as of the Closing Date, reasonably acceptable to the Company that the Merger will qualify as a reorganization pursuant to Section 368(a)(2)(E) of the Code and that the Company, Streamline and Merger Sub will each be a "party to a reorganization" with respect to the Merger as such term is defined in Section 368(b) of the Code (the "Tax Opinion"). Each of the Company, Streamline and Merger Sub agrees to provide all customary and necessary representations to such counsel necessary for it to prepare such Tax Opinion.

    13.6 NO MATERIAL CHANGE. There shall not have been any material adverse change in the financial condition, business or assets of Streamline, provided however, for the purposes of this Section 13.6, a material adverse change shall not include a decrease in the trading price of Streamline Common Stock as reported on the Nasdaq National Market or such other exchange or automated quotation system on which the Streamline Common Stock is then listed or quoted.

    13.7 STOCKHOLDER GUARANTIES RELEASE. Streamline shall have obtained the release of the guaranties referred to in Section 11.12 hereof.

    14. CONDITIONS TO STREAMLINE'S AND MERGER SUB'S OBLIGATIONS. The obligations of each of Streamline and Merger Sub, respectively, to consummate the Merger are subject to the satisfaction (or waiver by Streamline, in its sole discretion) of each of the conditions set forth in this section on or before the Closing Date. If the Merger is consummated, such conditions will conclusively be deemed to have been satisfied or waived.

    14.1. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Company and/or any of the Stockholders in or pursuant to this Agreement or in any statement, certificate, or other document delivered to Streamline in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby will have been true and correct in all material respects when made and (after taking into account any supplement to or amendment of this Agreement or any such statement, certificate or other document required to correct any information therein that is or has become inaccurate) will be true and correct in all material respects at and as of the Closing.

    14.2. COMPLIANCE WITH AGREEMENT. The Company and each of the Stockholders will have performed and complied in all material respects with all of their respective obligations under this Agreement to be performed or complied with by them before or at the Closing, including without limitation the execution and delivery of all documents to be executed and delivered by any of them in connection with this Agreement and/or the consummation of the Merger and the other transactions contemplated hereby.

    14.3. CLOSING CERTIFICATE. The Company will have executed and delivered to Streamline, at and as of the Closing, a certificate (without qualification as to knowledge or materiality) certifying that the conditions referred to in Sections
14.1 and 14.2 have been satisfied.

    14.4. NO MATERIAL CHANGE. Except as set forth on Section 14.4 of the Company Disclosure Schedule, there shall not have been any material adverse change in the financial condition, business or assets of the Company, provided however, for the purposes of this Section 14.4, a material adverse change shall not be deemed to have occurred if, as of any particular measurement date immediately preceding the Closing, the Company's Negative Net Cash Amount (as certified to Streamline by an officer of the Company) is less than (i) in the event the sale-leaseback transaction referenced in Section 14.9 hereof has closed as of such measurement date, the "Post-Sale Leaseback Allowable Negative Cash Amount" set forth below and (ii) in the event such sale leaseback transaction has not closed as of such measurement date, the "Pre-Sale Leaseback Allowable Negative Cash Amount" set forth below:

                        POST-SALE LEASEBACK   PRE-SALE LEASEBACK
                        ALLOWABLE NEGATIVE    ALLOWABLE NEGATIVE
  MEASUREMENT DATE          CASH AMOUNT          CASH AMOUNT
---------------------   -------------------   ------------------
   12/31/99                  $3,276,000           $4,656,000
   01/31/00                  $4,476,000           $5,856,000
   02/29/00                  $5,169,000           $6,549,000

    14.5 RESIGNATIONS OF DIRECTORS AND OFFICERS. All of the directors and officers of the Company designated in writing by Streamline to the Company not less than twenty (20) days prior to the Closing, shall have resigned their positions as officers or directors with the Company effective on or prior to the Closing Date, and prior thereto shall have executed such appropriate documents with respect to the transfer of establishment of bank accounts, signing authority, etc., as Streamline shall have requested.

    14.6. OPINION OF COUNSEL. Vedder, Price Kaufman & Kammholz, counsel to the Company, will have delivered to Streamline a written legal opinion addressed to Streamline, dated on and as of the Closing Date, and substantially in the form of the attached EXHIBIT I.

    14.7. STOCKHOLDER PARTIES. Holders of not less than (i) ninety-five percent (95%) of the issued and outstanding shares of Company Common Stock and
(ii) ninety-five percent (95%) of the issued and outstanding shares of Company Preferred Stock shall either (i) be a Stockholders or (ii) become a party to this Agreement by executing and delivering to Streamline an instrument to such effect in form reasonably satisfactory to Streamline.

    14.8. OPTION COMMITTEE. The Company shall have executed and delivered to Streamline a certificate certifying that the Option Committee of the Board of Directors of the Company has taken all action necessary, pursuant to
Section 15(b) of the Company Option Plan, to cause each Company Option to be deemed a Streamline Option as of the Effective Time.

    14.9. SALE LEASEBACK COMPLETE. The Company shall have (i) obtained a certificate of occupancy for the distribution center currently under construction; (ii) consummated the sale leaseback transaction with Cardinal Capital Partners, Inc. (SCOMKT Chicago, L.L.C.), (iii) terminated its construction line of credit related to such sale leaseback transaction and
(iv) provided Streamline written evidence of each of the foregoing.

    14.10 ACCOUNTING TREATMENT. Streamline will have received a letter from Streamline's Accountants, addressed to Streamline, dated the Closing Date, in form reasonably satisfactory to it, and substantially to the effect that, on the basis of a review of this Agreement and the Merger and the other transactions contemplated hereby, in such accountants' opinion the Merger will qualify for "pooling of interests" accounting treatment under Accounting Principles Board Opinion No. 16.

    14.11 SHAREHOLDERS AGREEMENT. Streamline will have received written evidence that the Shareholders Agreement has been terminated.

    15. OTHER COVENANTS. In order to induce Streamline and Merger Sub to enter into this Agreement and to consummate the Merger and the other transactions contemplated hereby, each of the Stockholders hereby severally agrees and covenants (and such covenants will be in addition and without prejudice to any other confidentiality, inventions, noncompetition, nonsolicitation, and/or other agreements and covenants to which any of the Stockholders may be subject from time to time) that, unless Streamline otherwise agrees in writing prior to such action, such Stockholder shall take such actions or refrain from taking such actions as are set forth below.

    15.1. CONFIDENTIAL INFORMATION. If the Merger is consummated, such Stockholder will maintain the confidentiality of all confidential, sensitive, or proprietary information of the Surviving Corporation, including without limitation with respect to its businesses, finances, affairs, and technology, which will be and remain the exclusive property of the Surviving Corporation; and unless previously authorized in writing by Streamline, and except with respect to information that has otherwise become public through no action or omission on the part of such Stockholder, will not disclose any such information to any third party, or use it for any purpose other than (if applicable) in the discharge of such Stockholder's employment responsibilities in the ordinary course of the Surviving Corporation's business.

    15.2. NON-COMPETITION, ETC. For a period of two (2) years after the Closing Date (which period will automatically be extended by a period of time equal to any period in which such Stockholder is in breach of any obligations under this Section 15.2; including any such extension, the "Restricted Period"), such Stockholder will not engage, directly or indirectly (except as a stockholder, director, officer, and/or employee of Streamline and/or the Surviving Corporation), as a proprietor, equityholder, investor (except as a passive investor holding not more than 5% of the outstanding capital stock of a publicly held or private company), lender, partner, director, officer, employee, or consultant, anywhere in the United States, in the business of providing on-line shopping and home-delivery of (i) groceries or (ii) health and beauty care products or pet foods and supplies, in each case, in combination with groceries; provided that (in accordance with an existing commitment of the Company) nothing in this Section 15.2 shall restrict the activities of Patterson Dental Company.

    15.3. NON-SOLICITATION OF EMPLOYEES, ETC. During the Restricted Period, such Stockholder will not directly or indirectly recruit, solicit, induce, or attempt to induce (other than by general advertisement) any of the employees or independent contractors of the Streamline or Surviving Corporation to terminate their employment or contractual relationship with Streamline or the Surviving Corporation; and will not assist any other person to do so, or be a proprietor, investor (except as a passive investor holding not more than 5% of the capital stock of a publicly held or private company), partner, director, or officer of any person who does or attempts to do so.

    15.4. NON-SOLICITATION OF CUSTOMERS, SUPPLIERS, ETC. During the Restricted Period, such Stockholder will not directly or indirectly solicit, divert, take away, or attempt to divert or take away, from Streamline or the Surviving Corporation any of the business or patronage of any of its customers, clients, accounts, vendors, or suppliers, or induce or attempt to induce (other than by general advertisement) any such person to reduce the amount of business it does with Streamline or the Surviving Corporation, and will not assist any other person to do so, or be a proprietor, equityholder, investor (except as a passive investor holding not more than 5% of the capital stock of a publicly held company), partner, director, or officer of any person who does or attempts to do so.

    15.5. NON-DISPARAGEMENT. During the Restricted Period, such Stockholder will not disparage, deprecate, or make any negative comment with respect to Streamline or the Surviving Corporation or its businesses, operations, properties, or prospects.

    15.6. EQUITABLE REMEDIES. Such Stockholder hereby acknowledges that any breach by him or her of his or her obligations under this Section 15 would cause substantial and irreparable damage to Streamline and the Surviving Corporation, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that each of Streamline and the Surviving Corporation will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations (in addition to all other rights and remedies to which they may be entitled in respect of any such breach).

    15.7. MODIFICATION. In the event that a court of competent jurisdiction determines that any of the provisions of this Section 15 would be unenforceable as written because they cover too extensive a geographic area, too broad a range of activities, or too long a period of time, or otherwise, then such provisions will automatically be modified to cover the maximum geographic area, range of activities, and period of time as may be enforceable, and in addition, such court is hereby expressly authorized so to modify this Agreement and to enforce it as so modified. No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or of the remainder of such section.

    16.  INDEMNIFICATION.

    16.1. INDEMNIFICATION BY STREAMLINE AND MERGER SUB. Subject to the limitations set forth in Section 16.6 hereof, Streamline and Merger Sub, jointly and severally, will indemnify, defend, and hold harmless each of the Company Stockholders, and if the Merger is not consummated, also the Company, and each of their respective directors, officers, employees, representatives, and other Affiliates, from and against any and all Damages related to or arising, directly or indirectly, out of or in connection with any (i) breach by Streamline and/or Merger Sub of any representation, warranty, covenant, agreement, obligation, or undertaking made by Streamline and/or Merger Sub in this Agreement (including any schedule or exhibit hereto), or any other agreement, instrument, certificate, or other document delivered by or on behalf of Streamline and/or Merger Sub in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby and (ii) any misstatement or omission in the registration statement contemplated by Section 5 hereof (other than a misstatement or omission based on information provided in writing to Streamline by the Company or any Company Stockholder specifically for inclusion therein).

    16.2. INDEMNIFICATION BY THE STOCKHOLDERS AND THE COMPANY. Subject to the limitations set forth in Section 16.6 hereof, if the Merger is not consummated, the Company, or if the Merger is consummated, the Stockholders, severally and not jointly, will indemnify, defend and hold harmless Streamline, and if the Merger is consummated, also the Surviving Corporation, and each of their respective directors, officers, employees, representatives and other Affiliates, from and against any and all Damages related to or arising, directly or indirectly, out of or in connection with (i) any breach by the Company of any representation, warranty, covenant, agreement, obligation or undertaking made by the Company in this Agreement (including any schedule or exhibit hereto), or any other agreement, instrument, certificate or other document delivered by or on behalf of the Company at or prior to the Closing to effect the transactions contemplated by this Agreement and/or (ii) any action, investigation or proceeding of any federal, state or local governmental authority that is asserted in writing against the Company on or prior to the date on which the Company's new facility is in operation with respect to item number six set forth on Section 6.29 of the Company Disclosure Schedule and that is instituted on or prior to the Closing Date (regardless of when such Damages are incurred and regardless of whether such Damages are incurred by the Company, Streamline or Merger Sub).

    16.3. INDEMNIFICATION BY EACH STOCKHOLDER. Subject to the limitations set forth in Section 16.6 hereof, each of the Stockholders, severally and not jointly, will indemnify, defend, and hold harmless Streamline, and if the Merger is consummated, also the Surviving Corporation, and each of their respective directors, officers, employees, representatives, and other Affiliates, from and against any and all Damages related to or arising, directly or indirectly, out of or in connection with any breach by such Stockholder of any representation, warranty, covenant, agreement, obligation, or undertaking made by such Stockholder in this Agreement (including any schedule or exhibit hereto), or any other agreement, instrument, certificate, or other document delivered by or on behalf of such Stockholder at or prior to the Closing to effect the transactions contemplated by this Agreement.

    16.4  CLAIMS.

    (a) In the event that any party hereto (the "Indemnified Party") desires to make a claim against another party hereto (the "Indemnifying Party"), which term includes all indemnifying parties if more than one) in connection with any third-party litigation, arbitration, action, suit, proceeding, claim or demand at any time instituted against or made upon it for which it may seek indemnification hereunder (a "Third-Party Claim"), the Indemnified Party will promptly notify the Indemnifying Party of such Third-Party Claim and of its claims of indemnification with respect thereto; provided, that failure to promptly give such notice will not relieve the Indemnifying Party of its indemnification obligations under this section except to the extent, if any, that the Indemnifying Party has actually been prejudiced thereby.

    (b) The Indemnifying Party will have the right to assume the defense of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party by written notice to the Indemnified Party within twenty days after the Indemnifying Party has received notice of the Third-Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third-Party Claim actively and diligently thereafter in order to preserve its rights in this regard; and, provided further, that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim.

    (c) The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior consent of the Indemnified Party (which will not be unreasonably withheld or delayed) unless the judgment or proposed settlement (i) includes an unconditional release of all liability of each Indemnified Party with respect to such Third-Party Claim and (ii) involves only the payment of money damages by the Indemnifying Party and does not impose an injunction or other equitable relief upon the Indemnified Party. So long as the Indemnifying Party has assumed and is conducting the defense of the Third-Party Claim in accordance with
Section 16.4(b) above the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (which will not be unreasonably withheld or delayed).

    (d) In the event the Indemnifying Party fails to assume the defense of the Third-Party Claim in accordance with Section 16.4(b) above, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter in any settlement with respect to, the Third-Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith) and (ii) the Indemnifying Party will remain responsible for any Damages the Indemnified Party may suffer as a result of such Third-Party Claim to the extent provided in this Article 16.

    16.5 PAYMENT OF CLAIMS. In the event of any bona fide claim for indemnification hereunder, the Indemnified Party will advise the Indemnifying Party that is required to provide indemnification therefor in writing with reasonable specificity of the amount and circumstances surrounding such claim. With respect to liquidated claims, if within thirty (30) days the Indemnifying Party has not contested such claim in writing, the Indemnifying Party will pay and/or the Escrow Agent shall pay, as applicable, the full amount thereof, subject to the limitations set forth in Section 16.6, within ten (10) days after the expiration of such period. Any indemnification obligations pursuant to this
Section 16 of any Stockholder who is an Indemnifying Party shall be paid, at such Stockholder's option (i) in cash, (ii) by surrendering Streamline Common Stock (each share of which shall be valued for such purpose at the Closing Date Price Per Share), or (iii) through a combination of the methods specified in clauses (i) and (ii).

    16.6.  LIMITATIONS OF LIABILITY.

    (A) BASKET. No Indemnifying Party will be required to indemnify an Indemnified Party hereunder until such time as the aggregate amount of Damages for which (i) Streamline, and if the

Merger is not consummated, also Merger Sub, or if the Merger is consummated, also the Surviving Corporation, and in any case their respective directors, officers, employees, representatives, and other Affiliates, on the one hand, or
(ii) the Stockholders, and if the Merger is not consummated, the Company, and in any case their respective directors, officers, employees, representatives, and other Affiliates, as the case may be, on the other, are otherwise entitled to indemnification pursuant to this Agreement exceeds $300,000 (provided, however, that such $300,000 minimum amount shall not be applicable with respect to any indemnification obligation of the Stockholders under Section 16.2(ii) hereof), whereupon such Indemnified Parties will be entitled to indemnification for the amount of Damages that exceed such amount; provided, however, that this
Section 16.6(a) shall not apply to any Damages arising out of or in connection with any breach of Streamline, Merger Sub, the Company or the Stockholders of any of their respective covenants, agreement or obligations under Sections 2, 3, 4, or 5 of this Agreement.

    (B) MAXIMUM LIABILITY. If the Merger is consummated, the maximum liability of any Stockholder for indemnification hereunder will not exceed fifty percent (50%) of the value of the shares of Streamline Common Stock (including Escrowed Shares) into which such Stockholder's shares of Company Stock are converted in the Merger, which for this purpose will be conclusively deemed to be Closing Date Price Per Share.

    (C) TIME LIMIT. All representations and warranties in this Agreement shall survive the Closing and any investigation at any time made by or on behalf of an Indemnified Party and shall expire, and no Indemnifying Party will be liable for any Damages hereunder unless a written claim for indemnification is given by the Indemnified Party to the Indemnifying Party with respect thereto prior to the date (the "Cut-Off Date") which is the earlier of (i) the first anniversary of the date of this Agreement, (ii) the date of effectiveness of the registration statement referenced in Section 5 hereof, (iii) the date which is nine
(9) months after the Closing Date, if Streamline has failed to file the registration statement referenced in Section 5 hereof by such date, or (iv) the date on which Streamline's independent certified public accountants deliver their audit report on Streamline's financial statements as at the end of the fiscal year of Streamline during which the Effective Time occurs and for the annual fiscal period then ended. Notwithstanding the foregoing, liability for Damages resulting from a breach of the covenants contained in Sections 11.9 and
11.10 shall continue until the expiration of all applicable statute of limitations relating to any Taxes that a Stockholder might owe as a result of such breach.

    (D) EXCLUSIVE REMEDY. Except with respect to claims based on fraud, after the Effective Time, the rights of a party under this Article 16 shall be the exclusive remedy of an Indemnified Party with respect to claims resulting from or relating to any misrepresentation or breach of warranty contained in this Agreement.

    17.  PROCEDURES; NET CASH BALANCE ADJUSTMENT.

    (a) On or before the date which is fourteen (14) days after October 31, 1999 (the "Calculation Date"), the Company shall have prepared and delivered to Streamline (i) a statement (the "Net Cash Statement") which shall (y) set forth the Cash Balance and the Line of Credit Balance of the Company as of such date and (z) calculate the Net Cash Balance of the Company as of such date, and
(ii) a certificate of an officer of the Company certifying that the Net Cash Statement presents fairly the character and the amount of the Cash Balance and the Line of Credit Balance as of the Calculation Date, in accordance with GAAP applied consistently with the principles, practices and policies used to prepare the Company's Most Recent Audited Balance Sheet.

    (b) Streamline shall have fourteen (14) days after its receipt of the Net Cash Statement to review the balances and calculations set forth therein. During the review of the Net Cash Statement by Streamline and Streamline's Accountants and the period of any dispute referred to in Section (c) below, the Company shall provide Streamline and Streamline's Accountants full access to the books, records, facilities and employees of the Company and Company's Accountants and shall cooperate with Streamline and Streamline's Accountants, in each case to the extent reasonably required by Streamline and Streamline's Accountants in order to review the Net Cash Statement and to investigate the basis for any such dispute; PROVIDED, HOWEVER, that (i) any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Company, and (ii) the Company shall not be required to supply Streamline or Streamline's Accountants with any information which the Company is under a legal obligation not to supply. Streamline and its representatives shall be entitled to have access to the Company's Accountants' workpapers or internally prepared workpapers prepared in connection with the Net Cash Statement and shall be entitled to discuss such workpapers with Streamline and Streamline's Accountants.

    (c) Within fourteen (14) days after Streamline's receipt of the Net Cash Statement, Streamline shall notify the Company in writing of its acceptance of, or disagreement with, the Net Cash Statement and the balances and calculations set forth therein, setting forth in reasonable detail the basis for its disagreement, if any. The "Final Net Cash Statement" shall result from any of the following: (i) if Streamline fails to provide such notification of disagreement that the same was prepared in accordance with Section 17(a) within such fourteen (14) day period or if Streamline gives notice of acceptance, then the Net Cash Statement shall be deemed final, binding and conclusive on the parties; (ii) if Streamline notifies the Company of its disagreement with the Net Cash Statement, the Company, the Company's Accountants, Streamline, and Streamline's Accountants shall use their best efforts to resolve any such disagreement relating to the Net Cash Statement and, if appropriate, agree on a revised Net Cash Statement; (iii) if such resolution cannot be achieved within fourteen (14) days of delivery of Streamline's written notice of disagreement to the Company, the disputed matter shall be submitted for resolution to an independent accounting firm of national reputation mutually appointed by the Company and Streamline (the "Independent Accounting Firm"), which shall, within fourteen (14) days of such submission, determine and report to the Company and Streamline upon the disputed Net Cash Statement and such report shall be final, binding and conclusive on the Company and Streamline; (iv) if the Company and Streamline are unable to agree on the Independent Accounting Firm, the resolution of the disputed Net Cash Statement shall be made promptly by arbitration in Boston, Massachusetts in accordance with the rules of the American Arbitration Association. Any such determination shall be final, binding and conclusive on the Company and Streamline. The fees and disbursements of the Independent Accounting Firm and the fees and disbursements in connection with any such arbitration shall be shared equally between Streamline, on the one hand, and the Company, on the other hand.

    18. RELEASES. If the Merger is consummated, then effective as of the Effective Time, each of the Stockholders, for himself or itself and his or its heirs, legatees, successors, and assigns, hereby fully and irrevocably releases, remises, and discharges the Surviving Corporation and its officers, directors, employees, agents, representatives, successors, and assigns from any and all Damages, regardless of whether known, unknown, or unknowable, and regardless of whether absolute, contingent, or otherwise, and regardless of whether at law, in equity, or otherwise, without limitation, whether now existing or arising in the future, in each case to the extent based on actions, omissions, and/or events occurring at or before the Effective Time, including without limitation all rights to indemnification and/or contribution, but excluding Damages arising expressly under this Agreement; provided, however, that notwithstanding any statement to the contrary in this Section 18, each Stockholder who, as of the date of this Agreement, is entitled to indemnification from the Company for any actions taken by such Stockholder in his capacity as an officer and/or director of the Company shall continue from and after the Effective Time to be entitled to indemnification by the Surviving Corporation to the same extent to which such Stockholder would be entitled indemnification therefor as of the date of this Agreement. Furthermore, each of such releasing persons hereby irrevocably agrees not to sue, or to commence, maintain, or aid in the prosecution of any litigation, arbitration, or other action or proceeding against or adverse to any of such released persons, or otherwise to seek any recourse against any of such released persons, in respect of any matter hereby released or purported or attempted to be released.

19. TERMINATION.

    (a) This Agreement may be terminated at any time before the Effective Time:

    (i) by agreement of Streamline and the Company;

    (ii) by Streamline, in the event of a willful breach by the Company of any representation, warranty or agreement contained herein which has not been cured or is not curable within fifteen (15) days after notice thereof to the breaching party; or

    (iii) by the Company, in the event of a material breach by Streamline of any representation, warranty or agreement contained herein which has not been cured or is not curable within fifteen (15) days after notice thereof to the breaching party;

    (b) If (i) any temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction, or other binding legal restraint or prohibition preventing the consummation of the Merger or the other transactions contemplated hereby is at any time in effect for a period of more than 20 consecutive days, or (ii) the Closing does not occur on or before March 31, 2000 then either Streamline or the Company may terminate this Agreement by delivering written notice to the other at any time after the close of business on date such termination right arises hereunder, PROVIDED that such failure to close is not the result of a breach of this Agreement by the terminating party (including, in the case of any such termination by Streamline, any breach by Merger Sub, or in the case of any such termination by the Company, any breach by any of the Stockholders).

    (c) The Company shall pay Streamline a fee of $500,000 if (i) the Agreement is terminated and (ii) it is determined that the Company or any of the Stockholders committed a breach of Section 10.13 hereof at any time within the period commencing on the September 17, 1999 through the date of termination of this Agreement.

    20.  DEFINITIONS.

    20.1. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the following respective meanings:

    "Affiliate" shall have the meaning as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 under the Securities Act and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the SEC.

    "Cash Balance" means, as of any particular date, any cash on hand or in banks and marketable securities owned by the Company.

    "Closing Date Price Per Share" means the closing sale price (in thousandths) of Streamline Common Stock on the Nasdaq National Market for the trading day prior to the Closing Date.

    "Closing Price Per Share" means the average closing sale price (in thousandths) of Streamline Common Stock on the Nasdaq National Market for the 10 trading days up to and including the day that is two trading days prior to the Closing Date.

    "Company Common Stock" means, the Company's Common Shares, no par value.

    "Company Preferred Stock" means the Series A Preferred Shares, $0.001 par value per share, of the Company.

    "Company Stock" means, collectively, the Company Common Stock and the Company Preferred Stock.

    "Company Stockholder" means any Stockholder or Other Stockholder.

    "Damages" means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, costs, and expenses, including court costs and the reasonable fees and expenses of legal counsel.

    "Escrow Agent" means the escrow agent named in the Escrow Agreement.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, as in effect as of the relevant time of reference.

    "Exchange Ratio" means, subject to adjustment as set forth in
Section 2.5(c) hereof, (i) the Number of Shares Issued divided by (ii) the total number of shares of Company Common Stock calculated on a fully-diluted basis as of immediately prior to the Effective Time. (By way of example, the Exchange Ratio, as of the date hereof, is .4000, as there are 4,329,233 shares of restricted Streamline Common Stock issued or issuable to holders of Company Stock, Company Options and Company Warrants (whether upon the Closing or upon the exercise of options or warrants after the Closing), and 10,823,083 fully-diluted shares of Company Common Stock: 4,329,233/10,823,083=.4000).

    "GAAP" means generally accepted accounting principles, applied on a consistent basis.

    "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

    "Indebtedness," as applied to any person, means (a) all indebtedness of such person for borrowed money, whether current or funded, or secured or unsecured,
(b) all indebtedness of such person for the deferred purchase price of property or services represented by a note or other security, (c) all indebtedness of such person created or arising under any conditional sale or other title retention agreement (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of specific property), (d) all indebtedness of such person secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of property subject to such mortgage or other Lien, (e) all obligations of such person under leases that have been or must be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such person is liable as lessee, (f) any liability of such person in respect of banker's acceptances or letters of credit, and (g) all indebtedness referred to in clauses (a), (b), (c), (d), (e), or (f) above that is directly or indirectly guaranteed by such person or which such person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which such person has otherwise assured a creditor against loss.

    "knowledge," when used to qualify a representation or warranty in this Agreement, has the following meaning: Where a representation or warranty is made to the best of the Company's knowledge, or with a similar qualification, the Company will be deemed to have knowledge of any matter with respect to which William C. Steinmetz, Scott DeGraeve and Chris Sang has actual knowledge or would have knowledge after conducting a reasonable investigation. Where a representation is made to the best of Streamline's or Merger Sub's knowledge or with a similar qualification, Streamline and the Merger Sub will be deemed to have knowledge of any matter with respect to which (i) Streamline's or Merger Sub's chief executive and financial officers, has actual knowledge or would have knowledge after conducting a reasonable investigation.

    "Liens" means any and all liens, claims, mortgages, security interests, charges, encumbrances, and restrictions on transfer of any kind, except, in the case of references to securities, those arising under applicable securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration under such securities laws.

    "Line of Credit" means the line of credit issued to the Company pursuant to that certain secured guaranteed line of credit, dated as of June 8, 1998 (as amended) by and between the Company and LaSalle National Bank.

    "Line of Credit Balance" means, as of any particular date, the outstanding principal balance, plus accrued interest, of the Line of Credit.

    "Material Adverse Effect" means any change or effect that is or is reasonable likely to be materially adverse to (i) the business, results of operations, or financial condition of entity, taken as a whole, or (ii) the ability of the entity to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement.

    "Negative Net Cash Amount" means, as of any particular date, the absolute value of the amount by which the Net Cash Balance is less than zero, if the Net Cash Balance is less than zero.

    "Net Cash Balance" means, (i) as of the Calculation Date, (a) $1,380,000 PLUS the Cash Balance MINUS (b) the Line of Credit Balance and (ii) as of any other particular date, (y) the Cash Balance minus (z) the Line of Credit Balance.

    "Number of Shares Issued" shall mean the product obtained by multiplying .4000 by the total number of shares of Company Common Stock calculated on a fully-diluted basis as of immediately prior to the Effective Time. (By way of example, the Number of Shares Issued, as of the date hereof would be 4,329,233, as there are 10,823,083 shares of Company Common Stock on a fully-diluted basis as of the date hereof: .4000 X 10,823,083 = 4,329,233.)

    "Other Stockholder" means any holder of shares of Company Stock who is not a Stockholder.

    "person" (regardless of whether capitalized) means any natural person, entity, or association, including without limitation any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

    "Qualified Group" shall have the meaning as set forth in
Section 1.368-1(d)(4)(ii) of the Treasury Regulations.

    "Sale Leaseback Proceeds" means the net sale proceeds received by the Company in connection with the sale leaseback transaction pursuant to that certain contract of sale, dated as of June, 1999 by and between the Company and Cardinal Capital Partners, Inc. (SCOTMKT Chicago, L.L.C.)

    "SEC" means the United States Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, as in effect as of the relevant time of reference.

    "Subsidiary" or "Subsidiaries" means, with respect to any person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which will at the time be owned by such person or by a Subsidiary of such person, if the holders of the shares of such class or classes
(a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

    "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing.

    "Tax Return" means any return, declaration, report, claim for refund, information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

    "Treasury Regulation" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

    "Warrantholders" means any holder of a warrant to purchase Company Common Stock.

    20.2. TERMS DEFINED ELSEWHERE. The following terms are defined herein in the sections identified below:

             TERM                 SECTION                      AS TERM                SECTION
-------------------------------  ---------         -------------------------------  ------------
401(k) Plan....................  6.14(a)           June 1999 10-Q.................  8.5
Affiliate's Agreement(s).......  9.3               Meeting Purposes...............  11.5(a)
Agreement......................  Preamble          Merger.........................  1
Articles of Merger.............  1                 Merger Certificate.............  1
Calculation Date...............  17(a)             Merger Sub.....................  Preamble
CERCLA.........................  6.15(b)           Most Recent Audited
Certificate....................  3.1               Balance Sheet..................  6.7
Closing........................  1                 Most Recent Unaudited
Closing Date...................  1                 Balance Sheet..................  6.7
Code...........................  6.13(b)           Net Cash Adjustment............  2.5(c)(ii)
Company........................  Preamble          Net Cash Statement.............  17(a)
Company Disclosure                                 PBGC...........................  6.14(d)(ii)
  Schedule.....................  6                 RCRA...........................  6.15(b)
Company Option.................  4(a)              Pre-Sale Leaseback Allowable
Company Option Plan............  4(A)              Negative Cash Amount...........  14.4
Company's Accountants..........  10.21             Post-Sale Leaseback Allowable
Company Warrant................  4(b)              Negative Cash Amount...........  14.4
contract.......................  6.21              Proxy Rules....................  11.5(c)
Cut-off Date...................  16.6(c)           Proxy Statement................  11.5(b)
DGCL...........................  6.3               Restricted Period..............  15.2
Dissenting Shares..............  2.7               Sale Leaseback Adjustment......  2.5(c)(iii)
Effective Time.................  1                 SARA...........................  6.15(b)
Employee Benefit Plan..........  6.14(a)           Shareholders Agreement.........  10.23
Environmental Laws.............  6.15(b)           Stockholder(s).................  Preamble
EPA............................  6.15(c)           Stockholder Representative.....  20.3
ERISA..........................  6.14(c)           Streamline.....................  Preamble
Escrowed Shares................  3.3               Streamline and Merger Sub
Exchange Ratio.................  2.6(a)            Disclosure Schedule............  8
Final Net Cash                                     Streamline Common Stock........  8.6
  Statement....................  17(c)             Streamline Meeting.............  11.5(a)
Hazardous Substances...........  6.15(c)           Streamline's Accountants.......  10.21
IBCA...........................  2.7               Streamline's SEC Reports.......  8.5
Indemnified Party..............  16.4              Streamline Stock Plans           4(b)
Indemnifying Party.............  16.4              Streamline Warrant.............  8.6
Independent Accounting                             Surviving Corporation..........  2.1
  Firm.........................  17(c)             Tax Opinion....................  13.5
Intellectual Properties........  6.10(a)           Third-Party Claim..............  16.4
IRS............................  6.14(b)

    21.  GENERAL.

    21.1. COOPERATION. Each of the parties will cooperate with the others and use its reasonable best efforts to prepare all necessary documentation, to effect all necessary filings, and to obtain all necessary permits, consents, approvals, and authorizations of all governmental bodies and other third parties necessary to consummate the transactions contemplated by this Agreement.

    21.2. SURVIVAL OF PROVISIONS. The provisions of this Agreement, including without limitation the representations and warranties of the parties, and the provisions of the other documents executed and delivered in connection with this Agreement, the Merger, and the other transactions contemplated hereby will be deemed material, and, notwithstanding any investigation by or on behalf of any other party, will be deemed to have been relied on by each other party, and subject to the provisions of Section 16.6 hereof, will survive the Closing and the consummation of the Merger and the other transactions contemplated hereby.

    21.3.  STOCKHOLDER REPRESENTATIVE.

    (A) APPOINTMENT OF STOCKHOLDERS' REPRESENTATIVE. Upon approval of the Merger by the Company Stockholders, each Stockholder, (other than any holder of Dissenting Shares) shall be deemed to have constituted and appointed, effective from and after the date of such approval of the Merger, William C. Steinmetz, as the agent and attorney-in-fact (the "Stockholders' Representative") of such Stockholder to act as Stockholders' Representative under this Agreement and the Escrow Agreement in accordance with the terms of this Section 21.3 and the Escrow Agreement. In the event of the resignation, death or incapacity of the Stockholders' Representative, a successor Stockholders' Representative shall thereafter be appointed by an instrument in writing signed by such successor Stockholder Representative and by those Stockholders who immediately prior to the Effective Time of the Merger held a majority of the shares of outstanding Company Common Stock on a fully-converted basis (other than Dissenting Shares), and such appointment shall become effective as to any such successor Stockholders' Representative when a copy of such instrument shall have been delivered to Streamline.

    (B) AUTHORITY. The Stockholders' Representative is hereby fully authorized by the Stockholders to:

        (i) execute and deliver the Escrow Agreement;

        (ii) receive all notices or other documents given or to be given to the Stockholders by Streamline under Sections 16 of this Agreement or to the Stockholders' Representative by Streamline pursuant to the Escrow Agreement;

        (iii) receive and accept service of legal process in connection with any claim or other proceeding against the Stockholders arising under Section 16 of this Agreement or the Escrow Agreement in respect of the Escrowed Shares;

        (iv) undertake, compromise, defend and settle any such suit or proceeding;

        (v) execute and deliver all agreements, certificates and documents required or deemed appropriate by the Stockholders' Representative in connection with any of the transactions contemplated by Section 16 of this Agreement or the Escrow Agreement (including, without limitation, one or more blank stock powers relating to the transfer of any Escrowed Shares;

        (vi) engage special counsel, accountants and other advisors and incur such other expenses on behalf of the Stockholders in connection with any matter arising under Section 16 of this Agreement or the Escrow Agreement as the Stockholders' Representative deems appropriate;

        (vii) retain and liquidate any Escrowed Shares to which the Stockholders are entitled and apply the proceeds thereof to the payment of (or reimbursement of the Stockholders' Representative for) expenses and liabilities for which the Stockholders' Representative may incur pursuant to this Section 20.3; and

        (viii) take such other action as such Stockholders' Representative may deem appropriate, including, without limitation:

    (A) agreeing to any modification or amendment of this Agreement or the Escrow Agreement and executing and delivering an agreement of such modification or amendment;

    (B) taking any actions required or permitted under Section 16 of this Agreement or the Escrow Agreement to protect or enforce the Stockholders' rights hereunder and thereunder to the Escrowed Shares; and

    (C) all such other matters as the Stockholders' Representative may deem necessary or appropriate to carry out the intents and purposes of Section 16 of this Agreement and the Escrow Agreement.

    (C) EXTENT AND SURVIVAL OF AUTHORITY. The appointment of the Stockholders' Representative is an agency coupled with an interest and is irrevocable and any action taken by a Stockholders' Representative pursuant to the authority granted in this Section 21.3 or under the Escrow Agreement shall be effective and absolutely binding on each Stockholder notwithstanding any contrary action of or direction from such Stockholder, except for actions or omissions of the Stockholders' Representative constituting willful misconduct or gross negligence. The death or incapacity, or dissolution or other termination of existence, of any Stockholder shall not terminate the authority and agency of the Stockholders' Representative.

    (D) RELEASE FROM LIABILITY; INDEMNIFICATION. Each Stockholder hereby releases the Stockholders' Representative from, and each Stockholder (in the same proportion as the number of Escrowed Shares to which such Stockholder is entitled as of the Effective Time bears to the aggregate number of such Escrowed Shares) agrees to indemnify the Stockholders' Representative against, liability for any action taken or not taken by him in his capacity as such Agent (including the expenses referred to in Sections 21.3(b) and (e) hereof), except for the liability of any such Stockholders' Representative to a Stockholder for loss which such Stockholder may suffer from the willful misconduct or gross negligence of such Stockholders' Representative in carrying out his duties hereunder under the Escrow Agreement.

    (E) REIMBURSEMENT OF EXPENSES. The Stockholders' Representative shall receive no compensation for services as Stockholders' Representative, but shall receive reimbursement from, and be indemnified by, the Stockholders, pro rata, for any and all expenses, charges and liabilities, including, but not limited to, reasonable attorneys' fees, incurred by the Stockholders' Representative in the performance or discharge of his duties pursuant to this Section 21.3 and the Escrow Agreement, which expenses, charges and liabilities shall be a first charge against any Escrowed Shares to which the Stockholders may be entitled under the Escrow Agreement. Unless the Stockholders pay all such expenses, charges and liabilities upon demand by the Stockholders' Representative, the Stockholders' Representative shall have no obligation to incur such expenses, charges or liabilities, or to continue to perform any duties hereunder. In addition, the Stockholders' Representative is hereby authorized to pay with the Escrowed Shares such other expenses, liabilities and obligations as the holders of a majority of the Escrowed Shares shall approve from time to time.

    21.4. EXPENSES. Each of the parties will be responsible for and will pay his or its own expenses in connection with the negotiation and preparation of this Agreement and the consummation of the Merger and the other transactions contemplated hereby.

    21.5.  BENEFITS OF AGREEMENT; NO ASSIGNMENTS; NO THIRD-PARTY BENEFICIARIES.

    (a) This Agreement will bind and inure to the benefit of the parties hereto and their respective heirs, successors, and permitted assigns.

    (b) No party will assign any rights or delegate any obligations hereunder without the consent of the other parties, and any attempt to do so will be void except that after the Closing, any Stockholder may assign its rights hereunder without the consent of any other party hereto.

    (c) Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto and their respective heirs, successors, and permitted assigns and the Stockholders and their heirs and permitted assigns.

    21.6. NOTICES. All notices, requests, payments, instructions, or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or
(iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed as follows (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this section):

        (a) If to Streamline, Merger Sub, and/or (after the Effective Time), the Company to:

             Streamline.com, Inc.
             27 Dartmouth Street
             Westwood, MA 02090
             Attention: Timothy A. DeMello
                       Chairman and CEO

             Telecopier No. (781) 407-1946

             with a copy sent at the same time and by the same means to:

             Wayne D. Bennett, Esq.
             Bingham Dana LLP
             150 Federal Street
             Boston, Massachusetts 02110

             Telecopier No. (617) 951-8736

        (b) If to any of the Stockholders and/or (before the Effective Time) the Company, to the Stockholder Representative at:

             Mr. William C. Steinmetz
             c/o ABN AMRO Incorporated
             208 South LaSalle Street
             Chicago, IL 60604

             Telecopier No. (312) 855-2880
        with a copy sent at the same time and by the same means to:

             Dalius F. Vasys, Esq.
             Vedder, Price, Kaufman & Kammholz
             222 North LaSalle Street
             Chicago, Illinois 60601

             Telecopier No. (312) 609-5005

    21.7. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

    21.8. CAPTIONS. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

    21.9. EQUITABLE RELIEF. Each of the parties hereby acknowledges that any breach by him or it of his or its obligations under this Agreement would cause substantial and irreparable damage to the parties, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that each other party will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

    21.10. CONSTRUCTION. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

    21.11. WAIVERS. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any party exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

    21.12. ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto and the other agreements, instruments, certificates, and other documents referred to herein as having been or to be executed and delivered in connection with the transactions contemplated hereby, contains the entire understanding and agreement among the parties, and supersedes any prior understandings or agreements among them, or between or among any of them, with respect to the subject matter hereof. Notwithstanding the foregoing, the provisions of the Confidentiality Agreement dated as of September 2, 1997, by and between the Company and Streamline, will survive the execution and delivery of this Agreement and the consummation of the Merger.

    21.13. GOVERNING LAW. Except to the extent the DGCL and the IBCA apply, this Agreement will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, as applied to contracts under seal made, and entirely to be performed, within the Commonwealth of Massachusetts, and without reference to principles of conflicts or choice of laws.

                [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

    Executed and delivered under seal as of the date first above written.

STREAMLINE:                                            STREAMLINE.COM, INC.

                                                       By   /s/ TIMOTHY A. DEMELLO
                                                            -----------------------------------------
                                                            Name: Timothy A. DeMello
                                                            Title: Chairman and CEO

MERGER SUB:
                                                       STREAMSUB, INC.

                                                       By   /s/ TIMOTHY A. DEMELLO
                                                            -----------------------------------------
                                                            Name: Timothy A. DeMello
                                                            Title: President

COMPANY:
                                                       BEACON HOME DIRECT, INC.
                                                       (d/b/a Scotty's Home Market)

                                                       By   /s/ WILLIAM C. STEINMETZ
                                                            -----------------------------------------
                                                            Name: William C. Steinmetz
                                                            Title: Chairman

                                                       STOCKHOLDERS' REPRESENTATIVE

                                                            /s/ WILLIAM C. STEINMETZ
                                                            -----------------------------------------
                                                            William C. Steinmetz, not individually but
                                                            solely as Stockholders' Representative

    The undersigned hereby executes and delivers under seal this Agreement and Plan of Merger and Reorganization by and among Streamline.com, Inc.; Streamsub, Inc.; Beacon Home Direct, Inc. (d/b/a Scotty's Home Market) and the other parties hereto as of the date first above written.

                                                       NORDSTROM, INC.

                                                       By   /s/ DARREN R. JACKSON
                                                            -----------------------------------------
                                                            Name: Darren R. Jackson
                                                            Title: Vice President

                                                         /s/ DAVID K. BEECKEN
                                                         ---------------------------------------------
                                                         David K. Beecken

                                                         /s/ WILLIAM H. BEECKEN
                                                         ---------------------------------------------
                                                         William H. Beecken, as Trustee for the
                                                         Erica K. Beecken Trust U/A 11/30/94

                                                         /s/ WILLIAM H. BEECKEN
                                                         ---------------------------------------------
                                                         William H. Beecken, as Trustee for the
                                                         Kurt H. Beecken Trust U/A 11/30/94

                                                         /s/ WILLIAM H. BEECKEN
                                                         ---------------------------------------------
                                                         William H. Beecken, as Trustee for the
                                                         D. Kyle. Beecken Trust U/A 11/30/94

                                                         /s/ SCOTT DEGRAEVE
                                                         ---------------------------------------------
                                                         Scott DeGraeve

                                                         /s/ PETER L. FRECHETTE
                                                         ---------------------------------------------
                                                         Peter L. Frechette

                                                         /s/ THOMAS HERSKOVITZ
                                                         ---------------------------------------------
                                                         Thomas Herskovitz

                                                         /s/ PETER L. FRECHETTE
                                                         ---------------------------------------------
                                                         Peter L. Frechette

                                                         /s/ KAREN N. PIGOTT
                                                         ---------------------------------------------
                                                         Karen N. Pigott, as Trustee of the Alicia K.
                                                         Pigott Fund

                                                         /s/ KAREN N. PIGOTT
                                                         ---------------------------------------------
                                                         Karen N. Pigott, as Trustee of the
                                                         Christopher B. Pigott Fund

                                                         /s/ RICHARD J. PIGOTT
                                                         ---------------------------------------------
                                                         Richard J. Pigott

                                                         /s/ PATRICK POLLARD
                                                         ---------------------------------------------
                                                         Patrick Pollard

                                                         /s/ WILLIAM C. STEINMETZ
                                                         ---------------------------------------------
                                                         William C. Steinmetz

                                                       THE TORTOISE FUND I, LLC

                                                       By   /s/ PATRICK POLLARD
                                                            -----------------------------------------
                                                            Name: Patrick Pollard
                                                            Title: Manager

                                                                       EXHIBIT B
                                                                  CONFORMED COPY

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

    This Escrow Agreement (this "AGREEMENT"), dated as of          , is by and
among Streamline.com, Inc. ("STREAMLINE"), a Delaware corporation, William C. Steinmetz, not acting individually but solely in his capacity as Stockholders' Representative (the "STOCKHOLDERS' REPRESENTATIVE") representing and acting hereunder on behalf certain of the Stockholders (the "STOCKHOLDERS") of Beacon Home Direct, Inc., an Illinois corporation ("BEACON"), and State Street Bank and Trust Company, as escrow agent. Streamline and the Stockholders' Representative are sometimes referred to herein, collectively, as the "INTERESTED PARTIES."

    Streamline, its wholly owned subsidiary Streamsub, Inc., Beacon, the Stockholders Representative and the Stockholders have entered into an Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT") dated as of October 18, 1999, pursuant to which Streamsub, Inc. has been merged with and into Beacon, and Beacon, as the surviving corporation in such merger, has become a wholly owned subsidiary of Streamline, all subject to the terms and conditions set forth in the Merger Agreement. This Agreement is to secure part of the Stockholders' indemnification obligations under the Merger Agreement.

    The parties hereby agree as follows:

    1. Certain Defined Terms. Capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed to them in the Merger Agreement. Notwithstanding the foregoing, the parties agree that the use of such defined terms is solely for the convenience of Streamline and the Stockholders Representative, and the Escrow Agent may rely on the use of defined terms in any communication received by it. In addition, as used in this Agreement:

    "DAMAGES" means all damages, losses, claims, demands, actions, causes of action, suits, litigations, arbitrations, liabilities, costs, and expenses, including court costs and the reasonable fees and expenses of legal counsel.

    "ESCROW AGENT" means State Street Bank and Trust Company, a Massachusetts banking corporation, and any of its successors appointed pursuant to Section 9 hereof, in each case in the capacity of escrow agent hereunder.

    "ESCROWED MONEY" means any money from time to time held in escrow hereunder, in cash or in the form of any investment or reinvestment or otherwise, including any cash substituted for the Escrowed Securities pursuant to Section 3(e) hereof.

    "ESCROWED SECURITIES" means any securities from time to time held in escrow
hereunder, including without limitation the aggregate of     shares of
Streamline Common Stock initially deposited in escrow hereunder, any income earned thereon in the form of additional shares of the same type of security on which such income was earned, and any other accessions thereto in the form of additional shares of the same type of security on which any such accessions relate, and any securities received in respect thereof (whether by dividend, upon conversion, exchange, or redemption, or otherwise).

    "ESCROW FUND" means the Escrowed Money and the Escrowed Securities and any other money, securities, and other property held in escrow hereunder as of the relevant time of reference. The Escrow Fund will be constituted of the Stockholders' individual escrow accounts established in accordance with
Section 3(a) hereof.

    "PRO RATA PORTION" means, with respect to a Stockholder, the percentage indicated opposite such Stockholder's name below:

                            NAME                              PRO RATA PORTION
------------------------------------------------------------  ----------------
                                                                       %

Total:                                                              100%
                                                                    ===

    2. Appointment of Escrow Agent. Streamline and the Stockholders Representative hereby appoint State Street Bank and Trust Company to act as Escrow Agent hereunder, and State Street Bank and Trust Company hereby accepts such appointment and agrees to serve in such capacity subject to the terms and conditions set forth herein.

    3.  Escrow Fund.

    (a) Establishment of Escrow Fund. Upon execution of this Agreement and pursuant to the Merger Agreement, Streamline will deposit in escrow with the Escrow Agent one or more stock certificates representing the aggregate number of shares of Streamline Common Stock indicated with respect to each such Stockholder in the attached SCHEDULE 1. Such escrowed shares will be deemed held in separate escrow accounts, each designated 'Streamline Escrow Account' followed by the name of the Stockholder on behalf of whom such shares were deposited, each of such escrow accounts to constitute a separate escrow fund, but all of which together will be held hereunder by the Escrow Agent as the Escrow Fund.

    In addition, each of the Stockholders (or the Stockholders' Representative acting on behalf of any such Stockholder) will deposit into escrow three duly executed (with Medallion signature guaranties) stock powers for transfer of the shares deposited in escrow on behalf of such Stockholder, with the transferee, date, and number of shares covered by each such stock power left blank. At the Escrow Agent's request from time to time hereafter, each of the Stockholders (or the Stockholders' Representative acting on behalf of any such Stockholder) will promptly deposit additional such stock powers into escrow to replace any such stock powers used to effect transfers of Escrowed Securities. The Stockholders' Representative, as attorney-in-fact of each Stockholder, hereby irrevocably appoints the Escrow Agent as each such Stockholder's agent and attorney-in-fact, in the name and on behalf of such Stockholder to complete and deliver such stock powers to Streamline (but only in strict accordance with the terms and conditions of this Agreement), with the same legal force and effect as if done by such Stockholder itself (or by the Stockholders' Representative acting on behalf of such Stockholder). The Stockholders' Representative represents and warrants to the Escrow Agent that he has irrevocable right, power and authority
(i) to enter into and perform this Agreement and bind all of the Stockholders to its terms, (ii) to give and receive directions and notices hereunder; and (iii) to make all determinations that may be required or that he deems appropriate under this Agreement. Until notified in writing by the Stockholders' Representative that he has resigned or by a majority in interest of the Stockholders that he has been removed, the Escrow Agent may act upon the directions, instructions and notices of the Stockholders' Representative named above and, thereafter, upon the directions, instructions and notices of any successor named in a writing executed by a majority-in-interest of the Stockholders filed with the Escrow Agent.

    The Escrow Agent will hold and safeguard the Escrow Fund during the term of this Agreement and will hold and dispose of the Escrow Fund only in accordance with the terms of this Agreement.

    The Escrow Agent will be entitled to rely on the characterization of a Claim (as defined below) set forth in the relevant Notice of Claim (as defined below) as to whether such Claim is against the Escrow Fund.

    The assets of the Escrow Fund shall be treated for federal and state income tax purposes as owned by the Stockholders, and each party shall file all tax returns required to be filed by such party in a manner consistent with such tax treatment.

    TAX REPORTING. The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Funds in any tax year shall (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, be allocated to such person or entity, and
(ii) otherwise shall be allocated to the Stockholders.

    CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER. The Interested Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow Funds is credited to the Escrow Funds. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Funds.

    TAX INDEMNIFICATION. Each of the Interested Parties agree, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Funds or performance of other activities under this Agreement, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

    (b) Investment of the Escrowed Money. The Escrow Agent from time to time will invest and reinvest Escrowed Money as directed by Streamline and the Stockholders' Representative in (i) money market funds of major brokerage or mutual fund firms (e.g., Fidelity Investments) or that invest exclusively in debt securities for the payment of which is pledged the full faith and credit of the United States of America, (ii) time deposits and other interest-bearing deposits of any commercial bank having capital, surplus, and undivided profits of at least $100,000,000, provided, that such deposits are fully insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation and are capable of liquidation within three business days, and/or
(iii) such other types of investments as may be agreed to in writing by Streamline and the Stockholders' Representative from time to time. Absent its timely receipt of such specific written investment instruction from Streamline and the Stockholders' Representative, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Funds. All earnings received from the investment of the Escrow Funds shall be credited to, and shall become a part of, the Escrow Fund (and any losses on such investments shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder. All income from such investments will be received by the Escrow Agent and, as promptly as practicable, will be distributed by the Escrow Agent to the Stockholders' Representative (who shall promptly distribute to each Stockholder his Pro Rata Portion of such income). For tax and withholding purposes, all income will be allocable to the Stockholders unless and until actually distributed to Streamline.

    (c) Stop-Transfer Instructions. For so long as any Escrowed Securities are held in escrow hereunder, they will be subject to "stop-transfer" instructions to Streamline's transfer agent for such securities.

    (d) Dividends, Etc. on Escrowed Securities. Until such time, if any, when the Escrowed Securities may be required hereunder to be delivered to a person entitled to indemnification under the Merger Agreement, such Escrowed Securities will remain registered in the names of the respective Stockholders, and subject to the terms and conditions of this Agreement, each of the Stockholders will be entitled in respect of such Stockholder's Escrowed Securities to do any other thing that is lawful for the registered holder of such Escrowed Securities to do (including, without limitation, voting of such Escrowed Securities). The Escrow Agent shall be under no obligation to preserve, protect or exercise rights in the Escrowed Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Agreement. The Escrow Agent shall not be responsible for forwarding to any Party, notifying any Party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Escrowed Shares, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights. Any securities issued upon the conversion, redemption, or exchange of the Escrowed Securities, will be deposited with the Escrow Agent in escrow hereunder immediately upon payment or issuance; but the Escrow Agent will not have any duty to require that such other securities be delivered to it or to give any notice of non-delivery thereof to any person. For tax and withholding purposes, all dividends and other distributions in respect of Escrowed Securities, and all securities issued upon the conversion, redemption, or exchange of Escrowed Securities, will be allocable to the Stockholders unless and until actually distributed to Streamline.

    (e) Substitution of Cash for Escrowed Securities.

           (i) Each Stockholder (or the Stockholders' Representative acting on any such Stockholder's behalf) will have the right from time to time to substitute cash in immediately available funds in place of all or part of such Stockholder's Escrowed Securities, provided, that the amount of such cash is equal to the value of the Escrowed Securities for which it is to
       be substituted, which will be conclusively deemed to be $     [to be the
       Closing Price Per Share] per share of Streamline Common Stock (such amount to be proportionately adjusted to reflect stock splits, stock dividends, reverse stock splits, and other recapitalizations, reorganizations, and similar events affecting Streamline Common Stock and occurring after the date of this Agreement). The Escrow Agent shall not be responsible for computing or ascertaining any amount of cash required to be deposited pursuant to this subparagraph (e)(i) of this Section 3.

           (ii) If any Stockholder (or the Stockholders' Representative acting on any such Stockholder's behalf) proposes to substitute cash for any of such Stockholder's Escrowed

       Securities, such Stockholder (or the Stockholders' Representative) will give written notice to Streamline and the Escrow Agent not less than one business day prior to the date of the proposed substitution, specifying the proposed date of substitution and the number of such Stockholder's Escrowed Securities to be released from escrow. Upon the receipt of cash tendered in substitution for Escrowed Securities in accordance with this subsection, the delivery of which cash shall be accompanied or preceded by the delivery by such Stockholder (or the Stockholders' Representative acting on such Stockholder's behalf) of a certified Form W-9 and such other information as the Escrow Agent may reasonably require, the Escrow Agent will release from escrow and deliver to such Stockholder (or the Stockholders' Representative acting on any such Stockholder's behalf) a number of such Stockholder's Escrowed Securities having a value (determined in accordance with the preceding subsection 3(e)(i)) equal to the amount of such cash received. Delivery of stock certificates will be made in the same manner described in Section 4(f).

    4.  Claims against Escrow Fund.

    (a) Notice of Claim. Streamline will give the Escrow Agent and the Stockholders' Representative written notice (a "Notice of Claim") of any claim for indemnification to be paid from the Escrow Fund (a "Claim"), specifying in reasonable detail the factual basis therefor to the extent then known to Streamline. Upon receipt of any Notice of Claim, the Escrow Agent will send a copy of such Notice of Claim to the Stockholders' Representative in accordance with the provisions of Section 12 hereof.

    If the Damages for which indemnification is sought are liquidated, Streamline's Notice of Claim will so state and a charge in such amount will be deemed asserted against the Escrow Fund. If such Damages are not liquidated, Streamline's Notice of Claim will so state and will contain its good-faith estimate of the maximum amount of such Claim, and in such event, a charge in such amount will be deemed asserted against the Escrow Fund.

    Streamline will not be entitled to give any Notice of Claim in respect of any Claim after the Cut-off Date, and the Escrow Agent shall not take any action with respect to any Notice of Claim received by it after the Cut-off Date; provided, that this time limit will apply only to the giving of Notices of Claims, and not to the liquidation or final resolution of Claims.

    If Streamline or the Stockholders' Representative believes that the Cut-off Date has occurred prior to October 18, 2000 (the "Cut-Off Date"), then such party may provide a written notice specifying that the Cut-Off Date has occurred (the "Notice of Cut-Off Date") to the Escrow Agent and to the other party (the "non-notifying party"). If within ten (10) days after the date the Notice of Cut-off Date is delivered to the non-notifying party, the non-notifying party does not provide a written objection to the Escrow Agent regarding the Cut-off Date as specified in the Notice of Cut-off Date, the Cut-off Date as specified in the Notice of Cut-off Date shall be the Cut-off Date for all purposes hereunder.

    (b) Objection to Claim. If within 30 days after the date a Notice of Claim is delivered to the Escrow Agent and the Stockholders' Representative in accordance with Section 4(a), the Stockholders' Representative advises the Escrow Agent in writing that it objects to such Notice of Claim, stating in reasonable detail the basis of its objection, then unless and until the Stockholders' Representative withdraws such objection in writing, the Claim to which such Notice of Claim relates will be deemed to be a "Disputed Claim"; otherwise, such Claim will be deemed to be an "Allowed Claim" (which term shall also include any Disputed Claim which is subsequently (i) agreed upon by Streamline and the Stockholders' Representative or (ii) adjudicated by a court). The parties may consider using non-binding mediation and/or other alternative dispute resolution procedures to resolve any disputes that may arise with respect to any Claims, but no party will be required to participate in any such procedures against his or its will.

    (c) Payment of Allowed Claims.

           (i) As promptly as is practicable after a Claim is determined to be an Allowed Claim, or if at the time a Notice of Claim with respect to such Claim was given in accordance with Section 4(a), such Claim was not liquidated in amount, then as promptly as practicable after such Claim is so liquidated and notice thereof is given by Streamline to the Escrow Agent and the Stockholders' Representative and such Claim becomes an Allowed Claim in accordance with Section 4(b), the Escrow Agent will release from escrow from the appropriate escrow accounts of the applicable Stockholder(s), and will deliver to Streamline, Escrowed Securities and/or Escrowed Money sufficient to satisfy such Claim, together with a stock power dated and completed by the Escrow Agent pursuant to Section 3(a)(i) hereof for transfer of such Escrowed Securities to Streamline. To the extent that Escrowed Securities are delivered to Streamline in payment of any Claim, the value of such Escrowed Securities will be conclusively deemed to be the Closing Price Per Share per share of Streamline Common Stock (such amount to be proportionately adjusted to reflect stock splits, stock dividends, reverse stock splits, and other recapitalizations, reorganizations, and similar events affecting Streamline Common Stock and occurring after the date of this Agreement; Streamline will send notice of any event giving rise to such an adjustment, along with a description of the adjustment to be made, to the Escrow Agent and the Stockholders' Representative in accordance with the provisions of Section 12 hereof).

           (ii) If Streamline is entitled to obtain payment for a Claim, then upon compliance with the terms hereof, (A) if the Claim relates to a matter other than a breach of a representation or warranty set forth in
       Section 7 of the Merger Agreement (as specified in a Notice of Claim), then payment of each Stockholders' Pro Rata Portion of the amount to which Streamline is entitled in respect of such Claim will be made from such Stockholder's Escrow Fund, and (B) if the Claim relates to a breach of a representation or warranty set forth in Section 7 of the Merger Agreement, then payment of such Claim will be made from the Escrow Fund of the breaching Stockholder.

    (d) No Payment of Disputed Claims. Except as otherwise expressly provided herein, the Escrow Agent will not release from escrow or deliver any part of the Escrow Fund in respect of any Disputed Claim.

    (e) Payment of Income, Etc. Except as otherwise expressly provided herein (including, without limitation, pursuant to the provisions of Section 3(d) hereof), to the extent that any amount of the money and/or property originally deposited into escrow hereunder is distributed to Streamline or any Stockholder (or the Stockholders' Representative acting on any such Stockholder's behalf), all income and other accessions with respect to such amount (including without limitation interest and dividends) will be distributed to the same party and at the same time.

    (f) Use of Stock Certificates. Whenever the Escrow Agent makes a distribution of Escrowed Securities hereunder it will deliver such stock certificates as it in its sole discretion determines, and if such certificates represent a greater number of shares than are to be distributed, the excess shares will be registered in the relevant Stockholder's name and returned to the Escrow Agent to be held in escrow hereunder; provided, that the Escrow Agent will not have any duty to require the return of any such certificate to it or to give any notice of non-delivery thereof.

    (g) Rounding. In distributing the Escrow Fund hereunder to satisfy a Claim or to distribute the balance of the Escrow Fund, as the case may be, the Escrow Agent shall round down the number of shares being delivered to Streamline or to any Stockholder (or to the Stockholders' Representative acting on any such Stockholder's behalf), as the case may be , so that only a whole number of shares are distributed.

    5.  Release and Delivery of Escrow Fund.

    (a) On the Cut-Off Date. (i) No later than two business days after the Cut-off Date, the Escrow Agent will release all of the remaining Escrow Fund from escrow and deliver it to the Stockholders (or the Stockholders' Representative acting on such Stockholders' behalf) in accordance with their respective interests therein, provided, that the Escrow Agent will retain and continue to hold in escrow such portion, if any, of the Escrow Fund with respect to which Streamline has asserted any Claim in accordance with this Agreement.

    (b) As Directed by a Court. Except as otherwise specifically provided herein, in the event of any Disputed Claim(s) or other dispute between Streamline, on the one hand, and the Stockholders or the Stockholders' Representative, on the other hand, the Escrow Agent will retain the Escrow Fund until such time or times as it receives notice that a judgment, order, or decree has been entered or made by any court with respect to the disposition of the Escrow Fund that, in the opinion of legal counsel chosen by the Escrow Agent (whose reasonable fees and expenses will be paid by Streamline), is binding upon the Escrow Agent and not subject to further appeal or modification before compliance is required therewith, in which case the Escrow Agent will comply with such judgment, order, or decree.

    (c) As Directed by the Parties. Notwithstanding any other provision of this Agreement, the Escrow Agent will release all or any part of the Escrow Fund and deliver it in accordance with written instructions duly executed (in counterparts or otherwise) by Streamline and the Stockholders' Representative.

    (d) Deliveries of Escrowed Money. All deliveries of Escrowed Money to Streamline or any Stockholder (or the Stockholders' Representative acting on any such Stockholder's behalf) will be made by wire transfer of immediately available funds to an account designated in writing by the receiving party at least two business days before such delivery (or in the absence of such designation, by certified or bank check payable to such party and sent to such party (or in the case of a Stockholder, to the Stockholders' Representative) to the address set forth in Section 12 of this Agreement).

    6. Liability of Escrow Agent. This Agreement is entered into by the Escrow Agent as an accommodation to, and solely for the benefit of, Streamline, the Stockholders and the Stockholders' Representative; and no other person will have any right to enforce or receive the benefits of this Agreement. The Escrow Agent will be obligated to perform only such duties as are expressly set forth in this Agreement, and will not be liable to any person or entity whatsoever, except for actual damages caused by its own gross negligence or willful misconduct, and in any event will not be liable for any incidental or consequential damages, including without limitation lost profits. References in this Agreement to the Merger Agreement or any other document are for identification purposes only, and will not be deemed to be notice to the Escrow Agent of (and the Escrow Agent will not have any duty of inquiry with respect to) the provisions thereof.

    7. Indemnification of Escrow Agent. The Stockholders will indemnify, defend, and hold harmless the Escrow Agent (and its respective officers, directors, stockholders, partners, employees, agents, and other representatives) from and against all Damages caused by the Stockholders, the Stockholders' Representative, or their agents and/or other representatives relating to or arising, directly or indirectly, out of or in connection with this Agreement or the transactions hereby contemplated, excepting only such Damages as may be finally determined by a court of competent jurisdiction to have been caused directly by the Escrow Agent's gross negligence or willful misconduct. Streamline will indemnify, defend, and hold harmless the Escrow Agent (and its respective officers, directors, stockholders, partners, employees, agents, and other representatives) from and against all Damages caused by Streamline (or its officers, directors, agents and/or other representatives) relating to or arising, directly or indirectly, out of or in connection with this Agreement or the transactions hereby contemplated, excepting only such Damages as may be finally determined by a court of competent jurisdiction to have been caused directly by the Escrow Agent's gross negligence or willful misconduct.

The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

    8.  Reliance by Escrow Agent.

    (a) In the absence of gross negligence or willful misconduct, the Escrow Agent will not incur any liability for (a) acting or failing to act in good-faith reliance upon any written instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), notice, or other document that the Escrow Agent in good faith believes is required or permitted under this Agreement and believed by it to be genuine and to have been signed by the proper person(s), without any obligation on its part to make any additional inquiry or investigation, and (b) acting or failing to act in good-faith reliance upon the advice of legal counsel, including in-house counsel, including in-house counsel (whose reasonable fees and expenses will be paid by Streamline).

    (b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

    (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct in breach of this Agreement.

    9. Resignation or Removal of Escrow Agent. The Escrow Agent will have the right to resign as Escrow Agent hereunder at any time, upon 30 days prior written notice to Streamline and the Stockholders' Representative; and the Escrow Agent may be removed by written agreement of Streamline and the Stockholders' Representative delivered to the Escrow Agent, which removal will be effective not earlier than 30 days after such delivery to the Escrow Agent, unless the Escrow Agent consents in writing to an earlier effective time. Before the effectiveness of any such resignation or removal, Streamline and the Stockholders' Representative will jointly appoint another person, reasonably acceptable to both of them, to act in the resigning or removed Escrow Agent's stead hereunder, which unless otherwise agreed by Streamline and the Stockholders' Representative, will be a bank or trust company having capital, surplus, and undivided profits in excess of $100,000,000. If Streamline and the Stockholders' Representative fail to agree upon and appoint such successor Escrow Agent before the effectiveness of any such resignation or removal, then unless otherwise instructed to distribute the Escrow Fund in any other manner by written notice duly executed by Streamline and the Stockholders' Representative, the resigning or removed Escrow Agent will deposit the Escrow Fund with a court of competent jurisdiction and will institute an interpleader proceeding against Streamline and the Stockholders' Representative (all reasonable fees and expenses incurred by the Escrow Agent in connection with such proceeding to be paid by Streamline), upon which such Escrow Agent will be relieved of all future obligations hereunder.

    10. Termination, Amendment, and Modification. This Agreement will terminate when the entire Escrow Fund has been distributed in accordance with the terms hereof. Prior to such time, this Agreement may be terminated, amended, or modified only by a written agreement (in counterparts or otherwise) duly executed and delivered by Streamline, the Stockholders' Representative, and the Escrow Agent.

    11. Disputes. In the event that there arises any dispute with respect to this Agreement or any transaction or matter in connection with this Agreement, including without limitation the respective rights of Streamline and the Stockholders' Representative (acting on behalf of one or more of the Stockholders), to the release or return of all or any part of the Escrow Fund, the Escrow Agent is authorized (but will not be required) (a) to retain possession of all or any part of the Escrow Fund until such dispute is finally resolved, including without limitation, resolution by mutual agreement of the disputants or by the final judgment, order, or decree of a court of competent jurisdiction after the time for appeal has expired and without any rights of appeal having been perfected; and/or (b) to deposit all or any part of the Escrow Fund with a court of competent jurisdiction and institute an interpleader proceeding against Streamline and the Stockholders' Representative (all reasonable fees and expenses incurred by the Escrow Agent in connection with such proceeding to be paid by Streamline), upon which the Escrow Agent's future obligations under this Agreement will immediately terminate. The Escrow Agent is authorized (but will not be required) to institute, prosecute, intervene in, and/or defend any such proceedings, unless it shall have been furnished with acceptable indemnification.

    12. Notices; Wiring Instructions. All notices, requests, payments, instructions, or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if
(i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed as follows (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this section); provided, that no notice or other communication will be binding on or against the Escrow Agent unless and until actually received by the Escrow Agent):

    (a) If to Streamline, to:

        Streamline.com, Inc.
       27 Dartmouth Street
       Westwood, MA 02090
       Attention: Chief Executive Officer
       Telecopier No. (781) 407-1946

           with a copy sent at the same time and by the same means to:

           Wayne D. Bennett, Esq.
           Bingham Dana LLP
           150 Federal Street
           Boston, Massachusetts 02110
           Telecopier No. (617) 951-8736

    (b) If to any of the Stockholders or the Stockholders' Representative, to:

        William C. Steinmetz
       c/o ABN AMRO Incorporated
       208 South LaSalle Street
       Chicago, IL 60604
       Telecopier No. (312) 855-2880

           with a copy sent at the same time and by the same means to:

           Dalius Vasys, Esq.
           Vedder, Price, Kaufman & Kammholz
           222 North LaSalle Street
           Chicago, IL 60601
           Telecopier No. (312) 609-5005

    (c) If to the Escrow Agent, to:
       MAILING ADDRESS:
       State Street Bank and Trust Company
       Global Investor Services Group
       Corporate Trust Division
       P.O. Box 778
       Boston, Massachusetts 02102-0778
       Attention: Streamline Escrow
                (617) 662-1463
                            Fax:
COURIER ADDRESS:
2 Avenue de Lafayette - 6th Floor
Boston, Massachusetts 02110

Any funds to be paid to the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing by the Escrow Agent in accordance with this Section 12):

        Bank: State Street Bank and Trust Company
       ABA #: 0110 0002 8
       A/C #: 9903-990-1
       Attn: Corporate Trust Department
       Ref: Streamline Escrow

Any funds to be paid by the Escrow Agent hereunder shall be sent by such method of payment and pursuant to such instruction as may have been given in advance and in writing to the Escrow Agent in accordance with this Section 12.

    13. Governing Law. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, as applied to contracts under seal made, and entirely to be performed, within Massachusetts, and without reference to principles of conflicts or choice of laws.

    14. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

    15. Entire Agreement. This Agreement (together, as to Streamline and the Stockholders' Representative, with the Merger Agreement) contains the entire understanding and agreement among the parties, and supersedes any prior understandings or agreements among them, or between or among any of them, with respect to the subject matter hereof.

    16. Captions. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

    17. Expenses.Streamline will be responsible for the fees and expenses of the Escrow Agent incurred in connection with performance of its duties hereunder, as agreed to between Streamline and the Escrow Agent. Streamline agrees (i) to pay or reimburse the Escrow Agent for its reasonable attorney's fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change hereafter on an annual basis; provided that the Escrow Agent provides Streamline at least 60 days' written notice in advance of any such change. Streamline agrees to reimburse the Escrow Agent on demand for all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

    18. Benefits of Agreement; No Assignments; No Third-Party Beneficiaries.

    (a) This Agreement will bind and inure to the benefit of the parties hereto and their respective heirs, successors, and permitted assigns.

    (b) No party will assign any rights or delegate any obligations hereunder without the consent of the other parties, and any attempt to do so will be void.

    (c) Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto, the Stockholders, and their respective heirs, successors, and permitted assigns.

    19. Equitable Relief. Each of the parties hereby acknowledges that any breach by him or it of his or its obligations under this Agreement would cause substantial and irreparable damage to the parties, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that each other party will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

    20. Construction. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

    21. Modification; Waiver. This Agreement may not be altered or modified without the express written consent of the parties hereto. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any party exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

    22. Waiver of Trial by Jury. Each of the parties hereto irrevocably waives all rights to trial by jury in any action, proceeding, or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Agreement.

    23. Consent to Jurisdiction and Service. Each of the Interested Parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with
Section 12 hereof.

    24. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

    25. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

[The rest of this page is intentionally left blank.]

    Executed and delivered under seal as of the date first above written.

STREAMLINE:                      STREAMLINE.COM, INC.
                                 By
                                 Name:
                                 Title:
ESCROW AGENT:                    STATE STREET BANK
                                 AND TRUST COMPANY
                                 By
                                 Name:
                                 Title:
STOCKHOLDER
  REPRESENTATIVE:                William C. Steinmetz

                                   SCHEDULE 1

Stockholder                      Number of Shares of
-------------------------------  Streamline Common Stock
                                 Deposited in Escrow
                                 ------------------------------------------------------------
                                 ------------------------------------------------------------

                                                                           ANNEX

                               FORM OF PROXY CARD

                                   [SIDE ONE]

                              STREAMLINE.COM, INC.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 5, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Timothy A. DeMello, Edward Albertian and Lauren A. Farrell, and each of them, as Proxies, with full powers of substitution, and hereby authorizes them to represent and vote, as designated, all shares of stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of Streamline.com, Inc. ("Streamline") to be held at 27 Dartmouth Street, Westwood, Massachusetts 02090, on January 5, 2000 at 10:00 a.m. and at any postponements or adjournments thereof, with all powers the undersigned would possess if personally present, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)

                                   [SIDE TWO]

        PLEASE MARK YOUR VOTES BY CHECKING THE APPROPRIATE BOXES BELOW.

The Board of Directors recommends a vote "FOR" the proposals:

1. To approve the Agreement and Plan of Merger and Reorganization, dated as of October 18, 1999, among Streamline, Streamsub, Inc. Beacon Home
    Direct, Inc. d/b/a Scotty's Home Market, and certain other parties, as described more fully in the Proxy Statement/Private Placement Memorandum accompanying this proxy card.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. To approve an increase in the number of shares of Streamline common stock authorized for issuance under Streamline's 1993 Employee Stock Option Plan, as amended, from 2,500,000 to 3,000,000.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. To consider such other matters as may properly come before the special meeting and any adjournments or postponements thereof.

The proxy will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted FOR Proposals 1 and 2, and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the meeting or any adjournment or postponement thereof.

Signature ____________________________________________________________  Date ___

Signature if held
jointly _______________________________________________________________ Date ___

IMPORTANT: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in name by an authorized person.

            PLEASE DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.